UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Smartsheet Inc.
(Name of Registrant as Specified In Its Charter)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

SMARTSHEET INC.
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
               , 2024
Dear Smartsheet Inc. Shareholder:
You are cordially invited to attend a special meeting of shareholders (which, together with any adjournments or postponements thereof, we refer to as the “Company Shareholders’ Meeting”) of Smartsheet Inc., a Washington corporation (which we refer to as “Smartsheet,” the “Company,” “we,” “us” or “our”) to be held virtually via live webcast on               , 2024, at          , Pacific Time (unless the Company Shareholders’ Meeting is adjourned or postponed).
You may attend the Company Shareholders’ Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SMAR2024SM. Please note that you will not be able to attend the Company Shareholders’ Meeting physically in person. For purposes of attendance at the Company Shareholders’ Meeting, all references in the enclosed proxy statement to “attendance at the Company Shareholders’ Meeting” or “present at the Company Shareholders’ Meeting” mean virtually attending and present at the Company Shareholders’ Meeting. Formal notice of the Company Shareholders’ Meeting, a proxy statement, and a proxy card accompany this letter.
At the Company Shareholders’ Meeting, you will be asked to consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger (which we refer to, as it may be amended from time to time, as the “Merger Agreement”), dated September 24, 2024, by and among Smartsheet, Einstein Parent, Inc., a Delaware corporation (which we refer to as “Parent”), and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”) (we refer to such proposal as the “Merger Proposal”). Parent and Merger Sub are each affiliates of investment funds managed by affiliates of Blackstone Inc. (collectively “Blackstone”), one of the world’s leading investment firms, investment funds managed by Vista Equity Partners Management, LLC (“Vista Equity Partners”), a leading private equity firm focused on investments in software, data and technology-enabled companies, and Platinum Falcon B 2018 RSC Limited (“Platinum Falcon”), an indirect wholly owned subsidiary of the Abu Dhabi Investment Authority (“ADIA”), will also be an indirect minority investor in Smartsheet. At the Company Shareholders’ Meeting, you will also be asked to consider and vote on a proposal to approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (as defined below) (we refer to such proposal as the “Compensation Proposal”). Finally, at the Company Shareholders’ Meeting, you will also be asked to consider and vote on a proposal to adjourn the Company Shareholders’ Meeting to a later date or dates for reasons provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Company Shareholders’ Meeting (which we refer to as the “Adjournment Proposal”).
Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Smartsheet (which we refer to as the “Merger,” which, together with each of the other transactions contemplated by the Merger Agreement, we refer to as the “Transactions”), whereupon the separate corporate existence of Merger Sub shall cease, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent in accordance with the Washington Business Corporation Act (which we refer to as the “WBCA”). If you are a Smartsheet shareholder and the Merger is completed, each share of Smartsheet Class A Common Stock (which we refer to as the “common stock”), that you own as of immediately prior to the effective time of the Merger, will be automatically converted into the right to receive an amount in cash equal to $56.50 in cash (which we refer to as the “Merger Consideration”), without interest (except for shares owned by any shareholder who has properly exercised and perfected such shareholder’s demand for dissenters’ rights pursuant to Chapter 23B.13 of the WBCA and who has not effectively withdrawn or forfeited such holder’s dissenters’ rights).
Smartsheet’s board of directors (the “Board of Directors”), after careful consideration, including considering the factors more fully described in the enclosed proxy statement, has unanimously (i) determined that it is in the best interests of Smartsheet and the shareholders of Smartsheet, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Transactions, including the Merger, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent, in accordance with the WBCA; and (iii) subject to the provisions of the Merger Agreement, resolved to recommend that Smartsheet’s shareholders adopt the Merger Agreement and directed that such matter be submitted for consideration of Smartsheet’s shareholders at the Company Shareholders’ Meeting.

The Board of Directors unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
The enclosed proxy statement provides detailed information about the Company Shareholders’ Meeting, the Merger Agreement and the Merger. The enclosed proxy statement also includes a summary of certain terms of the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to the proxy statement (which includes a copy of the articles of incorporation of the surviving corporation in Exhibit A thereto). The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Merger. We encourage you to read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information.
Whether or not you plan to attend the Company Shareholders’ Meeting virtually, please sign, date, and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone by following the instructions on the enclosed proxy card. If you attend the Company Shareholders’ Meeting and vote online during the meeting, your vote will revoke any proxy that you have previously submitted.
If you hold your shares of our common stock in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares of our common stock in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker, or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
Your vote is very important, regardless of the number of shares of our common stock that you own. We cannot complete the Merger unless the Merger Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.
If you have any questions or need assistance voting your shares of our common stock, please contact our Proxy Solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call Toll-Free: +1 (877) 750-0510
Banks & Brokers May Call Collect: +1 (212) 750-5833
On behalf of the Board of Directors, we thank you for your support and appreciate your consideration of this matter.
Sincerely,

Michael Gregoire	Mark P. Mader
Chair of the Board	President, Chief Executive Officer, and Director
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Merger, the adoption of the Merger Agreement or any other transaction described in the accompanying proxy statement, or passed upon the adequacy or accuracy of the disclosure in the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated            , 2024 and, together with the enclosed form of proxy card, is first being mailed on or about              , 2024.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SMARTSHEET INC.
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
NOTICE OF SPECIAL COMPANY SHAREHOLDERS’ MEETING OF SHAREHOLDERS
TO BE HELD VIRTUALLY VIA THE INTERNET ON           , 2024
Notice is hereby given that a special meeting of shareholders (including any adjournments or postponements thereof, which we refer to as the “Company Shareholders’ Meeting”) of Smartsheet Inc., a Washington corporation (which we refer to as “Smartsheet,” “the Company,” “we,” “us,” or “our”), will be held on           , 2024, at           , Pacific Time (unless the Company Shareholders’ Meeting is adjourned or postponed). Smartsheet shareholders will be able to attend the Company Shareholders’ Meeting virtually via live webcast at www.virtualshareholdermeeting.com/SMAR2024SM. Please note that you will not be able to attend the Company Shareholders’ Meeting physically in person. For purposes of attendance at the Company Shareholders’ Meeting, all references in the enclosed proxy statement to “attendance at the Company Shareholders’ Meeting” or “present at the Company Shareholders’ Meeting” mean virtually attending and present at the Company Shareholders’ Meeting. The Company Shareholders’ Meeting is being held for the following purposes:
1.To consider and vote on the proposal to adopt the Agreement and Plan of Merger (which we refer to, as it may be amended from time to time, as the “Merger Agreement”), dated September 24, 2024, by and among Smartsheet, Einstein Parent, Inc., a Delaware corporation (which we refer to as “Parent”), and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”). A summary of the terms of the Merger Agreement can be found starting on page 1 of the enclosed proxy statement. You are urged to read the summary in its entirety. A copy of the Merger Agreement is also attached as Annex A to this Notice. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Smartsheet (which we refer to as the “Merger”), whereupon the separate corporate existence of Merger Sub shall cease, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent (we refer to this proposal as the “Merger Proposal”);
2.To consider and vote on the proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger (we refer to this proposal as the “Compensation Proposal”); and
3.To consider and vote on a proposal to adjourn the Company Shareholders’ Meeting to a later date or dates as provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Company Shareholders’ Meeting (we refer to this proposal as the “Adjournment Proposal”).
Only Smartsheet shareholders of record as of the close of business on           , 2024 are entitled to notice of the Company Shareholders’ Meeting and to vote at the Company Shareholders’ Meeting or any adjournment, postponement or other delay thereof.
Your vote is very important, regardless of the number of shares of our common stock that you own. We cannot complete the Merger unless the Merger Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of Smartsheet’s common stock.
The Board of Directors unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Whether or not you plan to attend the Company Shareholders’ Meeting virtually, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone by following the instructions on the enclosed proxy card. If you are a shareholder of record, and you attend the Company Shareholders’ Meeting and vote online during the Company Shareholders’ Meeting, your vote will revoke any proxy that you have previously submitted. If you hold your shares of our common stock in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares of our common stock in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker, or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
By the Order of the Board of Directors,
Jolene Marshall
Chief Legal Officer and Secretary
Bellevue, Washington, USA
               , 2024

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE COMPANY SHAREHOLDERS’ MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (i) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED; (ii) OVER THE INTERNET; OR (iii) BY TELEPHONE. You may revoke your proxy or change your vote at any time before it is voted at the Company Shareholders’ Meeting.
If you hold your shares of our common stock in “street name,” you should instruct your bank, broker, or other nominee how to vote your shares of our common stock in accordance with the voting instruction form that you will receive from your bank, broker, or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions.
If you are a shareholder of record, voting online during the Company Shareholders’ Meeting will revoke any proxy that you previously submitted.
If you hold your shares of our common stock through a bank, broker, or other nominee, you must obtain a “legal proxy” in order to vote online at the Company Shareholders’ Meeting.
If you fail to (i) return your signed proxy card; (ii) grant your proxy electronically over the Internet or by telephone; or (iii) attend the Company Shareholders’ Meeting and vote online during the meeting, your shares of our common stock will not be counted for purposes of determining whether a quorum is present at the Company Shareholders’ Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Proposal, but will have no effect on the Compensation Proposal and Adjournment Proposal.
We encourage you to read the accompanying proxy statement and its annexes, including all documents incorporated by reference into the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the Merger, the Company Shareholders’ Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our Proxy Solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call Toll-Free: +1 (877) 750-0510
Banks & Brokers May Call Collect: +1 (212) 750-5833

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SUMMARY
This summary highlights selected information from this proxy statement related to the merger of Einstein Merger Sub, Inc. with and into Smartsheet Inc., which we refer to as the “Merger,” (which, together with each of the other transactions contemplated by the Merger Agreement, we refer to as the “Transactions”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”
Except as otherwise specifically noted in this proxy statement, “Smartsheet,” the “Company,” “we,” “us,” or “our” and similar words refer to Smartsheet Inc., a Washington corporation, including, in certain cases, our subsidiaries.
Throughout this proxy statement, we refer to Einstein Parent, Inc., a Delaware corporation, as “Parent,” and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent, as “Merger Sub.”
In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated September 24, 2024, by and among Smartsheet, Parent and Merger Sub, as it may be amended from time to time, as the “Merger Agreement.” The Merger Agreement is attached as Annex A to this proxy statement. You should read and consider the Merger Agreement, which is the legal document that governs the Merger, carefully and in its entirety.
Parties Involved in the Merger
Smartsheet Inc.
Smartsheet, the enterprise work management platform, empowers organizations to innovate and achieve results quickly and securely at scale through effective collaboration and streamlined workflows. By uniting people, content, and work, Smartsheet provides powerful capabilities that revolutionize the way teams operate. Smartsheet makes outcomes reliable, keeps customer data safe, and ensures users are aligned, making it ideal for organizations seeking efficient, impactful collaborative work management.
Smartsheet’s Class A common stock (which we refer to as “common stock”) is listed on the New York Stock Exchange (which we refer to as “NYSE”) under the symbol “SMAR.” Smartsheet’s Class B common stock is not listed or traded on any stock exchange, and no shares of Class B common stock are outstanding.
For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”
Einstein Parent, Inc.
Parent was formed solely for the purpose of engaging in the Transactions. Parent has not engaged in any business activities other than as incidental to its formation and in connection with the Transactions and arranging of the equity financing and any potential debt financing in connection with the Merger. Parent is an affiliate of Blackstone and VEPF VIII (as such terms are defined below). Parent’s address is Four Embarcadero Center 20th Floor, San Francisco, CA 94111. For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”

Einstein Merger Sub, Inc.
Merger Sub is a wholly owned subsidiary of Parent and was formed solely for the purpose of engaging in the Transactions. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the Transactions and arranging of the equity financing and any potential debt financing in connection with the Merger. Upon completion of the Merger, Merger Sub will cease to exist and Smartsheet will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent. Merger Sub is an affiliate of Blackstone and VEPF VIII. Merger Sub’s address is Four Embarcadero Center, 20th Floor, San Francisco, CA 94111. For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”
Blackstone Inc.
Parent and Merger Sub are each affiliated with investment funds managed by affiliates of Blackstone Inc. (which we collectively refer to as “Blackstone”). In connection with the Transactions, Blackstone has committed to provide Parent, at or prior to the closing of the Merger (the “Closing”) with an aggregate cash amount of up to $2,105,000,000, which will be available, together with the other Equity Financing Commitments (as defined below), available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub as described further in this proxy statement under the caption “The Merger—Financing of the Merger; Damages Commitment.”
For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”
Vista Equity Partners Fund VIII, L.P.
Parent and Merger Sub are each affiliated with Vista Equity Partners Fund VIII, L.P. (which we refer to as “VEPF VIII” and collectively with Blackstone, the “Buyers”), and VEPF VIII is affiliated with Vista Equity Partners Management, LLC (which we refer to as “Vista Equity Partners”). In connection with the Transactions, VEPF VIII has committed to provide Parent, at or prior to the Closing with an aggregate cash amount of up to $1,753,000,000, which will be available, together with the other Equity Financing Commitments (as defined below), available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub as described further in this proxy statement under the caption “The Merger—Financing of the Merger; Damages Commitment.”
For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”
Platinum Falcon B 2018 RSC Limited
In connection with the Transactions, Platinum Falcon, an indirect wholly owned subsidiary of ADIA, has committed to provide Parent, at or prior to the Closing with an aggregate cash amount of up to $900,000,000, which will be available, together with the other Equity Financing Commitments (as defined below), available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing pursuant to the Merger Agreement) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub as described further in this proxy statement under the caption “The Merger—Financing of the Merger; Damages Commitment.”

For more information, please see the section of this proxy statement captioned “The Merger — Parties Involved in the Merger.”
The Merger

Upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Washington Business Corporation Act (which we refer to as the “WBCA”), if the Merger is completed, Merger Sub will merge with and into Smartsheet, whereupon the separate corporate existence of Merger Sub shall cease, and Smartsheet will continue as the surviving corporation (which we refer to as the “Surviving Corporation”) and as a wholly owned subsidiary of Parent. As a result of the Merger, our common stock will no longer be publicly traded, will be delisted from NYSE and will be deregistered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), and Smartsheet will no longer file periodic reports with the United States Securities and Exchange Commission (which we refer to as the “SEC”) on account of Smartsheet common stock. In addition, each outstanding share of our common stock (excluding shares held by (i) Parent, Merger Sub or Smartsheet, or by any direct or indirect wholly owned subsidiary of Parent or Merger Sub, immediately prior to the Effective Time (as defined below) and (ii) any shareholder who has properly exercised and perfected such shareholder’s demand for dissenters’ rights Chapter 23B.13 of the WBCA and who has not effectively withdrawn or forfeited such holder’s dissenters’ rights) will be automatically converted into the right to receive $56.50 per share in cash (which we refer to as the “Merger Consideration”), without interest and less any applicable withholding of taxes. We refer to the shares of our common stock described in clause (i) of the preceding sentence as “Canceled Shares,” and we refer to the shares of our common stock described in clause (ii) of the preceding sentence as “Dissenting Shares.” Following the Merger, you will not own any shares of the capital stock of the Surviving Corporation.
After the Merger is completed, you will have the right to receive the Merger Consideration, but you will no longer have any rights as a shareholder, except that shareholders who properly demand, and do not subsequently withdraw, fail to perfect, or lose, their appraisal rights under Chapter 23B.13 of the WBCA (which we refer to as “Chapter 23B.13”) will have the right to receive a payment for the “fair value” of their shares of our common stock as determined pursuant to an appraisal proceeding as contemplated by Chapter 23B.13, as described in the section of this proxy statement captioned “The Merger — Dissenters’ Rights.”
The Merger will become effective at the day and time of the filing and acceptance of the certificate of merger with the Secretary of State of the State of Washington, or at such later time and day as is agreed upon in writing by the parties and specified in the certificate of merger (which we refer to as the “Effective Time”).
For more information, see the section of this proxy statement captioned “The Merger.”
Treatment of Equity Awards
Pursuant to the terms of the Merger Agreement, at the Effective Time:
•Each compensatory option to purchase shares of our common stock (each, a “Company Option”) that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per-share exercise price for such Vested Company Option, by (ii) the total number of shares of our common stock underlying such Vested Company Option, subject to any required withholding of taxes (the “Vested Option Consideration”).
•Each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) will be canceled and converted into the contingent right to receive an aggregate amount in cash without interest (a “Converted Cash Award”) equal to the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per share exercise price for such Unvested Company Option, by (ii) the total number of shares of our common stock underlying such Unvested Company Option, with such amount subject to any required withholding of taxes.
•Each Company Option, whether vested or unvested, with an exercise price that is equal to or greater than the Merger Consideration will be canceled without any cash payment or other consideration being made in respect of such Company Option.
•Each restricted stock unit with respect to shares of our common stock that vests solely on the basis of time (each, a “Company RSU”) that is outstanding as of immediately prior to the Effective Time and is either (i) held by a non-employee member of the Board of Directors (whether vested or unvested) or (ii) vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company RSU”) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (a) the total number of shares of our common stock underlying such Vested Company RSU, by (b) the Merger Consideration, subject to any required withholding of taxes (the “Vested RSU Consideration”).
•Each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an aggregate amount in cash, without interest, equal to the product obtained by multiplying (i) the total number of shares of our common stock underlying such Unvested Company RSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
•Each restricted stock unit with respect to shares of our common stock that vests on the basis of, in whole or in part, performance (each, a “Company PSU” and, together with the Company Options and the Company RSUs, the “Company Equity Awards”) that is outstanding as of immediately prior to the Effective Time and is vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company PSU”) will be canceled and converted into the right to receive an aggregate amount in cash, without interest, equal to the product obtained by multiplying (i) the number of shares of our common stock underlying such Vested Company PSU, by (ii) the Merger Consideration, subject to any required withholding of taxes (the “Vested PSU Consideration”).
•The achievement of applicable performance metrics of each Company PSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company PSU (each, an “Unvested Company PSU”) for which the applicable performance period has not been completed, will be determined, prior to the Effective Time in good faith by the Board of Directors or a committee thereof in accordance with the terms of the applicable Company PSU award agreement (any achieved Unvested Company PSUs, the “Achieved Unvested Company PSUs”). Each Achieved Unvested Company PSU will be canceled and converted into a Converted Cash Award with respect to an amount in cash, without interest, equal to the product obtained by multiplying (i) the number of shares of our common stock underlying such Achieved Unvested Company PSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
•Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, any Converted Cash Awards converted as described above will vest and become payable at the same time as the Company Equity Award from which such Converted Cash Award was converted would have vested pursuant to its terms and will otherwise remain subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Converted Cash Awards, provided that no such changes shall adversely affect the rights of the applicable holder unless necessary to comply with applicable law).

•In addition, the Board of Directors (or a committee thereof administering the Company’s Employee Share Purchase Plan (“ESPP”)) has taken action so that: (i) participation in the ESPP is limited to those employees who were participants on September 24, 2024; (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on September 24, 2024 or make any separate non-payroll contributions to the ESPP on or following September 24, 2024; (iii) no offering or purchase period will be commenced after September 24, 2024; (iv) the current offering period that commenced on July 1, 2024 will continue and the final purchase and issuance of shares of our common stock for the current offering period will occur as of the earlier of (a) no later than five days prior to the day on which the Effective Time occurs and (b) December 31, 2024; and (v) the ESPP will terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, and subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ESPP). On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant’s payroll withholding account to the purchase of whole shares of our common stock in accordance with the terms of the ESPP, as amended pursuant to the Merger Agreement, and each share purchased thereunder immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, subject to withholding of any applicable withholding taxes. Any accumulated contributions of each participant under the ESPP as of immediately prior to the Effective Time will, to the extent not used to purchase shares in accordance with the terms and conditions of the ESPP, as amended pursuant to the Merger Agreement, be refunded to such participant as promptly as practicable following the Effective Time (without interest).
For more information, please see the sections of this proxy statement captioned “The Merger — Interests of Smartsheet’s Directors and Executive Officers in the Merger” and “The Merger Agreement—Treatment of Smartsheet Equity Awards.”
Financing of the Merger; Damages Commitment
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. In connection with the financing of the Merger, each of Blackstone Capital Partners IX L.P. and Blackstone Capital Partners IX (Lux) SCSp (collectively, “BX IX”), VEPF VIII, and Platinum Falcon (each an “Equity Investor” and collectively the “Equity Investors”) has entered into an equity commitment letter with Parent (each such letter an “Equity Commitment Letter” and collectively, the “Equity Commitment Letters”), pursuant to which, among other things, the Equity Investors will provide Parent with an equity commitment of up to an aggregate of $4,758,000,000 in cash which may be reduced in accordance with the terms set forth in the Equity Commitment Letters (the “Equity Financing Commitments”). The Equity Financing Commitments will be available to Parent (subject to the terms and conditions set forth therein), together with available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing, to fund the payment of (i) the aggregate Merger Consideration, the Vested Option Consideration, the Vested RSU Consideration and the Vested PSU Consideration, and (ii) the fees and expenses, to the extent required to be paid by Parent or Merger Sub in cash on the Closing Date in connection with the Closing. Smartsheet can enforce Parent’s right to cause the equity commitment to be funded under each Equity Commitment Letter against the applicable Equity Investor subject to the terms and conditions of the relevant Equity Commitment Letter and, under the terms of the Merger Agreement, Smartsheet has the right to specifically enforce Parent’s obligation to consummate the Merger, subject to, among other conditions, the satisfaction of the conditions to Parent and Merger Sub’s obligations to consummate the Merger set forth in the Merger Agreement.
Each Equity Investor has severally committed to capitalize Parent on the Closing on the terms and subject to the conditions set forth in its Equity Commitment Letter. For more information, see the section of this proxy statement captioned “The Merger—Financing of the Merger; Damages Commitment.”

Subject to the terms and conditions of the limited guaranties which were entered into by each Equity Investor in favor of Smartsheet on September 24, 2024 (each such guaranty, a “Limited Guaranty” and collectively, the “Limited Guaranties”), each Equity Investor agreed to severally guarantee its pro rata share of the payment of all of the Guaranteed Obligations (as defined below) of Parent or Merger Sub (as applicable) to Smartsheet under the Merger Agreement, subject to a cap equal to (i) $223,412,000 for BX IX; (ii) $186,042,000 for VEPF VIII; and (iii) $95,546,000 for Platinum Falcon.
For more information, please see the section of this proxy statement captioned “The Merger — Financing of the Merger; Damages Commitment.”
Conditions to the Merger
The obligations of Smartsheet, Parent and Merger Sub, as applicable, to consummate the Merger are subject to the satisfaction or waiver (if permissible under applicable law) of certain conditions, including (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”) the following:
•the approval of the Merger Agreement by Smartsheet shareholders;
•the absence of any legal restraints restraining, enjoining, preventing, prohibiting or otherwise making illegal the consummation of the Merger;
•the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and any customary timing agreement delaying the Closing entered into in connection therewith and any commitment to, or agreement with, any governmental authority not to close the Transactions before a certain date; and
•the receipt of certain foreign antitrust and foreign direct investment, approvals, clearances and consents (including deemed approvals in the event that the relevant authority fails to issue a decision within the required time period specified by applicable Law).
The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (if permissible under applicable law) of certain additional conditions, including (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”) the following:
•the accuracy of the representations and warranties of Smartsheet in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;
•Smartsheet having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by it at or prior to the closing of the Merger;
•receipt by Parent of a customary closing certificate of Smartsheet; and
•the absence of any Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement—Representations and Warranties”) having occurred after the date of the Merger Agreement.
The obligations of Smartsheet to consummate the Merger are subject to the satisfaction or waiver (if permissible under applicable law) of certain additional conditions, including (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”), the following:
•the accuracy of the representations and warranties of Parent and Merger Sub in the Merger Agreement, subject to applicable materiality or other qualifiers, as of certain dates set forth in the Merger Agreement;

•Parent and Merger Sub having performed and complied in all material respects with all covenants under the Merger Agreement required to be performed and complied with by it at or prior to the closing of the Merger; and
•receipt by Smartsheet of a customary closing certificate of Parent and Merger Sub.
Regulatory Approvals Required for the Merger
The completion of the Merger is subject to, among other conditions described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”:
•the expiration or termination of the waiting periods, if any, applicable to the merger pursuant to the HSR Act; and the absence, expiration or termination of any agreement with any governmental authority not to consummate the Merger, including any agreement with any governmental authority to stay, toll or extend any applicable waiting period;
•all consents, approvals and filings required under certain specified foreign antitrust and competition and foreign direct investment laws having been obtained or made (including deemed approvals in the event that the relevant authority fails to issue a decision within the required time period specified by applicable law), and all waiting periods (including any extensions thereof and including any timing agreements with applicable governmental authorities) relating to the execution, delivery and performance of the Merger agreement and the consummation of the Merger having expired or otherwise been terminated under any such laws; and
•the absence of (i) any injunction or other order issued by any governmental authority of competent jurisdiction, or (ii) any law applicable to the Merger, that in the case of each of the foregoing clauses (i) or (ii), prohibits or makes illegal the consummation of the Merger.
For more information, please see the section of this proxy statement captioned “The Merger — Regulatory Approvals Required for the Merger.”
Under the Merger Agreement, Parent, Merger Sub, and Smartsheet have agreed to use their reasonable best efforts to take all actions that are necessary, proper, or advisable to consummate and make effective, as promptly as reasonably practicable, the Transactions, so as to enable the Closing to occur as promptly as practicable, including by defending or resisting any actions, lawsuits, or other legal proceedings challenging or seeking to enjoin or otherwise prevent the Transactions.
No party may withdraw any filing, or commit to or agree with any governmental entity to stay, toll, or extend, any applicable waiting period or enter into any similar timing agreement, without the prior written consent of the other parties.
Recommendation of the Board of Directors
Smartsheet’s board of directors (the “Board of Directors” or the “Board”), after careful consideration, including considering the factors more fully described in the enclosed proxy statement, has unanimously (i) determined that it is in the best interests of Smartsheet and the shareholders of Smartsheet, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Transactions, including the Merger, with Smartsheet surviving as a wholly owned subsidiary of Parent, in accordance with the WBCA; (iii) resolved to recommend that Smartsheet’s shareholders approve the Merger Agreement; and (iv) directed that the Merger Agreement be submitted to Smartsheet’s shareholders at the Company Shareholders’ Meeting for their approval.
Prior to the approval of the Merger Agreement by our shareholders, under certain circumstances, the Board of Directors may withdraw or change the foregoing recommendation if it determines in good faith (after consultation with its legal counsel and financial advisors) that failure to do so would be inconsistent with the Board of Directors’ fiduciary duties to Smartsheet shareholders under applicable law. However, the Board of Directors cannot withdraw or change the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent and its representatives in good faith over a four business day period, after which the Board of Directors shall have determined that the failure of the Board of Directors to make a change of recommendation would be inconsistent with the Board of Directors’ fiduciary duties to Smartsheet shareholders under applicable law. The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) will result in the payment by us of a termination fee of either (i) $125,000,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on November 8, 2024 for the purpose of entering into an agreement with respect to a Superior Proposal received from a party other than a No-Shop Party (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”), or (ii) $250,000,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Approval of the Merger.”
The Board of Directors unanimously recommends that you vote (i) “FOR” the proposal to approve the Merger Agreement and the Transactions (which we refer to as the “Merger Proposal”), (ii) “FOR” the proposal to approve, on a non-binding basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (which we refer to as the “Compensation Proposal”), and (iii) “FOR” the proposal to adjourn the Company Shareholders’ Meeting to a later date or dates for reasons provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to approve the Merger Agreement at the time of the Company Shareholders’ Meeting (which we refer to as the “Adjournment Proposal”).
Opinion of Smartsheet’s Financial Advisor
Qatalyst Partners LP (which we refer to as “Qatalyst Partners”) delivered its oral opinion to Smartsheet’s Board on September 24, 2024, subsequently confirmed in writing, to the effect that, as of September 24, 2024, and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth therein, the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of our common stock (other than Parent or any affiliate of Parent) was fair, from a financial point of view, to such holders.
The full text of the written opinion of Qatalyst Partners, dated September 24, 2024, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion, is attached to this proxy statement as Annex C. The summary of Qatalyst Partners’ opinion contained in this proxy statement is qualified in its entirety by reference to the full text of Qatalyst Partners’ written opinion. Qatalyst Partners provided Smartsheet with financial advisory services and its opinion in connection with the Merger. Qatalyst Partners’ opinion is not a recommendation as to how any holder of shares of our common stock should vote with respect to the merger or any other matter and does not in any manner address the price at which our common stock will trade at any time.
For more information, see the section of this proxy statement titled “The Merger — Opinion of Smartsheet’s Financial Advisor.”
Interests of Smartsheet’s Directors and Executive Officers in the Merger
When considering the recommendation of the Board of Directors that you vote to approve the proposal to approve the Merger Agreement, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, your interests as a shareholder generally, as more fully described below in this section of this proxy statement captioned “The Merger—Interests of Smartsheet’s Directors and

Executive Officers in the Merger.” In (i) evaluating and negotiating the Merger Agreement; (ii) approving the Merger Agreement and the Merger; and (iii) recommending that Smartsheet’s shareholders approve the Merger Proposal, the Board of Directors was aware of and considered, among other matters, these interests (to the extent that they existed at that time). These interests include the following:
•for our non-employee directors, the accelerated vesting, at or immediately prior to the Effective Time of the Company RSUs;
•for our current executive officers, the treatment of their outstanding Company Equity Awards;
•the eligibility of each current executive officer to receive severance payments and benefits under the executive officer’s applicable change in control severance agreement in the event of a qualifying termination of employment (as described in the applicable executive officer’s change in control severance agreement) prior to or following the Effective Time;
•the eligibility of each current executive officer to potentially receive payment of the fiscal 2025 annual bonus payment if the executive officer is terminated without “cause” between the Effective Time and the payment date for the annual bonus (along with all other Company employees who participate in the fiscal 2025 annual bonus plan); and
•the continuation of indemnification and directors’ and officers’ liability insurance by the Surviving Corporation following the Effective Time and for at least six years thereafter.
For more information, see the section of this proxy statement captioned “The Merger — Interests of Smartsheet’s Directors and Executive Officers in the Merger.”
Dissenters’ Rights
Under Chapter 23B.13 of the WBCA, instead of receiving the Merger Consideration they would otherwise be entitled to pursuant to the Merger Agreement, holders of Smartsheet’s common stock are entitled to dissent from and obtain payment of the fair value of their shares in cash together with accrued interest from the effective time, if the Merger is consummated. Any Smartsheet shareholder electing to dissent from the Merger must strictly comply with all procedures required under the WBCA. The procedures are summarized in “The Merger—Dissenters’ Rights” and a copy of the relevant statutory provisions is attached as Annex D to this proxy statement.
U.S. Federal Income Tax Considerations of the Merger
The receipt of cash by a holder in exchange for such holder’s shares of our common stock in the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by a Smartsheet shareholder that is a U.S. Holder (which we define in the section of this proxy statement captioned “The Merger— U.S. Federal Income Tax Considerations of the Merger—U.S. Holders”) generally will result in the recognition of capital gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the Merger. Such receipt of cash by a Smartsheet shareholder that is a Non-U.S. Holder (as defined below under the section of this proxy statement captioned “The Merger— U.S. Federal Income Tax Considerations of the Merger—Non-U.S. Holders”) generally will not be subject to U.S. federal income tax, unless the Non-U.S. Holder has certain connections to the United States described in detail below in the section of this proxy statement captioned “The Merger— U.S. Federal Income Tax Considerations of the Merger—Non-U.S. Holders.”
For more information, see the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Considerations of the Merger.” Shareholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local, or non-U.S. taxing jurisdiction.

Acquisition Proposals
The Go-Shop Period—Solicitation of Other Acquisition Proposals
Under the Merger Agreement, from the execution of the Merger Agreement until 11:59 p.m. Pacific Time on November 8, 2024 (such date, the “No-Shop Period Start Date” and, such period, the “Go-Shop Period”), we and our subsidiaries and respective representatives have the right to, among other things and with respect to any person that is not a No Shop Party (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement—The Go-Shop Period—Solicitation of Other Offers”): (i) solicit, initiate, propose or induce the making of, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Alternative Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement—The Go-Shop Period—Solicitation of Other Offers”), (ii) provide information (including non-public information and data) of, or afford access to, Smartsheet and our subsidiaries to any third person that has entered into an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement—The Go-Shop Period—Solicitation of Other Offers”), and (iii) participate or engage in any discussions or negotiations with any third person with respect to any Alternative Acquisition Proposals.
The No-Shop Period—No Solicitation of Other Alternative Acquisition Proposals
Under the Merger Agreement (i) from the execution of the Merger Agreement until the earlier of the Effective Time and the date on which the Merger Agreement is validly terminated pursuant to its terms (the “Termination Date”) with respect to any No-Shop Party, and (ii) from the No-Shop Period Start Date until the earlier to occur of the Termination Date and the Effective Time with respect to any other person, we may not: (a) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate, or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (b) furnish or afford to any such person any non-public information relating to Smartsheet in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (c) participate or engage in discussions or negotiations with any person with respect to any inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (d) approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; or (e) negotiate or enter into any contract relating to an Alternative Acquisition Proposal, other than a confidentiality agreement permitted pursuant to the terms of the Merger Agreement.
Notwithstanding the foregoing, under certain specified circumstances, from the execution of the Merger Agreement until the approval of the Merger Agreement by our shareholders, we may, among other things, participate in discussions or negotiations with, and furnish non-public information relating to Smartsheet or our subsidiaries to, pursuant to an Acceptable Confidentiality Agreement to any person that has made or delivered to Smartsheet an Alternative Acquisition Proposal after the date of the Merger Agreement that did not result from a breach of our obligations under the Merger Agreement, and otherwise facilitate such Alternative Acquisition Proposal or assist such person with such Alternative Acquisition Proposal (if requested by such person), if the Board of Directors has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Alternative Acquisition Proposal either constitutes a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement—The Go-Shop Period—Solicitation of Other Offers”) or could reasonably be expected to result in a Superior Proposal and the Board of Directors has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions in respect of such Alternative Acquisition Proposal would be inconsistent with its fiduciary duties under applicable law. For more information, please see the section of this proxy statement captioned “Proposal 1: Approval of the Merger Agreement—The No-Shop Period—No Solicitation of Other Offers.”
Both during the Go-Shop Period and after the No-Shop Period Start Date but prior to the approval of the Merger Agreement by our shareholders, we are entitled to terminate the Merger Agreement to enter into a definitive agreement in respect of a Superior Proposal only if it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a four business day period in an effort to amend the terms and conditions of the Merger Agreement and other agreements so that such Superior Proposal no longer constitutes a Superior Proposal relative to the transactions contemplated by the Merger Agreement, amended pursuant to such negotiations.
Company Board Recommendation Change
The Board of Directors has unanimously recommended that you vote “FOR” the Merger Proposal.
The Merger Agreement provides that the Board of Directors may not change its recommendation, or take other actions constituting a Recommendation Change (which we define in the section of this proxy statement captioned “The Merger Agreement — The Board of Directors’ Recommendation; Company Board Recommendation Change”), except in certain specified circumstances relating to:
•our receipt of a Superior Proposal; or
•the occurrence of an Intervening Event (which we define in the section of this proxy statement captioned “The Merger Agreement — The Board of Directors’ Recommendation; Company Board Recommendation Change”).
For more information, see the section of this proxy statement captioned “The Merger Agreement — The Board of Directors’ Recommendation; Company Board Recommendation Change.”
Termination of the Merger Agreement
The Merger Agreement contains certain termination rights for Smartsheet, on the one hand, and Parent, on the other hand, including but not limited to, Parent and Smartsheet each having the right to terminate the Merger Agreement at any time prior to the Effective Time (whether prior to or after the receipt of the requisite Smartsheet shareholder approval) by (i) mutual written agreement, or (ii) if the Merger is not consummated on or before April 24, 2025, subject to an extension until September 24, 2025 under certain circumstances for the purpose of obtaining certain regulatory approvals. Termination rights are further described in the section of this proxy statement captioned “The Merger Agreement—Termination of the Merger Agreement” and “The Merger Agreement — Expenses; Termination Fees.”
Except in specified circumstances, whether or not the Merger is completed, Smartsheet, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective fees and expenses incurred in connection with the Transactions.
Smartsheet will be required to pay to Parent a termination fee of $250,000,000 if the Merger Agreement is terminated under specified circumstances (or $125,000,000 under certain specified circumstances during the Go-Shop Period). Parent will be required to pay to Smartsheet a termination fee of $500,000,000 if the Merger Agreement is terminated under specified circumstances.
For more information on the termination fee, see the section of this proxy statement captioned “The Merger Agreement — Termination Fees.”
Specific Performance
Parent, Merger Sub, and Smartsheet are entitled, in addition to any other remedy to which they are entitled at law or equity, to an injunction, specific performance, and other equitable relief to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement. Smartsheet has the right, subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letters, to an injunction, specific performance, or other equitable remedies in connection with enforcing Parent and Merger Sub’s equity financing to fund the Merger.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Specific Performance.”
Effect on Smartsheet if the Merger is Not Completed
If the Merger Agreement is not adopted by our shareholders or if the Merger is not completed for any other reason, shareholders will not receive any payment for their shares of our common stock. Instead, Smartsheet will remain an independent public company, our common stock will continue to be listed and traded on NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Smartsheet common stock. The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) will result in the payment by us of a termination fee of either (i) $125,000,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on November 8, 2024 for the purpose of entering into an agreement with respect to a Superior Proposal received from a party other than a No-Shop Party (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) or (ii) $250,000,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger.” Parent will be required to pay to Smartsheet a termination fee of $500,000,000 if the Merger Agreement is terminated under specified circumstances.
For more information, see the section of this proxy statement captioned “The Merger — Effect on Smartsheet if the Merger is Not Completed.”
The Company Shareholders’ Meeting
Date, Time and Place
A special meeting of shareholders of Smartsheet (which we refer to as the “Company Shareholders’ Meeting”) will be held virtually via live webcast on          , 2024, at         , Pacific Time (unless the Company Shareholders’ Meeting is adjourned or postponed). You may attend the Company Shareholders’ Meeting via the Internet at www.virtualshareholdermeeting.com/SMAR2024SM. Please note that you will not be able to attend the Company Shareholders’ Meeting physically in person. For purposes of attendance at the Company Shareholders’ Meeting, all references in this proxy statement to “attendance at the Company Shareholders’ Meeting” or “present at the Company Shareholders’ Meeting” mean virtually attending and present at the Company Shareholders’ Meeting.
Record Date; Shares of our Common Stock Entitled to Vote
You are entitled to vote at the Company Shareholders’ Meeting if you owned shares of Smartsheet common stock at the close of business on         , 2024 (which we refer to as the “Record Date”). You will have one vote at the Company Shareholders’ Meeting for each share of our common stock that you owned at the close of business on the Record Date.
Purpose
At the Company Shareholders’ Meeting, we will ask shareholders to vote on proposals to approve (i) the Merger Proposal, (ii) the Compensation Proposal, and (iii) the Adjournment Proposal.
Quorum
As of the Record Date, there were          shares of our common stock outstanding and entitled to vote at the Company Shareholders’ Meeting. The holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

Votes Required
The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote as of the close of business on the Record Date. As of the Record Date,                  votes constitute a majority of the issued and outstanding shares of our common stock entitled to vote on the Merger Proposal.
The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote on such matters that are present in person or represented by proxy at the meeting and are voted for or against the matter.
The approval of the Adjournment Proposal, if necessary or appropriate, requires that the affirmative vote of the holders of a majority of the voting power of the shares of stock issued and outstanding and entitled to vote on such matters that are present in person or represented by proxy at the meeting and are voted for or against the matter.
Share Ownership of Our Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,          shares of our common stock, representing approximately          % of the shares of our common stock outstanding on the Record Date.
We currently expect that our directors and executive officers will vote all of their respective shares of our common stock: (i) “FOR” the Merger Proposal, (ii) “FOR” for the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Share Ownership of Vista
As of the Record date, an affiliate of Vista Equity Partners, VEPF VIII SPV I, L.P., a Delaware limited partnership (the “Vista Shareholder”) beneficially owned and was entitled to vote, in the aggregate,            shares of our common stock, representing approximately            % of the shares of our common stock outstanding on the Record Date. In connection with the execution of the Merger Agreement, Smartsheet and the Vista Shareholder entered into a Support Agreement, a copy of which is attached hereto as Annex B, pursuant to which the Vista Shareholder agreed, among other things, to vote its shares of our common stock in favor of the adoption of the Merger Agreement and the approval of the Merger and against any other action, agreement or proposal which to its knowledge would reasonably be expected to prevent or materially impede or materially delay the consummation of the Merger or any of the other Transactions. The Support Agreement also includes certain restrictions on transfer of its shares of our common stock by the Vista Shareholder.
Voting and Proxies
Any shareholder of record entitled to vote may submit a proxy by returning a signed proxy card by mail in the accompanying prepaid reply envelope or granting a proxy electronically over the Internet or by telephone, or may vote online during the Company Shareholders’ Meeting. If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of our common stock using the instructions provided by your bank, broker or other nominee. It is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares of our common stock.
If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Company Shareholders’ Meeting by (i) signing another proxy card with a later date and returning it prior to the Company Shareholders’ Meeting; (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy; (iii) delivering a written notice of revocation, prior to the Company Shareholders’ Meeting, to our Corporate Secretary at 500 108th Ave NE, Suite 200, Bellevue, Washington 98004; or (iv) attending the Company Shareholders’ Meeting virtually and voting.

If you hold your shares of our common stock in “street name,” you should contact your bank, broker, or other nominee for instructions regarding how to change your vote. You may also vote online at the Company Shareholders’ Meeting if you obtain a “legal proxy” from your bank, broker, or other nominee.
For more information, see the section of this proxy statement captioned “The Company Shareholders’ Meeting.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Company Shareholders’ Meeting. These questions and answers may not address all questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement and the full text of the annexes to this proxy statement and the documents we refer to in this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Merger, the Merger Agreement and the Company Shareholders’ Meeting. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”
Q:Why am I receiving these materials?
A:On September 24, 2024, Smartsheet entered into an agreement that, if adopted by Smartsheet’s shareholders (and subject to other conditions contained therein), will result in Smartsheet becoming a wholly owned subsidiary of Parent. The Board of Directors is furnishing this proxy statement and form of proxy card to our shareholders in connection with the solicitation of votes to adopt the Merger Agreement and a related proposal.
Q:What am I being asked to vote on at the Company Shareholders’ Meeting?
A:You are being asked to vote on the following proposals:
(1)To adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Smartsheet, whereupon the separate corporate existence of Merger Sub shall cease, and Smartsheet will become a wholly owned subsidiary of Parent;
(2)To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the Merger; and
(3)To adjourn the Company Shareholders’ Meeting to a later date or dates as provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Company Shareholders’ Meeting.
Q:Why is the proposed Merger in the best interests of Smartsheet shareholders?
A:Smartsheet believes the Merger delivers compelling, certain and immediate cash value to Smartsheet shareholders. The Board thoroughly reviewed the proposal in consultation with our advisors and unanimously determined that the offer from the Buyers provided shareholders with greater risk-adjusted value than did Smartsheet’s standalone opportunity. For more information, please see the section of this proxy statement captioned “The Merger — Recommendation of the Board of Directors and Reasons for the Merger.”
Q:When and where is the Company Shareholders’ Meeting?
A:The Company Shareholders’ Meeting will take place on                 , 2024, at                , Pacific Time (unless the Company Shareholders’ Meeting is adjourned or postponed), virtually via live webcast. You may attend the Company Shareholders’ Meeting via the Internet at www.virtualshareholdermeeting.com/SMAR2024SM. Please note that you will not be able to attend the Company Shareholders’ Meeting physically in person. You will need the 16 digit control number included on your proxy card in order to be able to vote your shares of our common stock on the Company Shareholders’ Meeting website. If you are a registered shareholder, your control number is included on your proxy card. If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker or other nominee, you will also need your 16 digit control number in order to vote on the Company Shareholders’ Meeting website. Instructions on how to attend and participate online are on the proxy card. We expect check-in to be available starting around                  , Pacific Time, on the day of the Company Shareholders’ Meeting, and you should allow ample time for check-in proceedings. We will have technicians standing by and ready to assist you with any technical difficulties you may have in accessing the virtual live webcast. If you encounter any difficulties accessing the virtual live webcast during the check-in or meeting time, please call the support team toll-free at 1 (844) 986-0822 or (303) 562-9302 for international calls.
Q:What constitutes a quorum for the Company Shareholders’ Meeting?
A:The shareholders holding a majority of the voting power of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. There must be a quorum for business to be conducted at the Company Shareholders’ Meeting. Failure of a quorum to be present at the Company Shareholders’ Meeting will necessitate an adjournment or postponement and will subject Smartsheet to additional expense. As of the Record Date, there were               shares of our common stock outstanding and entitled to vote at the Company Shareholders’ Meeting.
Q:Who is entitled to vote at the Company Shareholders’ Meeting?
A:Shareholders as of the close of business on               , 2024, which is the Record Date, are entitled to notice of the Company Shareholders’ Meeting and to vote at the Company Shareholders’ Meeting (and at any adjournment or postponement thereof). Each holder of shares of our common stock is entitled to cast one vote on each matter properly brought before the Company Shareholders’ Meeting for each share of our common stock owned as of the close of business on the Record Date.
Q:What is the proposed Merger and what effects will it have on Smartsheet?
A:The proposed Merger is the acquisition of Smartsheet by Parent. If the Merger Proposal is approved by our shareholders and the other closing conditions under the Merger Agreement are satisfied or otherwise waived, Merger Sub will merge with and into Smartsheet, whereupon the separate corporate existence of Merger Sub shall cease, with Smartsheet continuing as the Surviving Corporation. As a result of the Merger, Smartsheet will become a wholly owned subsidiary of Parent, and our common stock will no longer be publicly traded, and you will no longer have any interest in Smartsheet’s future earnings or growth. In addition, our common stock will be delisted from NYSE, deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of Smartsheet common stock, in each case in accordance with applicable law, rules, and regulations.
Q:What will I receive for my shares of common stock if the Merger is completed?
A:Upon completion of the Merger, you will be entitled to receive the Merger Consideration, which consists of $56.50 in cash, without interest and less any applicable withholding of taxes, for each share of our common stock that you own, unless you have properly exercised and perfected and not forfeited or withdrawn your dissenters’ rights under the WBCA with respect to such shares. For example, if you own 100 shares of our common stock, you will receive $5,650 in cash in exchange for your shares of our common stock, less any applicable withholding of taxes.
Q:What will the holders of Company Equity Awards receive in the Merger?
A:Pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each Vested Company Option will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested Option Consideration, (ii) each Unvested Company Option will be canceled and converted into a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (a) the excess, if any, of (1) the Merger Consideration over (2) the per share exercise price for such Unvested Company Option, by (b) the total number of shares of our common stock underlying such Unvested Company Option, (iii) each Company Option, whether vested or unvested, with an exercise price that is equal to or greater than the Merger Consideration will be canceled without any cash payment or other consideration being made in respect thereof, (iv) each Vested Company RSU will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested RSU Consideration, (v) each Unvested Company RSU will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (a) the total number of shares of our common stock underlying such Unvested Company RSU, by (b) the Merger Consideration, (vi) each Vested Company PSU will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested PSU Consideration, and (vii) the achievement of applicable performance metrics of each Unvested Company PSU for which the applicable performance period has not been completed will be determined, prior to the Effective Time in good faith by the Board of Directors or a committee thereof in accordance with the terms of the applicable Company PSU award agreement, and each Achieved Unvested Company PSU will be canceled and converted into a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (a) the number of shares of our common stock underlying such Achieved Unvested Company PSU, by (b) the Merger Consideration.
Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, any Converted Cash Awards converted as described above will vest and become payable at the same time as the Company Equity Award from which such Converted Cash Award was converted would have vested pursuant to its terms and will otherwise generally remain subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time, including vesting acceleration terms.
For more information, please see the sections of this proxy statement captioned “The Merger — Interests of Smartsheet’s Directors and Executive Officers in the Merger” and “The Merger Agreement—Treatment of Smartsheet Equity Awards.”
Q:What will happen to Smartsheet’s ESPP in connection with the Merger?
A:The Board of Directors (or a committee thereof administering the ESPP) has taken action so that: (i) participation in the ESPP is limited to those employees who were participants on September 24, 2024; (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on September 24, 2024 or make any separate non-payroll contributions to the ESPP on or following September  24, 2024; (iii) no offering or purchase period will be commenced after September 24, 2024; (iv) the current offering period that commenced on July 1, 2024 will continue and the final purchase and issuance of shares of our common stock for the current offering period will occur as of the earlier of (a) no later than five days prior to the day on which the Effective Time occurs, and (b) December 31, 2024; and (v) the ESPP will terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, and subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ESPP). On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant’s payroll withholding account to the purchase of whole shares of our common stock in accordance with the terms of the ESPP, as amended pursuant to the Merger Agreement, and each share purchased thereunder immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, subject to withholding of any applicable withholding taxes. Any accumulated contributions of each participant under the ESPP as of immediately prior to the Effective Time will, to the extent not used to purchase shares in accordance with the terms and conditions of the ESPP, as amended pursuant to the Merger Agreement, be refunded to such participant as promptly as practicable following the Effective Time (without interest).
Q:How does the Merger Consideration compare to the market price of the common stock?
A:The $56.50 Merger Consideration represents (i) a premium of approximately 41% to the volume weighted average closing price of our common stock for the 90 trading days ending on July 17, 2024, the last full trading day prior to media reports regarding a possible sale transaction involving Smartsheet, and (ii) a premium of approximately 16% over the highest closing stock price over the last 12 months ending July 17, 2024.

On         , the most recent practicable date before this proxy statement was first mailed to our shareholders, the closing price for our common stock on NYSE was $                  per share of our common stock. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.
Q:What do I need to do now?
A:We encourage you to read this entire proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the Merger affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone, so that your shares of our common stock can be voted at the Company Shareholders’ Meeting. A failure to vote your shares of Smartsheet common stock or an abstention from voting will have the same effect as a vote “AGAINST” the Merger Proposal. If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker, or other nominee, please refer to the voting instruction forms provided by your bank, broker, or other nominee to vote your shares of our common stock. Failure to instruct your bank, broker, or other nominee to vote your shares will have the same effect as a vote “AGAINST” the Merger Proposal.
Q:What happens if I sell or otherwise transfer my shares of Smartsheet common stock after the Record Date but before the Company Shareholders’ Meeting?
A:The Record Date for the Company Shareholders’ Meeting is earlier than the date of the Company Shareholders’ Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of our common stock after the Record Date but before the Company Shareholders’ Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of our common stock and each of you notifies Smartsheet in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares of our common stock, but you will retain your right to vote those shares at the Company Shareholders’ Meeting. Even if you sell or otherwise transfer your shares of our common stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone.
Q:How does the Board of Directors recommend that I vote?
A:The Board of Directors, after careful consideration, including considering the various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Board of Directors and Reasons for the Merger,” has unanimously (i) determined that it is in the best interests of Smartsheet and the shareholders of Smartsheet, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Transactions, including the Merger, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent, in accordance with the WBCA; (iii) resolved to recommend that Smartsheet’s shareholders approve the Merger Agreement; and (iv) directed that the Merger Agreement be submitted to Smartsheet’s shareholders at the Company Shareholders’ Meeting for their approval.
The Board of Directors unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (ii) “FOR” the Adjournment Proposal.
Q:What happens if the Merger is not completed?
A:If the Merger Agreement is not adopted by our shareholders or if the Merger is not completed for any other reason, shareholders will not receive any payment for their shares of our common stock.
Instead, Smartsheet will remain an independent public company, our common stock will continue to be listed and traded on NYSE and registered under the Exchange Act, and we will continue to file periodic reports with the SEC on account of Smartsheet common stock. Upon the termination of the Merger Agreement under specified circumstances, Smartsheet may be required to pay to Parent a termination fee of up to $250,000,000, or Parent may be required to pay to Smartsheet a termination fee of $500,000,000, as further described in the section of this proxy statement captioned “The Merger Agreement — Expenses; Termination Fee.”
Q:What vote is required to approve the Merger Proposal?
A:The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote as of the close of business on the Record Date. The failure of any shareholder of record to (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone; or (iii) vote online during the Company Shareholders’ Meeting will have the same effect as a vote “AGAINST” the Merger Proposal. If you hold your shares of our common stock in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares of our common stock will have the same effect as a vote “AGAINST” the Merger Proposal. Abstentions will have the same effect as a vote “AGAINST” the Merger Proposal.
Q:What vote is required to approve the Compensation Proposal?
A:In accordance with the rules of the SEC, shareholders have the opportunity to cast a non-binding, advisory vote to approve compensation that may be paid or become payable to our named executive officers based upon or otherwise relating to the Merger, as described in the table provided in the section captioned “The Merger —Quantification of Potential Payments and Benefits to our Named Executive Officers.” The vote to approve the Compensation Proposal is advisory and therefore will not be binding on us or Parent, nor will it overrule any prior decision or require our Board of Directors (or any committee of our Board of Directors) to take any action, regardless of whether the Merger is completed. The compensation plans and arrangements described herein are contractual in nature. Accordingly, if our shareholders adopt the Merger Agreement and the Merger is completed, the compensation based on or otherwise relating to the Merger may be payable to our named executive officers in accordance with the terms of the compensation plans and arrangements, regardless of whether our shareholders approve the compensation proposal.
Approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matters that are present in person or represented by proxy at the meeting. Assuming a quorum is present at the Company Shareholders’ Meeting, the failure of any shareholder of record to (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone; or (iii) vote online during the Company Shareholders’ Meeting will not have any effect on the Compensation Proposal. If you hold your shares of our common stock in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares of our common stock will have no effect on the Compensation Proposal. Abstentions will also have no effect on the Compensation Proposal.
Q:What vote is required to approve the Adjournment Proposal?
A:Approval of the Adjournment Proposal, if necessary or appropriate, requires the affirmative vote a majority of the voting power of the shares of stock entitled to vote at the meeting and present in person or represented by proxy. Assuming a quorum is present at the Company Shareholders’ Meeting, the failure of any shareholder of record to (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone; or (iii) vote online during the Company Shareholders’ Meeting will not have any effect on the Adjournment Proposal. If you hold your shares of our common stock in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares of our common stock will have no effect on the Adjournment Proposal. Abstentions will also have no effect on the Adjournment Proposal.

Q:What is the difference between holding shares of Smartsheet common stock as a shareholder of record and as a beneficial owner?
A:If your shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares of our common stock, to be the “shareholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by Smartsheet.
If your shares of our common stock are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker, or other nominee who is considered, with respect to those shares of our common stock, to be the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote your shares of our common stock by following their instructions for voting. You are also invited to attend the Company Shareholders’ Meeting. However, because you are not the shareholder of record, you may not vote your shares of our common stock virtually at the Company Shareholders’ Meeting unless you obtain a “legal proxy” from your bank, broker, or other nominee.
Q:How may I vote?
A:If you are a shareholder of record (that is, if your shares of our common stock are registered in your name with our Transfer Agent), there are four ways to vote:
•You may vote over the Internet prior to the Company Shareholders’ Meeting. You may vote your shares of our common stock over the Internet at www.proxyvote.com until 11:59 p.m., Eastern Time on the day preceding the Company Shareholders’ Meeting by following the instructions on the proxy card. If you vote over the Internet prior to the Company Shareholders’ Meeting, you do not need to vote during the Company Shareholders’ Meeting or by telephone or by mail.
•You may vote by telephone prior to the Company Shareholders’ Meeting. You may vote your shares of our common stock by calling 1 (800) 690-6903 until 11:59 p.m., Eastern Time on the day preceding the Company Shareholders’ Meeting. If you vote by telephone, you do not need to vote over the Internet or by mail.
•You may vote by mail prior to the Company Shareholders’ Meeting. If you wish to vote your shares of our common stock by mail, please sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope. If you vote by mail, you do not need to vote over the Internet or by telephone and your mailing must be received prior to the Company Shareholders’ Meeting.
•You may vote over the Internet during the Company Shareholders’ Meeting. You may vote your shares of our common stock over the Internet during the Company Shareholders’ Meeting by accessing the Company Shareholders’ Meeting website by following the instructions provided on the proxy card. You can then cast your votes by following the prompts provided by the website. If you attend the Company Shareholders’ Meeting and vote online during the meeting, your vote will revoke any proxy that you have previously submitted.
If your shares of our common stock are held in “street name” through a bank, broker or other nominee, you may vote:
•through your bank, broker or other nominee, by completing and returning the voting form provided by your bank, broker or other nominee; or
•by attending the Company Shareholders’ Meeting and voting online with a “legal proxy” from your bank, broker, or other nominee; or

•if such a service is provided by your bank, broker, or other nominee, electronically over the Internet or by telephone by the deadline provided by your bank, broker or other nominee. To vote over the Internet or by telephone through your bank, broker, or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.
Even if you plan to attend the Company Shareholders’ Meeting virtually, you are strongly encouraged to vote your shares of our common stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote your shares of our common stock that you beneficially own, you may still vote your shares of our common stock online at the Company Shareholders’ Meeting even if you have previously voted by proxy. If you are present at the Company Shareholders’ Meeting virtually and vote online during the Company Shareholders’ Meeting, your vote will revoke any proxy that you have previously submitted.
Q:If my broker holds my shares of Smartsheet common stock in “street name,” will my broker vote my shares of Smartsheet common stock for me?
A:No. Your bank, broker or other nominee is only permitted to vote your shares of our common stock on any proposal currently scheduled to be considered at the Company Shareholders’ Meeting if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares of our common stock. Without instructions, your shares of our common stock will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” the Merger Proposal, but, assuming a quorum is present at the Company Shareholders’ Meeting, will have no effect on the Compensation Proposal or Adjournment Proposal.
Q:May I change my vote after I have mailed my signed proxy card or voted over the Internet or by telephone prior to the Company Shareholders’ Meeting?
A:Yes. After you have mailed your signed proxy card or voted over the Internet or by telephone prior to the Company Shareholders’ Meeting, you may still change your vote and revoke your proxy by doing any one of the following things:
•voting online at the Company Shareholders’ Meeting;
•submitting a new proxy by telephone prior to 11:59 p.m., Eastern Time on the day preceding the Company Shareholders’ Meeting;
•submitting a new proxy over the Internet until 11:59 p.m., Eastern Time on the day preceding the Company Shareholders’ Meeting by following the instructions on the proxy card;
•signing a new proxy card with a date later than the date of the previously submitted proxy card and returning it to us by mail, which must be received prior to the Company Shareholders’ Meeting; or
•giving our Corporate Secretary a written notice that you want to revoke your proxy via mail at 500 108th Ave NE, Suite 200, Bellevue, WA 98004 prior to 11:59 pm Pacific Time on the day preceding the Company Shareholders’ Meeting.
Your attendance at the Company Shareholders’ Meeting alone will not revoke your proxy.
Q:What is a proxy?
A:A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the Company Shareholders’ Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “proxy card.” Our Board of Directors has designated Mark P. Mader, our President, Chief Executive Officer and Director and Jolene Marshall, our Chief Legal Officer and Secretary,

and each or any of them, with full power of substitution, as the proxy holders for the Company Shareholders’ Meeting.
Q:If a shareholder gives a proxy, how are the shares of Smartsheet common stock voted?
A:Regardless of the method you choose to vote, the proxy holders will vote your shares of our common stock in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares of our common stock should be voted “FOR” or “AGAINST” or to abstain from voting on all, some or none of the specific items of business to come before the Company Shareholders’ Meeting. If you properly sign your proxy card but do not mark the boxes showing how your shares of our common stock should be voted on a matter, the shares of our common stock represented by your properly signed proxy will be voted (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Q:What should I do if I receive more than one set of voting materials?
A:You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of our common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of our common stock. If you are a shareholder of record and your shares of our common stock are registered in more than one name, you will receive more than one proxy card. Please sign, date, and return (or grant your proxy electronically over the Internet or by telephone) each proxy card and voting instruction card that you receive, in order to vote all of our shares of common stock that you own.
Q:Am I entitled to exercise dissenters’ rights under the WBCA instead of receiving the per share merger consideration for my shares of Smartsheet common stock?
A:Yes. Holders of Company common stock are entitled to assert dissenters’ rights in connection with the Merger. For additional information, please see the section of this proxy statement captioned “The Merger – Dissenters’ Rights.”
Q:Where can I find the voting results of the Company Shareholders’ Meeting?
A:If available, Smartsheet may announce preliminary voting results at the conclusion of the Company Shareholders’ Meeting. Smartsheet intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Company Shareholders’ Meeting. All reports that Smartsheet files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find More Information.”
Q:Will I be subject to U.S. federal income tax upon the exchange of shares of Smartsheet common stock for cash pursuant to the Merger?
A:The receipt of cash by a U.S. Holder (which we define in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Considerations of the Merger — U.S. Holders”) in exchange for such U.S. Holder’s shares of our common stock pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by such shareholder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the Merger (as further discussed in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Considerations of the Merger”). The receipt of cash by a Non-U.S. Holder (which we define in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Considerations of the Merger — Non-U.S. Holders”) in exchange for such Non-U.S. Holder’s shares of our common stock in the Merger generally will not be a taxable transaction for U.S. federal income tax purposes unless the Non-U.S. Holder has certain connections to the United States. A Non-U.S. Holder may be subject to backup withholding

(at a rate currently equal to 24%) with respect to cash payments made pursuant to the Merger unless such Non-U.S. Holder certifies that it is not a U.S. person or otherwise establishes an exemption (as further discussed in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Considerations of the Merger”). Smartsheet shareholders should consult their tax advisors in light of their particular circumstances and any specific tax consequences relating to the Merger, including U.S. federal, state, local and non-U.S. income and other tax consequences.
Q:When do you expect the Merger to be completed?
A:We are working toward completing the Merger as quickly as possible and currently expect to complete the Merger in the fourth quarter of the Company’s fiscal year ending January 31, 2025. However, the exact timing of completion of the Merger, if it occurs at all, cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control. For more information, please see the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger.”
Q:Why am I being asked to consider and vote on the named executive officer Merger-related compensation proposal?
A:SEC rules require us to seek approval on a non-binding, advisory basis of certain compensation that will or may become payable to our named executive officers that is based on or otherwise relates to the Merger. Approval of the named executive officer Merger-related compensation proposal is not required to complete the Merger.
Q:Do any of Smartsheet’s directors or officers have interests in the Merger that may differ from those of Smartsheet shareholders generally?
A:Yes. In considering the recommendation of the Board of Directors with respect to the Merger Proposal, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of our shareholders generally. In (i) evaluating and negotiating the Merger Agreement, (ii) approving the Merger Agreement and the Merger, and (iii) recommending that Smartsheet’s shareholders approve the Merger Proposal, the Board of Directors was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “The Merger — Interests of Smartsheet’s Directors and Executive Officers in the Merger.”
Q:Who will solicit and pay the cost of soliciting proxies?
A:We have retained Innisfree M&A Incorporated, a proxy solicitation firm (which we refer to as the “Proxy Solicitor”), to solicit proxies in connection with the Company Shareholders’ Meeting at a cost of approximately $40,000, plus a success fee of $20,000 and expenses, as well as additional fees in certain circumstances. The expense of soliciting proxies will be borne by the Company. We will also indemnify the Proxy Solicitor against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.
Q:What is householding and how does it affect me?
A:The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

We will promptly deliver a separate copy of these proxy materials to any shareholder upon request submitted in writing to us at our principal offices at Investor Relations, 500 108th Ave NE, Suite 200, Bellevue, WA 98004. You may also orally submit your request by calling 1 (844) 324-2360.
If two or more shareholders sharing the same address are currently receiving multiple copies of proxy materials and would like to receive only one copy for their household, the shareholders should contact their bank, broker or other nominee record holder, or contact us as instructed above.
Q:What if there are technical difficulties during the Annual Meeting?
A:If we experience technical difficulties during the virtual meeting (e.g., a temporary or prolonged power outage), the Company Shareholders’ Meeting chair will determine whether the Company Shareholders’ Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Company Shareholders’ Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged).
Shareholders experiencing technical difficulties accessing the meeting may visit https://go.lumiglobal.com/faq for assistance.
Q:Who can help answer my questions?
A:If you have any questions concerning the Merger, the Company Shareholders’ Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our Proxy Solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call Toll-Free: +1 (877) 750-0510
Banks & Brokers May Call Collect: +1 (212) 750-5833

FORWARD-LOOKING STATEMENTS
This proxy statement includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transactions. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will,” and similar expressions, are based on Smartsheet’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transactions: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; uncertainties as to the satisfaction of closing conditions under the Merger Agreement on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transactions; the possibility that competing offers will be made; litigation relating to the transactions; the impact of the Merger on Smartsheet’s business operations; incurrence of unexpected costs and expenses in connection with the transactions; financial or other setbacks if the Merger encounters unanticipated problems; and the risks that the proposed transactions divert management’s attention from Smartsheet’s ongoing business operations.
Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through our self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

THE COMPANY SHAREHOLDERS’ MEETING
The enclosed proxy is solicited on behalf of the Board of Directors for use at the Company Shareholders’ Meeting.
Date, Time and Place
We will hold the Company Shareholders’ Meeting on                 , 2024, at                , Pacific Time (unless the Company Shareholders’ Meeting is adjourned or postponed). You can virtually attend, and vote in the Company Shareholders’ Meeting by accessing a virtual live website using the Internet at www.virtualshareholdermeeting.com/SMAR2024SM. Please note that you will not be able to attend the Company Shareholders’ Meeting physically in person. Instructions on how to attend and participate online are provided on the proxy card. We expect check-in to be available starting around                    , Pacific Time, on the day of the Company Shareholders’ Meeting,                   , and you should allow ample time for online check-in proceedings. We will have technicians standing by and ready to assist you with any technical difficulties you may have in accessing the virtual live webcast. If you encounter any difficulties accessing the virtual live webcast during the check-in or meeting time, please call the support team at 1-844-986-0822 (toll free) or 303-562-9302 (international).
Purpose of the Company Shareholders’ Meeting
At the Company Shareholders’ Meeting, we will ask shareholders to vote to approve (i) the Merger Proposal, (ii) the Compensation Proposal, and (iii) the Adjournment Proposal.
Record Date; Shares Entitled to Vote; Quorum
Only shareholders of record as of the Record Date are entitled to notice of the Company Shareholders’ Meeting and to vote at the Company Shareholders’ Meeting. As of the Record Date, there were               shares of our common stock outstanding and entitled to vote at the Company Shareholders’ Meeting. A complete list of registered shareholders as of the close of business on the Record Date will be available for inspection by shareholders of record 10 days prior to the Company Shareholders’ Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. Pacific Time at 500 108th Ave NE, Suite 200, Bellevue, WA 98004 and during the entirety of the Company Shareholders’ Meeting online at www.virtualshareholdermeeting.com/SMAR2024SM. The list of shareholders will also be made available for inspection upon request via email to our Investor Relations Department at investorrelations@smartsheet.com (subject to satisfactory verification of shareholder status).
The shareholders holding at least a majority of the total voting power of all outstanding shares of common stock present at the Company Shareholders’ Meeting via the virtual meeting website or represented by proxy and entitled to vote thereat will constitute a quorum at the Company Shareholders’ Meeting. In the event that a quorum is not present at the Company Shareholders’ Meeting, it is expected that the meeting will be adjourned to solicit additional votes.
Votes Required; Abstentions and Broker Non-Votes
Each Smartsheet shareholder will be entitled to one vote for each share of our common stock that such shareholder owns at the close of business on the Record Date on each proposal to be acted upon at the Company Shareholders’ Meeting. The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote as of the close of business on the Record Date. As of the Record Date,                votes constitute a majority of the issued and outstanding shares of our common stock entitled to vote on the Merger Proposal. Shares deemed not in attendance at the Company Shareholders’ Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker, or other nominee), abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Proposal. Approval of the Merger Proposal by our shareholders is a condition to the closing of the Transactions.

The approval of the Compensation Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matters that are present in person or represented by proxy at the meeting. Accordingly, shares deemed not in attendance at the Company Shareholders’ Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker, or other nominee) and broker non-votes will have no effect on the outcome of the Compensation Proposal. Abstentions will also have no effect on the Compensation Proposal.
The approval of the Adjournment Proposal, if necessary or appropriate, requires the affirmative vote of the holders of a majority of the voting power of the shares of stock entitled to vote on such matters that are present in person or represented by proxy at the meeting. Accordingly, shares deemed not in attendance at the Company Shareholders’ Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker, or other nominee) and broker non-votes will have no effect on the outcome of the Adjournment Proposal. Abstentions will also have no effect on the Adjournment Proposal.
If you fail to (i) return your signed proxy card; (ii) grant your proxy electronically over the Internet or by telephone; or (iii) attend the Company Shareholders’ Meeting and vote online during the meeting, your shares of our common stock will not be counted for purposes of determining whether a quorum is present at the Company Shareholders’ Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Proposal, but will have no effect on the Compensation Proposal and the Adjournment Proposal.
The rules applicable to banks, brokers, and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, but each of the proposals to be presented at the Company Shareholders’ Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of our common stock at the Company Shareholders’ Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares of our common stock will have the same effect as a vote “AGAINST” the Merger Proposal, but, assuming a quorum is present at the Company Shareholders’ Meeting, will not have any effect on the Compensation Proposal and Adjournment Proposal.
Shares of our Common Stock Held by Smartsheet’s Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,              shares of our common stock, representing approximately              % of the shares of our common stock outstanding on the Record Date.
We currently expect that our directors and executive officers will vote all of their respective shares of our common stock: (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Voting and Proxies
If you are a shareholder of record (that is, if your shares of our common stock are registered in your name with our Transfer Agent), there are four ways to vote:
•You may vote over the Internet prior to the Company Shareholders’ Meeting. You may vote your shares of our common stock over the Internet at www.proxyvote.com until 11:59 p.m., Eastern Time, on the day preceding the Company Shareholders’ Meeting by following the instructions on the proxy card. If you vote over the Internet prior to the Company Shareholders’ Meeting, you do not need to vote during the Company Shareholders’ Meeting or by telephone or by mail.
•You may vote by telephone prior to the Company Shareholders’ Meeting. You may vote your shares of our common stock by calling 1 (800) 690-6903 until 11:59 p.m., Eastern Time on the day preceding the Company Shareholders’ Meeting. If you vote by telephone, you do not need to vote over the Internet or by mail.

•You may vote by mail prior to the Company Shareholders’ Meeting. If you wish to vote your shares of our common stock by mail, please sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope. If you vote by mail, you do not need to vote over the Internet or by telephone and your mailing must be received prior to the Company Shareholders’ Meeting.
•You may vote over the Internet during the Company Shareholders’ Meeting. You may vote your shares of our common stock over the Internet during the Company Shareholders’ Meeting by accessing the Company Shareholders’ Meeting website by following the instructions provided on the proxy card.
You can then cast your votes by following the prompts provided by the website. If you attend the Company Shareholders’ Meeting and vote online during the meeting, your vote will revoke any proxy that you have previously submitted.
You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares of our common stock according to your directions.
Voting instructions are included on your proxy card. All shares of our common stock represented by properly signed and dated proxies received in time for the Company Shareholders’ Meeting will be voted at the Company Shareholders’ Meeting in accordance with the instructions of the shareholder. Properly signed and dated proxies that do not contain voting instructions will be voted (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
If you are a beneficial owner and your shares of our common stock are held in “street name” through a bank, broker or other nominee, you may vote:
•through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee; or
•by attending the Company Shareholders’ Meeting and voting online with a “legal proxy” from your bank, broker, or other nominee; or
•if such a service is provided by your bank, broker, or other nominee, electronically over the Internet or by telephone by the deadline provided by your bank, broker or other nominee. To vote over the Internet or by telephone through your bank, broker, or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.
If you do not return your bank’s, broker’s, or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker, or other nominee, if possible, or do not attend the Company Shareholders’ Meeting and vote online with a “legal proxy” from your bank, broker, or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Proposal, but, assuming a quorum is present at the Company Shareholders’ Meeting, will not have any effect on the Compensation Proposal or Adjournment Proposal.
Even if you plan to attend the Company Shareholders’ Meeting virtually, you are strongly encouraged to vote your shares of our common stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote your shares of our common stock that you beneficially own, you may still vote your shares of our common stock online at the Company Shareholders’ Meeting even if you have previously voted by proxy. If you are present at the Company Shareholders’ Meeting virtually and vote online during the Company Shareholders’ Meeting, your previous vote by proxy will not be counted.

Revocability of Proxies
If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Company Shareholders’ Meeting by:
•voting online at the Company Shareholders’ Meeting;
•submitting a new proxy by telephone prior to 11:59 p.m. Eastern Time on the day preceding the Company Shareholders’ Meeting;
•submitting a new proxy over the Internet until 11:59 p.m. Eastern Time on the day preceding the Company Shareholders’ Meeting by following the instructions on the proxy card;
•signing a new proxy card with a date later than the date of the previously submitted proxy card and returning it to us by mail, which must be received prior to the Company Shareholders’ Meeting; or
•giving our Corporate Secretary a written notice that you want to revoke your proxy via mail at 500 108th Ave NE, Suite 200, Bellevue, Washington 98004 prior to 11:59 pm Pacific Time on the day preceding the Company Shareholders’ Meeting.
If you have submitted a proxy, your appearance at the Company Shareholders’ Meeting virtually, in the absence of voting online during the Company Shareholders’ Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you are a beneficial owner and hold your shares of our common stock in “street name,” you should contact your bank, broker, or other nominee for instructions regarding how to change your vote. You may also vote online at the Company Shareholders’ Meeting if you obtain a “legal proxy” from your bank, broker, or other nominee.
Any adjournment, postponement or other delay of the Company Shareholders’ Meeting, including for the purpose of soliciting additional proxies, will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Company Shareholders’ Meeting as adjourned, postponed, or delayed.
Board of Directors’ Recommendation
The Board of Directors, after careful consideration, including considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Board of Directors and Reasons for the Merger,” has unanimously (i) determined that it is in the best interests of Smartsheet and Smartsheet’s shareholders, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery, and performance of the Merger Agreement and the consummation of the Transactions, including the Merger, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent, in accordance with the WBCA; (iii) resolved to recommend that Smartsheet’s shareholders approve the Merger Agreement; and (iv) directed that the Merger Agreement be submitted to Smartsheet’s shareholders at the Company Shareholders’ Meeting for their approval.
The Board of Directors unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Solicitation of Proxies
The expense of soliciting proxies will be borne by Smartsheet. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to solicit proxies in connection with the Company Shareholders’ Meeting at a cost of approximately $40,000, plus a success fee of $20,000 and expenses, as well as additional fees in certain circumstances. We will also indemnify the Proxy Solicitor against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers, and other nominees representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by our shareholders of the Merger Proposal, we anticipate, but cannot guarantee, that the Merger will be consummated in the fourth quarter of the Company’s fiscal year ending on January 31, 2025.
Other Matters
At this time, we know of no other matters to be voted on at the Company Shareholders’ Meeting. If any other matters properly come before the Company Shareholders’ Meeting, your shares of our common stock will be voted in accordance with the discretion of the appointed proxy holders.
Householding of Company Shareholders’ Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.
We will promptly deliver a separate copy of these proxy materials to any shareholder upon request submitted in writing to us at our principal offices at Investor Relations, 500 108th Ave NE, Suite 200, Bellevue, Washington 98004.
If two or more shareholders sharing the same address are currently receiving multiple copies of proxy materials and would like to receive only one copy for their household, the shareholders should contact their bank, broker, or other nominee record holder, or contact us as instructed above.
Questions and Additional Information
If you have any questions concerning the Merger, the Company Shareholders’ Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our Proxy Solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call Toll-Free: +1 (877) 750-0510
Banks & Brokers May Call Collect: +1 (212) 750-5833

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
We are asking you to adopt the Merger Agreement pursuant to which Merger Sub will merge with and into Smartsheet, whereupon the separate corporate existence of Merger Sub shall cease, and Smartsheet will become a wholly owned subsidiary of Parent.
For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement and the Merger throughout this proxy statement, including the information set forth in the sections of this proxy statement captioned “The Merger” and “The Merger Agreement.” This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. A copy of the Merger Agreement is attached to this proxy statement as Annex A. You are urged to read the Merger Agreement carefully in its entirety.
Under applicable law, we cannot complete the Merger without the affirmative vote in favor of this Merger Proposal by the holders of a majority of the total issued and outstanding shares of our common stock as of the Record Date. If you abstain from voting, fail to cast your vote (online during the Company Shareholders’ Meeting or by proxy), or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the Merger Proposal.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER
In accordance with Section 14A of the Exchange Act, we are asking you to approve a proposal to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the proposed Merger. For more detailed information regarding these amounts, please see the section captioned “The Merger—Quantification of Potential Payments and Benefits to our Named Executive Officers” and the accompanying footnotes and related narrative disclosure in the section captioned “The Merger—Interests of Smartsheet’s Directors and Executive Officers in the Merger.” As required by those rules, we are asking our shareholders to adopt the following resolution:
RESOLVED, that the shareholders of Smartsheet hereby APPROVE, on an advisory basis, the compensation that may be paid or become payable to Smartsheet’s named executive officers in connection with the Merger, in each case pursuant to Item 402(t) of Regulation S-K, described in the table in the section captioned “The Merger — Quantification of Potential Payments and Benefits to our Named Executive Officers” and the accompanying footnotes and related narrative discussion of Smartsheet’s proxy statement for its virtual special meeting of shareholders to be held on                , 2024.
Effect of Advisory Vote
The vote on this proposal is a vote separate from the votes on the proposal to adopt the Merger Agreement and the proposal to approve adjournment of the virtual special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal, and vice versa. Approval of this proposal is not a condition to completion of the Merger.
Because the vote on this proposal is only advisory in nature, it will not be binding on either Smartsheet or Parent regardless of whether the proposed Merger is completed. Further, since the underlying compensation plans and arrangements described herein are contractual in nature, such compensation may be payable regardless of the outcome of this advisory vote, subject only to the terms and conditions applicable thereto, if the proposed Merger is completed.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE COMPANY SHAREHOLDERS’ MEETING
We are asking you to approve a proposal to adjourn the Company Shareholders’ Meeting to a later date or dates as provided in the Merger Agreement, if necessary or appropriate, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Company Shareholders’ Meeting. If shareholders approve this Adjournment Proposal, we could adjourn the Company Shareholders’ Meeting and any adjourned session of the Company Shareholders’ Meeting and use the additional time to solicit additional votes, including proxies from shareholders that have previously returned properly executed proxies voting against approval of the Merger Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of the Merger Proposal such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Company Shareholders’ Meeting without a vote on the approval of the Merger Proposal and seek to convince the shareholders of those shares of our common stock to change their votes to votes in favor of approval of the Merger Proposal. Additionally, we could seek to adjourn the Company Shareholders’ Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Company Shareholders’ Meeting.
We do not anticipate calling a vote on this proposal if the Merger Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock as of the Record Date.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

THE MERGER
This discussion of the Merger Agreement and the Merger in this proxy statement is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read and consider the Merger Agreement, which is the legal document that governs the Merger, carefully and in its entirety.
Parties Involved in the Merger
Smartsheet Inc.
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
(844) 324-2360
Smartsheet, the enterprise work management platform, empowers organizations to innovate and achieve results quickly and securely at scale through effective collaboration and streamlined workflows. By uniting people, content, and work, Smartsheet provides powerful capabilities that revolutionize the way teams operate. Smartsheet makes outcomes reliable, keeps customer data safe, and ensures users are aligned, making it ideal for organizations seeking efficient, impactful collaborative work management. Smartsheet’s principal executive offices are located at 500 108th Ave NE, Suite 200, Bellevue, Washington 98004, and its telephone number is (844) 324-2360. Smartsheet maintains a website at www.smartsheet.com. Information included on or accessible through Smartsheet’s website does not constitute a part of this proxy statement and, therefore, is not incorporated herein by reference.
Smartsheet’s common stock is listed on NYSE under the symbol “SMAR.”
Einstein Parent, Inc.
Four Embarcadero Center, 20th Floor
San Francisco, California 94111
(415) 765-6500
Parent is a Delaware corporation that was formed solely for the purpose of entering into the Merger Agreement and consummating the Transactions. Parent has not conducted any business operations other than in connection with its formation, the maintenance of its existence, and the Transactions.
Parent’s principal executive offices are located at Four Embarcadero Center, 20th Floor, San Francisco, California 94111, and its telephone number is (415) 765-6500.
Einstein Merger Sub, Inc.
Four Embarcadero Center, 20th Floor
San Francisco, California 94111
(415) 765-6500
Merger Sub is a Washington corporation and a wholly owned subsidiary of Parent that was formed solely for the purpose of entering into the Merger Agreement and consummating the Transactions. Merger Sub has not conducted any business operations other than in connection with its formation, the maintenance of its existence, and the Transactions. Upon the consummation of the Transactions, Merger Sub will cease to exist.
Merger Sub’s principal executive offices are located at Four Embarcadero Center, 20th Floor, San Francisco, California 94111, and its telephone number is (415) 765-6500.
Blackstone Inc.
345 Park Avenue
New York, New York 10154
(212) 583-5000

Parent and Merger Sub are each affiliated with Blackstone. In connection with the Transactions, Blackstone has committed to provide Parent, at or prior to the Closing, with an aggregate cash amount of up to $2,105,000,000, which will be available, together with the other Equity Financing Commitments, available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing, to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing of the Merger pursuant to the Merger Agreement ) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub, as described further in this proxy statement under the caption “The Merger — Financing of the Merger; Damages Commitment.”
Blackstone Inc.’s principal executive offices are located at 345 Park Avenue, New York, New York 10154, and its telephone number is (212) 583-5000.
Blackstone Inc. is one of the world’s leading investment firms.
Vista Equity Partners Management, LLC
Four Embarcadero Center, 20th Floor
San Francisco, California 94111
(415) 765-6500
Parent and Merger Sub are each affiliated with VEPF VIII. In connection with the Transactions, VEPF VIII has committed to provide Parent, at or prior to the Closing, with an aggregate cash amount of up to $1,753,000,000, which will be available, together with the other Equity Financing Commitments, available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing, to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing of the Merger pursuant to the Merger Agreement ) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub, as described further in this proxy statement under the caption “The Merger — Financing of the Merger; Damages Commitment.”
VEPF VIII’s principal executive offices are located at Four Embarcadero Center, 20th Floor, San Francisco, California 94111, and its telephone number is (415) 765-6500.
VEPF VIII, Parent, and Merger Sub are each affiliates of Vista Equity Partners. Vista Equity Partners is a leading private equity firm focused on investments in software, data and technology-enabled companies.
Platinum Falcon B 2018 RSC Limited
Al Khatem Tower, 26th Floor
Abu Dhabi Global Market Square
Al Maryah Island, PO Box 25642
Abu Dhabi, United Arab Emirates
In connection with the Transactions, Platinum Falcon has committed to provide Parent, at or prior to the Closing, with an aggregate cash amount of up to $900,000,000, which will be available, together with the other Equity Financing Commitments, available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing, to fund the aggregate Merger Consideration (including payments in respect of Smartsheet’s outstanding equity-based awards payable in connection with the Closing of the Merger pursuant to the Merger Agreement ) and to pay the fees and expenses required to be paid in connection with the Closing by Parent and Merger Sub, as described further in this proxy statement under the caption “The Merger — Financing of the Merger; Damages Commitment.”
Platinum Falcon’s principal executive office is located at Al Khatem Tower, 26th Floor, Abu Dhabi Global Market Square, Al Maryah Island, PO Box 25642, Abu Dhabi, United Arab Emirates, and its telephone number is +971 2 415 0000.

Platinum Falcon is an indirect wholly owned subsidiary of ADIA. ADIA is a public institution established as an independent investment institution in 1976 by the Government of the Emirate of Abu Dhabi.
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, if the Merger is completed, at the Effective Time, Merger Sub will merge with and into Smartsheet, whereupon the separate corporate existence of Merger Sub shall cease, and Smartsheet will continue its corporate existence under Washington Law as the Surviving Corporation and a wholly owned subsidiary of Parent. As a result of the Merger, our common stock will no longer be publicly traded, will be delisted from NYSE, and will be deregistered under the Exchange Act, and Smartsheet will no longer file periodic reports with the SEC on account of Smartsheet common stock. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing and acceptance of the certificate of merger with the Secretary of State of the State of Washington, or at such later date and time as is agreed upon in writing by the parties and specified in the certificate of merger.
Effect on Smartsheet if the Merger is Not Completed
If the Merger Agreement is not adopted by our shareholders or if the Merger is not completed for any other reason:
•shareholders will not be entitled to, nor will they receive, any payment for their respective shares of our common stock in connection with the Merger;
•(i) Smartsheet will remain an independent public company, (ii) our common stock will continue to be listed and traded on NYSE and registered under the Exchange Act, and (iii) we will continue to file periodic reports with the SEC on account of Smartsheet common stock;
•we anticipate that (i) management will operate our business in a manner similar to that in which it is being operated today, and (ii) our shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, without limitation, risks and uncertainties with respect to our business, prospects, and results of operations, as such may be affected by, among other things, the highly competitive industry in which Smartsheet operates and risks related to adverse economic conditions;
•the Board of Directors will continue to evaluate and review our business operations, strategic direction, and capitalization, among other things, and will make such changes as are deemed appropriate (irrespective of these efforts, it is possible that no other transaction acceptable to the Board of Directors will be offered or that our business, prospects, or results of operations will be adversely impacted) and continue to seek to identify strategic alternatives to enhance shareholder value;
•upon termination of the Merger Agreement under specified circumstances, Smartsheet will be required to pay to Parent a termination fee of $250,000,000 (or $125,000,000 in the case of termination under specified circumstances during the Go-Shop Period), or Parent will be required to pay to Smartsheet a termination fee of $500,000,000. For more information please see the section of this proxy statement captioned “The Merger Agreement — Expenses — Termination Fees”; and
•the price of our common stock may decline significantly and if that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the shares of our common stock. If the Merger is not completed, the Board of Directors will continue to evaluate and review Smartsheet’s business operations, strategic direction, and capitalization, among other things, and will make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the Merger Agreement is not adopted by our shareholders or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to the Board of Directors will be offered or that Smartsheet’s business, prospects, or results of operation will not be adversely impacted.
Merger Consideration
At the Effective Time, by virtue of the Merger, each outstanding share of our common stock (other than the Canceled Shares and the Dissenting Shares) shall be automatically converted into the right to receive the Merger Consideration, without interest (and after giving effect to any required tax withholdings).
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each share of common stock that you own, but you will no longer have any rights as a shareholder (except that Smartsheet shareholders who properly exercise, and do not subsequently withdraw, fail to perfect, or lose, their appraisal rights will have the right to receive a payment of the “fair value” of their shares of our common stock as determined pursuant to an appraisal proceeding as contemplated by Chapter 23B.13, as described in the section of this proxy statement captioned “— Dissenters’ Rights”).
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalog every conversation among or between the Board of Directors, the Transaction Committee, our representatives and other parties.
As part of our ongoing consideration and evaluation of Smartsheet’s long-term strategic goals and plans, the Board of Directors and our senior management periodically review our operations and financial performance, as well as overall industry conditions, and their effect on those strategic goals and plans. This review has included, among other things, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives, in each case, with a view towards enhancing shareholder value. In addition, Smartsheet has from time to time received unsolicited inquiries from financial sponsors that were interested in exploring a potential acquisition of our company.

On June 12, 2023 and June 20, 2023, Mark Mader, our Chief Executive Officer, met separately with representatives of Blackstone and Vista, respectively, (which we refer to collectively as the “Consortium”), during which they discussed aspects of our business and strategic opportunities. Mr. Mader informed the members of the Board of Directors of these discussions. Vista and Blackstone had not yet formed the Consortium at the time of these initial meetings nor had discussions with each other about jointly pursuing a deal with our company.

In August 2023, Mr. Mader met with a representative of another financial sponsor (“Party A”), during which the representative provided background on Party A, and Mr. Mader and the representative discussed our business.

In August 2023 and again in September 2023, Mr. Mader met with a representative of Vista to discuss aspects of our business.

On December 5, 2023, the Board of Directors held a regularly scheduled meeting at which members of our senior management and, at the invitation of the Board of Directors, representatives of Qatalyst Partners and another investment bank were each present for different portions of the meeting. Each of Qatalyst Partners and the other investment bank discussed the collaborative work management market and considerations related to strategic transactions in our industry with the Board of Directors.

On January 21, 2024, representatives of the Consortium called Mr. Mader. During the call, the representatives stated that they both were very interested in acquiring our company, and informed Mr. Mader that he may receive a written proposal from them in the near future.

On January 23, 2024, the Board of Directors held a meeting at which members of our senior management and, at the invitation of the Board of Directors, representatives of Qatalyst Partners and Fenwick & West LLP, our outside legal counsel (“Fenwick”), were present. The Board of Directors invited Qatalyst Partners to join the meeting based on its extensive expertise, knowledge of the industry in which our company operates and experience advising technology companies in connection with potential strategic transactions, Representatives of Qatalyst Partners then discussed preliminary market perspectives on potential strategic alternatives. At this meeting, Mr. Mader reviewed with the Board of Directors his January 21st discussion with representatives of the Consortium.

On January 24, 2024, the Consortium submitted a non-binding indication of interest to acquire all of the outstanding shares of our common stock for $56.25 per share in cash (the “January 24 Proposal”), subject to customary due diligence. The proposed price per share represented a premium of approximately 21% over $46.41, the closing price for shares of our common stock on the NYSE on such date.

On January 25, 2024, the Board of Directors held a meeting at which members of our senior management, Qatalyst Partners (for a portion of the meeting) and Fenwick were present. At this meeting, a representative of Fenwick reviewed with the Board of Directors its fiduciary duties in evaluating the January 24 Proposal. The Board of Directors and members of our senior management then reviewed a forecast of our financial results through fiscal year 2027, which had been prepared by our management in the ordinary course of business, and discussed opportunities and risks in executing our plan as an independent company. The representatives of Qatalyst Partners then joined the meeting, and the Board of Directors discussed the January 24 Proposal in light of our prospects as an independent company and analyst consensus estimates. The Board of Directors also discussed organizational changes and changes in our pricing and packaging model that had not yet been publicly announced, the anticipated timing for the transition of our existing business to this new model and the potential effect of these pending announcements on investors’ perceptions of our company. The Board of Directors then discussed the desirability of waiting until the announcement of these developments before considering a sale process. The Board of Directors also discussed the potential risks and benefits of engaging in substantive discussions with the Consortium at this time, including the risk that engaging in further discussions with the Consortium, or engaging in a broader outreach, could distract us from executing on our standalone plan. After the discussion, the Board of Directors determined to reject the January 24 Proposal, and instructed representatives of Qatalyst Partners to inform representatives of the Consortium that the January 24 Proposal was not sufficient for our company to engage in further discussions at that time. Representatives of Qatalyst Partners conveyed that message to representatives of the Consortium later that day as instructed by the Board of Directors.

On February 2, 2024, a representative of Blackstone called Mr. Mader to discuss Blackstone’s continued interest in our company.

On February 14, 2024, Mr. Mader had lunch with a representative of Party A at the invitation of Party A, during which they further discussed our business and Party A’s approach to investing in companies. Party A did not make any proposal to acquire our company at such time.

On March 14, 2024, after the close of trading on the NYSE, we announced our results of operations for the fourth quarter of our fiscal year 2024, delivering revenue, operating income, free cash flow, and net income above analyst consensus estimates, but guiding first quarter 2025 revenue below analyst consensus estimates. While fourth quarter 2024 year-over-year revenue growth was 21%, net bookings (an indicator of future revenue performance, which we define as gross bookings from new and returning customers and expansion from existing customers, less churn and contraction) declined by 19% year-over-year. We also announced changes to our executive leadership team, including the hiring of a new President, GTM and upcoming departures of our Chief Revenue Officer and Chief Marketing Officer. The next day, the closing price for shares of our common stock on the NYSE was $37.52, a 7% decline over the prior trading day.

On March 25, 2024, a representative of Kirkland & Ellis LLP (“Kirkland”), outside counsel to Vista, notified us in writing that Vista had begun acquiring shares of our common stock through open market transactions, and that it intended to file a notification letter (as required under the HSR Act) with United States antitrust authorities on or about such date.

On March 26, 2024, Mr. Mader met with representatives of Vista to further discuss Vista’s March 25, 2024 letter notice that was sent to our company under the HSR Act.

On May 15, 2024, Vista and its affiliates publicly disclosed on their periodic Form 13F filing that their position, as of March 31, 2024, had increased from 363,271 shares to 2,122,800 shares, approximately 1.5% of our shares outstanding. This accumulation was noted by market analysts.

On June 5, 2024, following the close of trading on the NYSE, we announced our results for operations for the first quarter of our fiscal year of 2025. During the call, we announced significant changes in our pricing and packaging model. We also disclosed that our company delivered revenue, operating income, free cash flow, and net income above analyst consensus estimates and guiding second quarter 2025 revenue approximately in-line with analyst consensus estimates. While first quarter 2025 year-over-year revenue growth was 20%, net bookings (an indicator of future revenue performance) again declined 19% year-over-year. The next day, the price for shares of our common stock on the NYSE increased by 17%, closing at $44.27.

On June 18, 2024, Mr. Mader met with representatives of another financial sponsor (“Party B”) at the invitation of Party B, and discussed aspects of our business and Party’s B investment approach. Party B did not make any proposal to acquire our company at such time.

On June 24, 2024, Mr. Mader had dinner with representatives of the Consortium at their request. During the dinner, the representatives discussed our business, including market trends and dynamics, our management team and our recently announced changes in our pricing and packaging model, and the Consortium’s continued interest in pursuing an acquisition of our company. However, the representatives did not make any proposal to acquire our company at this meeting. Mr. Mader did not share, and the parties did not discuss, any of our company’s non-public information during this meeting.

On June 27, 2024, the Board of Directors held a meeting at which members of our senior management and representatives of Fenwick were present. At this meeting, Mr. Mader updated the Board of Directors on his conversations with members of the Consortium, including the June 24 dinner. A representative of Fenwick reviewed with the Board of Directors its fiduciary duties in connection with a potential acquisition transaction and considerations with respect to a process for such a transaction. The Board of Directors also discussed whether to engage Qatalyst Partners as our financial advisor with respect to a potential sale of our company and considered the terms of such an engagement. After the discussion, the Board of Directors approved the engagement of Qatalyst Partners as our financial advisor based on its extensive expertise, knowledge of the industry in which our company operates and experience advising technology companies in connection with potential strategic transactions. The Board of Directors also reviewed a forecast of our financial results through fiscal year 2027 (the “Three Year Forecast”), which had been prepared by our management in the ordinary course of business.

At the same meeting, the Board of Directors discussed establishing a committee of the Board of Directors to oversee our strategic process. After discussion, the Board of Directors approved the formation of a committee (the “Transaction Committee”), comprised of independent directors Mike Gregoire, Matt McIlwain, Katie Rooney and Khozema Shipchandler, to facilitate the Board of Directors’ active involvement in our company’s discussions and consideration of strategic alternatives, including potential negotiations with the Consortium (or any other party), but without authority to approve any transaction. The Transaction Committee was not created to address any actual or perceived conflict of interest, and the members of the Transaction Committee were not paid any additional compensation for serving on the Transaction Committee.

On June 28, 2024, we executed an engagement letter with Qatalyst Partners on the terms approved by the Board of Directors.

On July 1, 2024, representatives of the Consortium informed representatives of Qatalyst Partners that the Consortium may submit a revised proposal to acquire our company after July 4, 2024.

On July 8, 2024, the Consortium submitted a non-binding indication of interest to acquire all the outstanding shares of our common stock for $56.50 per share in cash, subject to due diligence and the negotiation of a definitive acquisition agreement (the “July 8 Proposal”). The proposed per share consideration represented a premium of approximately 29% over the $43.73 closing price for shares of our common stock on that date, a 36% premium over our 30-day volume-weighted average price (“VWAP”) as of that date and a 40% premium over our 60-day VWAP as of that date. The July 8 Proposal provided that the acquisition would be financed with a combination of equity and debt financing from third-party lenders, with a substantial portion of the equity necessary coming from the Consortium, and the remainder being funded by select co-investors to be determined later. The July 8 Proposal also indicated that the Consortium was highly confident that it could obtain the requisite debt financing commitments prior to signing a definitive transaction agreement. In addition, the July 8 Proposal provided that the Consortium expected our company to agree to negotiate with the Consortium on an exclusive basis, but that they would be willing to include a “go-shop” provision in the definitive agreement. Finally, the July 8 Proposal indicated that it was not contingent on any individual signing an employment agreement before closing.

On the same day, representatives of Qatalyst Partners discussed the July 8 Proposal with representatives of the Consortium, including among other things the Consortium’s proposed sources of financing for the proposed transaction.

On July 9, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. At this meeting, representatives of Qatalyst Partners summarized the July 8 Proposal, our stock performance since our initial public offering and its perspectives on the current market environment. Representatives of Qatalyst Partners also reviewed with the Board of Directors a preliminary analysis of the July 8 Proposal from a financial point of view, based on the Three Year Forecast. The Transaction Committee then considered, together with representatives of Qatalyst Partners and Fenwick, the response to the Consortium, and whether it would be in the best interests of our company and shareholders to approach other financial sponsors and strategic parties to determine their interest in pursuing an acquisition of our company. During these considerations, representatives of Fenwick advised the Transaction Committee on the fiduciary duties of directors in such a context, and members of management and representatives of Qatalyst Partners provided their perspectives on the financial sponsors and strategic parties that could have an interest in an acquisition of our company and would most likely have the ability to consummate a transaction of this size and nature, including based on the regulatory, financing, and other execution risks applicable to each party. The Transaction Committee noted that since the January 24 Proposal, our share price had declined 6%, the multiple that our share price represented of our next-12 months’ revenues based on analyst consensus estimates had declined 11%, our net bookings had continued to decline and that analyst consensus estimates for next-12 months’ revenue growth had declined from 19% to 16%. In the same period, the indexed share price and median revenue multiples of other comparable SaaS software companies had also declined. The Transaction Committee also discussed risks and opportunities we faced as an independent company including (i) the risks that our shareholders may not see the benefit of changes to our recently announced pricing and packaging model, or that such benefits may be delayed, (ii) the risks of successfully executing our recently announced go-to-market strategy, (iii) recent changes in our executive leadership, (iv) increasing competition from both existing competitors and entry by large, well-capitalized technology platforms, (v) the risks associated with sustained low levels of per seat spending within our customer base and (vi) the implications for future revenue growth of recent trends in key metrics including decreasing upsell activity, increasing downsell activity and declining net bookings. The Transaction Committee also considered (i) the fact that the July 8 Proposal presented the opportunity to negotiate a “go-shop” provision (i.e., the right to actively solicit alternative acquisition proposals for a specified period following execution of a definitive agreement) in the event that we were to enter into a definitive acquisition agreement with the Consortium, (ii) the risk that pursuing a sale process would distract our senior management from executing our strategic priorities to enhance shareholder value, and (iii) the risk that outreach could lead to media leaks and market speculation on the process that could have a negative impact on our business. After this discussion, the Transaction Committee determined that it would not enter into exclusive negotiations with the Consortium, and to approach Party A, Party B, one additional financial sponsor (“Party C”) and one strategic party (“Party D”) to determine their interest in submitting a proposal to acquire our company. The Transaction Committee selected these additional parties based on, among other things, their history of consummating acquisitions of a similar nature and the application of the criteria which had been discussed by the Transaction Committee earlier in the meeting. The Transaction Committee then directed Qatalyst Partners to inform the Consortium members that we would not agree to any exclusivity period during which we could not solicit alternative bids prior to execution of a definitive agreement, but that we would be willing to provide the Consortium members with access to non-public financial due diligence information and access to our senior management team, with the expectation that following such due diligence the Consortium would provide a revised proposal on July 26, 2024. The Transaction Committee also instructed Qatalyst Partners to invite the four additional parties to receive the same non-public financial due diligence information and evaluate making a proposal to acquire our company.

Later that day, representatives of Qatalyst Partners informed the Consortium members that we would not agree to any exclusivity period prior to execution of a definitive agreement, but that we would be willing to provide the Consortium members with access to non-public financial due diligence information and access to our senior management team, with the expectation that following such due diligence, the Consortium would provide a revised proposal on July 26, 2024 thereafter. In addition, later that day, representatives of Qatalyst Partners contacted each of the four additional parties to determine whether they would be interested in evaluating an acquisition of our company. Representatives of Party A and Party B spoke with representatives of Qatalyst Partners and expressed an interest in evaluating such a transaction.

On July 11, 2024, representatives of Party D spoke with representatives of Qatalyst Partners and expressed an interest in evaluating such a transaction.

On July 12, 2024, a representative of Party C informed a representative of Qatalyst Partners that it was not in a position to evaluate or pursue an acquisition of our company.

From July 12 to July 16, 2024, we entered into confidentiality agreements with each of Vista, Blackstone, Party A and Party B. All of these confidentiality agreements contained customary standstill provisions that expired upon our entry into a definitive agreement for a sale of our company, and none of these confidentiality agreements included a so-called “don’t ask – don’t waive” provision. In addition, we decided to provide confidential information to Party D subject to the terms of a previously executed confidentiality agreement, which did not contain a stand-still provision or so-called “don’t ask – don’t waive” provision.

From July 15 to July 16, 2024, we provided Blackstone, Vista, Party A, Party B and Party D with access to an electronic data room containing non-public financial information about our company, including among other things, a management presentation with detailed information on our product roadmap, new pricing model, go-to-market plans, as well as the Three Year Forecast.

On July 16, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. During this meeting, representatives of Qatalyst Partners updated the Transaction Committee on the status of discussions with the Consortium and each of the other parties that it had contacted to assess their interest a potential transaction, including noting that Party C had indicated that it would not be in a position to evaluate an acquisition of us. The representatives of Qatalyst Partners then informed the Transaction Committee that Blackstone had requested approval to provide confidential information to three of its limited partners, including Platinum Falcon, in connection with the process pursuant to the terms of the confidentiality agreements between us and each of Blackstone and Vista. After a discussion, the Transaction Committee approved the request with respect to these three limited partners, on a non-exclusive basis, and directed our senior management and Qatalyst Partners to continue engaging with the Consortium members to generate an acquisition proposal that would provide superior value for our shareholders.

On July 17, 2024, the closing price for shares of our common stock on the NYSE was $45.34 (the “Unaffected Price”). The next day, prior to the close of trading, Reuters published an article stating that we had attracted acquisition interest from buyout firms. The closing price for shares of our common stock on July 18, 2024, was $47.81, an increase of approximately 5% over the Unaffected Price.

On July 19, 2024, a representative of Party B informed a representative of Qatalyst Partners that it was not interested in further considering an acquisition of our company because it was not in a position to offer a premium to the trading price of our shares of common stock given the risks it perceived from our recent retention trends and growth deceleration. On the same day, a representative of a financial sponsor (“Party E”) which was of a smaller scale than each of Blackstone and Vista contacted a representative of Qatalyst Partners and indicated that Party E was interested in evaluating a potential acquisition of our company. Representatives of Qatalyst Partners kept the Transaction Committee regularly apprised of these contacts and discussions as well as each of the additional contacts and discussions described below.

Also on July 19, 2024, our senior management made a presentation to representatives of the Consortium members during which we discussed, among other things, the information in the Management Presentation.

On July 22, 2024, our senior management held follow-up due diligence meetings with representatives of the Consortium members relating to our products and technology and financial results. In the meeting focused on financial results, the representatives of the Consortium members asked questions regarding headwinds the business has been facing related to the consistent deceleration of upsell bookings and increase in downsell bookings across our enterprise and SMB segments, which contributed to the year-over-year declines in net bookings in recent periods, and our senior management responded to these questions.

On July 23, 2024, our senior management held management meetings with each of Party A and Party D. The next day, our senior management had follow-up due diligence meetings with each of these parties.

On July 25, 2024, representatives of two financial sponsors (“Party F” and “Party G,” respectively), each of which was of a smaller scale than each of Blackstone and Vista, separately contacted representatives of Qatalyst Partners to indicate their interest in participating in a potential acquisition of our company. The representative of Party F indicated that Party F would only be able to participate as a minority equity investor in such a transaction. On the same day, a representative of Party E contacted a representative of Qatalyst Partners to reiterate Party E’s interest in discussing a potential acquisition of our company. Additionally, a representative of another financial sponsor (“Party H”), which also of a smaller scale than each of Blackstone and Vista, contacted Pete Godbole, our Chief Financial Officer, to convey its interest in discussing a potential acquisition of our company.

On July 26, 2024, representatives of the Consortium members informed representatives of Qatalyst Partners that the Consortium would not be able to submit a revised proposal to acquire our company on that date, as had previously been requested by Qatalyst Partners, and that they needed more time to better understand the trajectory of our bookings, the financial impact of the changes to our pricing and packaging model, and our anticipated results of our fiscal quarter ended July 31, 2024. On the same day, a representative of Party D informed representatives of Qatalyst Partners that Party D was not interested in further considering an acquisition of our company due to its view that an acquisition would provide insufficient synergy opportunities and present execution and integration risks.

On July 27, 2024, a representative of Party A informed representatives of Qatalyst Partners that Party A was not interested in further considering an acquisition of our company because it was not in a position to offer a premium to the trading price of our shares of common stock given the risks it perceived from the recent transitions in our business, including the changes to our executive team and our pricing and packaging model. The closing price for shares of our common stock on July 26 was $48.40.

On July 29, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. At this meeting, representatives of Qatalyst Partners updated the Transaction Committee on the status of our strategic process, including that the Consortium had requested more time and diligence materials to evaluate our company before making a revised proposal and that each of the other parties that Qatalyst Partners had contacted at the request of the Transaction Committee had decided not to make a proposal to acquire our company. In addition, the representatives of Qatalyst Partners described the inbound expressions of interest that we had received from Party E, Party F, Party G and Party H. After the discussion, the Transaction Committee directed members of our management and representatives of Qatalyst Partners to continue to engage with the Consortium with respect to a revised acquisition proposal. The Transaction Committee also considered, with the assistance of Qatalyst Partners, the advantages and disadvantages of engaging with each of the four other financial sponsors who had expressed interest in leading or participating in a transaction involving the acquisition of our company. After discussion, the Transaction Committee directed Qatalyst Partners to engage with Party E and Party G to determine their interests in pursuing a potential acquisition transaction, but not to engage in further discussions with Party F or Party H at such time due to the Transaction Committee’s belief that such parties did not have sufficient capital to lead a transaction of this size.

At the same meeting, the Board of Directors reviewed an updated long-range forecast prepared by our management of our financial performance as an independent company for the remainder of fiscal year 2025 and fiscal years 2026 through 2035 (the “Financial Projections”), which were consistent with the Three Year Forecast previously reviewed by the Board of Directors and provided to the Consortium and other parties (except for the addition of the later years) in the Financial Projections. After discussion, the Board of Directors approved the Financial Projections for use by Qatalyst Partners in its financial analysis. For detailed discussion of the Financial Projections see the section of this proxy statement captioned “The Merger — Certain Financial Projections.”

On July 30, 2024, we entered into a confidentiality agreement with Party G and provided Party G with access to the virtual data room. The confidentiality agreement included a customary standstill provision that expired upon our entry into a definitive agreement for a sale of our company, and did not include a “don’t ask – don’t waive”

provision. On the same day, a representative of Party E informed a representative of Qatalyst Partners that it was no longer interested in discussing a potential acquisition of our company at that time, but that it may be interested in evaluating a potential transaction later in the year.

From July 30 to August 13, 2024, we conducted additional due diligence meetings with representatives of the Consortium and provided additional financial due diligence information, including flash results of our fiscal quarter ended July 31, 2024.

On August 1, 2024, a representative of Party H spoke with Mr. Godbole and again noted its interest in discussing a potential acquisition of our company and indicated that they had an investment in a competitor of ours.

On August 7, 2024, a representative of Party G informed a representative of Qatalyst Partners that it was not interested in further considering an acquisition of our company, indicating that due to recent trends in our business they would not be able to offer a premium to the current trading price of our shares of common stock. The closing price for shares of our common stock on August 7 was $44.64.

On August 8, 2024, the chief executive officer of a strategic party (“Party I”) contacted Mr. Mader to express interest in potentially making a proposal for a business combination transaction, but did not make any proposal at that time.

On August 13, 2024, Qatalyst Partners provided the Board of Directors a customary disclosure letter describing certain relationships between Qatalyst Partners, on the one hand, and our company, the Consortium and other potentially interested parties on the other hand.

On August 14, 2024, Vista and its affiliates publicly disclosed on their periodic Form 13F filing that, as of June 30, 2024, their position had increased from 2,122,800 shares to 6,466,672 shares, approximately 4.7% of our shares outstanding. This accumulation was again noted by market analysts.

On August 21, 2024, the Consortium submitted a revised non-binding indication of interest to acquire all of the outstanding shares of our common stock for $56.50 in cash, subject to confirmatory due diligence and the negotiation of a definitive agreement (the “August 21 Proposal”). The Consortium indicated that the August 21 Proposal was the Consortium’s “best and final offer,” and noted that the proposed per share consideration represented a premium of approximately 25% over the closing price for shares of our common stock on the Unaffected Date and an approximately 37% premium to the 60-day volume-weighted average price through that date. The August 21 Proposal stated that the Consortium had completed its business due diligence of our company, and that the Consortium was confident that it could execute a definitive merger agreement four weeks from the date it was permitted to engage prospective debt financing sources. The August 21 Proposal indicated that the acquisition would be financed with a combination of equity and debt financing from third-party lenders, with a substantial portion of the equity necessary coming from the Consortium. The August 21 Proposal also indicated that the Consortium was highly confident that it could obtain the requisite debt financing commitments prior to signing a definitive transaction agreement. The August 21 Proposal indicated that it was not contingent on any individual signing an employment agreement prior to the closing of the potential transaction. The August 21 Proposal also stated that the Consortium expected to enter into exclusive negotiations with respect to a potential transaction but did not indicate that it would be willing to include a customary “go-shop” provision in the definitive agreement.

On August 22, 2024, the chief executive officer of Party I spoke with representatives of Qatalyst Partners about the current status of the potential sale process and the feasibility of Party I making a definitive proposal. During this discussion, the executive said Party I would not enter into a confidentiality agreement with us or make a proposal to acquire our company at such time because it would need significantly more time to evaluate such a proposal.

On August 23, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. At this meeting, representatives of Qatalyst Partners reviewed the outreach that it had conducted to Parties A, B, C and D, and the inbound interest that it had received following the July 18, 2024 media reports. The representatives of Qatalyst Partners then discussed the terms of the August 21 Proposal, including the Consortium’s request for exclusive negotiations, and reviewed a preliminary financial analysis of the August 21 Proposal, based on the Financial Projections. The Transaction Committee and representatives of Qatalyst Partners then discussed the potential response to the Consortium. As part of this discussion, it was noted that the Consortium had indicated their view that the $56.50 price per share included in the August 21 Proposal was a “best and final” offer for our company, and therefore, it was unlikely that a counterproposal from the Board of Directors would result in the Consortium providing a further increase in its price. The Transaction Committee also discussed its belief that the Consortium was unlikely to abandon the August 21 Proposal if our company declined to enter into exclusive negotiations with respect to the August 21 Proposal. A representative of Fenwick then reviewed with the Board of Directors its fiduciary duties in evaluating the request for exclusivity, and in considering a “go-shop” provision. After this discussion, the Transaction Committee instructed Qatalyst Partners to inform the Consortium that we would proceed to provide confirmatory due diligence information to the Consortium and negotiate a definitive agreement on the terms set forth in the August 21 Proposal, provided that we would not enter into exclusivity and that the definitive agreement would provide for (i) a 45-day “go-shop” period (and the Transaction Committee authorized Qatalyst Partners to offer that the “go-shop” could be limited to third parties with whom we had not entered into a confidentiality agreement with respect to a potential acquisition proposal within the three-month period ending on the date of the Merger Agreement), (ii) a termination fee payable by us under certain circumstances equal to 3.0% of equity value (or 1.5% of equity value during the go-shop period, other than in connection with a termination to enter into an acquisition agreement with certain parties with whom we had already engaged in discussions, and to whom we had provided confidential materials, as part of the current strategic process) and (iii) a reverse termination fee payable by the Consortium under certain circumstances equal to 6.0% of equity value.

Later that day, at the direction of the Transaction Committee, representatives of Qatalyst Partners spoke with representatives of the Consortium, and indicated that our company would not enter into an agreement to negotiate on an exclusive basis with the Consortium, and discussed the go-shop and termination fee terms that the Transaction Committee would require for a potential transaction as described above. After discussions, the Consortium confirmed it would proceed with non-exclusive negotiations regarding an acquisition of our company for $56.50 per share, and that the definitive agreement would contain the go-shop and termination fee provisions required by the Transaction Committee.

On August 24, 2024, representatives of the Consortium delivered an initial confirmatory due diligence request list to Qatalyst Partners, including a request for meetings to discuss operational, product, accounting and legal due diligence. On the same day, we approved the Consortium’s outreach to certain potential debt financing sources on a non-exclusive basis.

On August 27, 2024, the Board of Directors held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners were present. At the meeting, representatives of Qatalyst Partners updated the Board of Directors on the status of negotiations with the Consortium and summarized the Consortium’s confirmatory due diligence requests. The Board of Directors instructed representatives of Fenwick to prepare an initial draft of the Merger Agreement, and to contact the Consortium’s legal advisors to commence negotiation of the Merger Agreement.

Later that day, representatives of Fenwick held a call with Kirkland and Simpson Thacher & Bartlett LLP, outside counsel to Blackstone (“STB”), to discuss the process for negotiations of the definitive acquisition agreements. In addition, we provided the Consortium access to an expanded virtual data room containing materials responding to the Consortium’s confirmatory due diligence request list.

On August 30, 2024 and September 3, 2024, members of our management held due diligence calls with representatives of the Consortium and their third-party advisors, and from then through September 23, 2024, members of our management held additional due diligence calls, responded to confirmatory due diligence requests from the Consortium and uploaded responsive documents to the virtual data room.

On September 4, 2024, representatives of Fenwick delivered an initial draft of the Merger Agreement to representatives of Kirkland and STB, which, among other things, provided for (i) a 45-day go-shop period during which we would be permitted to solicit alternative proposals from third parties with whom we had not entered into a confidentiality agreement with respect to a potential acquisition proposal within the three-month period ending on the date of the Merger Agreement, (ii) a termination fee payable by us under certain circumstances equal to 3.0% of equity value (or 1.5% of equity value under certain circumstances during the go-shop period), (iii) a reverse termination fee equal to 6.0% which would be payable by the Consortium under certain circumstances, and (iv) an affirmative duty for the Consortium to litigate against regulatory challenges to the Merger and to refrain from making acquisitions that would impose a delay in the obtaining of, or increase the risk of not obtaining, required regulatory approvals.

Later on September 4, 2024, Mr. Mader met with representatives of the Consortium to discuss the due diligence process.

On September 5, 2024, prior to the close of trading, a media report stated that a private equity consortium including Blackstone and Vista was engaged in discussions to acquire our company. That day, the closing price for our shares of common stock was $49.35, an increase of approximately 4% over the closing price for our shares of common stock on the previous trading day. Following the close of trading, we announced our results of operations for the second quarter of our fiscal year of 2025, including subscription revenue, operating income, free cash flow, and net income above analyst consensus estimates, while delivering professional services revenue below analyst consensus estimates. We lowered our professional services revenue guidance from 5% to 4.5% of total fiscal 2025 revenue while maintaining our existing full-year revenue guidance. While second quarter 2025 year-over-year revenue growth was 17%, net bookings (an indicator of future revenue performance) declined 11% year-over-year.

On September 7, 2024, the chief executive officer of Party I contacted Mr. Gregoire to discuss its interest in potentially submitting a proposal to acquire our company for consideration consisting of half cash and half stock of Party I. The representative of Party I indicated that Party I had not engaged a financial advisor or external legal counsel with respect to any such proposal.

On September 9, 2024, representatives of Party I further discussed Party I’s interest in pursuing a proposal to acquire our company with representatives of Qatalyst Partners, the feasibility of making a competitive proposal at that time, and the potential timing of any such proposal.

On September 10, 2024, a representative of Party I informed representatives of Qatalyst Partners that it would not be pursuing an acquisition of our company at that time but would consider doing so if and when a definitive agreement was announced between our company and a third party.

Later that day, representatives of Kirkland and STB delivered proposed revisions of the Merger Agreement to Fenwick, which contemplated, among other terms, (i) that during the go-shop period we would not be able to solicit alternative proposals from third parties with whom we had discussed a potential acquisition proposal after March 31, 2024, whether or not we had entered into a confidentiality agreement with such parties, (ii) that the reverse termination fee would only be payable if Parent failed to consummate the Merger after the conditions of the Merger had been satisfied, and (iii) removal of the Consortium’s obligations to litigate against regulatory challenges and refrain making acquisitions would impose a delay in the obtaining of, or increase the risk of not obtaining, required regulatory approvals.

On September 11, 2024, Qatalyst Partners provided the Board of Directors with an updated customary disclosure letter describing certain relationships between Qatalyst Partners, on the one hand, and our company, the Consortium, Platinum Falcon and other potential co-investors, on the other hand.

On September 13, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. At the meeting, members of our senior management and representatives of Qatalyst Partners updated the Transaction Committee on the status of confirmatory due diligence discussions with the Consortium. A representative of Fenwick then reviewed with the Transaction Committee and the other members of the Board of Directors who were present the material terms of the draft Merger Agreement, including the material open terms that were still under negotiation with the Consortium.

Later that day, representatives of Fenwick delivered a revised draft of the Merger Agreement to Kirkland and STB. The revised draft provided, among other things, that (i) we would be permitted to solicit alternative proposals from parties who, among other things, had not signed an confidentiality agreement after March 31, 2024, (ii) the reverse termination fee would be payable if a breach by Parent was the primary cause of a failure of the conditions to the Merger to be satisfied, and (iii) reinstated the obligations of the Consortium to litigate regulatory challenges and to refrain from undertaking transactions that would increase the risk of delaying or failing to obtain required regulatory approvals.

Also on September 13, 2024, prior to the close of trading, a media report stated that Blackstone and Vista were seeking $3.2 billion in private debt to fund an acquisition of our company. That day, the closing price for shares of our common stock was $52.22, an increase of approximately 3% over the closing price for our shares of common stock the previous trading day.

On September 14, 2024, representatives of Fenwick delivered to Kirkland and STB an initial draft of the disclosure letter relating to the draft Merger Agreement.

On September 15, 2024, representatives of Kirkland and STB delivered to Fenwick initial drafts of the forms of Equity Commitment Letter and Limited Guaranty.

On September 16, 2024, Mr. Mader met with representatives of the Consortium to discuss non-executive compensation and hiring plans. Mr. Mader did not discuss compensation of executive officers with the representatives of the Consortium.

Later on September 16, 2024, prior to the close of trading, a media report stated that Blackstone and Vista were in negotiations with us regarding an acquisition at a price around $56 per share (the “September 16 Article”). That day, the closing price for shares of our common stock was $52.69, an increase of approximately 1% over the closing price for our shares of common stock on prior trading date, when the last media report was published.

On September 17, 2024, representatives of Kirkland and STB delivered a revised draft of the Merger Agreement to Fenwick, which provided, among other terms, (i) that the reverse termination fee would only be payable if Parent failed to consummate the Merger after the conditions of the Merger had been satisfied and (ii) reduced obligations of the Consortium to refrain from undertaking transactions that would increase the risk of delaying or failing to obtain required regulatory approvals.

Between September 19 and September 24, 2024, representatives of Fenwick, Kirkland and STB negotiated the terms of, and exchanged revised drafts of, the Merger Agreement, our disclosure letter, the Support Agreement, and the forms of Equity Commitment Letter and Limited Guaranty.

On September 19, 2024, the Transaction Committee held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners, and other members of the Board of Directors, were present. At the meeting, a representative of Fenwick reviewed the negotiations of the terms of the Merger Agreement, and the Transaction Committee provided direction with respect to certain open issues. Representatives of Qatalyst Partners and the Transaction Committee then discussed feedback that we had received after the publication of the September 16 Article from a shareholder who believed that the purported sale price described in the September 16 Article was inadequate. After a discussion of this feedback, the relative benefits of the proposed transaction with the Consortium and the risks of continuing to operate as an independent company, the Transaction Committee instructed members of its senior management and representatives of Qatalyst Partners and Fenwick to continue negotiations on the Merger Agreement and related transaction documents. The representatives of Qatalyst Partners then left the meeting, and the Transaction Committee reviewed the relationship letter provided by Qatalyst Partners on September 11, 2024, and noted that in the view of the Transaction Committee members, none of the specific disclosed information impaired the ability of Qatalyst Partners to provide financial advisory services to our company. In addition, each member of the Transaction Committee confirmed that he or she did not have any material relationships with Vista, Blackstone or Platinum Falcon.

On September 20, 2024, Qatalyst Partners provided the Board of Directors a further updated customary disclosure letter describing certain relationships between Qatalyst Partners, on the one hand, and our company, the Consortium, Platinum Falcon and other potential co-investors, on the other hand.

Also on September 20, 2024, Mr. Mader met with the CEO of Party I. During the meeting, Mr. Mader and the CEO of Party I discussed their respective businesses.

On September 22, 2024, representatives of Kirkland and STB delivered a revised draft of the Merger Agreement to Fenwick, which, among other things, accepted our company’s proposal that the reverse termination fee would be payable if a breach by Parent was the primary cause of a failure of the conditions to the Merger to be satisfied.

On September 23, 2024, the Board of Directors held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners were present. The representatives of Qatalyst Partners presented Qatalyst Partners’ financial analysis of the Merger and confirmed that Qatalyst Partners would be prepared to deliver an opinion, based on the financial analyses presented at the meeting, that, as of the date of such opinion, the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of our common stock (other than Parent, Merger Sub and their respective affiliates) would be fair, from a financial point of view, to such holders, if and when requested by the Board of Directors prior to the execution of the Merger Agreement. Representatives of Fenwick then reviewed with the Board of Directors its fiduciary duties under Washington law, and the terms of the Merger Agreement, the Support Agreement and the other related transaction documents. The representatives of Qatalyst Partners then left the meeting, and the Transaction Committee reviewed the relationship letter provided by Qatalyst Partners on September 20, 2024, and noted that in the view of the Transaction Committee members, none of the specific disclosed information impaired the ability of Qatalyst Partners to provide financial advisory services to our company.

Later that evening, representatives of Fenwick, Kirkland and STB finalized negotiations of the Merger Agreement, disclosure letter, Equity Commitment Letter, Limited Guaranty, Support Agreement and related transaction documents, and the Consortium delivered a finalized version of the debt financing commitment. The Board of Directors was furnished with final copies of such documents.

Early in the morning on September 24, 2024, the Board of Directors held a meeting at which members of our senior management and representatives of Fenwick and Qatalyst Partners were present. Representatives of Qatalyst Partners informed the Board of Directors that there had been no material change in any of the financial analyses previously provided by Qatalyst Partners at the September 23, 2024 meeting of the Board of Directors. Qatalyst Partners then rendered to the Board of Directors its oral opinion, subsequently confirmed in writing, that, as of September 24, 2024 and based upon and subject to the various assumptions, qualifications, limitations and other matters set forth in such written opinion, the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of our common stock (other than Parent, Merger Sub and their respective affiliates), was fair, from a financial point of view, to such holders. For more information about Qatalyst Partners’ opinion, see below under the section captioned “The Merger — Opinion of Smartsheet’s Financial Advisor.” The Board of Directors then unanimously (i) determined that it was in the best interests of our company and our shareholders, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, with our company surviving the Merger as a wholly owned Subsidiary of Parent, in accordance with the WBCA, (iii) resolved to recommend that the shareholders of our company approve the Merger Agreement and (iv) directed that the Merger Agreement be submitted to the shareholders of our company at the Company Shareholder Meeting for their approval.

Later that morning, we and affiliates of each Buyer executed the Merger Agreement and the related transaction documents. Before the opening of trading on NYSE, we issued a press release announcing our entry into the Merger Agreement.

The “Go-Shop” Period.

Beginning on September 24, 2024, representatives of Qatalyst Partners reached out to 41 parties, including 23 financial sponsors and 18 strategic parties, to invite such parties to participate in our go-shop process.

Recommendation of the Board of Directors and Reasons for the Merger
Recommendation of the Board of Directors
The Board of Directors has unanimously (i) determined that it is in the best interests of Smartsheet and the shareholders of Smartsheet, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery, and performance of the Merger Agreement and the consummation of the Transactions, including the Merger, with Smartsheet surviving as a wholly owned subsidiary of Parent, in accordance with the WBCA; (iii) resolved to recommend that Smartsheet’s shareholders approve the Merger Agreement; and (iv)

directed that the Merger Agreement be submitted to Smartsheet shareholders at the Company Shareholders’ Meeting for their approval.
The Board of Directors unanimously recommends that you vote (i) “FOR” the Merger Proposal, (ii) “FOR” the Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Reasons for the Merger
In reaching their decision to approve the Merger Agreement, and in recommending that Smartsheet’s shareholders vote in favor of the adoption of the Merger Agreement, the Board of Directors considered numerous positive factors relating to the Merger Agreement, the Merger, and the other Transactions, including the following material factors (which factors are not necessarily exhaustive or presented in order of relative importance):
•Certainty of Value. The Board of Directors considered the fact that the Merger Consideration is all cash, and therefore provides Smartsheet shareholders with immediate liquidity and certainty of value, while avoiding the long-term business and execution risks of retaining their shares of Smartsheet’s common stock.
•Business, Financial Condition and Prospects. The Board of Directors considered Smartsheet’s current, historical and prospective financial condition and results of operations, competitive position, business and prospects, including certain long-term financial projections for Smartsheet prepared by members of its senior management and which the Board of Directors reviewed (discussed in the section of this proxy statement captioned “—Background of the Merger” and “—Certain Financial Projections”).
•Risks of Continuing as a Stand-Alone Company. The Board of Directors considered the risks of continuing to execute our stand-alone plan as an independent company, including (i) the risks that our shareholders may not see the benefit of changes to our recently announced pricing and packaging model, or that such benefits may be delayed, (ii) the risks of successfully executing our go-to-market strategy, (iii) recent changes in our executive leadership, (iv) increasing competition from both existing competitors and potential entry by large, well-capitalized technology platforms, (v) the risks associated with sustained low levels of per seat spending within our customer base, (vi) the implications for future revenue growth of recent trends in key metrics, including decreasing upsell activity, increasing downsell activity, and declining net bookings, and (vii) the other risk factors to Smartsheet’s business and prospects as set forth in Smartsheet’s Quarterly Report on Form 10-Q filed with the SEC on September 6, 2024.
•Attractive Value. The Board of Directors considered the fact that the Merger Consideration represented compelling risk-adjusted value for the shares of Smartsheet common stock and believed that the Merger Consideration represented the best value reasonably available for Smartsheet shareholders, including compared to Smartsheet continuing to operate as a stand-alone company.
•Implied Premium. The Board of Directors considered the current and historical market prices, volatility and trading information with respect to shares of Smartsheet common stock, including the fact that the Merger Consideration of $56.50 per share represented a premium of approximately (i) 25% to the closing price of Smartsheet stock on the Unaffected Date, and (ii) 41% to the volume weighted average closing price of Smartsheet stock for the 90 trading days ending on the Unaffected Date.
•Interactions with a Broad Range of Potentially Interested Counterparties. The Board of Directors also considered that, at the direction of the Board of Directors and its Transaction Committee, Smartsheet had engaged in discussions with nine other counterparties including (i) three additional financial sponsors and one strategic party that the Board of Directors believed were likely to have an interest in an acquisition of our company and would most likely have the ability to consummate a transaction of this size and nature, and (ii) four additional financial sponsors and one strategic party that expressed interest in exploring a potential acquisition of our company after the publication of an article on July 17, 2024 that we had attracted acquisition interest from buyout firms. No potentially interested counterparty other than the

Consortium submitted an offer and, of the three other parties that provided their views of valuation, each of them indicated that they would not be able to support an offer at a premium to our company’s then-current stock price ($48.40, $48.29 and $44.64 per share at the time of the indications from Party A, Party B and Party G, respectively).
•Negotiation Process. The Board of Directors considered the fact that the terms of the Merger were the result of robust, arm’s length negotiations conducted by Smartsheet at the direction of the Board of Directors and its Transaction Committee, and with the assistance of independent financial advisors and outside legal counsel. The Board of Directors believed that the Merger Consideration of $56.50 per share in cash represented the best value that Smartsheet could reasonably obtain from the Consortium for the shares of Smartsheet common stock, taking into account (i) the Consortium’s statements, including that this price was the Consortium’s best and final offer; (ii) the Board of Directors’ assessment, after consultation with its financial advisor, that other parties did not have the interest in, or capability to, acquire Smartsheet at a higher price,; and (iii) the Board of Directors’ familiarity with the business, operations, prospects, business strategy, assets, liabilities, and general financial condition of Smartsheet on a historical and prospective basis and its assessment of associated risks, including execution risks with respect to Smartsheet’s business plan and growth targets. The Board of Directors believed, after consultation with representatives of Qatalyst Partners, that further negotiations would have created a risk of causing Blackstone and Vista Equity Partners to abandon the Transactions altogether or materially delaying the entry into definitive transaction agreements with respect to the Transactions, that it was unlikely that any other potential acquiror would be willing and able to acquire Smartsheet at a price in excess of the Merger Consideration even if Smartsheet were to conduct additional outreach, and that it was unlikely that any other potential counterparties would be willing and able to consummate a transaction with Smartsheet that the Board of Directors would view as more value-maximizing for Smartsheet’s shareholders than the Transactions.
•Strategic Alternatives. The Board of Directors considered the risks and potential benefits associated with other strategic alternatives and the potential for shareholder value creation associated with those alternatives, including a sale to another potential counterparty or the continuation of Smartsheet’s business plan as an independent public company. After a thorough review of strategic alternatives and discussions with management and Smartsheet’s financial and legal advisors, the Board of Directors determined that the Merger Consideration is more favorable to Smartsheet shareholders than the potential value that might result from other available strategic options.
•Go-Shop Rights. The Board of Directors also considered that the fact the Merger Agreement provides for the right, prior to 11:59 p.m., Pacific Time, November 8, 2024, to solicit Alternative Acquisition Proposals from, and participate in discussions and negotiations with, third parties regarding Alternative Acquisition Proposals (other than No-Shop Parties).
•Fairness Opinion of Qatalyst Partners. The oral opinion of Qatalyst Partners, subsequently confirmed in writing, delivered to the Board of Directors stating that as of September 24, 2024, based upon and subject to the various assumptions, qualifications, limitations, and other matters set forth in the opinion, the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of Smartsheet’s common stock was fair, from a financial point of view to such shareholders, as more fully described below under the caption “—Opinion of Smartsheet’s Financial Advisor.”
•Timing and Likelihood of Consummation. The Board of Directors considered the timing and likelihood that the Merger would be consummated based on, among other things (not in any relative order of importance):
◦The fact that Parent and Merger Sub obtained committed equity and debt financing commitments for the Transactions;
◦The limited conditions to Parent’s obligation to consummate the Merger as provided by the Merger Agreement, including the absence of a financing condition;

◦The absence of anticipated substantive issues expected in connection with the required regulatory approvals and the meaningful obligation of Parent to obtain such regulatory approvals;
◦Smartsheet’s entitlement, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letters, to specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letters and to specific performance to prevent breaches of the Merger Agreement, Equity Commitment Letters and the Limited Guaranties and enforce specifically the terms of the Merger Agreement; and
◦The business reputation, capabilities and financial condition of each of Blackstone and Vista Equity Partners.
•Other Terms of the Merger Agreement. The Board of Directors considered other terms of the Merger Agreement, as more fully described under the section of this proxy statement captioned “The Merger Agreement,” including:
◦The ability of the Board of Directors to furnish information to, and conduct negotiations with, third parties in certain circumstances, to terminate the Merger Agreement to accept a Superior Proposal upon payment of a termination fee of $125,000,000, if such termination occurs prior to the No-Shop Date and the Superior Proposal is not made by a No-Shop Party, or $250,000,000, to accept a Superior Proposal after the No-Shop Date or from a No-Shop Party, which the Board of Directors believed was reasonable under the circumstances.
◦The remedies available to Smartsheet under the Merger Agreement including the rights of Smartsheet to specific performance and, in the event the Merger is not consummated, monetary damages, and the fact that the Merger Agreement and the Limited Guaranties provide that each of Blackstone, Vista Equity Partners, and Platinum Falcon could be liable for their pro rata portion of damages for breaches under the Merger Agreement, Equity Commitment Letters and Limited Guaranties up to the Parent Liability Limit.
◦The requirement that, in the event of a failure of the Merger to be consummated under certain circumstances, Parent will pay Smartsheet a termination fee of $500,000,000, and the obligation of each Equity Investor under its respective Limited Guaranty to fund its pro rata share of such amount.
◦The scope of the representations, warranties, and covenants being made by Smartsheet and Parent.
◦The terms of the Merger Agreement provide Smartsheet with sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Merger or the termination of the Merger Agreement.
•Dissenters’ Rights. The Board of Directors considered the fact that shareholders who do not vote for the approval of the merger agreement and who follow certain prescribed procedures will have the right to dissent from the merger and demand appraisal of the fair value of their shares under the WBCA. For more information on dissenters’ rights, please see the section of this proxy statement captioned “—Dissenters’ Rights.”
•Opportunity of Our Shareholders to Vote; Rights to Adjourn or Postpone to Solicit Additional Proxies. The Board of Directors considered the fact that the Merger would be subject to the approval of our shareholders, and that our shareholders would be free to evaluate the Merger and vote for or against the approval of the Merger Proposal at the Company Shareholders’ Meeting. In addition, the Board of Directors considered the fact that Smartsheet could require the adjournment or postponement of the Company Shareholders’ Meeting, upon the terms and subject to the conditions specified in the Merger Agreement, for the absence of a quorum at the Company Shareholders’ Meeting, or to allow additional solicitation of votes in order to obtain the adoption of the Merger Agreement by holders representing at least a majority of the outstanding shares of our common stock entitled to vote thereon.
In the course of reaching the determinations and decisions and making the recommendation described above, the Board of Directors, in consultation with Smartsheet’s senior management, outside legal counsel, and financial advisors, also considered the risks and potentially negative factors relating to the Merger Agreement, the Merger, and the other Transactions, including the following material factors (which factors are not necessarily exhaustive or presented in order of relative importance):
•No Ongoing Equity Interest in Smartsheet. The Board of Directors considered the fact that Smartsheet’s public shareholders will have no ongoing equity interest in the Surviving Corporation following the Merger, meaning that Smartsheet’s shareholders will cease to participate in Smartsheet’s potential future earnings or growth and will not benefit from any future increase in the value of Smartsheet following completion of the Merger.
•The Termination Fee. The Board of Directors considered the fact that Smartsheet may be required to pay a termination fee of $250,000,000 to Parent if the Merger Agreement is terminated under certain circumstances, provided that a lower fee of $125,000,000 will apply with respect to a termination by Smartsheet during the Go-Shop Period to enter into a Superior Proposal (unless such Superior Proposal was made by a No-Shop Party).
•Effect of Announcement. The Board of Directors considered the potential effect of the public announcement of the Transactions on Smartsheet’s employees, operations, and business partners and stock price, as well as its ability to attract and retain key personnel while the Merger is pending.
•Interim Operating Covenants. The Board of Directors considered the fact that the Merger Agreement imposes restrictions on the conduct of Smartsheet’s business prior to the consummation of the Merger, requiring Smartsheet to conduct its business according to its ordinary course of business consistent with past practice and refrain from taking certain specified actions without Parent’s prior written consent. The Board of Directors considered that such restrictions may potentially delay or prevent Smartsheet from pursuing business strategies or opportunities that may arise while the Merger is pending.
•Risks That the Merger May Not Be Approved by Our Shareholders. The Board of Directors considered the possibility that the Merger Proposal will not be approved by Smartsheet’s shareholders.
•Risks That the Merger Might Be Delayed or Not Be Completed at All. The Board of Directors considered the fact that there can be no assurance that all conditions to the parties’ obligations under the Merger Agreement will be satisfied on a timely basis or at all. Furthermore, the Board of Directors considered the risks and costs to Smartsheet if the Merger is not consummated in the anticipated timeframe or at all, including the diversion of Smartsheet’s management and employees’ attention; potential employee attrition; the potential effect on vendors, partners, users and others that do business with Smartsheet; and the potential effect on the trading price of the shares of Smartsheet’s common stock.
•Transaction Costs. The Board of Directors considered the fact that significant costs have been and will continue to be incurred in connection with negotiating and entering into the Merger Agreement and completing the Merger, and that substantial time and effort of Smartsheet’s management and certain other key employees will be required, potentially resulting in disruptions to the operation of Smartsheet’s business. If the Merger is not consummated, Smartsheet will be required to pay its own expenses associated with the Merger Agreement, and the resulting public announcement of the termination of the Merger Agreement could affect the trading price of Smartsheet’s common stock.
•Potential Conflicts of Interest. The Board of Directors considered the potential conflicts of interest created by the fact that Smartsheet’s executive officers and directors may have interests in the Merger that may be different from or in addition to those of other shareholders, as described in the section of this proxy statement captioned “—Interests of Smartsheet’s Directors and Executive Officers in the Merger.”
•Regulatory Approval and Risks of Pending Actions. The Board of Directors considered the fact that the completion of the Merger requires certain regulatory clearances, which could subject the Merger to unforeseen delays and risk.
•Cap on Parent Liability. The Merger Agreement provides that the maximum aggregate liability of Parent for breaches under the Merger Agreement will not exceed, in the aggregate for all such breaches, the Parent Liability Limit.
•Tax Treatment. The Board of Directors considered the fact that the receipt of cash by our shareholders in exchange for our common stock as a result of the Merger generally will be taxable to our shareholders for U.S. federal income tax purposes (as further described in the section of this proxy statement captioned “—U.S. Federal Income Tax Considerations of the Merger”).
The Board of Directors believed that, overall, the potential benefits of the Merger to Smartsheet’s shareholders substantially outweighed the risks and uncertainties of the Merger.
The foregoing discussion of factors considered by the Board of Directors contains the material factors considered by the Board of Directors, but is not in any way intended to be exhaustive. In light of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Each member of the Board of Directors applied his or her own business judgment to the process and may have given different weight to different factors. The Board of Directors did not undertake to make any specific determination as to whether any factor or any particular aspect of a factor supported or did not support its ultimate determination. Rather, the Board of Directors based its recommendation on the totality of the information presented.
Opinion of Qatalyst Partners LP
Smartsheet retained Qatalyst Partners to act as financial advisor to Smartsheet in connection with a potential transaction such as the merger and to evaluate whether the per share price of $56.50 to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of Smartsheet common stock (other than Parent, Merger Sub, and their respective affiliates) was fair, from a financial point of view, to such Smartsheet shareholders. Smartsheet selected Qatalyst Partners to act as Smartsheet’s financial advisor based on Qatalyst Partners’ extensive expertise, knowledge of the industry in which Smartsheet operates, and experience advising technology companies in connection with potential strategic transactions. Qatalyst Partners has provided its written consent to the reproduction of its opinion in this proxy statement. At the meeting of the Board of Directors on September 24, 2024, Qatalyst Partners rendered to the Board of Directors its oral opinion, subsequently confirmed in writing, to the effect that, as of September 24, 2024, and based upon and subject to the various assumptions, qualifications, limitations, and other matters set forth therein, the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Smartsheet shareholders (other than Parent, Merger Sub, and their respective affiliates) was fair, from a financial point of view, to such holders.
The full text of Qatalyst Partners’ written opinion, dated September 24, 2024, is attached to this proxy statement as Annex C and is incorporated herein by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. Smartsheet shareholders should read the opinion carefully in its entirety. Qatalyst Partners’ opinion was provided to the Board of Directors and addresses only, based upon and subject to the various other assumptions, qualifications, limitations and other matters set forth therein, the fairness, from a financial point of view, of the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Smartsheet shareholders (other than Parent, Merger Sub, and their respective affiliates), and it does not address any other aspect of the Merger. It does not constitute a recommendation as to how any Smartsheet shareholder should vote with respect to the merger or any other matter and does not in any manner address the price at which Smartsheet common stock will trade at any time. The summary of Qatalyst Partners’ opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached to this proxy statement as Annex C.
In arriving at its opinion, Qatalyst Partners reviewed a draft of the Merger Agreement, certain related documents and certain publicly available financial statements, and other business and financial information of Smartsheet. Qatalyst Partners also reviewed the Financial Projections (as defined in the section of this proxy statement captioned “—Background of the Merger”) which were prepared by the management of Smartsheet at the direction of the Board of Directors and approved by the Board of Directors for use by Qatalyst Partners. Additionally, Qatalyst Partners discussed the past and current operations and financial condition and the prospects of Smartsheet with senior management of Smartsheet. Qatalyst Partners also reviewed the historical market prices and trading activity for the Class A common stock, and compared the financial performance of Smartsheet and the prices and trading activity of its Class A common stock with that of certain other selected publicly traded companies and their securities. In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information, and considered such other factors as Qatalyst Partners deemed appropriate.
In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied, or otherwise made available to, or discussed with, Qatalyst Partners by Smartsheet. With respect to the Financial Projections, Qatalyst Partners was advised by Smartsheet management, and Qatalyst Partners assumed based on discussions with Smartsheet management and the Board of Directors, that the Financial Projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of Smartsheet management of the future financial performance of Smartsheet and other matters covered thereby. Qatalyst Partners assumed that the terms of the draft Merger Agreement reviewed by Qatalyst Partners would not differ materially from the final executed merger agreement, and that the merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver, or delay. In addition, Qatalyst Partners assumed that in connection with the receipt of all the necessary approvals of the merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Smartsheet or the contemplated benefits expected to be derived in the merger. Qatalyst Partners did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Smartsheet or its affiliates, nor was Qatalyst Partners furnished with any such evaluation or appraisal. In addition, Qatalyst Partners relied upon, without independent verification, the assessment of Smartsheet management as to the existing and future technology and products of Smartsheet and the risks associated with such technology and products. Qatalyst Partners’ opinion has been approved by its opinion committee in accordance with its customary practice.
Qatalyst Partners’ opinion is necessarily based on financial, economic, market, and other conditions as in effect on, and the information made available to it as of, September 24, 2024. Events occurring after September 24, 2024, may affect Qatalyst Partners’ opinion and the assumptions used in preparing it, and Qatalyst Partners has not been asked and has not assumed any obligation to update, revise, or reaffirm its opinion. Qatalyst Partners’ opinion does not address the underlying business decision of Smartsheet to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Smartsheet. Qatalyst Partners’ opinion is limited to the fairness, from a financial point of view, of the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Smartsheet shareholders (other than Parent, Merger Sub, and their respective affiliates), and Qatalyst Partners expressed no opinion with respect to the fairness of (i) the amount or nature of the compensation to any of the officers, directors, or employees of Smartsheet or any of its affiliates, or any class of such persons, relative to such consideration; (ii) the allocation of the aggregate consideration to be paid to holders between the holders of Class A common stock and the holders of Class B common stock; or (iii) the voting rights associated with the Class B common stock or any governance or other rights of the holders thereof (and Qatalyst Partners has not taken any such rights into account in its analysis).

The following is a summary of the material analyses performed by Qatalyst Partners in connection with its opinion dated September 24, 2024. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners’ opinion. For purposes of its analyses, Qatalyst Partners utilized, among other things, the Financial Projections, described in the section of this proxy statement captioned “—Certain Financial Projections.” Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners’ financial analyses.
Discounted Cash Flow Analysis
Qatalyst Partners performed an illustrative discounted cash flow analysis, which is designed to imply a range of potential per-share present values for our common stock as of July 31, 2024 (which is the end of Smartsheet’s most recent completed fiscal quarter and most recent publicly available balance sheet date), using mid-period convention, by:
•adding:
◦the implied net present value of the estimated future unlevered free cash flows (which we refer to as the “UFCF”) of Smartsheet, based on the Financial Projections for the third quarter of fiscal year 2025 through fiscal year 2035 as set forth in the Financial Projections table in the section below captioned “—Certain Financial Projections” (which implied present value was calculated using a range of discount rates of 11.5% to 13.0%), based on an estimated weighted average cost of capital for Smartsheet (utilizing the capital asset pricing model and inputs based on Qatalyst Partners’ professional judgment);
◦the implied net present value of a corresponding terminal value of Smartsheet, calculated by applying to Smartsheet’s estimated UFCF in fiscal year 2035, based on the Financial Projections, a perpetuity growth rate range of 2.5% to 4.5% (which was chosen based on Qatalyst Partners’ professional judgment and experience), and discounted to present value using the same range of discount rates used in the first bullet above;
◦net cash of approximately $706 million as of July 31, 2024, as disclosed in the Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2024, filed with the SEC by Smartsheet on September 6, 2024; and
◦dividing the resulting amount by the number of fully diluted shares of our common stock outstanding (calculated using the treasury stock method); and taking into account outstanding restricted stock units and performance share units and in-the-money stock options, as of September 19, 2024, all as provided by Smartsheet management, with each of the above-referenced estimated future UFCFs and terminal values having also been adjusted for the degree of estimated dilution to current stockholders through each respective applicable period (which totaled approximately 34 percent in the case of the terminal value) due to the estimated net effects of equity issuances and cancelations related to future equity compensation, based on estimates of future dilution provided by Smartsheet management.
Based on the calculations set forth above, this analysis implied a range of values for our common stock of approximately $47.80 to $65.31 per share.

Selected Companies Analysis
Qatalyst Partners reviewed and compared selected financial information and public market multiples for Smartsheet with publicly available financial information and public market multiples for selected companies. The companies used in this comparison were those companies listed below, which were selected by Qatalyst Partners in its professional judgment based on factors including that they are publicly traded companies in similar lines of business to Smartsheet, have a similar business model, have similar financial performance, or have other relevant or similar characteristics.
Based upon third-party research analyst consensus estimates as of September 23, 2024 (which we refer to as the “Analyst Projections”) and using the closing prices as of September 23, 2024, for shares of the selected companies, Qatalyst Partners calculated, among other things, the fully diluted enterprise value divided by the estimated consensus revenue for calendar year 2025 (which we refer to as the “CY2025E Revenue Multiples”) for each of the selected companies as well as the fully diluted equity value divided by the consensus levered free cash flow (which we refer to as the “LFCF”) for calendar year 2025 (which we refer to as the “CY2025E LFCF Multiples”) for each of the selected companies.
The companies used in this comparison are listed below:

Selected Software	CY2025E Revenue Multiple	CY2025E LFCF Multiple
Workday, Inc.	6.7x	27.1x
monday.com Ltd.	11.1x	48.1x
Okta, Inc.	4.5x	20.6x
Paycom Software, Inc.	4.6x	26.9x
UiPath, Inc.	3.7x	21.3x
BILL Holdings, Inc.	3.4x	24.1x
Workiva Inc.	5.5x	42.2x
Freshworks Inc.	3.2x	23.3x
Asana, Inc.	3.3x	–
Five9, Inc.	2.0x	14.7x
PagerDuty, Inc.	3.4x	18.4x
Sprout Social, Inc.	3.6x	34.4x
*Multiples greater than 75.0x, negative or not publicly available marked as “–.”
Selected Productivity Software	CY2025E Revenue Multiple	CY2025E LFCF Multiple
Salesforce, Inc.	6.1x	19.5x
Atlassian Corporation	7.7x	28.6x
Zoom Video Communications, Inc.	3.2x	14.4x
DocuSign, Inc.	4.1x	14.4x
Dropbox, Inc.	3.7x	9.9x
Box, Inc.	4.9x	16.0x
Based on an analysis of the CY2025E Revenue Multiples for the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative multiple range of 3.5x to 6.0x. Qatalyst Partners then applied this range to each of Smartsheet’s estimated revenue projections for fiscal year 2026: $1,318 million based on the Financial Projections, and $1,285 million based on the Analyst Projections. Based on the fully diluted shares of our common stock outstanding as of September 19, 2024 (calculated utilizing the same methodology as used in the section of this proxy statement captioned “— Discounted Cash Flow Analysis”) as provided by

Smartsheet management, this analysis implied a range of values for our common stock of approximately $36.05 to $58.26 per share based on the Financial Projections, and approximately $35.28 to $56.94 per share based on the Analyst Projections. For purposes of this analysis, Qatalyst Partners used Smartsheet’s fiscal year ending January 31, 2026, as a proxy for calendar year 2025.
Based on the analysis of the CY2025E LFCF Multiples for the selected companies and the application of its professional judgment, Qatalyst Partners selected a representative range of 18.0x to 27.0x. Qatalyst Partners then applied this range to each of Smartsheet’s estimated LFCF for fiscal year 2026: $324 million based on the Financial Projections, and $295 million based on the Analyst Projections. Based on the number of fully diluted shares of our common stock outstanding as of September 19, 2024 (calculated utilizing the same methodology as used in the section of this proxy statement captioned “— Discounted Cash Flow Analysis”) as provided by Smartsheet management, this analysis implied a range of values for our common stock of approximately $39.56 to $59.23 based on the Financial Projections and approximately $35.94 to $53.81 based on the Analyst Projections. For purposes of this analysis, Qatalyst Partners used Smartsheet’s fiscal year ending January 31, 2026, as a proxy for calendar year 2025.
No company included in the selected companies analysis is identical to Smartsheet. In evaluating the selected companies, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market, and financial conditions and other matters. Many of these matters are beyond the control of Smartsheet, such as the impact of competition on Smartsheet’s business and the industry in general, industry growth and the absence of any material adverse change in Smartsheet’s financial condition and prospects, or the industry or in the financial markets in general. Individual multiples or mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected company data.
Selected Transactions Analysis
Qatalyst Partners compared 69 selected public company transactions, including transactions involving companies participating in similar lines of business to Smartsheet or with similar business models, similar financial performance, or other relevant or similar characteristics based on Qatalyst Partners’ experience and professional judgment.
For each of the selected transactions listed below, Qatalyst Partners reviewed, among other things, (i) the implied fully diluted enterprise value of the target company as a multiple of Analyst Projections of the next-12-months’ revenue of such target company (which we refer to as the “NTM Revenue Multiples”); (ii) the implied fully diluted enterprise value of the target company as a multiple of Analyst Projections of the next-12-months’ earnings before interest, taxes, depreciation, and amortization (which we refer to as “EBITDA”) of such target company (which we refer to as the “NTM EBITDA Multiples”); and (iii) the implied fully diluted equity value of the target company as a multiple of Analyst Projections of the next-12-months’ levered free cash flow of such target company (which we refer to as the “NTM LFCF Multiples”).

Announcement Date	Target	Acquiror	NTM Revenue Multiple	NTM EBITDA Multiple	NTM LFCF Multiple
09/09/2024	Squarespace, Inc.	Permira	5.6x	22.9x	23.2x
07/25/2024	Instructure Holdings, Inc.	KKR	6.9x	16.9x	20.1x
06/07/2024	PowerSchool Holdings, Inc.	Bain Capital	7.2x	21.0x	28.2x
06/05/2024	WalkMe Ltd.	SAP SE	4.0x	68.2x	51.4x
04/26/2024	Darktrace plc	Thoma Bravo	6.3x	26.9x	36.5x
04/24/2024	HashiCorp, Inc.	International Business Machines Corporation	9.9x	–	–
04/08/2024	Model N, Inc.	Vista Equity Partners	4.8x	24.5x	25.8x

03/01/2024	Everbridge, Inc.	Thoma Bravo	3.9x	17.5x	22.9x
12/18/2023	Alteryx, Inc.	Clearlake Capital and Insight Partners	4.2x	27.2x	74.7x
10/23/2023	EngageSmart, Inc.	Vista Equity Partners	8.8x	47.6x	70.5x
09/21/2023	Splunk Inc.	Cisco Systems, Inc.	7.1x	30.9x	29.3x
07/31/2023	New Relic, Inc.	Francisco Partners and TPG	5.8x	30.4x	48.1x
05/04/2023	Software AG	Silver Lake	2.6x	14.4x	37.5x
03/14/2023	Cvent Holding Corp.	Blackstone	6.5x	34.1x	58.6x
03/13/2023	Momentive Global Inc.	STG Partners, LLC	3.0x	16.0x	17.0x
03/13/2023	Qualtrics International Inc.	Silver Lake & CPPIB	7.1x	50.2x	–
02/09/2023	Sumo Logic, Inc.	Francisco Partners	4.2x	–	–
01/09/2023	Duck Creek Technologies, Inc.	Vista Equity Partners	7.0x	–	–
12/12/2022	Coupa Software Incorporated	Thoma Bravo	8.4x	37.5x	39.3x
10/27/2022	UserTesting, Inc.	Thoma Bravo	5.3x	–	–
10/11/2022	ForgeRock, Inc.	Thoma Bravo	8.4x	–	–
09/28/2022	BTRS Holdings Inc.	EQT	7.9x	–	–
08/08/2022	Avalara, Inc.	Vista Equity Partners	8.8x	–	–
08/03/2022	Ping Identity Holding Corp.	Thoma Bravo	8.0x	–	–
06/24/2022	Zendesk, Inc.	H&F & Permira	5.4x	48.7x	46.0x
06/06/2022	Anaplan, Inc.	Thoma Bravo	12.8x	–	–
05/04/2022	Black Knight, Inc.	Intercontinental Exchange, Inc.	9.7x	19.7x	28.2x
04/11/2022	Datto Holding Corp.	Kaseya & Insight	8.3x	36.0x	–
04/11/2022	SailPoint Technologies Holdings, Inc.	Thoma Bravo	13.3x	–	–
12/07/2021	Mimecast Limited	Permira	8.8x	32.1x	40.6x
08/19/2021	Inovalon Holdings, Inc.	Nordic Capital	8.8x	25.0x	41.5x
08/05/2021	Cornerstone OnDemand, Inc.	Clearlake Capital Group, L.P.	5.9x	18.8x	18.4x
07/26/2021	Medallia, Inc.	Thoma Bravo	10.8x	–	–
06/28/2021	QAD Inc.	Thoma Bravo	5.3x	50.6x	70.8x
04/26/2021	Proofpoint, Inc.	Thoma Bravo	9.4x	55.6x	59.0x
03/10/2021	Talend S.A.	Thoma Bravo	7.4x	–	–
03/08/2021	Pluralsight, Inc.	Vista Equity Partners	8.4x	–	–
12/21/2020	RealPage, Inc.	Thoma Bravo	8.2x	28.9x	37.8x
12/01/2020	Slack Technologies, Inc.	Salesforce, Inc.	29.0x	–	–
12/17/2019	LogMeIn, Inc.	Francisco Partners	3.4x	10.7x	14.0
12/04/2019	Instructure, Inc.	Thoma Bravo	6.5x	–	–
06/12/2019	Medidata Solutions, Inc.	Dassault Systèmes SE	7.5x	31.0x	–
02/12/2019	Ellie Mae, Inc.	Thoma Bravo	6.8x	31.0x	–
02/04/2019	The Ultimate Software Group, Inc.	Investor Group	8.4x	34.5x	62.1x
12/24/2018	MINDBODY, Inc.	Vista Equity Partners	6.7x	–	–
12/23/2018	MYOB Group Limited	KKR	4.9x	12.1x	27.5x
11/11/2018	athenahealth, Inc.	Veritas Capital & Elliot Management Corporation	3.9x	13.8x	34.0x

11/11/2018	Apptio, Inc.	Vista Equity Partners	7.0x	–	–
10/15/2018	SendGrid, Inc.	Twilio Inc.	11.5x	–	–
01/29/2018	Callidus Software Inc.	SAP America, Inc.	8.3x	56.9x	–
12/17/2017	Aconex Limited	Oracle Corporation	8.1x	–	–
08/31/2016	Interactive Intelligence Group, Inc.	Genesys (Permira)	3.2x	39.0x	–
08/01/2016	Fleetmatics Group PLC	Verizon Communications Inc.	6.3x	18.4x	35.6x
07/28/2016	NetSuite Inc.	Oracle Corporation	9.1x	–	–
06/01/2016	Demandware, Inc.	Salesforce, Inc.	8.9x	–	–
05/31/2016	Marketo, Inc.	Vista Equity Partners	5.9x	–	–
05/18/2016	inContact, Inc.	NICE-Systems Ltd.	3.6x	45.1x	–
04/18/2016	Cvent, Inc.	Vista Equity Partners	6.5x	52.5x	–
11/02/2015	Constant Contact, Inc.	Endurance International Group Holdings, Inc.	2.3x	11.3x	24.2x
06/15/2015	Dealertrack Technologies, Inc.	Cox Automotive, Inc.	4.1x	19.4x	20.0x
09/18/2014	Concur Technologies, Inc.	SAP America, Inc.	10.2x	62.0x	–
12/20/2013	Responsys, Inc.	Oracle Corporation	6.9x	58.0x	–
06/04/2013	ExactTarget, Inc.	Salesforce, Inc.	6.5x	–	–
08/27/2012	Kenexa Corporation	International Business Machines Corporation	3.3x	18.8x	26.8x
05/22/2012	Ariba, Inc.	SAP America, Inc.	7.8x	32.4x	48.9x
02/09/2012	Taleo Corporation	Oracle Corporation	5.3x	26.6x	46.1x
12/03/2011	SuccessFactors, Inc.	SAP America, Inc.	8.7x	–	–
10/24/2011	RightNow Technologies, Inc.	Oracle Corporation	6.2x	31.8x	64.4x
07/01/2011	Blackboard Inc.	Providence Equity Partners, L.L.C	3.2x	12.6x	16.2x
___________
*Multiples greater than 75.0x, negative or not publicly available marked as “—.”
Based on an analysis of the NTM Revenue Multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 5.0x to 7.0x and then applied this range to Smartsheet’s estimated next-12-months’ revenue (calculated as the 12-month period ending July 31, 2025) based on the Analyst Projections. Based on the fully diluted shares of our common stock outstanding as of September 19, 2024 (calculated utilizing the same methodology as used in the section of this proxy statement captioned “—Discounted Cash Flow Analysis”), as provided by Smartsheet management, this analysis implied a range of values for our common stock of approximately $45.38 to $61.54 per share.
Based on an analysis of the NTM EBITDA multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative multiple range of 27.0x to 38.0x and then applied this range to Smartsheet’s estimated next-12-months’ EBITDA (calculated as the 12-month period ending July 31, 2025) based on the Analyst Projections. Based on the same fully diluted share count as used in the immediately preceding paragraph, this analysis implied a range of values for our common stock of approximately $44.72 to $60.91 per share.
Based on an analysis of the NTM LFCF multiples for the selected transactions and its professional judgment, Qatalyst Partners selected a representative range of 25.0x to 38.0x and then applied this range to Smartsheet’s estimated next-12-months’ LFCF (calculated as the 12-month period ending July 31, 2025) based on the Analyst

Projections. Based on the same fully diluted share count as used in the immediately preceding paragraph, this analysis implied a range of values for our common stock of approximately $45.52 to $69.06 per share.
No company or transaction utilized in the selected transactions analysis is identical to Smartsheet or the Merger. In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters, many of which are beyond Smartsheet’s control, such as the impact of competition on Smartsheet’s business or the industry generally, industry growth, and the absence of any material adverse change in Smartsheet’s financial condition and prospects or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Individual multiples or mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected transactional data. Because of the unique circumstances of each of these transactions and the Merger, Qatalyst Partners cautions against placing undue reliance on this information.
Miscellaneous
In connection with the review of the Merger by the Board of Directors, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description. In arriving at its opinion, Qatalyst Partners considered the results of all its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners’ view of the actual value of Smartsheet. In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions, and other matters, many of which are beyond the control of Smartsheet. Any estimates contained in Qatalyst Partners’ analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Smartsheet shareholders (other than Parent, Merger Sub, and their respective affiliates), to such holders. These analyses do not purport to be appraisals or to reflect the price at which Smartsheet common stock might actually trade at any time.
Qatalyst Partners’ opinion and its presentation to the Board of Directors was one of many factors considered by the Board of Directors in deciding to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board of Directors with respect to the per share price to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Smartsheet shareholders (other than Parent, Merger Sub, and their respective affiliates) or of whether the Board of Directors would have been willing to agree to different consideration. The per share price payable in the Merger was determined through arm’s-length negotiations between the Board of Directors and Parent and was approved by the Board of Directors. Qatalyst Partners provided advice to Smartsheet during these negotiations. Qatalyst Partners did not, however, recommend any specific consideration to Smartsheet or that any specific consideration constituted the only appropriate consideration for the Merger.
Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of Smartsheet, Parent, or certain of their respective affiliates.

During the two year period prior to the date of Qatalyst Partners’ opinion, no material relationship existed between Qatalyst Partners or any of its affiliates and Smartsheet, Parent, Blackstone, Vista Equity Partners, or Platinum Falcon, pursuant to which compensation was received by Qatalyst Partners or its affiliates, except that Qatalyst Partners has provided financial advisory services to (i) Cvent Inc., a then-majority-owned portfolio company of Vista Equity Partners, an affiliate of Parent, and received approximately $49 million in connection with such services, and (ii) Apptio Inc., a then-majority-owned portfolio company of Vista Equity Partners, an affiliate of Parent, and received approximately $7.5 million in connection with such services. Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to Smartsheet, Parent, Blackstone, Vista Equity Partners, Platinum Falcon, and their respective affiliates for which it would expect to receive compensation. The information regarding compensation received by and prior relationships of Qatalyst Partners disclosed in this section is based upon information provided to Smartsheet by Qatalyst Partners.
Under the terms of its engagement letter, Qatalyst Partners provided Smartsheet with financial advisory services in connection with the Merger for which it will be paid an aggregate amount currently estimated at approximately $88 million, subject to the closing of the Merger, $7 million of which was payable upon delivery of its opinion (regardless of the conclusion reached in the opinion), and $250,000 of which was payable upon execution of the engagement letter. Smartsheet has also agreed to reimburse Qatalyst Partners for its expenses incurred in performing its services. Smartsheet has also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents, and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under the federal securities laws, and certain expenses related to or arising out of Qatalyst Partners’ engagement.
Certain Financial Projections
Other than in connection with Smartsheet’s regular earnings press releases and related investor communications, Smartsheet’s management does not, as a matter of course, publicly disclose forecasts or internal projections as to future performance, or results of operations, earnings or other results, due to, among other things, the inherent difficulty and subjectivity of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. However, Smartsheet’s management prepared the Financial Projections at the request of the Board of Directors in connection with the Board of Directors’ review of the Transactions.
The Financial Projections are not being included in this proxy statement to influence any shareholder’s decision on how to vote with respect to the Merger Proposal, but instead are being included solely because the Financial Projections were provided to the Board of Directors to evaluate the transactions contemplated by the Merger Agreement and the other strategic alternatives considered by the Board of Directors, and were approved by the Board of Directors to be used by Qatalyst in connection with its financial analyses and opinion, as described in the section of this proxy statement captioned “— Opinion of Smartsheet’s Financial Advisor.”
Smartsheet is summarizing the Financial Projections in this proxy statement to provide our shareholders with access to certain non-public, unaudited, prospective financial information that was prepared for the Board of Directors for the purposes described above.
Cautionary Note About the Financial Projections
The Financial Projections, while necessarily presented with numerical specificity, were based on numerous variables and financial, operating and commercial assumptions, developed solely using the information available to Smartsheet’s management at the time, that were inherently uncertain and many of which were beyond Smartsheet’s control. Important factors that may affect actual results and cause the Financial Projections not to be achieved include the effect of uncertainties related to macroeconomic and geopolitical factors such as inflation, fluctuating interest rates, adverse developments that affect financial institutions or the financial services industry generally, increased volatility in the equity and debt capital markets, and the risk of expansion of regional conflicts on the U.S. and global markets; Smartsheet’s business, operations, and customers; the highly competitive nature of collaborative work management software and product introductions; promotional activity by Smartsheet’s competitors, and Smartsheet’s ability to differentiate its platform and applications; Smartsheet’s ability to introduce new and enhanced product offerings and the continued market adoption of its platform; Smartsheet’s ability to attract new customers and retain and expand sales to existing customers; Smartsheet’s ability to provide effective customer support; Smartsheet’s ability to expand its sales force to address effectively the new industries, geographies, and types of organizations it intends to target; Smartsheet’s ability to attract and retain qualified employees and key personnel; Smartsheet’s ability to protect and enhance its brand and intellectual property; and other risk factors set forth in Smartsheet’s most recent Quarterly Report on Form 10-Q filed with the SEC on September 6, 2024 and Smartsheet’s Annual Report on Form 10-K filed with the SEC on March 20, 2024. There can be no assurance of the size and growth potential of the markets for our products and planned products, our ability to serve those markets and the rate and degree of market acceptance of Smartsheet’s enhanced product offerings and the continued market adoption of its platform, and it is possible that other product offerings will be preferable. The Financial Projections also reflect assumptions as to certain business decisions that are subject to change. In addition, the Financial Projections do not take into account any circumstances or events occurring after the date that they were prepared, do not give effect to the Merger (including the announcement thereof), and may be affected by Smartsheet’s ability to achieve strategic goals, objectives and targets over the applicable period. As a result, there can be no assurance that the Financial Projections will be realized, and actual results may be materially better or worse than those contained in the Financial Projections.
Because the Financial Projections reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as multiple interpretations based on actual experience and business developments. The Financial Projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The Financial Projections are not, and should not be considered to be, a guarantee of future operating results. Further, the Financial Projections are not fact and should not be relied upon as being necessarily indicative of our future results.
In light of the foregoing factors and the uncertainties inherent in the Financial Projections, our shareholders are cautioned not to place undue, if any, reliance on the Financial Projections. The Financial Projections were not prepared with a view toward public disclosure. The inclusion of the Financial Projections in this proxy statement should not be regarded as an indication that Smartsheet or any of its affiliates, advisors, officers, directors or representatives considered or consider the Financial Projections to be predictive of actual future events, and the Financial Projections should not be relied upon as such or construed as financial guidance. Further, the inclusion of the Financial Projections in this proxy statement does not constitute an admission or representation by Smartsheet or any of its affiliates that the information presented is material. Smartsheet does not intend to make publicly available any update or other revision to the Financial Projections, except as otherwise required by law.
SMARTSHEET DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE NO LONGER APPROPRIATE.
Neither Smartsheet nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation or warranty to any of our shareholders or other person regarding the ultimate performance of Smartsheet compared to the information contained in the Financial Projections or that the Financial Projections will be achieved. Smartsheet makes and has made no representation to Parent or Merger Sub, in the Merger Agreement or otherwise, concerning the Financial Projections. The Financial Projections are subjective in many respects and are thus subject to interpretation. Please also refer to the section of this proxy statement captioned “Forward-Looking Statements.”
The Financial Projections were not prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Smartsheet may not be comparable to similarly titled amounts used by other companies. The financial measures included in the Financial Projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure were not provided to or relied upon by the Board of Directors or Qatalyst.
The Financial Projections included in this document have been prepared by, and are the responsibility of, Smartsheet’s management. The Financial Projections were prepared by, and are the responsibility of, Smartsheet management. Neither Smartsheet’s independent registered public accounting firm, Deloitte & Touche LLP, nor any other independent accountants have compiled, examined or performed any procedures with respect to the Financial Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Financial Projections. The report of Deloitte & Touche LLP incorporated by reference into this proxy statement relates solely to Smartsheet’s previously issued financial statements. It does not extend to the Financial Projections and should not be read to do so.
The following table presents a summary of the Financial Projections (in millions):

	Fiscal year ending January 31,
	Q3-Q4 2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
Revenue	$586	$1,318	$1,576	$1,890	$2,270	$2,707	$3,184	$3,680	$4,177	$4,660	$5,119
Non-GAAP Operating Income(1)	121	293	411	506	613	758	925	1,107	1,300	1,499	1,700
Unlevered Free Cash Flow(2)	144	293	364	465	566	689	831	984	1,144	1,305	1,469
___________
(1)Non-GAAP Operating Income, a non-GAAP financial measure, is calculated by starting with GAAP operating income (loss) and adjusting to exclude share-based compensation expense, amortization of acquisition-related intangible assets, and lease restructuring costs.
(2)Unlevered Free Cash Flow, a non-GAAP financial measure, is calculated as Non-GAAP Operating Income, subtracting the impact of cash taxes paid, and adding or subtracting (as applicable) the net impact of depreciation and amortization, capital expenditures and capitalized internal-use software development costs, and changes in net working capital.
Interests of Smartsheet’s Directors and Executive Officers in the Merger
When considering the recommendation of the Board of Directors that you vote to approve the Merger Proposal, you should be aware that our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of our shareholders generally, including as described below. The Board of Directors was aware of and considered these interests to the extent that they existed at the time, among other matters, in evaluating, negotiating and approving the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by Smartsheet’s shareholders.

Smartsheet’s executive officers at any time since February 1, 2023, the first day of Smartsheet’s 2024 fiscal year (referred to in this section as “executive officers”) are as follows:

Name	Position
Mark P. Mader	President, Chief Executive Officer and Director
Pete Godbole	Chief Financial Officer and Treasurer
Praerit Garg	President, Product & Innovation
Maxwell J. Long	President, Go-to-Market
Jolene Marshall	Chief Legal Officer and Secretary
Michael Arntz*	Former Chief Revenue Officer and Executive Vice President of Worldwide Field Operations
Andrew Bennett**	Former Chief Marketing Officer
Stephen Branstetter***	Former Chief Operating Officer
___________
*    Mr. Arntz resigned from his position, effective March 31, 2024, and served as an advisor through mid-May 2024.
**   Mr. Bennett resigned from his position, effective March 25, 2024.
*** Mr. Branstetter resigned from his position, effective September 18, 2024 and will continue to serve the Company as an advisor through November 18, 2024.

Treatment of Company Equity Awards
Pursuant to the terms of the Merger Agreement, at the Effective Time:
•Each Vested Company Option will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested Option Consideration (i.e., the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per-share exercise price for such Vested Company Option, by (ii) the total number of shares of our common stock underlying such Vested Company Option), subject to any required withholding of taxes.
•Each Unvested Company Option will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per share exercise price for such Unvested Company Option, by (ii) the total number of shares of our common stock underlying such Unvested Company Option, with such amount subject to any required withholding of taxes.
•Each Company Option, whether vested or unvested, with an exercise price that is equal to or greater than the Merger Consideration will be canceled without any cash payment or other consideration being made in respect of such Company Option.
•Each Vested Company RSU (i.e., a Company RSU that is outstanding as of immediately prior to the Effective Time and is either (i) held by a non-employee member of the Board of Directors (whether vested or unvested) or (ii) vested in accordance with its terms but not yet settled as of the Effective Time) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested RSU Consideration (i.e., the product obtained by multiplying (a) the total number of shares of our common stock underlying such Vested Company RSU, by (b) the Merger Consideration, subject to any required withholding of taxes), subject to any required withholding of taxes.
•Each Unvested Company RSU will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the total number of shares of our common stock underlying such Unvested Company RSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
•Each Vested Company PSU will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested PSU Consideration (i.e., the product obtained by multiplying (i) the number of shares of our common stock underlying such Vested Company PSU, by (ii) the Merger Consideration), subject to any required withholding of taxes.
•The achievement of applicable performance metrics of each Unvested Company PSU for which the applicable performance period has not been completed, will be determined, prior to the Effective Time in good faith by the Board of Directors or a committee thereof in accordance with the terms of the applicable Company PSU award agreement (any achieved Unvested Company PSUs, the “Achieved Unvested Company PSUs”), with the relative total shareholder return (“TSR”) performance metric (as defined in each Company PSU award agreement) to be determined as of a date not less than one week nor more than three weeks prior to the Effective Time. Each Achieved Unvested Company PSU will be canceled and converted into a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the number of shares of our common stock underlying such Achieved Unvested Company PSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, any Converted Cash Awards converted as described above will vest and become payable at the same time as the Company Equity Award from which such Converted Cash Award was converted would have vested pursuant to its terms and will otherwise remain subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Converted Cash Awards, provided that no such changes shall adversely affect the rights of the applicable holder unless necessary to comply with applicable law).
The following tables set forth, for each current executive officer and director of Smartsheet and each person who has been a director or executive officer of Smartsheet at any time since February 1, 2023 (solely to the extent they hold outstanding Company Equity Awards), (i) the number of shares of our common stock underlying each of the Vested Company Options, Unvested Company Options, Vested Company RSUs, Unvested Company RSUs, Vested Company PSUs and Unvested Company PSUs that were held as of October 18, 2024 and (ii) the cash consideration that may become payable for these Company Options, Company RSUs and Company PSUs based on the Merger Consideration of $56.50 per share if the applicable vesting conditions are ultimately satisfied following the Effective Time. The vesting of Company RSUs outstanding as of the date of the Closing (which date, solely for purposes of this proxy statement, is assumed to be October 18, 2024) that are held by Smartsheet’s non-employee directors will be accelerated in full (i.e., “single-trigger”) pursuant to the Smartsheet 2018 Equity Incentive Plan. Each current Smartsheet executive officer is eligible for vesting acceleration of his or her outstanding and unvested Company Equity Awards in connection with certain qualifying terminations of employment (i.e., “double trigger”) under his or her Severance Arrangement, as defined and described in more detail below in the section captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger — Potential Severance Payments and Benefits.”
The outstanding Company PSUs are subject to the achievement of certain relative TSR performance metrics for the performance periods ending December 2024 and December 2025. Pursuant to the terms of the Company PSU award agreements, the relative TSR performance metrics will be measured prior to the Closing based on the actual level of performance measured through such date using the Merger Consideration, with the Company PSUs earned during such period reduced by the number of Company PSUs previously earned during a prior performance period, as applicable. For purposes of the table below, the performance achievement and the resulting number of shares underlying the Company PSUs have been estimated in accordance with the terms of the Company PSU award agreements and based on performance measured as of October 18, 2024 and the Merger Consideration. Accordingly, such Company PSUs are included in the calculation below based on estimated achievement as of October 18, 2024; however, the level of actual achievement may be higher or lower than the value included in the table below. Pursuant to the terms of the Company PSUs, a pro rata portion of the Achieved Unvested Company PSUs based on the number of days served out of the original total performance period will vest as of the date of the Closing (which date, solely for purposes of this proxy statement, is assumed to be October 18, 2024), and such Company PSUs are reflected as Vested Company PSUs in the table below. The balance of the achieved Company PSUs will vest following the Closing through the end of the original total performance period if the applicable time-based vesting conditions are satisfied, and such Company PSUs are reflected as Unvested Company PSUs in the table below.

	Vested Company RSU Awards (#)	Cash Consideration for Vested Company RSU Awards ($)	Vested Company Option Awards (#)	Cash Consideration for Vested Company Option Awards ($)
Non-Employee Directors
Alissa Abdullah	4,864	$274,816	—	—
Geoffrey T. Barker	4,864	$274,816	25,000	$1,351,000
Brent Frei	—	—	—	—
Elena Gomez	—	—	—	—
Michael Gregoire	4,864	$274,816	—	—
Matthew McIlwain	4,864	$274,816	—	—
Katie Rooney	9,197	$519,631	—	—
Khozema Shipchandler	10,145	$573,193	—	—
Rowan Trollope	4,864	$274,816	—	—
James N. White	4,864	$274,816	—	—
Magdalena Yesil	4,864	$274,816	130,000	$6,658,600

Name	Unvested Company RSU Awards (#)	Contingent Cash Consideration for Unvested Company RSU Awards ($)	Vested Company Option Awards (#)	Cash Consideration for Vested Company Option Awards ($)	Unvested Company Option Awards (#)	Cash Consideration for Unvested Company Option Awards ($)	Company Vested PSU Awards (#)	Cash Consideration for Vested Company PSU Awards ($)	Company Unvested PSU Awards (#)	Cash Consideration for Unvested Company PSU Awards ($)
Executive Officers
Mark P. Mader	184,506	$10,424,589	1,417,764	$55,677,911	73,507	$715,697	219,934	$12,426,271	83,402	$4,712,213
Pete Godbole	115,240	$6,511,060	118,300	$393,382	29,651	$281,046	47,481	$2,682,677	19,325	$1,091,863
Stephen Branstetter*	14,516	$820,154	124,969	$3,266,237	3,454	$30,615	—	—	—	—
Praerit Garg	111,833	$6,318,565	257,092	$4,843,893	25,470	$255,309	44,794	$2,530,861	19,136	$1,081,184
Jolene Marshall	68,260	$3,856,690	49,091	$440,228	23,548	$255,309	23,967	$1,354,136	11,677	$659,751
Maxwell J. Long	169,659	$9,585,734	—	—	—	—	92,448	$5,223,312	124,155	$7,014,758
___________
* Mr. Branstetter resigned from his role as Chief Operating Officer effective September 18, 2024 and will continue to provide consulting services to us through November 18, 2024. For so long as Mr. Branstetter continues to provide services to Smartsheet, his Company Options, Company RSUs, and Company PSUs will continue to vest according to their terms. The table above includes only Mr. Branstetter’s Company Options that are currently vested or that may vest prior to November 18, 2024 and his Company RSUs that may vest prior to November 18, 2024. The table above excludes Mr. Branstetter’s Company Options, Company RSUs and Company PSUs that are not scheduled to vest prior to November 18, 2024 and as a result will be canceled upon the conclusion of Mr. Branstetter’s services. For more information regarding Mr. Branstetter’s separation and release agreement, please see the section captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger — Potential Severance Payments and Benefits.”
Potential Severance Payments and Benefits
Each of our executive officers is eligible to receive severance benefits under a change in control severance agreement entered into with Smartsheet (referred to as a “Severance Arrangement”). Under each of the Severance Arrangements, in the event of a termination without “cause” or resignation for “good reason” (in each case, as defined in the applicable Severance Arrangement), in each case, (i) within 12 months following a “change in control” (as defined in the applicable Severance Arrangement), which the Merger will constitute, or (ii) within three months preceding a “change in control,” but as to clause (ii) only if the termination occurs following the execution of a definitive agreement for a corporate transaction which, if consummated, would constitute a “change in control” (a “CIC Qualifying Termination”), each executive will be entitled to the following “double-trigger” payments and benefits:
•a lump sum cash payment equal to six months of base salary (12 months for Mr. Mader) as in effect immediately prior to the executive’s termination or resignation or the change in control, whichever is greater;
•a lump sum cash payment equal to the executive’s annual bonus for the year in which such termination or resignation occurs, based on 100% of target performance and prorated for the number of actual days worked in the then-current fiscal year prior to the executive’s termination or resignation; and
•100% accelerated vesting of all then-outstanding unvested equity awards, other than awards that vest only upon satisfaction of performance criteria and, in the case of an equity award with performance-based vesting, the vesting shall accelerate as set forth in the terms of the applicable performance-based equity award agreement, as described below.
The treatment of outstanding Company PSUs is described in more detail in the section captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger — Treatment of Company Equity Awards” above. Pursuant to the Company PSU award agreements, the portion of the Achieved Unvested Company PSUs that is earned upon a change in control and does not pro-rata vest at such time will remain outstanding and vest in equal quarterly installments through the end of the applicable performance period. Any such Achieved Unvested Company PSUs subject to time-based vesting will be eligible for “double-trigger” acceleration as set forth in the Severance Arrangement in the event of a CIC Qualifying Termination, as described above.
In exchange for a release of claims in favor of the Company and its affiliates, Mr. Branstetter will receive a cash severance payment following the conclusion of his services (anticipated to occur in November 2024) equal to the value of the second tranche of his Company PSUs that would have vested on December 5, 2024, less applicable taxes and withholdings. Such value will be determined in December 2024 in accordance with the terms of the PSU award agreements. All of Mr. Branstetter’s then-unvested Equity Awards will be canceled on his final day of service on November 18, 2024. See the table in the section above captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger—Treatment of Company Equity Awards” for information regarding Mr. Branstetter’s Company Equity Awards that may vest prior to such date.

If any of the amounts provided for under the Severance Arrangements or otherwise payable to an executive officer would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, then the executive officer will be entitled to receive either full payment of benefits under his or her Severance Arrangement or such lesser amount that would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the executive officer.
The severance payments and benefits described in this section are subject to the execution and effectiveness of a waiver and release of claims in favor of Smartsheet.
For an estimate of the value of the payments and benefits described above that would be payable to our named executive officers upon a CIC Qualifying Termination, see the section captioned “— Quantification of Potential Payments and Benefits to our Named Executive Officers” below. The estimated aggregate amount that would be payable to our executive officers who are not named executive officers upon a CIC Qualifying Termination based on the assumptions set forth in the section captioned “— Quantification of Potential Payments and Benefits to our Named Executive Officers” below or as otherwise described in this section is $23.3 million.

Treatment of Fiscal Year 2025 Bonuses
Pursuant to the Merger Agreement, if the Company’s annual bonuses for fiscal year 2025, based on achievement of the applicable performance metrics, have not been paid prior to the Closing, Parent will cause such payments to be made to the applicable participants, including the current executive officers, upon the earlier of (i) the time annual bonus payments are customarily paid by the Company (and no later than March 31, 2025), subject to the participant’s continued employment by the Company or its subsidiaries through the applicable final measurement date under the fiscal 2025 bonus plan and (ii) such participant’s termination without cause (as defined in the Severance Arrangement). Any such bonus payment would take into account any bonus payable in respect of fiscal year 2025 pursuant to a Severance Arrangement.
280G Mitigation Actions
Following Parent’s prior approval, the Company may take certain actions to mitigate the amount of potential “excess parachute payments” for “disqualified individuals” (each as defined in Section 280G of the Code). As of the date of this information statement, the Company has not yet approved any specific actions to mitigate any impact of Section 280G of the Code on the Company or any disqualified individuals. No executive officer is entitled to receive gross-ups or tax reimbursements from the Company with respect to any potential excise taxes under Section 4999 of the Code.
Indemnification and Insurance of Directors and Officers
The Merger Agreement provides for certain indemnification, expense advancement and exculpation rights from and after the Effective Time in favor of each current and former director or officer of Smartsheet and our subsidiaries (a “D&O Indemnitee”) with respect to matters existing or occurring at or prior to the Effective Time. In addition, Parent has agreed to cause the Surviving Corporation, (i) to maintain for a period of not less than six years from the Effective Time provisions in the respective articles of incorporation, bylaws, and other organizational documents of Smartsheet and our subsidiaries concerning the indemnification and exculpation (including provisions relating to expense advancement) of the D&O Indemnitees, providing substantially equivalent benefits to those persons as the provisions of the articles of incorporation, bylaws, indemnification agreements, and other organizational documents of Smartsheet and our subsidiaries provide, as applicable, in each case, as of the date of the Merger Agreement and (ii) not to amend, repeal, or otherwise modify such provisions in any respect that would adversely affect the rights of D&O Indemnitees thereunder, in each case, except as required by applicable law.
The Merger Agreement also provides that, for a period of six years from the Effective Time, Parent will cause the Surviving Corporation to maintain in effect directors’ and officers’ liability insurance covering those persons who are currently covered by the directors’ and officers’ liability insurance policies of Smartsheet and our subsidiaries, providing substantially equivalent benefits to such current insurance coverage. Alternatively, in lieu of maintaining such insurance for a period of six years, Smartsheet may, or Parent may cause the Surviving Corporation to, cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining at or prior to the Closing a prepaid, non-cancelable six year “tail” policy (providing substantially equivalent benefits to such current insurance coverage) with respect to matters existing or occurring at or prior to the Effective Time (a “Tail Policy”). In no event will Parent or the Surviving Corporation be required to expend for such policies an aggregate or total premium amount in excess of 350% of the last annual premium paid by Smartsheet prior to the date of the Merger Agreement (the “Maximum Premium”). If no such Tail Policy is available for less than the Maximum Premium, then Smartsheet or the Surviving Corporation shall obtain as much coverage as reasonably practicable for the Maximum Premium.
Post-Closing Compensation
Representatives of Parent may hold preliminary discussions with certain members of the Company’s management team regarding employment with, and the right to purchase or participate in the equity of, Parent or one or more of its affiliates. However, as of the date of this proxy statement, none of the Company’s directors or executive officers has entered into any agreement or understanding with respect to the foregoing, and there can be no assurances that the terms of any such agreements or arrangements will be agreed upon with any directors or executive officers in the future. If Parent or its affiliates and the Company’s executive officers do not enter into agreements regarding employment with Parent or its affiliates, then the Company’s executive officers will remain subject to their existing arrangements with the Company.
Quantification of Potential Payments and Benefits to our Named Executive Officers
In accordance with Item 402(t) of Regulation S-K, the below table sets forth the amount of payments and benefits that each of our named executive officers would or may receive or retain that is based on or otherwise relates to the Merger. The compensation that may be paid or become payable to our named executive officers in connection with the Merger is subject to approval, on an advisory (non-binding) basis, by our shareholders, as described below in the section captioned “Proposal 2: Compensation Paid to Named Executive Officers in Connection with the Merger.”
Please note that the amounts reported below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including assumptions described in footnotes to the table. For purposes of determining the potential payments in the table below, we have assumed that:
(i)the relevant price per share of Smartsheet common stock is $56.50, which is equal to the Merger Consideration;
(ii)the Effective Time is October 18, 2024, the latest practicable date prior to the filing of this proxy statement; and

(iii)except where otherwise described below, each named executive officer’s employment is subject to a qualifying termination (a termination without “cause,” or resignation for “good reason”), in either case immediately following the Effective Time;
(iv)each named executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of October 18, 2024;
(v)each named executive officer’s Company Equity Awards are those outstanding as of October 18, 2024, without forecasting of any vesting, deferrals or forfeitures following such date; and
(vi)the performance achievement and the resulting number of shares underlying the Company PSUs for which the applicable performance period has not been completed as of October 18, 2024 have been determined in accordance with the terms of the Company PSU agreements and based on performance measured as of October 18, 2024. Accordingly, such Company PSUs are included in the calculation below based on estimated achievement as of October 18, 2024; however, the level of actual achievement may be higher or lower than the value included in the table below.
Some of the assumptions used in the table below are based upon information not currently available and the actual amounts payable to our named executive officers will depend on whether the named executive officer experiences a qualifying termination, the date of termination (if any) and the terms of the plans or agreements in effect at such time, and accordingly may differ materially from the amounts set forth below. Additional detail regarding the named executive officers’ interests in the Merger is provided in the section of this proxy statement captioned “The Merger—Interests of Smartsheet’s Directors and Executive Officers in the Merger.”
Golden Parachute Compensation

Names	Cash($)(1)	Equity Awards($)(2)	Total($)
Mark Mader	$1,200,000	$28,278,770	$29,478,770
Pete Godbole	$562,500	$10,566,646	$11,129,146
Praerit Garg	$525,000	$10,185,919	$10,710,919
Jolene Marshall	$440,000	$6,125,886	$6,565,886
Michael Arntz(3)	—	—	—
___________
(1)The amounts shown in this column reflects the amount of “double-trigger” cash payments to which the named executive officers may become entitled under the applicable Severance Arrangement and the amount of each named executive officer’s fiscal 2025 annual bonus. The amounts under the Severance Arrangement become payable if during the 12-month period following or the three-month period preceding the Effective Time (only if the termination occurs following the execution of a definitive agreement for a corporate transaction which, if consummated would constitute a “change in control”), Smartsheet terminates their employment with Smartsheet without “cause” or they resign for “good reason,” as such terms are defined in the applicable Severance Arrangement, subject to the named executive officer timely executing and not revoking a waiver and release of claims in favor of Smartsheet. The Severance Arrangements provide for a lump-sum cash severance payment equal to the sum of (i) an amount equal to six months (12 months for Mr. Mader) of the named executive officer’s base salary (see “Base Salary Component of Severance” column in the table below), plus (ii) an amount equal to the named executive officer’s annual bonus amount for the year in which such termination or resignation occurs, based on 100% of target performance and prorated for the number of actual days worked in the then-current fiscal year prior to the named executive officer’s termination or resignation. Pursuant to the Merger Agreement, if the Company’s annual bonuses for fiscal year 2025, based on achievement of the applicable performance metrics, have not been paid prior to the Closing, Parent will cause such payments to be made to the applicable participants upon a participant’s earlier termination without “cause.” Accordingly, the “Bonus Component of Severance” column in the table below conservatively shows a full year’s annual bonus based on target performance. Mr. Godbole and Mr. Garg participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”). In the event that the Deferred Compensation Plan is terminated in connection with the Merger or if either of the participant’s service is terminated, their deferred amounts under the Deferred Compensation Plan may be paid upon such events. Such payments will not increase the aggregate cash severance and equity acceleration amounts indicated in the table above.

Named Executive Officer	Base Salary Component of Severance($)	Bonus Component of Severance($)	Total($)
Mark Mader	$600,000	$600,000	$1,200,000
Pete Godbole	$225,000	$337,500	$562,500
Praerit Garg	$210,000	$315,000	$525,000
Jolene Marshall	$200,000	$240,000	$440,000

(2)The treatment of outstanding Company Equity Awards is described in more detail in the sections above captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger—Treatment of Company Equity Awards” and “Interests of Smartsheet’s Directors and Executive Officers in the Merger—Potential Severance Payments and Benefits.” Amounts shown in this column represent the value of accelerated vesting of outstanding Company Equity Awards (with the performance metrics applicable to the Company PSUs determined as described in the section of this proxy statement captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger—Treatment of Company Equity Awards”). At the Effective Time, any unvested Company Equity Awards will be canceled and converted into the contingent right to receive a Converted Cash Award, generally subject to the same vesting terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time.
Upon a qualifying termination of employment under the Severance Arrangements (as described in more detail under note (1) above), the current named executive officers would be entitled to “double-trigger” vesting of outstanding unvested equity awards, subject to timely execution and not revocation of a waiver and release of claims in favor of Smartsheet.
Pursuant to the terms of the Company PSUs, a pro rata portion of the Achieved Unvested Company PSUs based on the number of days served out of the original total performance period will vest as of the date of the Closing, (i.e., “single-trigger” as to a pro rata portion). The balance of the Achieved Unvested Company PSUs will vest following the Closing through the end of the original total performance period if the applicable time-based vesting conditions are satisfied, and are eligible for “double-trigger” acceleration in full as set forth in the Severance Arrangement.
The estimated amount of Vested Option Consideration payable in respect of each named executive officer’s Vested Company Options is set forth in the section captioned “Interests of Smartsheet’s Directors and Executive Officers in the Merger—Treatment of Company Equity Awards.”

Named Executive Officer	Estimated Value of Unvested Company Options ($)	Estimated Value of Unvested Company RSUs($)	Estimated Value of Unvested Company PSUs (single-trigger)($)	Estimated Value of Unvested Company PSUs (double-trigger)($)	Total($)
Mark Mader	$715,697	$10,424,589	$12,426,271	$4,712,213	$28,278,770
Pete Godbole	$281,046	$6,511,060	$2,682,677	$1,091,863	$10,566,646
Praerit Garg	$255,309	$6,318,565	$2,530,861	$1,081,184	$10,185,919
Jolene Marshall	$255,309	$3,856,690	$1,354,136	$659,751	$6,125,886
(3)Mr. Arntz is our former Chief Revenue Officer and Executive Vice President of Worldwide Field Operations. Mr. Arntz resigned effective March 31, 2024 and continued to serve as an independent contractor until May 17, 2024. Mr. Arntz waived all severance entitlements. In addition, all of Mr. Arntz’s unvested Company Equity Awards were forfeited for no consideration when he ceased to provide service as an independent contractor. As a result, the Golden Parachute Compensation table shows no amounts for Mr. Arntz, and he is not listed in the two tables above.
Financing of the Merger; Damages Commitment
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. In connection with the financing of the Merger, each Equity Investor entered into an Equity Commitment Letter with Parent, pursuant to which, among other things, BX IX, VEPF VIII, and Platinum Falcon will provide Parent with an equity commitment of up to $2,105,000,000, $1,753,000,000, and $900,000,000 in cash, respectively, which may be reduced in accordance with the terms set forth in their respective Equity Commitment Letter. The Equity Financing Commitments will be available to Parent (subject to the terms and conditions set forth therein), together with available cash on hand of Smartsheet and any third party financing obtained by Parent or its affiliates as of the Closing, to fund the payment of (i) the aggregate Merger Consideration, Vested Company Option Consideration, Vested Company RSU Consideration, and the Vested Company PSU Consideration and (ii) the fees and expenses to the extent required to be paid by Parent or Merger Sub in cash on the Closing Date in connection with the Closing. Smartsheet can enforce Parent’s right to cause the equity commitment to be funded under each Equity Commitment Letter against each applicable Equity Investor subject to the terms and conditions of the relevant Equity Commitment Letter and, under the terms of the Merger Agreement, Smartsheet has the right to specifically enforce Parent’s obligation to consummate the Merger, subject to, among other conditions, the satisfaction of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger as set forth in the Merger Agreement.
Subject to the terms and conditions of the Limited Guaranties entered into by each Equity Investor, each Equity Investor has agreed to severally guarantee its pro rata share of the due and punctual payment by Parent to Smartsheet of (i) the Parent Termination Fee if and when payable by Parent to Smartsheet pursuant to the terms of the Merger Agreement, (ii) any costs of recovery and interest payable by Parent if the Parent Termination Fee is not paid when due pursuant to the terms of the Merger Agreement, (iii) any reimbursement or indemnification obligations pursuant to the debt cooperation covenants in the Merger Agreement, and (iv) any monetary damages payable due to Parent’s fraud or willful and material breach of the Merger Agreement prior to termination thereof (collectively referred to as

“Guaranteed Obligations”), subject to a cap equal to (a) $223,412,000 for BX IX, (b) $186,042,000 for VEPF VIII; and (c) $95,546,000 for Platinum Falcon.
Subject to specified exceptions, each Limited Guaranty will terminate upon the earliest of:
•the consummation of the Closing;
•the termination of the Merger Agreement in accordance with the terms therein except in the case of Smartsheet Termination. For purposes of this proxy statement, “Smartsheet Termination” means termination of the Merger Agreement by Smartsheet if (i) conditions required for the Closing have been satisfied or waived; (ii) the Parent fails to consummate the Closing; and (iii) Smartsheet has confirmed in a written notice delivered to the Company in accordance with the Merger Agreement that it is ready and able to consummate the Closing;
•the date that is 90 days following the termination of the Merger Agreement following the Smartsheet Termination unless, prior to the expiration of such 90 day period, Smartsheet has delivered a written notice to Parent or an Equity Investor with respect to a claim for payment of the Guaranteed Obligations (or if Smartsheet has made a claim under a Limited Guaranty prior to such 90th day, the date that such claim is finally satisfied or otherwise resolved); and
•the date when obligations under such Limited Guaranty equal to the applicable cap are paid in full.
Closing and Effective Time
Unless otherwise mutually agreed in writing between Smartsheet, Parent and Merger Sub, the Closing will take place on the date which is two business days (unless, if the last condition to Closing to be satisfied under the Merger Agreement is the Smartsheet shareholder approval, four business days) after the date on which all of the conditions to Closing (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”), have been satisfied or waived (if such waiver is permissible under the Merger Agreement or under applicable law), other than those conditions that, by their nature, are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of such conditions.
The Effective Time will occur upon the filing and acceptance of the articles of merger with respect to the Merger in accordance with the WBCA, with the Secretary of State of the State of Washington, or at such later time as is agreed upon in writing by the parties and specified in the articles of merger.
Delisting and Deregistration of Smartsheet Common Stock
If the Merger is completed, Smartsheet common stock will no longer be traded on the NYSE and will be deregistered under the Exchange Act. Smartsheet will no longer be required to file periodic reports, current reports, and proxy and information statements with the SEC on account of Smartsheet common stock.
Dissenters’ Rights
General
Under Chapter 23B.13 of the WBCA, instead of receiving the Merger Consideration that a holder of Smartsheet common stock would otherwise be entitled to pursuant to the Merger Agreement, holders of Smartsheet’s common stock are entitled to dissent from the Merger and to obtain payment of the fair value of their shares of Smartsheet common stock in cash together with accrued interest from the effective time if the Merger is consummated. The following summarizes the material rights of holders of Smartsheet common stock under Chapter 23B.13. You should read the applicable sections of Chapter 23B.13, a copy of which is attached as Annex D to this proxy statement, and which governs dissenters’ rights. The summary below is qualified in its entirety by reference to Chapter 23B.13, and such statute, and not this summary, governs the exercise and perfection of dissenters’ rights.

Pursuant to Chapter 23B.13.200 of the WBCA, when a proposed merger is to be submitted to a vote at a meeting of shareholders, as in the case of the special meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under Chapter 23B.13 and must be accompanied by a copy of Chapter 23B.13. The notice of the special meeting included with this proxy statement constitutes notice to the holders of Smartsheet common stock of their dissenters’ rights, and a copy of Chapter 23B.13 is attached as Annex D to this proxy statement.
If you are contemplating the possibility of exercising your dissenters’ rights in connection with the Merger, you should carefully review the text of Chapter 23B.13. If you do not fully and precisely satisfy the procedural requirements of Chapter 23B.13, you will forfeit your dissenters’ rights. If any holder of shares of Smartsheet common stock who asserts dissenters’ rights under the WBCA withdraws or forfeits (through failure to perfect or otherwise) the right to obtain payment for such holder’s shares under Chapter 23B.13, then such shareholder’s shares will be converted, or will be treated as if they had been converted, into the right to receive the merger consideration, without interest and subject to any applicable withholding of taxes. Smartsheet will not provide you with any notice regarding your dissenters’ rights other than as described in this proxy statement and the notice of the special meeting included with this proxy statement.
Requirements for Exercising Dissenters’ Rights
If you wish to assert your dissenters’ rights, you must:
•deliver to Smartsheet, before the vote is taken at the special meeting regarding the Merger Agreement, written notice of your intent to demand payment for your shares of Smartsheet common stock if the Merger is effected, which notice must be separate from your proxy. Your vote against the Merger Agreement alone will not constitute written notice of your intent to assert your dissenters’ rights;
•not vote your shares in favor of the Merger Agreement; and
•follow the statutory procedures for perfecting dissenters’ rights under Chapter 23B.13, which are summarized below under the heading “Dissenters’ Rights Procedures.”
If you fail to comply with these requirements, and should the Merger Agreement be approved by Smartsheet’s shareholders and the Merger is completed, your shares of Smartsheet common stock will be converted into the right to receive the Merger Consideration, without interest and less any applicable withholding of taxes, and you will have forfeited your dissenters’ rights with respect to your shares of Smartsheet common stock. Shareholders should note that the summary of dissenters’ rights presented in this proxy statement is not complete. Shareholders wishing to dissent from the Merger and receive payment for the fair value of their shares must follow the statutory requirements in their entirety. Any failure to do so will result in a forfeiture of dissenters’ rights.
Written notice of your intent to assert dissenters’ rights must be delivered to Smartsheet at:
Smartsheet Inc.
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
Attn: Corporate Secretary
(844) 324-2360
This written notice must be delivered before the vote to approve the Merger Proposal is taken at the special meeting. Your written notice to demand payment should specify your name and mailing address, the number of shares of Smartsheet common stock you own, and that you intend to demand payment of the “fair value” of your shares of Smartsheet common stock if the Merger Agreement is approved.

Vote
You must not vote in favor of, or consent in writing to, the approval of the Merger Agreement. A vote in favor of the approval of the Merger Agreement, by proxy or via the Internet will constitute a waiver of your dissenters’ rights in respect of the shares so voted and will nullify any previously filed written notices of your intent to assert dissenters’ rights. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Merger Agreement. Therefore, a shareholder who votes by proxy and who wishes to exercise dissenters’ rights must vote against the Merger Agreement or abstain from voting on the Merger Agreement.
Termination of Dissenters’ Rights
Your right to obtain payment of the fair value of your shares of Smartsheet common stock under Chapter 23B.13 will terminate if:
•the Merger is abandoned or rescinded;
•you fail to comply with all requirements set forth in RCW Chapter 23B.13;
•a court having jurisdiction permanently enjoins or sets aside the Merger; or
•your demand for payment is withdrawn with Smartsheet’s written consent.
Dissenters’ Rights Procedures
If the Merger Agreement is approved by Smartsheet shareholders, within 10 days after the effective date of the Merger, Smartsheet will send written notice regarding the proper procedures for dissenting to all shareholders who have given written notice under Chapter 23B.13 to the address above and have not voted in favor of approval of the Merger Agreement. The notice will:
•state where the demand for payment and certificates representing certificated shares of Smartsheet common stock must be sent and when certificates for certificated shares must be deposited;
•inform holders of uncertificated shares as to what extent transfer of the shares will be restricted after the payment demand is received;
•include a form for demanding payment that includes the date of the first announcement to the news media or to shareholders of the terms of the Merger (which was September 24, 2024) and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of Smartsheet common stock before that date;
•indicate the date by which Smartsheet must receive a payment demand, which date will not be fewer than 30 or more than 60 days after the date the written notice is delivered to shareholders; and
•include a copy of Chapter 23B.13.
If you wish to assert dissenters’ rights, no later than the date set forth in the notice described above you must demand payment, certify whether you acquired beneficial ownership of your shares before September 24, 2024, and deliver your book entry shares in accordance with the terms of the notice. Failure to do so by the date set forth in the notice will cause you to forfeit the right to obtain payment of the fair value for your shares under Chapter 23B.13.
If the Merger is not consummated within 60 days after the date set for demanding payment and depositing share certificates, then Smartsheet will be required to return all deposited certificates and release any transfer restrictions imposed on uncertificated shares. If, after returning the deposited certificates and releasing transfer restrictions, the parties to the Merger Agreement wish to consummate the Merger, Smartsheet must send a new dissenters’ rights notice and repeat the payment demand procedure.
Within 30 days after the later of the effective date of the Merger or the date the payment demand is received, Smartsheet shall pay each dissenting shareholder who complied with the payment demand and related requirements of Chapter 23B.13.230 of the WBCA (other than dissenting shareholders who acquired their shares of Smartsheet common stock after September 24, 2024, 2024, if Smartsheet elects to withhold payment as described below) the amount that Smartsheet estimates to be the fair value of the shareholder’s shares, plus accrued interest. For purposes of Chapter 23B.13, “fair value” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. “Interest” means interest from the effective date of the merger until the date of payment, at the average rate currently paid by Smartsheet on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances. The payment will be accompanied by:
•financial data relating to Smartsheet, including a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
•an explanation of how Smartsheet estimated the fair value of the shares;
•an explanation of how Smartsheet calculated the interest;
•a statement of the dissenter’s right to demand supplemental payment if such shareholder believes that the amount paid is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below; and
•a copy of Chapter 23B.13.
For dissenting shareholders who were not the beneficial owners of their shares of Smartsheet common stock before September 24, 2024, Smartsheet may elect to withhold payment under Chapter 23B.13. To the extent that Smartsheet so elects, after consummating the Merger, Smartsheet shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. Smartsheet will send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment of the dissenter’s own estimate of the dissenter’s shares and the amount of interest due if such dissenter believes that the amount offered is less than the fair value of the shares or under certain other circumstances enumerated in Chapter 23B.13.280 and described below.
If you believe that the amount paid or offered by Smartsheet is less than the fair value of your shares or believe that the interest due is incorrectly calculated, or if Smartsheet fails to make payment for your shares within 60 days after the date set for demanding payment or the Merger is not consummated and Smartsheet does not release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment, you may, within 30 days of the payment or offer for payment, deliver notice to Smartsheet in writing informing it of your own estimate of the fair value of your shares and the amount of interest due, and demand payment of this estimate, less any amount Smartsheet has already paid under Chapter 23B.13. If any dissenting shareholder’s demand for payment of such dissenting shareholder’s own estimate of the fair value of the shares is not settled within 60 days after receipt by Smartsheet of such shareholder’s demand for payment, Chapter 23B.13 requires that Smartsheet commence a proceeding in King County Superior Court and petition the court to determine the fair value of the shares and accrued interest, naming all the dissenting shareholders whose demands remain unsettled as parties to the proceeding. If Smartsheet does not commence the proceeding within the 60 day period, it will pay each dissenter whose demand remains unsettled the amount demanded.

The jurisdiction of the court in which the proceeding is commenced will be plenary and exclusive. The court may appoint one or more appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings. The fair value of the shares as determined by the court may be less than, equal to or greater than the value of the Merger Consideration to be issued to non-dissenting shareholders for Smartsheet common stock under the terms of the Merger Agreement if the Merger is consummated. Shareholders should be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration payable in a Merger are not opinions as to fair value under Chapter 23B.13. Each dissenter made a party to the proceeding is entitled to a judgment (i) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by Smartsheet, or (ii) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which Smartsheet elected to withhold payment pursuant to Chapter 23B.13.
The court will also determine the costs and expenses of the court proceeding and assess them against Smartsheet, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Chapter 23B.13. If the court finds that Smartsheet did not substantially comply with the requirements of Chapter 23B.13.200 through 23B.13.280 of the WBCA, the court may also assess against Smartsheet any fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable. The court may also assess those fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously, or not in good faith with respect to dissenters’ rights. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against Smartsheet, the court may award to counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
A record shareholder may assert dissenters’ rights as to fewer than all of the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to Smartsheet a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partially dissenting record shareholder are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders. Beneficial owners of Smartsheet common stock who desire to assert dissenters’ rights as to shares held on the beneficial owners’ behalf (i) must submit to Smartsheet the record shareholder’s consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights, which consent shall be set forth either in a record or, if Smartsheet has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and (ii) must so assert dissenters’ rights with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
U.S. Federal Income Tax Considerations of the Merger
The following discussion is a summary of certain material U.S. federal income tax considerations that are relevant to U.S. Holders and Non-U.S. Holders (each of which we define below) of shares of our common stock whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (which we refer to as the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect.
This discussion is limited to holders who hold their shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). This discussion does not describe any of the tax consequences arising under the laws of any state, local, or non-U.S. tax jurisdiction and does not consider any aspects of the alternative minimum tax or the Medicare net investment income surtax, or U.S. federal tax law other than income taxation (e.g., estate or gift taxation) that may be relevant or applicable to a particular holder in connection with the Merger. For purposes of this discussion, a “holder” means either a U.S. Holder or a Non-U.S. Holder (each as we define below) or both, as the context may require.
This discussion is for general information only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances. For example, this discussion does not address:
•holders who may be subject to special treatment under U.S. federal income tax laws, such as cooperatives, financial institutions or banks; tax-exempt organizations (including private foundations); S corporations; partnerships or any entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; government organizations; mutual funds; retirement plans or other tax-deferred accounts; corporations that accumulate earnings to avoid U.S. federal income tax; dealers or brokers in stocks and securities or foreign currency; traders in securities that elect to use the mark-to-market method of accounting for their securities; holders that purchase or sell shares as part of a “wash sale” for tax purposes; holders holding shares as qualified small business stock for purposes of Sections 1045 and/or 1202 of the Code; holders required to recognize income or gain with respect to the Offer or the Merger no later than such income or gain is required to be reported on an applicable financial statement (as defined in the Code); regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; or certain former citizens or long-term residents of the United States;
•holders who are controlled foreign corporations or passive foreign investment companies;
•holders who are subject to the alternative minimum tax;
•holders holding the shares of our common stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;
•holders that received their shares of our common stock in connection with the performance of services;
•holders who own an equity interest, actually or constructively, in Parent or the Surviving Corporation following the Merger;
•U.S. Holders (as we define below) whose “functional currency” is not the U.S. dollar; or
•holders that do not vote in favor of the Merger and who properly demand appraisal of their shares under Section Chapter 23B.13 of the WBCA.
If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of our common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of our common stock and partners therein should consult their tax advisors regarding the consequences of the Merger.
No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the Merger described below. Furthermore, no opinion of counsel has been or will be rendered with respect to any tax considerations of the Merger or any related transactions. The use of words such as “will” and “should” in any tax-related discussion contained in this discussion is not intended to convey a particular level of comfort. No assurance can be given that the IRS will agree with the views expressed in this discussion, or that a court will not sustain any challenge by the IRS in the event of litigation.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. EACH HOLDER SHOULD CONSULT ITS TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE

MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION OR ANY NON-INCOME TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes, any of the following:
•an individual who is (or is treated as) a citizen or resident of the United States;
•a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons (as defined in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust; or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a United States person.
The receipt of cash by a U.S. Holder in exchange for shares of our common stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares.
Gain or loss recognized by a U.S. Holder in the Merger will generally be capital gain or loss and will generally be long-term capital gain or loss if such U.S. Holder’s holding period in its shares of our common stock is more than one year at the time of the completion of the Merger. A reduced tax rate generally will apply to long-term capital gains of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of our common stock at different times or different prices, such U.S. Holder must determine its adjusted tax basis, holding period, and gain or loss separately with respect to each block of our common stock.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
In general, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
•the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net basis at the rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);
•such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Merger is consummated, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), net of applicable U.S.-source capital losses recognized by such Non-U.S. Holder, if any; or
•Smartsheet is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of common stock (the “Relevant Period”) and, if shares of common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of our common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.

Non-U.S. Holders are urged to consult their tax advisors as to any applicable tax treaties that might provide for different rules.
Information Reporting and Backup Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. Holders and Non-U.S. Holders in connection with the Merger.
Backup withholding of tax (currently, at a rate of 24%) is generally expected to apply to the proceeds received by a U.S. Holder pursuant to the Merger, unless the U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. Holder’s correct taxpayer identification number and certifying that such U.S. Holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Backup withholding of tax may also apply to the proceeds received by a Non-U.S. Holder pursuant to the Merger, unless the Non-U.S. Holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8), attesting to such Non-U.S. Holder’s status as a non-U.S. person and otherwise complies with applicable certification requirements.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder or Non-U.S. Holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.
THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE RECEIPT OF CASH FOR THEIR SHARES OF OUR COMMON STOCK PURSUANT TO THE MERGER UNDER ANY U.S. FEDERAL, STATE, LOCAL, NON-U.S., OR OTHER TAX LAWS, OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Regulatory Approvals Required for the Merger
The completion of the Merger is subject to, among other conditions described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”:
•The expiration or termination of the waiting periods, if any, applicable to the merger pursuant to the HSR Act; and the absence, expiration or termination of any agreement with any governmental authority not to consummate the Merger, including any agreement with any governmental authority to stay, toll, or extend any applicable waiting period;

•All consents, approvals and filings required under certain specified foreign antitrust and competition and foreign direct investment laws shall have been obtained or made (including deemed approvals in the event that the relevant authority fails to issue a decision within the required time period specified by applicable law), and all waiting periods (including any extensions thereof and including any timing agreements with applicable governmental authorities) relating to the execution, delivery, and performance of the Merger agreement and the consummation of the Merger shall have expired or otherwise been terminated under any such laws; and
•The absence of (i) any injunction or other order issued by any governmental authority of competent jurisdiction, or (ii) any law applicable to the Merger, that in the case of each of the foregoing clauses (i) or (ii), prohibits or makes illegal the consummation of the Merger.
Smartsheet, Parent, and Merger Sub shall use their reasonable best efforts to (i) promptly file any and all required notification and report forms under the HSR Act, cause the expiration or termination of any applicable waiting periods under the HSR Act as soon as reasonably practicable; (ii) as soon as reasonably practicable make and submit certain specified other filings or notifications required under other applicable antitrust or foreign direct investment laws, and to obtain clearances or approvals or cause the expiration or termination of any applicable waiting periods under such laws as soon as reasonably practicable; (iii) cooperate with each other in promptly undertaking the foregoing reasonable best efforts; (iv) not withdraw any filing, or commit to or agree with any relevant authority to stay, toll, or extend, any applicable waiting period or enter into any similar timing agreement, without the prior written consent of the other parties (not to be unreasonably withheld, conditioned or delayed); (v) promptly make an appropriate response to any request by a relevant authority for any additional information or documents pursuant to any applicable law; and (vi) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the Transactions under any antitrust or foreign direct investment laws, and avoid the entry of any decree, order, or judgment that would prevent, prohibit, restrict or delay the consummation of the Transactions, so as to enable Closing to take place as soon as reasonably practicable (but in no event later than the End Date), including by defending or resisting any actions, lawsuits, or other legal proceedings challenging or seeking to enjoin or otherwise prevent the Transactions, and by endeavoring to lift, reverse, or vacate any order or injunction preventing Closing.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements, or limitations on the Transactions, including the requirement to divest assets, license, or hold separate assets or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the Merger not being satisfied. Both before and after the expiration of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds.
HSR Act and United States Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until Smartsheet and Parent each file a Notification and Report Form with the Antitrust Division of the DOJ and the FTC (which Smartsheet filed on October 8, 2024 and Parent filed on October 10, 2024), and the applicable waiting period (and any extension thereof) or any commitment by the parties to the Merger Agreement not to consummate the Transactions before a certain date under a timing agreement has, in each case, expired or been terminated. The waiting period under the HSR Act applicable to the Merger is thirty (30) calendar days following the parties’ filings of their respective HSR Act Notification and Report Forms, unless the waiting period is terminated earlier or extended. If the DOJ or the FTC issues a request for additional information and documentary materials (which we refer to as a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have substantially complied with such Second Request, unless the waiting period is terminated earlier or the parties agree with the DOJ or FTC to delay the closing for a specified period of time.

Other Regulatory Approvals
The Merger is also subject to clearance or approval under certain foreign direct investment and other antitrust regimes, including in the European Union. The Merger cannot be completed until all applicable waiting periods (and any extensions thereof) applicable to the Merger in the relevant jurisdictions have expired or otherwise been terminated, or all requisite clearances, consents and approvals pursuant thereto have been obtained pursuant to the applicable foreign direct investment or antitrust laws. In addition, Parent, in coordination and consultation with Smartsheet, submitted each of the specified filings seeking Required Foreign Approvals (as defined in the Merger Agreement) in              .
Other Potential Intervention Pursuant to Regulatory Laws
At any time before or after the Effective Time (notwithstanding the expiration or termination of (i) the waiting period (and extensions thereof) applicable to the Merger under the HSR Act, and (ii) any voluntary agreement not to consummate the Merger between Parent and Smartsheet, on the one hand, and the FTC and DOJ, on the other hand), the DOJ or FTC or any state or foreign government authority could take action under applicable antitrust or foreign direct investment laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger, seeking divestiture of substantial assets of one or both of the parties, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies.
In addition, private parties may seek to take legal action under applicable antitrust laws under certain circumstances, including by seeking to intervene in the regulatory process or litigate to enjoin the consummation of the Merger or overturn regulatory approvals.
Any of these potential actions could significantly impede, delay or even preclude the consummation of the Merger. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.

THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement
The following summary of the Merger Agreement is intended solely to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Smartsheet in its public reports filed with the SEC. In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the parties or any of their subsidiaries or affiliates. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the Merger Agreement carefully and in its entirety because this summary and the other descriptions of the Merger Agreement elsewhere in this proxy statement may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement. Capitalized terms used in this section but not defined in this proxy statement and the phrase “business day” have the meanings ascribed to them in the Merger Agreement.
The representations, warranties, covenants, and agreements described below and included in the Merger Agreement (i) were made only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; and (iii) may be subject to important qualifications, limitations, and supplemental information agreed to by Smartsheet, Parent, and Merger Sub in connection with negotiating the terms of the Merger Agreement. The representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk among Smartsheet, Parent, and Merger Sub rather than to establish matters as facts and may also be subject to contractual standards of materiality that differ from those generally applicable to reports and documents filed with the SEC or what may be viewed as material by our shareholders and in some cases were qualified by matters specifically disclosed in Smartsheet’s filings with the SEC prior to the date of the Merger Agreement and confidential matters disclosed to Parent and Merger Sub by Smartsheet in connection with the Merger Agreement. Shareholders should not rely on the representations, warranties, covenants, and agreements therein, or any descriptions thereof, as characterizations of the actual state of facts or condition of Smartsheet, Parent, or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Smartsheet’s public disclosures. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Smartsheet, Parent, and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A to the proxy statement, only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Smartsheet, Parent, Merger Sub, or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this proxy statement and in our filings with the SEC regarding Smartsheet and our business.
The Merger
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement and the applicable provisions of the WBCA, at the Effective Time, Merger Sub will be merged with and into Smartsheet, the separate corporate existence of Merger Sub will cease and Smartsheet will continue as the surviving corporation of the Merger and as a wholly owned subsidiary of Parent. Unless otherwise mutually agreed in writing between Smartsheet and Parent, the Closing will take place on the date within two business days (unless, if the last condition to Closing to be satisfied under the Merger Agreement is the Smartsheet shareholder approval, four business days) after the date on which the conditions to closing of the Merger (as described in the section of this proxy statement captioned “The Merger Agreement — Conditions to the Merger”) have been satisfied or waived (if such waiver is permissible under the Merger Agreement or under applicable law), other than those conditions that, by their terms, are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of such conditions at the closing of the Merger. On the date of the Closing, the parties will file a certificate of merger with respect to the Merger in accordance with the WBCA (the “Articles of Merger”) with the Secretary of State of the State of Washington and shall take such further actions as may be required to make the Merger effective. The Merger will become effective at the time and day of the filing of the Articles of the Merger and acceptance by the Secretary of State of the State of Washington, or a later time and day as may be agreed in writing by the parties and specified in the Articles of Merger.
Articles of Incorporation and Bylaws
At the Effective Time, subject to the provisions of the Merger Agreement described in the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance” below, (i) the articles of incorporation of Smartsheet will be amended and restated in its entirety to read as set forth in Annex E attached hereto, and (ii) the bylaws of Smartsheet will be amended and restated in its entirety to read as set forth in Annex F attached hereto.
Directors and Officers
From and after the Effective Time, unless otherwise determined by Parent prior to the Effective Time, until their successors are duly appointed and qualified or until their earlier death, resignation, or removal in accordance with the amended and restated articles of incorporation and amended and restated bylaws of Smartsheet, the directors of Merger Sub immediately prior to the Effective Time will be, from and after the Effective Time, the initial directors of the Surviving Corporation, and the officers of Smartsheet immediately prior to the Effective Time will be, from and after the Effective Time, the initial officers of the Surviving Corporation.
Effect on Capital Stock
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time:
•Each share of Smartsheet common stock that is issued and outstanding immediately prior to the Effective Time (excluding Canceled Shares and any Dissenting Shares (each as defined below)) will be canceled and cease to exist and automatically converted into the right to receive an amount in cash equal to $56.50 per share (the “Merger Consideration”), without interest;
•all shares of Smartsheet common stock owned directly by Parent, Merger Sub, any of their wholly owned subsidiaries, or any subsidiary of Smartsheet (including if held in treasury or otherwise) as of immediately prior to the Effective Time (the “Canceled Shares”), in each case, will be canceled and cease to exist without any conversion thereof and no consideration shall be delivered in exchange therefor; and
• each share of common stock, par value of $0.01 per share, of Merger Sub that is outstanding immediately prior to the Effective Time will be converted into one fully paid and nonassessable share of common stock, par value of $0.01 per share, of the Surviving Corporation.
Shares of Smartsheet common stock held by Smartsheet shareholders who are entitled to demand and have properly and validly demanded their statutory rights of appraisal in respect of these shares in compliance in all respects with Chapter 23B.13 of the WBCA (the “Dissenting Shares”) will not be converted into or represent the right to receive the Merger Consideration, but instead will be entitled to receive an amount as may be determined pursuant to Chapter 23B.13 of the WBCA. However, all Dissenting Shares that are held by Smartsheet shareholders who have failed to properly and validly demand or who have effectively withdrawn or otherwise lost their rights to appraisal of these Dissenting Shares under Chapter 23B.13 of the WBCA will no longer be considered to be Dissenting Shares and will be deemed to have been converted into, as of the Effective Time, the right to receive the Merger Consideration, without interest, upon compliance with the applicable procedures set forth in the Merger Agreement with respect to the surrender of certificates representing such shares or the book-entry transfer of shares.

From and after the Effective Time, all shares of Smartsheet common stock will no longer be outstanding and will automatically cease to exist, and will cease to have any rights with respect thereto, except as specified above.
Exchange and Payment Procedures
Prior to or at the Effective Time, Parent will deposit or cause to be deposited with Equiniti Trust Company, LLC (or another U.S. bank or trust company mutually agreed by Parent and Smartsheet in writing) (the “Paying Agent”), an aggregate amount of cash that is sufficient to pay the aggregate Merger Consideration payable at the Closing.
As soon as reasonably practicable after (and in any event not later than the third business day following) the Effective Time, the Paying Agent will send to each holder of record of uncertificated shares of our common stock represented by book-entry form that, immediately prior to the Effective Time, represent shares of our common stock (“Book-Entry Shares”) as of immediately prior to the Effective Time (other than the Canceled Shares or any Dissenting Shares) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of an “agent’s message” regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request), to the Paying Agent) in such form as Parent and Smartsheet may reasonably agree, (ii) a copy of RCW Chapter 23B.13 and all information contemplated thereby, and (iii) instructions for use in effecting the surrender of Book-Entry Shares in exchange for the Merger Consideration.
If any cash deposited with the Paying Agent is not claimed within one year following the Effective Time, such cash will be returned to the Surviving Corporation upon demand. Any holder of Smartsheet common stock who has not complied with the exchange procedures in the Merger Agreement will thereafter look only to Surviving Corporation for payment of any Merger Consideration in respect to such holders’ shares of Smartsheet common stock.
Treatment of Smartsheet Equity Awards
Pursuant to the terms of the Merger Agreement, at the Effective Time:
•Each Vested Company Option will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested Option Consideration (i.e., the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per-share exercise price for such Vested Company Option, by (ii) the total number of shares of our common stock underlying such Vested Company Option), subject to any required withholding of taxes.
•Each Unvested Company Option will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the excess, if any, of (a) the Merger Consideration over (b) the per share exercise price for such Unvested Company Option, by (ii) the total number of shares of our common stock underlying such Unvested Company Option, with such amount subject to any required withholding of taxes.
•Each Company Option, whether vested or unvested, with an exercise price that is equal to or greater than the Merger Consideration will be canceled without any cash payment or other consideration being made in respect of such Company Option.
•Each Vested Company RSU (i.e., a Company RSU that is outstanding as of immediately prior to the Effective Time and is either (i) held by a non-employee member of the Board of Directors (whether vested or unvested) or (ii) vested in accordance with its terms but not yet settled as of the Effective Time) will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested RSU Consideration (i.e., the product obtained by multiplying (a) the total number of shares of our common stock underlying such Vested Company RSU, by (b) the Merger Consideration), subject to any required withholding of taxes.

•Each Unvested Company RSU will be canceled and converted into the contingent right to receive a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the total number of shares of our common stock underlying such Unvested Company RSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
•Each Vested Company PSU will be canceled and converted into the right to receive an amount in cash, without interest, equal to the Vested PSU Consideration (i.e., the product obtained by multiplying (i) the number of shares of our common stock underlying such Vested Company PSU, by (ii) the Merger Consideration), subject to any required withholding of taxes.
•The achievement of applicable performance metrics of each Unvested Company PSU for which the applicable performance period has not been completed, will be determined, prior to the Effective Time in good faith by the Board of Directors or a committee thereof in accordance with the terms of the applicable Company PSU award agreement, with the relative TSR performance metric to be determined as of a date not less than one week nor more than three weeks prior to the Effective Time. Each Achieved Unvested Company PSU will be canceled and converted into a Converted Cash Award with respect to an amount in cash equal to the product obtained by multiplying (i) the number of shares of our common stock underlying such Achieved Unvested Company PSU, by (ii) the Merger Consideration, with such amount subject to any required withholding of taxes.
Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, any Converted Cash Awards converted as described above will vest and become payable at the same time as the Company Equity Award from which such Converted Cash Award was converted would have vested pursuant to its terms and will otherwise remain subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Converted Cash Awards, provided that no such changes shall adversely affect the rights of the applicable holder unless necessary to comply with applicable law).
In addition, the Board of Directors (or a committee thereof administering the ESPP) has taken action so that: (i) participation in the ESPP is limited to those employees who were participants on September 24, 2024; (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on September 24, 2024 or make any separate non-payroll contributions to the ESPP on or following September 24, 2024; (iii) no offering or purchase period will be commenced after September 24, 2024; (iv) the current offering period that commenced on July 1, 2024 will continue and the final purchase and issuance of shares of our common stock for the current offering period will occur as of the earlier of (a) no later than five days prior to the day on which the Effective Time occurs and (b) December 31, 2024 and (v) the ESPP will terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, and subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ESPP). On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant’s payroll withholding account to the purchase of whole shares of our common stock in accordance with the terms of the ESPP, as amended pursuant to the Merger Agreement, and each share purchased thereunder immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the Merger Agreement, subject to withholding of any applicable withholding taxes. Any accumulated contributions of each participant under the ESPP as of immediately prior to the Effective Time will, to the extent not used to purchase shares in accordance with the terms and conditions of the ESPP, as amended pursuant to the Merger Agreement, be refunded to such participant as promptly as practicable following the Effective Time (without interest).

Representations and Warranties
In the Merger Agreement, Smartsheet has made customary representations and warranties to Parent and Merger Sub, which are qualified by information set forth in a confidential disclosure letter of Smartsheet provided to Parent and Merger Sub in connection with the execution of the Merger Agreement and certain disclosures in Smartsheet’s SEC filings publicly available prior to the date of the Merger Agreement, including representations and warranties relating to: qualification, organization, subsidiaries; capitalization; authority to enter, and enforceability of, the Merger Agreement; the requisite Smartsheet shareholder approval to approve the Merger; required governmental authorizations; non-contravention of applicable law and orders and Smartsheet’s organizational documents and contracts; SEC filings, financial statements and internal controls and procedures; the absence of undisclosed liabilities; the absence of a Company Material Adverse Effect (as defined below); the absence of certain changes to the business of Smartsheet since July 31 2024; compliance with laws; investigations and litigation; employee benefits plan and labor matters; taxes; real property; intellectual property and information technology; data privacy and security; material contracts; government contracts; insurance policies; related party transactions; this proxy statement; the opinion of Qatalyst Partners; brokers’ fees; the inapplicability of state takeover laws; environmental matters; and debt.
Each of Parent and Merger Sub has made customary representations and warranties to Smartsheet with respect to, among other matters: qualification, organization, and subsidiaries; authority to enter, and enforceability of, the Merger Agreement; required governmental authorizations; non-contravention of applicable law and orders and Parent’s and Merger Sub’s organizational documents and contracts; financing, including regarding the Equity Commitment Letters and the Debt Financing; the Limited Guaranties; capitalization of Merger Sub; investigations and litigation; this proxy statement; no brokers’ fees; no prior arrangements with Smartsheet; neither is an “acquiring person” within the meaning of the WBCA; solvency; and no approval of Parent’s equityholders required.
Some of the representations and warranties in the Merger Agreement made by Smartsheet are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, a “Company Material Adverse Effect” means fact, circumstance, event, change, occurrence, effect or development that (i) individually or taken together with all other facts, circumstances, events, changes, occurrences, effects or developments, has or would reasonably be expected to have a material adverse effect on the business, assets, operations, results of operations or financial condition of Smartsheet or our subsidiaries, taken as a whole, or (ii) would reasonably be expected to, individually or in the aggregate, prevent or materially delay or materially impair the ability of Smartsheet to satisfy the conditions precedent to the Merger, or consummate the Merger and the other transactions contemplated by the Merger Agreement prior to the End Date, but, with respect to clause (i) only, shall not include facts, circumstances, events, changes, occurrences, effects or developments relating to or resulting from:
•changes in general economic or political conditions or the securities, equity, credit or financial markets, or changes in or affecting domestic or foreign interest or exchange rates;
•any decline in the market price or trading volume of our securities or any change in the credit rating of Smartsheet or any of its securities (provided that the facts and circumstances underlying any such decline or change may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof);
•changes or developments in the industries in which Smartsheet or our subsidiaries operate;
•changes in law or the interpretation or enforcement thereof;
•the execution, delivery or performance of the Merger Agreement or the public announcement or pendency or consummation of the Merger or other transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of Smartsheet or any of our subsidiaries with employees, partnerships, customers or suppliers or governmental entities;
•the identity of Parent, the Buyers or any of their respective affiliates as the acquiror of Smartsheet;

•compliance with the terms of, or the taking or omission of any action expressly required by, the Merger Agreement or consented to or requested by Parent or any of its representatives or compliance of the interoperating covenants;
•any act of civil unrest, mass protest, political instability, political election, insurrection, civil disobedience, war, terrorism, military activity, sabotage, including an outbreak or escalation of hostilities involving the United States or any other governmental entity or the declaration by the United States or any other governmental entity of a national emergency or war, or any worsening or escalation of any such conditions threatened or existing on the date of the Merger Agreement;
•any hurricane, tornado, flood, earthquake, natural disasters, acts of God or other comparable events,
•any pandemic, epidemic or disease outbreak or other comparable events;
•changes in GAAP or the interpretation or enforcement thereof;
•any litigation from Smartsheet shareholders relating to or resulting from the Merger Agreement or the transactions contemplated thereby or any exercise of appraisal or dissenters’ with respect to the Merger,
•any failure to meet internal or published projections, forecasts, guidance or revenue or earning predictions (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof); or
•the availability or cost of equity, debt or other financing to Parent or Merger Sub (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof); except, with respect to the first, third, fourth, eighth, ninth, tenth, and eleventh bullets listed above, if the impact thereof is disproportionately adverse to Smartsheet and our subsidiaries, taken as a whole, relative to the operations of other participants operating in the industries in which Smartsheet and our subsidiaries operate, the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect.
Conduct of Business
The Merger Agreement provides that, during the period from the date of the Merger Agreement until the earlier of the valid termination of the Merger Agreement and the Effective Time (the “Pre-Closing Period”), except (i) as required by applicable law, (ii) with the prior written consent of Parent, (iii) expressly required by the Merger Agreement, or (iv) as set forth in the confidential disclosure letter of Smartsheet provided to Parent and Merger Sub in connection with the execution of the Merger Agreement, Smartsheet will, and will cause its subsidiaries to, use reasonable best efforts to:
•conduct its operations in all material respects in the ordinary course of business consistent with past practices; and
•preserve intact in all material respects its existing business organization and business relationships (including our relationships with governmental entities, customers, partners, suppliers, creditors, licensors, licensees, lessors, and other persons with whom we have significant business dealings).

The Merger Agreement also contains specific covenants restricting Smartsheet and each of its subsidiaries from taking certain actions during the Pre-Closing Period (subject to the same exceptions listed above and certain additional exceptions specified in the Merger Agreement) including, among other things, not to:
•declare, set aside, make, authorize, set a record date for, or pay any dividends on our outstanding capital stock, except dividends and distributions paid by our subsidiaries to us or to any of our wholly-owned subsidiaries;
•permit any of our subsidiaries to, adjust, split, subdivide, repurchase, redeem, combine or reclassify any of their capital stock or other ownership interests, or authorize the issuance of any other securities in substitution for shares of their capital stock, except for any such transaction by one of our wholly owned subsidiaries that remains so after consummation of such transaction;
•except as required under the existing terms of the Company benefit plan or a collective bargaining agreement, (i) increase or decrease the compensation or other benefits payable or provided to our current or former independent contractors, directors or employees, (ii) enter into any employment, change of control, severance or retention agreement or other compensation or benefit agreement with any of our current or former employees (except for at-will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment periods or rights no greater than required by applicable law) entered into with new hires of employees in the ordinary course of business (provided that such hires are otherwise permitted by the Merger Agreement)), (iii) enter into any consulting agreement or other compensation or benefit agreement with any of our current or former independent contractor (except for consulting agreements that are terminable without liability on no more than 30 days’ notice), (iv) enter into any agreement to employ or engage contingent workers outside of the United States, (v) grant any new change of control, severance, retention, pension or other cash compensation or benefits in respect of, or accelerate (or commit to accelerate) the funding, vesting, or payment of any compensation or benefit for, any of our current or former independent contractors, directors or employees, (vi) grant any new equity or equity-based compensation or benefits in respect of any of our current or former independent contractor, director or employee, or (vii) except as provided under clause (ii), enter into, adopt, amend, terminate or increase the coverage or benefits available under any Company benefit plan (or other compensation or benefit plan, program, agreement or arrangement that would be a Company benefit plan if in effect on the date of the Merger Agreement), other than, in the case of clause (vii), changes made in the ordinary course of business in conjunction with annual renewals of group welfare benefits;
•(i) hire or engage any person, in each case, with an annual base salary or wages (or, in the case of non-employee service providers, equivalent compensation), of $250,000 or more, or (ii) promote or terminate (without cause), furlough, or temporarily layoff any employee or independent contractor at the level of Vice President or above (or, in the case of non-employee service providers, compensation of $250,000 or more);
•materially change financial accounting policies or procedures or any of our methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or SEC rule or policy;
•adopt any amendments to our or any of our subsidiaries’ certificate of incorporation or bylaws or any other similar organizational document other than immaterial amendments to such organizational documents of our subsidiaries;
•except for transactions among us and our wholly-owned subsidiaries or among our wholly-owned subsidiaries, issue, sell, assign, pledge, transfer, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of our or their capital stock or other ownership or equity or equity-based interests of Smartsheet or our subsidiaries or any securities convertible into, exercisable for, exchangeable or measured by reference to for any such shares or ownership interests or take any action to cause to be vested any otherwise unvested Company Equity Award (except as required by the express terms of any such Company Equity Award on the date of the Merger Agreement or entered into following the date of the Merger Agreement in compliance with the Merger Agreement), other than (i) issuances of shares of our common stock in respect of any exercise of or settlement of Company Equity Awards in accordance with the terms thereof, (ii) any permitted liens, and (iii) as required by the existing terms of the ESPP;
•except for transactions solely among us and our wholly-owned subsidiaries or among our wholly-owned subsidiaries, adjust, reclassify, combine, split, subdivide, purchase, repurchase, redeem or otherwise acquire any shares of our or their capital stock or any rights, warrants or options to acquire any such shares, other than the acquisition of shares of our common stock from a holder of a Company Equity Award upon the vesting, settlement, or sale thereof in satisfaction of withholding obligations or, in the case of Company Options, in payment of the exercise price thereof in accordance with the existing terms of such Company Equity Awards;
•incur, amend, guarantee or become liable for, any indebtedness for borrowed money, except for (i) any indebtedness solely among us and our wholly owned subsidiaries or among our wholly owned subsidiaries, (ii) guarantees or credit support provided by us or any of our wholly owned subsidiaries for indebtedness of us or any of our wholly owned subsidiaries, to the extent such indebtedness is (a) in existence on the date of the Merger Agreement and made available to Parent prior to the date of the Merger Agreement, or (b) incurred in compliance with this interim operating covenant, in the ordinary course of business, and (iii) indebtedness incurred in accordance with revolving credit agreements in effect prior to the execution of the Merger Agreement;
•sell, lease, license, or otherwise dispose of, its material properties or assets, including the capital stock of our subsidiaries, in each case in excess of $75,000 individually or $500,000 in the aggregate, other than (i) sales of our products or services in the ordinary course of business, (ii) non-exclusive licenses of our intellectual property that are otherwise permitted by this covenant, (iii) dispositions of obsolete equipment in the ordinary course of business, and (iv) transactions solely among us and our subsidiaries or solely among our wholly owned subsidiaries;
•(i) terminate, modify, amend or expressly waive any claims or rights under any Company Material Contract in a manner that is adverse to us and our subsidiaries, other than in the ordinary course or business or as otherwise contemplated by the applicable covenant in the Merger Agreement, or (ii) enter into any contract that would have been a Company Material Contract had it been entered into prior to the date of the Merger Agreement, other than Company Material Contracts that (a) do not contain certain restrictive terms, are not for cloud computing services and valued in excess of $5,000,000, are not with material partners and valued in excess of $5,000,000, and do not involve the grant of an exclusive license, restrict our use of intellectual property or involve placing our source code into escrow, and (b) are entered into in the ordinary course of business (including automatic renewals);
•settle or pay any pending or threatened legal proceeding (except with respect to litigation from our shareholders or regarding dissenters’ rights, which are addressed otherwise), with a monetary settlement value resulting in a payment in excess of $250,000 individually or $2,000,000 in the aggregate;
•make capital expenditures other than capital expenditures (i) not in excess of $1,000,000 individually or $3,000,000 in the aggregate in any 12-month period, or (ii) as otherwise contemplated by the capital expenditure budget set forth in our confidential disclosure letter delivered to Parent and Merger Sub;
•adopt or enter into a plan of liquidation or other reorganization of us or any of our subsidiaries;
•make any entity Tax classification election or other material Tax election, surrender any claim for a refund of material Taxes, enter into any closing agreement with respect to material Taxes, file a material amended Tax Return, settle or compromise any material Tax Liability or any audit or proceeding relating to material Taxes, request or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment in respect of material Taxes (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business), or knowingly fail to pay any material Tax that becomes due and payable (including estimated tax payments);
•make any acquisition of or any investment in any other person or material assets or division thereof, in each case, except for (i) purchases of inventory and supplies, or (ii) capital expenditures that are permitted hereunder;
•enter into any collective bargaining agreement or similar agreement with any labor organization;
•recognize or certify any labor union, labor organization or works council;
•implement employee layoffs, reductions in force or other such actions, that would implicate notification requirements pursuant to the WARN Act;
•waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any of our current or former employees or independent contractors;
•enter into any agreement covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant thereto;
•make any loans or investments in any other person, except for extensions of credit to customers, and advances to our service providers or directors for travel and other business-related expenses;
•sell, license, abandon, or otherwise dispose of any of our material intellectual property, other than (i) non-exclusive licenses of our intellectual property in the ordinary course of business, (ii) the disclosure of any trade secrets pursuant to confidentiality obligations, or (iii) the expiration of our intellectual property rights at the end of its maximum statutory term;
•place into escrow any of our material software source code owned by us or our subsidiaries, except (i) as required by an existing contract as of the date of the Merger Agreement date hereof or (ii) to the extent such source code is released as open-source software in the ordinary course of business;
•enter into any new material line of business;
•modify its privacy policies, or any safeguards related to privacy or data security, except to remediate any security issue, to enhance data security or integrity, or as otherwise directed or required by a governmental entity;
•purchase any real property; lease any new real property, or amend, modify or terminate any of our leases; or
•authorize, commit or agree to, or to enter into any agreement, to take any of the foregoing actions.
Notwithstanding the foregoing, nothing in the Merger Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of Smartsheet or our subsidiaries prior to the Effective Time.
The Go-Shop Period — Solicitation of Other Offers
The Merger Agreement provides that, from the date of the Merger Agreement until 11:59 p.m. Pacific Time on November 8, 2024 (such date, the “No-Shop Period Start Date”), Smartsheet, our subsidiaries, and our and their respective representatives have the right to, solely with respect to any third person that is not a No-Shop Party (as defined in this section of this proxy statement below): (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Alternative Acquisition Proposal (as defined in this section of this proxy statement below); (ii) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement (as defined in this section of this proxy statement below), furnish to any third party (and its representatives subject to the terms and obligations of such Acceptable Confidentiality Agreement applicable to such third party) any non-public information relating to Smartsheet or our subsidiaries or afford to any such third party (and such representatives) access to the business, properties, assets, books, records, or other non-public information, or to any personnel, of Smartsheet or our subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to an Alternative Acquisition Proposal; provided that Smartsheet will promptly (and in any event within 24 hours) make available to Parent any such non-public information concerning Smartsheet or our subsidiaries that is provided to any such third party or its representatives that was not previously provided to Parent or its representatives; and (iii) participate or engage in discussions or negotiations with any such third party (and such representatives) with respect to an Alternative Acquisition Proposal.
If we terminate the Merger Agreement prior to 11:59 p.m. Pacific Time on November 8, 2024 to enter into a definitive agreement with respect to a Superior Proposal received from an Excluded Party, then we would be required to pay a termination fee of $125,000,000 to Parent; upon any other termination of the Merger Agreement to enter into a definitive agreement with respect to a Superior Proposal, we would be required to pay a termination fee of $250,000,000 to Parent. For more information please see the section of this proxy statement captioned “— Expenses — Termination Fees.”
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means an agreement with us that is either (i) in effect as of the date the Merger Agreement was entered into, or (ii) executed, delivered and effective after the date the Merger Agreement was entered into, in either case containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receive non-public information of or with respect to Smartsheet and/or our subsidiaries to keep such information confidential; provided, however, that, with respect to such agreements executed and delivered following the execution and delivery of the Merger Agreement, the provisions contained therein relating to the confidential treatment of information and the use thereof are not materially less restrictive in the aggregate to such counterparty (and any of its affiliates and representatives named therein) than the terms of the non-disclosure letter agreement entered into between us and each of the Buyers (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Alternative Acquisition Proposal) and that such agreement does not contain provisions which prohibit us from providing any information to Parent in accordance with the Merger Agreement.
“Alternative Acquisition Proposal” means any offer, proposal or indication of interest made by any person or group of persons (other than Parent or Merger Sub or their respective Affiliates) relating to or concerning (i) a merger, reorganization, share exchange, consolidation, tender offer, business combination, recapitalization, liquidation, dissolution or similar transaction involving Smartsheet, in each case, as a result of which the shareholders of Smartsheet immediately prior to such transaction would cease to own at least 80% of the total voting power of Smartsheet or the surviving entity (or any direct or indirect parent company thereof), as applicable, immediately following such transaction, (ii) the direct or indirect acquisition by any person of assets constituting or accounting for more than 20% of the consolidated assets, revenue, or net income of Smartsheet and our subsidiaries, on a consolidated basis (including equity interests in any of our subsidiaries), or (iii) the direct or indirect acquisition by any person of more than 20% of the outstanding shares of our common stock or securities representing more than 20% of the total voting power of Smartsheet.
“Excluded Party” means any person (i) who is not a No-Shop Party, (ii) from whom we received a written Alternative Acquisition Proposal prior to the No-Shop Period Start Date, and (iii) whose Alternative Acquisition Proposal the Board of Directors determines in good faith, after consultation with its outside financial advisors and legal counsel, either to be a Superior Proposal or an Alternative Acquisition Proposal that could reasonably be expected to lead to or result in a Superior Proposal; provided, however, that a third person will immediately cease to be an Excluded Party (and the provisions of the Merger Agreement applicable to Excluded Parties will cease to apply with respect to such third person) if (a) the Alternative Acquisition Proposal is withdrawn by such third person, or (b) such Superior Proposal or Alternative Acquisition Proposal, in the good faith determination of the Board of Directors, after consultation with its outside financial advisors and legal counsel, no longer is or could no longer be reasonably expected to lead to a Superior Proposal, as applicable.
“No-Shop Party” means any person or group of persons, or any Affiliate thereof, who (i) entered into a confidentiality agreement between March 31, 2024 and the date of the Merger Agreement with us with respect to such third person’s consideration and evaluation of any transaction with or involving Smartsheet of a type described in the definition of “Alternative Acquisition Proposal,” (ii) held discussions or negotiations with Smartsheet, our subsidiaries, and our and their respective representatives with respect to such person’s consideration and evaluation of any such transaction, and (iii) received confidential information from or on behalf of Smartsheet relating to such third person’s consideration and evaluation of any such transaction.
“Superior Proposal” means a bona fide written Alternative Acquisition Proposal substituting in the definition thereof “80%” for “20%” in each place each such phrase appears, that (i) was not solicited in violation of the non-solicitation obligations contained in the Merger Agreement, and (ii) the Board of Directors determines in good faith, after consultation with Smartsheet’s outside legal counsel and financial advisors, and considering such factors as the Board of Directors considers to be appropriate (including (a) all legal, regulatory and financial aspects of the proposal (including certainty of closing) and the identity of the third person making the Alternative Acquisition Proposal and the likelihood that such Alternative Acquisition Proposal will be consummated in accordance with its terms and (b) any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination in accordance with the change of recommendation provisions of the Merger Agreement), to be more favorable to us and our shareholders than the transactions contemplated by the Merger Agreement.
The No-Shop Period — No Solicitation of Other Offers
Smartsheet has agreed pursuant to the terms of the Merger Agreement, (i) from the execution of this Agreement to the earlier to occur of the Termination Date and the Effective Time with respect to any No-Shop Party, and (ii) from the No-Shop Period Start Date until the earlier to occur of the Termination Date and the Effective Time, with respect to any other person, that Smartsheet must (a) terminate any discussions or negotiations with such a third party and their representatives, (b) promptly request the prompt return or destruction of all non-public information concerning Smartsheet or our subsidiaries previously furnished to any such No-Shop Party or any other person who entered into a confidentiality agreement during the Go-Shop Period with respect to its consideration of an Alternative Acquisition Proposal, (c) cease providing any further information with respect to Smartsheet or any Alternative Acquisition Proposal to any such person or its Representatives, and (d) terminate all access granted to any such person and its Representatives to any physical or electronic data room.
In addition, we have agreed that, (i) from the execution of the Merger Agreement to the earlier to occur of the Termination Date and the Effective Time with respect to any No-Shop Party, and (ii) from the No-Shop Period Start Date until the earlier of the Termination Date and the Effective Time, with respect to any other person, Smartsheet or our subsidiaries will not (a) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (b) furnish to any such third party any non-public information relating to Smartsheet or our subsidiaries or afford to any third party access to the business, properties, or other non-public information, or to any personnel, of Smartsheet or our subsidiaries, with the intent to induce the making or submission of, or to knowingly encourage, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal or any inquiries that would reasonably be expected to lead to, an Alternative Acquisition Proposal; (c) participate or engage in discussions or negotiations with any third party with respect to any inquiry or proposal that would reasonably be expected to lead to an Alternative Acquisition Proposal; (d) approve or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (v) negotiate or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement, or other contract relating to an Alternative Acquisition Proposal, other than an Acceptable Confidentiality Agreement; or (e) authorize or commit to do any of the foregoing.

In addition, under certain specified circumstances, at any time prior to the approval of the Merger Agreement by our shareholders, if we receive an Alternative Acquisition Proposal from a third party that was not received in response to, or as a result of, any material breach of our non-solicitation obligations pursuant to the Merger Agreement, Smartsheet may, directly or indirectly through one or more of its representatives (including its financial advisor and outside legal counsel), (i) participate or engage in discussions or negotiations with, furnish any non-public information relating to Smartsheet or our Subsidiaries to, or afford access to the business, properties, or other non-public information, or to any personnel, of Smartsheet or our subsidiaries pursuant to an Acceptable Confidentiality Agreement to any person that has made or delivered to Smartsheet an Alternative Acquisition Proposal after the execution of the Merger Agreement that did not result from a breach of our non-solicitation obligations under the Merger Agreement, and (ii) otherwise facilitate such Alternative Acquisition Proposal or assist such person with such Alternative Acquisition Proposal, if requested by such person; provided that our Board of Directors has determined in good faith, after consultation with outside legal counsel and financial advisors, that such Alternative Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and the Board of Directors has determined in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to take such actions in respect of such Alternative Acquisition Proposal would be inconsistent with its fiduciary duties under applicable law; provided further that we promptly provide to Parent and Merger Sub (and their respective representatives) any information or data that is provided to such third party that was not previously made available to Parent or Merger Sub (and in any event within 24 hours thereof).
Both during the Go-Shop Period and after the No-Shop Period Start Date but prior to the approval of the Merger Agreement by our shareholders, we are not entitled to terminate the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal unless we comply with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a four business day period in an effort to amend the terms and conditions of the Merger Agreement and/or the Equity Commitment Letters, so that such Superior Proposal no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.
From the date of the Merger Agreement until the Termination Date, Smartsheet will promptly (and in any event within 24 hours following the receipt thereof), notify Parent in writing of any inquiries, offers or proposals that constitute or would reasonably be expected to lead to or result in an Alternative Acquisition Proposal, which shall include a summary of the material terms and conditions thereof (and, thereafter, any material developments to the terms thereof) and the person or group making such inquiry, offer or proposal.
The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal will result in the payment by us of a termination fee to Parent of either (i) $125,000,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on November 8, 2025 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party and we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal, or (ii) $250,000,000, in the case of any other such termination.
The Board of Directors’ Recommendation; Company Board Recommendation Change
As described above, and subject to the provisions described below, the Board of Directors has made the recommendation that our shareholders vote “FOR” the proposal to approve the Merger Agreement. The Merger Agreement provides that the Board of Directors will not effect a Recommendation Change (as defined below) except as described below.
Prior to the adoption of the Merger Agreement by our shareholders, the Board of Directors may not take any action described in the following (any such action, a “Recommendation Change”):
•withhold, withdraw, amend, qualify, or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Recommendation in a manner adverse to Parent;

•adopt, approve, endorse, recommend or otherwise declare advisable an Alternative Acquisition Proposal;
•following the public announcement of an Alternative Acquisition Proposal, fail to publicly reaffirm the Company Recommendation within 10 business days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two occasions with respect to any Alternative Acquisition Proposal);
•take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer within 10 business days after commencement thereof, other than a recommendation against such offer or a “stop, look and listen” communication by the Board of Directors (or a committee thereof) to our shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); or
•fail to include the Company Recommendation in this proxy statement.
Nothing contained in the Merger Agreement will prohibit Smartsheet or the Board of Directors (or a committee thereof) from (i) taking and disclosing to our shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look, and listen” communication by the Board of Directors (or a committee thereof) to our shareholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any person of the existence of the non-solicitation provisions contained in the Merger Agreement; or (iv) making any disclosure to our shareholders (including regarding the business, financial condition or results of operations of the Company and its subsidiaries) that the Board of Directors (or a committee thereof) has determined to make in good faith in order to comply with applicable law, regulation, or stock exchange rule or listing agreement and will not limit or otherwise affect the obligations of Smartsheet or the Board of Directors (or any committee thereof) and the rights of Parent under the Merger Agreement.
Notwithstanding the restrictions described above, prior to the approval of the Merger Agreement by our shareholders, the Board of Directors may effect a Recommendation Change if (i) there has been an Intervening Event (as defined below), or (ii) we have received a Superior Proposal, in each case, that the Board of Directors has determined in good faith (after consultation with its outside legal counsel and financial advisors) that the failure to effect a Recommendation Change would be inconsistent with its fiduciary duties under applicable law.
The Board of Directors may only effect a Recommendation Change or authorize us to terminate the Merger Agreement for an Intervening Event if the Board of Directors determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law and:
•we have provided prior written notice to Parent at least four business days in advance of our intent to effect a Recommendation Change, which notice will specify the applicable Intervening Event in reasonable detail and the rationale for the Recommendation Change;
•prior to effecting such Recommendation Change, Smartsheet and its representatives, during such four business day period, must have (i) negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement, and after taking into account any revisions to the terms of the Merger Agreement proposed by Parent, the Board of Directors (or a committee thereof) determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that the failure to make a Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (ii) permitted Parent and its Representatives to make a presentation to the Board of Directors regarding the Merger Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation); provided that upon any material changes to the Intervening Event, Smartsheet will be required to deliver a new written notice to Parent and to comply with the applicable requirements under the Merger Agreement with respect to such new written notice (it being understood that four business day period will now be three business days).
For purposes of this proxy statement, an “Intervening Event” has the meaning set forth in the Merger Agreement, and means that the Board of Directors (or a committee thereof) may effect a Recommendation Change pursuant to the first, third, or fifth bullets of the definition of Recommendation Change only in response to any material event or development or material change in circumstances with respect to Smartsheet and our subsidiaries that was (i) not actually known to, or reasonably foreseeable to, the Board of Directors as of the date of the Merger Agreement (or if known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement, the material consequences of which were not known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement), which became known to the Board of Directors after the date of the Merger Agreement but prior to the approval of our shareholder; and (ii) does not relate to (a) any Alternative Acquisition Proposal; (b) the mere fact, in and of itself, that Smartsheet meets or exceeds any internal or published or third-party projections, forecasts, estimates or predictions of revenue, earnings, or other financial or operating metrics for any period ending on or after the date of the Merger Agreement, or changes after the date hereof in the market price or trading volume of our common stock or the credit rating of Smartsheet (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account); or (c) any change resulting primarily from a breach of the Merger Agreement by Smartsheet or our subsidiaries.
In addition, the Board of Directors may only effect a Recommendation Change or authorize us to terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal substantially concurrently with the termination of the Merger Agreement if:
•the Board of Directors has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties under applicable law;
•we have complied in all material respects with its obligations pursuant to the Merger Agreement with respect to such Superior Proposal;
•we have provided prior written notice to Parent at least four business days in advance to the effect that the Board of Directors (or a committee thereof) has (i) received a bona fide written Alternative Acquisition Proposal that has not been withdrawn; (ii) concluded in good faith (after consultation with its financial advisor and legal counsel) that such Alternative Acquisition Proposal constitutes a Superior Proposal; and (iii) resolved to effect a Recommendation Change or to terminate this Agreement pursuant to this bullet absent any revision to the terms and conditions of the Merger Agreement, which notice will specify the basis for such Recommendation Change or termination, including the identity of the person making such Alternative Acquisition Proposal, the status of discussions relating to such Alternative Acquisition Proposal, the material terms and conditions thereof and unredacted copies of such Alternative Acquisition Proposal and all written requests, proposals, offers, agreements and other relevant documents (including, among others, all financing commitments) relating to such Alternative Acquisition Proposal;
•prior to effecting such Recommendation Change or termination, Smartsheet during such four business day Period, must have (i) permitted Parent to make a presentation to the Board of Directors regarding the Merger Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), and (ii) negotiated with Parent in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of the Merger Agreement so that such Alternative Acquisition Proposal would cease to constitute a Superior Proposal; provided in the event of any change to the form or amount of consideration or any other material revisions to such Alternative Acquisition Proposal, Smartsheet must deliver a new written notice to Parent and to comply with the applicable requirements under the Merger Agreement with respect to such new written notice;
•at the end of the applicable notice period, the Board of Directors (or a committee thereof) concludes in good faith that such revised, if applicable, Alternative Acquisition Proposal remains a Superior Proposal and that failing to effect a Recommendation Change or terminate the Merger Agreement pursuant to the applicable requirements under the Merger Agreement would be inconsistent with its fiduciary duties pursuant to applicable Law; and
•in the event of any termination of the Merger Agreement in order for Smartsheet to enter into a definitive agreement with respect to a Superior Proposal, Smartsheet will have validly terminated the Merger Agreement, including paying to Parent a termination fee of either (i) $125,000,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on November 8, 2025 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party and we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal, or (ii) $250,000,000, in the case of any other such termination.
In the event of any material amendments or modifications to such Alternative Acquisition Proposal, we are required to deliver a new written notice to Parent and to comply with the requirements of the Merger Agreement with respect to such new written notice (it being understood that the four business day period shall be three business days with respect to such new written notice).
Regulatory Filings
Each of Parent and Merger Sub, on the one hand, and Smartsheet, on the other hand, agreed to file with the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”), a Notification and Report Form relating to the Merger Agreement and the Transactions (the “HSR Filings”) as required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), promptly, and in no event later than 10 business days after the date of the Merger Agreement.
Each of Parent and Smartsheet has agreed to (i) as soon as reasonably practicable after the date of the Merger Agreement, file any and all notification and report forms required under other applicable laws in certain jurisdictions set forth in our confidential disclosure letter with respect to the Merger and the Transactions, (ii) cooperate and coordinate with the other in the making of the HSR Filings and the filings described in clause (i), and will not (and shall permit any of their respective Affiliates, as applicable, to) withdraw any filing, or commit to or agree with any governmental entity to stay, toll, or extend, any applicable waiting period without the prior written consent of the other party (not to be unreasonably withheld, conditioned or delayed), and (iii) promptly make an appropriate response to any request by a governmental entity for any additional information or documents pursuant to any law. Parent and Merger Sub shall use reasonable best efforts to (a) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the Transactions, or (b) avoid the entry of any order or judgment that would prohibit or delay the consummation of the Transactions, so as to enable the parties to close the Transactions as soon as reasonably practicable (but in no event later than the End Date). In the event that any information in the filings submitted pursuant to the Merger Agreement, the parties shall maintain the confidentiality of the same, and the parties shall seek authorization from the applicable governmental entity to withhold such information from public view. In no event will Parent, Merger Sub, or any of Parent’s Affiliates or subsidiaries be obligated to take any action with respect to any of Parent’s Affiliates (excluding Parent and Merger Sub), including any investment funds or investment vehicles affiliated with, or managed and advised by, Blackstone Inc. or Vista Equity Partners, and (c) any portfolio company (as such term is commonly understood in the private equity industry) or investment of Blackstone Inc. or Vista Equity Partners or of any such investment funds or investment vehicles, or any interests therein).
Smartsheet, Parent, and Merger Sub will use reasonable best efforts to cooperate and consult with each other in connection with the making of all registrations, filings, notifications, substantive written or oral communications and submissions pursuant to the Merger Agreement, and, subject to applicable law and the instructions of any governmental entity, Smartsheet, on the one hand, and Parent and Merger Sub, on the other hand, shall keep each other apprised of the status of matters relating to the completion of the Transactions, including furnishing the other with copies of (or, in the case of oral communications, advise the other party of) notices or other substantive communications received by Smartsheet or Parent, as the case may be, or any of our or their respective subsidiaries, from any third party and/or any governmental entity with respect to the Transactions. Subject to applicable law relating to the exchange of information, Smartsheet, on the one hand, and Parent and Merger Sub, on the other hand, shall permit counsel for the other party reasonable opportunity to review in advance, and consider in good faith the views of the other party in connection with, any proposed notifications, filings, or written or oral communications to any governmental entity. Each of Smartsheet, Parent, and Merger Sub (i) agrees not to participate in any meeting or discussion, either in person or by telephone or videoconference, with any governmental entity in connection with the Transactions unless it consults with the other party in advance and, to the extent not prohibited by such governmental entity, gives the other party the opportunity to attend and participate; and (ii) in the event one such party is prohibited by the applicable Governmental Entity from participating or attending any such meeting or discussion, the attending party agrees to keep such non-participating Party reasonably apprised with respect thereto.
In furtherance and not in limitation of the foregoing covenants, if any administrative or judicial action or proceeding, including any proceeding brought by any governmental entity or by a private party, is instituted challenging the Merger as violative of any law, each of Smartsheet, Parent and Merger Sub shall (i) contest and resist any such proceeding; (ii) seek to have vacated, lifted, reversed or overturned any injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger; and (iii) reasonably cooperate in all respects with each other with respect to the foregoing clauses (i) and (ii).
Parent has agreed that neither it nor any of Merger Sub, BX IX, or VEPF VIII will, from the date of the Merger Agreement until the Termination Date or Effective Date, acquire or agree to acquire by merger or consolidation with, or by purchasing a portion of the assets of or equity in, any person, in each case that would require a filing under the HSR Act or other Antitrust and Foreign Investment Law if the entry of a definitive agreement with respect to the foregoing would reasonably be expected to prevent, materially delay, or materially impair Parent’s ability to obtain the approval of any governmental authority under any antitrust laws or the expiration or termination of any applicable waiting period with respect to the Transactions.
Shareholders’ Meeting
Smartsheet has agreed to take all action necessary in accordance with applicable law, NYSE requirements and Smartsheet’s organizational documents to establish a record date for, duly give notice of, convene and hold the Company Shareholders’ Meeting as soon as reasonably practicable (and in no event later than the forty-fifth (45th) day) following the mailing of this proxy statement for the purpose of voting upon the adoption of the Merger Agreement and the approval of the Merger. Once established, Smartsheet will not change the record date for the Company Shareholders’ Meeting without the prior written consent of Parent.
Public Statements and Disclosure
Each of Smartsheet and Parent has agreed that the Company, Parent, and Merger Sub shall consult with each other before issuing any public release or public announcement with respect to the Merger Agreement or the Transactions and will not issue any such press release or public announcement prior to consulting with the other parties, subject to certain exceptions, including among others, except as required by applicable law or applicable stock exchange rules or regulations or any listing agreement, in which case the party required to make the release or announcement will use its reasonable best efforts to consult with the other party, and give good faith consideration to any input received, prior to the time such disclosure is so required to be issued.
Directors’ and Officers’ Indemnification and Insurance
The Merger Agreement provides for certain indemnification, expense advancement and exculpation rights from and after the Effective Time in favor of each current and former director and officer of Smartsheet and our subsidiaries (each, a “D&O Indemnitee”) with respect to matters existing or occurring at or prior to the Effective Time. In addition, Parent has agreed to cause the Surviving Corporation, (i) to maintain for a period of not less than six years from the Effective Time provisions in the respective articles of incorporation, bylaws and other organizational documents of Smartsheet and our subsidiaries concerning the indemnification and exculpation (including provisions relating to expense advancement) of the D&O Indemnitees, providing substantially equivalent benefits to those persons as the provisions of the articles of incorporation, bylaws, indemnification agreements, and other organizational documents of Smartsheet and our subsidiaries, provide, as applicable, in each case, as of the date of the Merger Agreement, and (ii) not to amend, repeal, or otherwise modify such provisions in any respect that would adversely affect the rights of D&O Indemnitee thereunder, in each case, except as required by applicable law.
Smartsheet shall purchase a six year prepaid, non-cancelable “tail” policy on Smartsheet’s current policies of directors’ and officers’ liability insurance on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by Smartsheet and our subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the Transactions contemplated by the Merger Agreement (a “Tail Policy”). In no event will Parent or the Surviving Corporation be required to expend for such policies an aggregate or total premium amount in excess of 350% of the last annual premium paid by Smartsheet prior to the date of the Merger Agreement (the “Maximum Premium”). If no such Tail Policy is available for less than the Maximum Premium, then Smartsheet or the Surviving Corporation shall obtain as much coverage as reasonably practicable for the Maximum Premium.
In the event that Parent or the Surviving Corporation consolidates with or merges into any other person in which Parent or the Surviving Corporation is not the continuing or surviving corporation or entity in such consolidation or merger, or transfers all or substantially all of its properties and assets to any person, then Parent shall cause the successors and assigns of Parent or the Surviving Corporation, as the case may be, to assume the obligations set forth above to the D&O Indemnitees.
Shareholder Litigation
Smartsheet has agreed to keep Parent reasonably informed of the status of, and cooperate with Parent in connection with, any shareholder litigation or similar proceeding against the Company or its directors or officers relating to the Transactions (the “Merger Litigation”). In addition, Smartsheet (i) shall give Parent a reasonable opportunity to participate in the defense or settlement of any such Merger Litigation, (ii) shall consult in good faith with Parent with respect to the defense, settlement, and prosecution of any Merger Litigation, and (iii) shall not settle, or offer to settle, any such Merger Litigation without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed).
Employee Matters
For the period commencing on the Effective Time and ending on the earlier of (i) the first anniversary of the Effective Time or (ii) the date of termination of such employee (such earlier period, the “Continuation Period”), Parent has agreed to provide each current Smartsheet employee as of the Effective Time who continues employment following the Effective Time (a “Continuing Employee”) with: (a) base compensation and target annual or short-term cash incentive opportunities (including target short-term commission-based cash incentive opportunities) that, in each case, are no less favorable than were provided to the Continuing Employee immediately before the Effective Time, and (b) employee benefits (other than stock purchase plans, change in control, transaction, nonqualified deferred compensation, defined benefit pension, or post-employment welfare plans or arrangements) that are substantially comparable in the aggregate to those that were provided to the Continuing Employee immediately before the Effective Time under Smartsheet’s benefit plans. In addition, Parent will cause the Surviving Corporation to provide to each Smartsheet employee whose employment terminates during the Continuation Period under circumstances that would give rise to cash severance pay, vesting acceleration or benefits under the existing terms of certain Company benefit plans designated as a severance plan, policy or practice (the “Company Severance Plans”), cash severance pay, vesting acceleration or benefits equal to those under the Company Severance Plans.
Debt Financing
Prior to the Effective Time, subject to the limitations set forth in the Merger Agreement, each of Smartsheet and our subsidiaries will provide or use its reasonable best efforts to, and will use its reasonable best efforts to cause its respective officers, employees, and other representatives with appropriate seniority and expertise to, provide, as applicable, cooperation reasonably requested by Parent and Merger Sub, at Parent’s sole cost and expense, in connection with any debt financing arrangements of Parent or Merger Sub in connection with the Transactions (the

“Debt Financing”). Smartsheet’s obligations include, but are not limited to, reasonably cooperating with the marketing and due diligence efforts for any of the Debt Financing, providing reasonable assistance with the timely preparation of documents required in connection with or proper for the Debt Financing, and facilitating the granting of a security interest in and pledging of collateral, in each case, subject to the limitations set forth in the Merger Agreement.
The Merger Agreement does not require Smartsheet or any of our subsidiaries to, in connection with the Debt Financing, (i) pass resolutions or consents to approve or authorize the execution of the Debt Financing, except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing; (ii) execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is not contingent upon the Closing; (iii) pay any commitment or other similar fee or incur any other expense, liability, or obligation in connection with the Debt Financing prior to the Closing; (iv) require the Company or any of its Affiliates to provide access to or disclose information that the Company or any of its Affiliates reasonably determines would jeopardize any attorney-client privilege; or (v) provide any information that is not reasonably available to Smartsheet under its current reporting system or maintained in the ordinary course of business (except with respect to historical financial statements, historical financial data, pro forma financial statements, and pro forma financial data required pursuant to the Debt Financing).
Obtaining the Debt Financing is not a condition to the Closing.
Conditions to the Merger
The respective obligations of Parent, Merger Sub, and Smartsheet to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law, except with respect to the approval of the Merger Agreement by Smartsheet’s shareholders, which is not waivable) of each of the following conditions:
•the approval of the Merger Agreement by Smartsheet shareholders;
•the absence of any legal restraints restraining, enjoining, preventing, prohibiting or otherwise making illegal the consummation of the Merger or the Transactions;
•the expiration or termination of any applicable waiting period under the HSR Act and any commitment to, or agreement with, any governmental authority not to close the Transactions before a certain date.
•the receipt of certain foreign antitrust and foreign direct investment, approvals, clearances and consents.
In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Parent:
•the representations and warranties of Smartsheet (other than the representations and warranties in the next three bullets) set forth in the Merger Agreement shall be true and correct in all respects (without giving effect to Company Material Adverse Effect or similar qualifications set forth therein) as if made as of the date of the Merger Agreement and as of the Closing as if made at and as of the Closing (except to the extent any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not reasonably be expected to have a Company Material Adverse Effect;
•the representations and warranties of Smartsheet relating to certain aspects of Smartsheet’s qualification, organization, and subsidiaries, corporate authority, required shareholder approval for Smartsheet to consummate the Merger, compliance with Smartsheet’s organizational documents, bankers’ opinion, brokers, and anti-takeover laws and that (i) are not qualified by Company Material Adverse Effect or similar qualifications, shall be true and correct in all material respects as of the date of the Merger

Agreement and as of the Closing as if made at and as of such time (except for representations and warranties that speak as of a particular date, which will be true and correct as of such date), and (ii) are qualified by Company Material Adverse Effect or similar qualifications, being true and correct in all respects (without giving effect to such qualifications) as of the date of the Merger Agreement and as of the Closing as if made at and as of the Closing;
•the representations and warranties of Smartsheet relating to certain other aspects of Smartsheet’s capitalization being true and correct in all respects (without giving effect to any Company Material Adverse Effect or other materiality qualifications) as of the date of the Merger Agreement and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct in all respects would not reasonably be expected to result in additional cost, expense or liability to Smartsheet, Parent, or their Affiliates, individually or in the aggregate, that is more than $12,500,000;
•the representations and warranties of Smartsheet relating to absence of a Company Material Adverse Effect being true and correct in all respects as of the date of the Merger Agreement and as of the Closing as if made at and as of the Closing;
•Smartsheet shall have performed in all material respects with all obligations and complied in all material respects with all covenants required by the Merger Agreement to be performed or complied with by Smartsheet prior to the Closing;
•since the date of the Merger Agreement, no Company Material Adverse Effect will have occurred; and
•the receipt by Parent of a certificate of Smartsheet executed on behalf of Smartsheet by its chief executive officer, certifying that the foregoing conditions to the obligations of the Parent and Merger Sub to consummate the Merger have been satisfied.
In addition, the obligation of Smartsheet to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions, any of which may be waived exclusively by Smartsheet:
•the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement shall be true and correct in all respects as of the date of the Merger Agreement and as of the Closing as if made at and as of the Closing (except to the extent any such representations and warranties speak as of an earlier date, which will be true and correct as of such earlier date), except where the failure to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect;
•Parent and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by the Merger Agreement to be performed or complied with by Parent and Merger Sub prior to the Closing; and
•the receipt by Smartsheet of a certificate of Parent and Merger Sub executed on behalf of Parent and Merger Sub by their respective president or chief executive officer certifying that the foregoing conditions to the obligations of Smartsheet to effect the Merger have been satisfied.
Termination
The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time in the following ways:
•by mutual written agreement of Parent and Smartsheet;

•by either Smartsheet or Parent:
◦if the Closing shall not have occurred on or before April 24, 2025 (the “Initial End Date”); provided that the Initial End Date shall be automatically extended until September 24, 2025 if certain conditions in the Merger Agreement are met; provided further that the right to so terminate the Merger Agreement may not be exercised by any party whose failure to perform any covenant or obligation under the Merger Agreement has been the principal cause of, or primarily resulted in, the failure of the Closing to have occurred on or before the End Date;
◦if any law prohibits or makes illegal the consummation of the Merger or if any final and non-appealable order from certain governmental authorities permanently enjoins, restrains or otherwise prohibits the consummation of the Merger; provided that the right to so terminate the Merger Agreement may not be exercised by any party whose failure to perform any covenant or obligation under the Merger Agreement has been the principal cause of, or primarily resulted in, the issuance of such order, decree or ruling; or
◦if the Company Shareholders’ Meeting (including any adjournments or postponements thereof) will have been held and the requisite Smartsheet shareholder approval was not obtained;
•by Smartsheet:
◦if there is a breach of, or a failure to perform or comply with, any representation, warranty, covenant, or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement, where such breach or failure (i) would result in, and be the primary cause of, a failure of a closing condition relating to their performance of any covenant, agreement, or obligation or the accuracy of their representation and warranties would not be satisfied at the Closing, and (ii) cannot be cured by the End Date or if curable by such date, is not cured within the earlier of thirty (30) days following the date of delivery of written notice by Smartsheet to Parent of such breach or failure and the End Date; provided that Smartsheet is not then in breach of the Merger Agreement such that Parent has the right to terminate the Merger Agreement for a failure or breach of a representation, warranty, or covenant by Smartsheet;
◦if the mutual conditions to Closing and Smartsheet’s conditions to Closing have been satisfied and continue to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing (but subject to such conditions being capable of being satisfied at the Closing)), Parent fails to consummate the Closing on the date on which it is required to under the Merger Agreement and Smartsheet has, at least three business days before seeking to terminate the Merger Agreement, confirmed in writing to Parent that Smartsheet is ready, willing, and able to consummate the Closing at the end of such three day period; or
◦prior to the receipt of the requisite Smartsheet shareholder approval, if Smartsheet has received a Superior Proposal, the Board of Directors has authorized Smartsheet to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal (both terms which we define in the section of this proxy statement captioned “The Merger Agreement — No Solicitation”) in compliance with the terms of the Merger Agreement, Smartsheet has complied in all materials respects with its covenants contained in the Merger Agreement and Smartsheet pays to Parent (or one or more of its designees) either (i) $125,000,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on November 8, 2024 for the purpose of entering into an agreement with respect to a Superior Proposal received from a party other than a No-Shop Party, or (ii) $250,000,000, in the case of any other such termination.

•by Parent:
◦if there is a breach of, or a failure to perform or comply with, any representation, warranty, covenant, or agreement on the part of Smartsheet set forth in the Merger Agreement, where such breach or failure (i) would result in, and be the primary cause of, a failure of a closing condition relating to their performance of any covenant, agreement, or obligation or the accuracy of their representation and warranties would not be satisfied at the Closing, and (ii) cannot be cured by the End Date or if curable by such date, is not cured within the earlier of thirty (30) following the date of delivery of written notice by Parent, to Smartsheet of such breach or failure and the End Date; provided that Parent is not then in breach of the Merger Agreement such that Smartsheet has the right to terminate the Merger Agreement for a failure or breach of a representation, warranty or covenant by Parent; or
◦if, prior to the receipt of the requisite Smartsheet shareholder approval, a Recommendation Change has occurred (which we define in the section of this proxy statement captioned “The Merger Agreement — The Board of Directors’ Recommendation; Company Board Recommendation Change”).
Effect of Termination
If the Merger Agreement is validly terminated, the Merger Agreement will become void and have no effect (other than the confidentiality and certain other specified provisions therein) and, subject to the payment of the Termination Fee (as defined below), there will be no liability on the part of any party thereto or any of their Affiliates, officers, directors or shareholders, other than liability of Smartsheet, Parent or Merger Sub, as the case may be, for fraud or any Willful and Material Breach (as defined below) of the Merger Agreement occurring prior to (or in connection with) such termination.
“Willful and Material Breach” means with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with actual knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a material breach of this Agreement.
Termination Fee
Smartsheet has agreed to pay to Parent a termination fee of $250,000,000 (the “Company Termination Fee”) in the event that:
(1)the Merger Agreement is terminated by the Company to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal;
(2)the Merger Agreement is terminated by Parent following the Board of Directors effecting a Recommendation Change; or
(3)an Acquisition Proposal has been made to Smartsheet or its shareholders prior to the date of the Company Shareholders’ Meeting, and the Merger Agreement is terminated (i) because the Company Shareholders’ Meeting has been held and the requisite Smartsheet shareholder approval has not been obtained, or (ii) by Parent because Smartsheet has breached or failed to perform its representations, warranties, covenants, or other agreements contained in the Merger Agreement, and concurrently with or within twelve (12) months after such termination, Smartsheet shall have consummated any Alternative Acquisition Proposal (substituting for this purpose in the definition thereof “50%” for “20%” and “80%” in each place each such phrase appears) or entered into a definitive agreement providing for any Alternative Acquisition Proposal (substituting for this purpose in the definition thereof “50%” for “20%” and “80%” in each place each such phrase appears).

If the Merger Agreement is terminated pursuant to the foregoing clause (1) prior to the No-Shop Period Start Date to enter into a definitive agreement with respect to a Superior Proposal received from an Excluded Party, then the “Company Termination Fee” shall be $125,000,000.
Parent’s right to receive the Company Termination Fee (and, in respect of any overdue payment, if applicable, (i) reimbursement of Parent’s expenses (including disbursements and fees of counsel) incurred in the successful collection of such overdue amount, including in connection with any related legal proceedings, and (ii) interest payments) shall, in circumstances in which the Company Termination Fee is owed or payable in accordance with the Merger Agreement, constitute the sole and exclusive remedy of Parent and Merger Sub against the Company Parties (as defined below) for any breach, loss, or damage suffered as a result of or arising out of or relating to the failure of the Transactions to be consummated or for a breach or failure to perform thereunder or otherwise (except for (a) the rights or remedies of Parent or Merger Sub under the equitable remedy provisions described in “— Specific Performance” below and (b) fraud or any Willful and Material Breach but subject to limitation of liability as described in “— Limitations of Liability” below).
Parent has agreed to pay Smartsheet a termination fee of $500,000,000 (the “Parent Termination Fee”) in the event that:
(1)the Merger Agreement is terminated by the Company as a result of a failure or breach of Parent’s representations, warranties or covenants which would cause an applicable condition to Closing to not be satisfied; or
(2)the Merger Agreement is terminated as a result of the mutual conditions to Closing and Smartsheet’s conditions to Closing having been satisfied and continuing to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing (but subject to such conditions being capable of being satisfied at the Closing)), and Parent fails to consummate the Closing on the date it is required to under the Merger Agreement and Smartsheet has, at least three business days before seeking to terminate the Merger Agreement, confirmed in writing to Parent that Smartsheet is ready, willing, and able to consummate the Closing at the end of such three business day period.
Specific Performance
Parent and Merger Sub, on the one hand, and Smartsheet, on the other hand, are entitled to an injunction, specific performance, and other equitable relief to prevent breaches of the Merger Agreement and to specifically enforce the terms of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity. It is explicitly agreed that Smartsheet has the right, subject to the terms and conditions of the Merger Agreement and the Equity Commitment Letters, to an injunction, specific performance, or other equitable remedies in connection with enforcing the obligations of Parent and Merger Sub to consummate the Merger and cause the equity financing to be funded to fund the Merger (including to cause Parent to enforce the obligations of an Equity Investor under its Equity Commitment Letter in order to cause the equity financing to be timely completed in accordance with and subject to the terms and conditions set forth in such investor’s Equity Commitment Letter).
Limitations of Liability
The maximum aggregate liability for monetary damages of the Parent Parties for breaches under the Merger Agreement, the Limited Guaranties or the Equity Commitment Letters will not exceed $505,000,000 in the aggregate. The maximum aggregate liability for monetary damages of the Company Parties for breaches under the Merger Agreement will not exceed $505,000,000 in the aggregate. Notwithstanding such limitations of liability, Parent, Merger Sub, and Smartsheet will be entitled to an injunction, specific performance, or other equitable relief as provided in the Merger Agreement.
“Parent Parties” means (i) Parent, (ii) Merger Sub, (iii) BX IX, (iv) VEPF VIII, (v) Platinum Falcon, and (vi) any of Parent’s, Merger Sub’s, BX IX’s, VEPF VIII’s, or Platinum Falcon’s former, current and future affiliates, assignees, shareholders, limited partners, controlling persons, directors, officers, employees, agents, attorneys, and other representatives.
“Company Parties” means (i) Smartsheet and (ii) any of Smartsheet’s former, current, and future affiliates, assignees, shareholders, controlling persons, directors, officers, employees, agents, attorneys, and other representatives.
Fees and Expenses
Except in specified circumstances, whether or not the Merger is completed, Smartsheet, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective fees and expenses incurred in connection with the Transactions.
Governing Law
The Merger Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction, except that matters relating to the fiduciary duties of the Company Board and matters that are specifically required by the WBCA in connection with the Merger shall be governed by the laws of the State of Washington.

MARKET PRICES AND DIVIDEND DATA
Our Class A common stock is listed on NYSE under the symbol “SMAR.” Our Class B common stock is not listed or traded on any stock exchange. As of the Record Date, there were            shares of our common stock outstanding. We have never declared or paid any cash dividends on our common stock.
On          , 2024, the most recent practicable date before this proxy statement was first mailed to our shareholders, the closing price for our common stock on NYSE was $           per share. You are encouraged to obtain current market quotations for our common stock.
Following the Merger, our common stock will no longer be publicly traded and will be delisted from NYSE and deregistered under the Exchange Act, each in accordance with applicable law, rules, and regulation. As a result, following the Merger, we will no longer file periodic reports with the SEC on account of Smartsheet common stock and you will no longer have any interest in Smartsheet’s future earnings or growth.

SUPPORT AGREEMENT
Concurrently with the execution and delivery of the Merger Agreement on September 24, 2024, and as a condition and inducement to Smartsheet’s willingness to enter into the Merger Agreement, the Vista Shareholder entered into the Support Agreement with Smartsheet. As of           , 2024, the Vista Shareholder beneficially owned           shares of our common stock, representing approximately       % of the outstanding voting power of Smartsheet’s capital stock as of such date.
Pursuant to the Support Agreement, the Vista Shareholder agreed, among other things, (i) to vote all shares of Smartsheet’s common stock owned by them (a) in favor of the adoption of the Merger Agreement and the approval of the Merger, as well as any amendment that increases the Merger Consideration or otherwise results in the Merger Agreement being objectively more economically favorable to Smartsheet’s shareholders, (b) in favor of any proposal to adjourn or postpone the Company Shareholders’ Meeting to a later date if we propose or request a postponement or adjournment, (c) in favor of any other proposal considered and voted upon by Smartsheet shareholders at any other shareholder meeting that is necessary for consummation of the Merger and the transactions contemplated by the Merger Agreement; (ii) to vote all shares of Smartsheet common stock owned by them against any (a) proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement, (b) Alternative Acquisition Proposal or any proposal made in opposition to or in competition with, or which is inconsistent with, the Merger Agreement and the Merger, (c) any recapitalization, reorganization, dissolution, liquidation, wind-up, or similar extraordinary transaction except as contemplated by the Merger Agreement and (d) other action, agreement, or proposal which would reasonably be expected to prevent, materially impede, adversely effect, or materially delay the consummation of the Merger or the transactions contemplated by the Merger Agreement; (iii) not to transfer their shares of our common stock, subject to certain exceptions set forth in the Support Agreement; and (iv) to waive, and not to assert, any rights of appraisal or rights to dissent in connection with the Merger Agreement and the Merger.
The Support Agreement will terminate at the earliest of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, and (iii) the mutual written consent of the Vista Shareholder and Smartsheet.
Pursuant to the Support Agreement, both Smartsheet and the Vista Shareholder will be entitled to an injunction, specific performance of the terms of the Support Agreement, and other equitable relief in the event of a breach of the Support Agreement by either party. The Support Agreement is governed by Delaware law. The venue for disputes relating to the Support Agreement is the Chosen Courts (as defined in the Support Agreement).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of October 18, 2024 by:
•each of our directors;
•each of our named executive officers;
•all of our current directors and executive officers as a group, as reported by each person; and
•each person, or group of affiliated persons, who is known to us to beneficially own more than 5% of the outstanding shares of our common stock based on information provided in their most recent filings with the SEC.
The percentages in the columns entitled “Shares Beneficially Owned” are based on a total of 139,299,289 shares of our common stock outstanding as of October 18, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of our common stock. Restricted stock units that are scheduled to vest during the 60 day period following October 18, 2024 and shares subject to stock options that are currently exercisable or will become exercisable during the same period are considered outstanding and beneficially owned by the person holding the restricted stock units and stock options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Smartsheet Inc., 500 108th Ave NE, Suite 200, Bellevue, Washington 98004.

Beneficial ownership representing less than 1% of our outstanding common stock is denoted with an “*.”

	Shares Beneficially Owned
Name of Beneficial Owner	Number (#)	Percent (%)
Named Executive Officers and Directors:
Mark P. Mader (1)	2,163,271	1.5%
Pete Godbole (2)	199,241	*
Michael Arntz	79,633	*
Praerit Garg (3)	443,883	*
Jolene Marshall (4)	83,797	*
Alissa Abdullah	11,694	*
Geoffrey T. Barker (5)	442,021	*
Michael Gregoire	24,864	*
Matthew McIlwain	131,122	*
Katie Rooney	—	—
Khozema Shipchandler	2,640	*
Rowan Trollope	17,221	*
James N. White (6)	205,857	*
Magdalena Yesil (7)	163,068	*

All directors and executive officers as a group (14 persons) (8):	3,888,679	2.8%
5% Shareholders:
BlackRock, Inc. (9)	7,520,790	5.4%
The Vanguard Group (10)	13,633,577	9.8%
Abu Dhabi Investment Authority (11)	589,601	*
Vista Equity Partners (12)	6,466,672	4.6%
__________________
*Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Represents (a) 583,762 shares of Class A common stock, (b) 1,435,693 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, (c) 52,566 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of October 18, 2024, (d) and trusts for the benefit of Mr. Mader's children, each holding Class A common stock as follows: (i) 51,250 shares held by the T49C Trust, Douglas Porter, Trustee, and (ii) 40,000 shares held by the L38 Trust, Douglas Porter, Trustee.
(2)Represents (a) 36,814 shares of Class A common stock, (b) 128,237 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, and (c) 34,190 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of October 18, 2024.
(3)Represents (a) 148,445 shares of Class A common stock, (b) 263,107 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, and (c) 32,331 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of October 18, 2024.
(4)Represents (a) 9,958 shares of Class A common stock, (b) 54,145 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, and (c) 19,694 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of October 18, 2024.
(5)Represents (a) 392,021 shares of Class A common stock, (b) 25,000 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, and (c) 25,000 shares of Class A common stock held by Peregrine Foundation, a nonprofit corporation of which Mr. Barker and his spouse are directors.
(6)Represents (a) 29,066 shares of Class A common stock and (b) 176,791 shares of Class A common stock held by a trust of which James N. White is a trustee.
(7)Represents (a) 29,066 shares of Class A common stock, (b) 130,000 shares underlying options to purchase Class A common stock that are exercisable within 60 days of October 18, 2024, (c) 2,000 shares of Class A common stock held by Magdalena Yesil, Trustee of the Justin Yeshil Wickett Trust dated December 10, 1990, and (d) 2,002 shares of Class A common stock held by Magdalena Yesil, Trustee of the Troy Kevork Wickett Trust dated December 10, 1990.
(8)Consists of the following held by directors and current executive officers: (a) 1,713,716 shares of Class A common stock beneficially owned, (b) 138,781 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of October 18, 2024, and (c) 2,036,182 shares of Class A common stock subject to outstanding options that are exercisable within 60 days of October 18, 2024.

(9)Based on information reported in an amendment to Schedule 13G filed on January 31, 2024. Consists of 7,520,790 shares deemed to be beneficially owned by BlackRock, Inc. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(10)Based on information reported in an amendment to Schedule 13G filed on February 12, 2024. Consists of 13,633,577 shares deemed to be beneficially owned by The Vanguard Group. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(11)Abu Dhabi Investment Authority (“ADIA”) is a public institution established as an independent investment institution in 1976 by the Government of the Emirate of Abu Dhabi. By virtue of certain agreements described in this proxy statement (including the Merger Agreement and the Equity Commitment Letters), ADIA and certain shareholders of Smartsheet affiliated with Vista Equity Partners may be deemed to be members of a group for the purposes of Section 13(d) of the Securities Exchange Act, 1934, as amended. Based on 6,466,672 shares beneficially owned by affiliates of Vista Equity Partners (as disclosed in this table), ADIA and certain affiliates of Vista Equity Partners collectively beneficially own 7,056,273 shares, which represents approximately 5.06% of Smartsheet’s outstanding common stock. The principal address of ADIA is 211 Corniche, PO Box 3600 Abu Dhabi, United Arab Emirates.
(12)Consists of 6,466,672 shares held directly by VEPF VIII SPV I, L.P. (“VEPF VIII SPV”). Vista Equity Partners Fund VIII GP, L.P. (“Fund VIII GP”) is the sole general partner of VEPF VIII SPV. Fund VIII GP’s sole general partner is VEPF VIII GP, LLC (“Fund VIII UGP”). Robert F. Smith is the sole director of Fund VIII UGP. Consequently, Mr. Smith, Fund VIII GP and Fund VIII UGP may be deemed the beneficial owners of the shares held by VEPF VIII SPV. The principal business address of each of VEPF VIII SPV, Fund VIII GP and Fund VIII UGP is c/o Vista Equity Partners, 4 Embarcadero Center, 20th Fl., San Francisco, California 94111. The principal business address of Mr. Smith is c/o Vista Equity Partners, 401 Congress Drive, Suite 3100, Austin, Texas 78701. As further described in footnote (11) above, Vista Equity Partners and its affiliates may be deemed to be members of a group with ADIA.

DEADLINE FOR FUTURE SHAREHOLDER PROPOSALS
If the Merger is completed, we will have no public shareholders and there will be no public participation in any future meetings of shareholders of Smartsheet. However, if the Merger is not completed, shareholders will continue to be entitled to attend and participate in shareholder meetings.
Smartsheet will hold an annual meeting in 2025 only if the Merger has not already been completed.
Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of shareholders, if held, pursuant to Rule 14a-8 of the Exchange Act must have submitted the proposal to us no later than January 1, 2025. If a shareholder wishes to present a proposal at our 2025 annual meeting of shareholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, or wishes to nominate a director, pursuant to the advance notice provision in our bylaws, such shareholder must have given written notice to our Secretary at our principal executive offices at the address noted above. The Secretary must have received such notice no earlier than March 5, 2025, and no later than April 4, 2025. In the event that the 2025 annual meeting of shareholders is to be held on a date that is not within 30 days before or 60 days after the one year anniversary of the 2024 annual meeting of shareholders, then a shareholder’s notice must be received by the Secretary no earlier than 105 days prior to the date of the 2025 annual meeting of shareholders and no later than the later of 75 days prior to the date of the 2025 annual meeting of shareholders and the tenth day following the day on which we first make a public announcement of the date of the 2025 annual meeting of shareholders.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement. You are encouraged to carefully read all documents incorporated by reference into this proxy statement.
The following Smartsheet filings with the SEC are incorporated by reference:
•Annual Report on Form 10-K for the fiscal year ended January 31, 2024, filed with the SEC on March 20, 2024 (including the portions of our Definitive Proxy Statement on Schedule 14A filed with the SEC on May 1, 2024 incorporated by reference therein);
•Quarterly Reports on Form 10-Q for the quarterly period ended April 30, 2024, filed on June 6, 2024, and for the quarterly period ended July 31, 2024, filed on September 6, 2024.
•Current Reports on Form 8-K filed with the SEC on June 20, 2024, September 5, 2024, September 18, 2024 and September 24, 2024.
We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Company Shareholders’ Meeting and the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Smartsheet is subject to the reporting requirements of the Exchange Act. Accordingly, we file annual, quarterly, and current reports, proxy statements, and other information with the SEC. The SEC maintains a website that contains reports, proxy statements, and other information that we file electronically with the SEC. The address of that website is www.sec.gov.
If you would like to request documents from us, please do so as soon as possible, to receive them before the Company Shareholders’ Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website: https://investors.smartsheet.com. The information included on our website is not incorporated by reference into this proxy statement.
You may obtain any of the documents we file with the SEC (excluding exhibits not incorporated herein by reference), without charge, by requesting them in writing or by telephone from us at the following address:
Smartsheet Inc.
Attn: Corporate Secretary
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
(844) 324-2360
If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, without charge, within one business day after we receive your request. If you have any questions concerning the Merger, the Company Shareholders’ Meeting, or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our Proxy Solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders May Call Toll-Free: +1 (877) 750-0510
Banks & Brokers May Call Collect: +1 (212) 750-5833

MISCELLANEOUS
WE HAVE NOT, AND PARENT HAS NOT, AUTHORIZED ANYONE TO PROVIDE ANY INFORMATION OTHER THAN INFORMATION CONTAINED IN THIS PROXY STATEMENT, THE ANNEXES TO THIS PROXY STATEMENT AND THE DOCUMENTS THAT WE INCORPORATE BY REFERENCE IN THIS PROXY STATEMENT IN VOTING ON THE MERGER. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR ADDITIONAL TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED           , 2024. NEITHER WE NOR PARENT PROVIDES ANY ASSURANCE AS TO THE RELIABILITY OF ANY OTHER INFORMATION THAT OTHERS MAY GIVE YOU. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A

AGREEMENT AND PLAN OF MERGER
by and among
EINSTEIN PARENT, INC.,
EINSTEIN MERGER SUB, INC.
and
SMARTSHEET INC.
Dated as of September 24, 2024

i

ii

iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of September 24, 2024 by and among Einstein Parent, Inc., a Delaware corporation (“Parent”), Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Smartsheet Inc., a Washington corporation (the “Company” and, collectively with Parent and Merger Sub, the “Parties” and, individually, a “Party”). All capitalized terms used herein shall have the respective meanings ascribed thereto in Annex A.
W I T N E S S E T H:
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that it is in the best interests of the Company and its shareholders, and declared it advisable, to enter into this Agreement, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent, in accordance with the Washington Business Corporation Act (the “WBCA”), and (c) resolved to recommend that the shareholders of the Company approve this Agreement and directed that such matter be submitted for consideration of the shareholders of the Company at the Company Shareholder Meeting;
WHEREAS, the board of directors of Parent has unanimously approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger and the Financing;
WHEREAS, the board of directors of Merger Sub has unanimously (a) determined that it is in the best interests of Merger Sub and its sole shareholder, and declared it advisable, to enter into this Agreement, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved to recommend that the sole shareholder of Merger Sub adopt this Agreement and directed that such matter be submitted for consideration of the sole shareholder of Merger Sub;
WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent has delivered (i) limited guarantees (each, a “Guarantee”) from (a) Vista Equity Partners Fund VIII, L.P. (the “Vista Guarantor”), (b) Blackstone Capital Partners IX L.P. and Blackstone Capital Partners IX (LUX) SCSp (collectively, the “Blackstone Guarantors”) and (c) Platinum Falcon, B 2018 RSC Limited (the “PF Guarantor” and together with the Blackstone Guarantors and the Vista Guarantor, the “Guarantors”), in each case, in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain obligations of Parent in connection with this Agreement; and (ii) commitment letters (a) between Parent and the Vista Guarantor, (b) between Parent and the Blackstone Guarantors and (c) between Parent and the PF Guarantor, in each case, pursuant to which the Guarantors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Commitment Letters”);
WHEREAS, concurrently with the execution and delivery of this Agreement, and as an inducement to the Company’s willingness to enter into this Agreement, VEPF VIII SPV I, L.P. (the “Vista Investor”) has entered into a support agreement (the “Support Agreement”) with the Company, dated as of the date of this Agreement, with respect to certain obligations of the Vista Investor relating to this Agreement; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:
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ARTICLE 1
THE MERGER
Section 1.1 The Merger. On the terms and subject to the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in this Agreement, and in accordance with the WBCA, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Washington Law as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned Subsidiary of Parent.
Section 1.2 Effective Time of Merger. Subject to the terms and conditions of this Agreement, at the Closing, Parent, Merger Sub and the Company shall cause articles of merger (the “Articles of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Washington in accordance with the Chapter 23B.11A.060 of the WBCA in order to effectuate the Merger, and by making all other filings and recordings, and delivering and tendering, or causing to be delivered or tendered, as applicable, any Taxes and fees, required under the WBCA to effect the Merger. The Merger shall become effective at such time as the Articles of Merger has been duly filed with and accepted by the Secretary of State of the State of Washington or at such later time as may be agreed by the Company and Parent in writing and specified in the Articles of Merger in accordance with the WBCA (the effective time of the Merger being hereinafter referred to as the “Effective Time”).
Section 1.3 General Effects of Merger. The Merger shall have the effects set forth in this Agreement and the applicable provisions of the WBCA.
Section 1.4 Effect of Merger on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any securities of Parent, Merger Sub or the Company:
(a)    Conversion of Merger Sub Common Stock. Each share of common stock, par value $0.01 per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.
(b)    Conversion of Company Common Stock. Each share of Company Common Stock that is outstanding immediately prior to the Effective Time, other than Cancelled Shares and Dissenting Shares, shall be converted automatically into the right to receive $56.50 in cash (after giving effect to any required Tax withholdings as provided in Section 2.5), without interest (the “Merger Consideration”). At the Effective Time, all shares of Company Common Stock that have been converted into the right to receive the Merger Consideration as provided in this Section 1.4(b) shall no longer be outstanding and shall be automatically cancelled and cease to exist on the conversion thereof, and all uncertificated shares of Company Common Stock represented by book-entry form that, immediately prior to the Effective Time, represented shares of Company Common Stock (“Book-Entry Shares”) shall thereafter represent only the right to receive the Merger Consideration into which the shares of Company Common Stock represented by such Book-Entry Share have been converted pursuant to this Section 1.4(b).
(c)    Treatment of Cancelled Shares. Each share of Company Common Stock that is directly owned by (i) the Company immediately prior to the Effective Time (including as treasury stock or otherwise, in each case, not held on behalf of third parties) or (ii) Parent, Merger Sub or any other wholly-owned subsidiary of Parent immediately prior to the Effective Time, shall be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(d)    Treatment of Dissenting Shares. Any provision of this Agreement to the contrary notwithstanding, if required by the WBCA (but only to the extent required thereby), shares of Company Common
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Stock that are issued and outstanding immediately prior to the Effective Time (other than the Cancelled Shares) and that are held by holders of such shares who have not voted in favor of the approval of this Agreement or consented thereto in writing and who are entitled to and have properly and timely notified the Company of their intent to demand payment and exercise dissenters’ rights with respect thereto in accordance with Chapter 23B.13 of the WBCA, have complied strictly in all respects with Chapter 23B.13 of the WBCA and have not effectively withdrawn such notice or demand with respect to any such shares held by any such holder (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with, but only if, as and when required by, the provisions of Chapter 23B.13 of the WBCA, unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the WBCA. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Shares shall thereafter be no longer considered Dissenting Shares under this Agreement and shall be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 2.5), and without any interest thereon, in accordance with Section 1.4(b). At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Chapter 23B.13 of the WBCA and as provided in the previous sentence. The Company shall promptly notify Parent of any written notices of intent of any holder of shares of Company Common Stock to demand payment and exercise dissenters’ rights or withdrawals of such notices, and any other instruments served pursuant to applicable Law that are received by the Company relating to dissenters’ rights Chapter 23B.13 of the WBCA in connection with the Merger and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to any such demands. The Company shall not make (or cause to be made on its behalf) any payment or offer of payment with respect to any notices of intent of any holder of shares of Company Common Stock to demand payment and exercise dissenters’ rights, or settle, compromise or otherwise negotiate, or offer to settle, compromise or otherwise negotiate any such notices, in each case, without the prior written consent of Parent.
(e)    Certain Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, then the Merger Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change.
Section 1.5    Effect of Merger on Company Equity Awards.
(a)    Company Options.
(i)    At the Effective Time, each Company Option that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the excess, if any, of (A) the Merger Consideration over (B) the per- share exercise price for such Vested Company Option, by (2) the total number of shares of Company Common Stock underlying such Vested Company Option, subject to any required withholding of Taxes (the “Vested Company Option Consideration”); provided, however, that if the exercise price per share of Company Common Stock of such Vested Company Option is equal to or greater than the Merger Consideration, such Vested Company Option shall be cancelled as of the Effective Time without any cash payment or other consideration being made in respect thereof.
(ii)    At the Effective Time, each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product obtained by multiplying (1) the excess, if any, of (A) the Merger Consideration over (B) the per-share exercise price for such Unvested Company Option, by (2) the total number of shares of Company Common Stock underlying such Unvested Company Option (the “Unvested Company Option Consideration”); provided, however, that if the exercise price per share of Company Common Stock of such Unvested Company Option is equal to or greater than
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the Merger Consideration, such Unvested Company Option shall be cancelled as of the Effective Time without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration will vest and become payable at the same time as the Company Option from which such Unvested Company Option Consideration was converted would have vested pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Unvested Company Option Consideration amounts, provided that no such changes shall adversely affect the rights of the applicable holder of Unvested Company Option Consideration unless necessary to comply with applicable Law) with respect to receipt of the Unvested Company Option Consideration.
(b)    Company RSUs.
(i)    At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and is either (1) held by a non-employee member of the Company Board (whether vested or unvested) or (2) vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the total number of shares of Company Common Stock underlying such Company RSU, by (B) the Merger Consideration, subject to any required withholding of Taxes (the “Vested Company RSU Consideration”).
(ii)    At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product obtained by multiplying (1) the total number of shares of Company Common Stock underlying such Unvested Company RSU, by (2) the Merger Consideration (the “Unvested Company RSU Consideration”). Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration will vest and become payable at the same time as the Company RSU from which such Unvested Company RSU Consideration was converted would have vested pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Unvested Company RSU Consideration amounts, provided that no such changes shall adversely affect the rights of the applicable holder of Unvested Company RSU Consideration unless necessary to comply with applicable Law) with respect to receipt of the Unvested Company RSU Consideration.
(c)    Company PSUs.
(i)    At the Effective Time, each Company PSU that is outstanding as of immediately prior to the Effective Time and is vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company PSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the total number of shares of Company Common Stock underlying such Company PSU, by (2) the Merger Consideration, subject to any required withholding of Taxes (the “Vested Company PSU Consideration”).
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(ii)    The achievement of applicable performance metrics of each Company PSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company PSU (each, an “Unvested Company PSU”) for which the applicable performance period has not been completed, will be determined, prior to the Effective Time in good faith by the Company Board or a committee thereof in accordance with the terms of the applicable Company PSU award agreement (any achieved Unvested Company PSUs, the “Achieved Unvested Company PSUs”). At the Effective Time, each Achieved Unvested Company PSUs shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product obtained by multiplying (1) the total number of shares of Company Common Stock underlying such Achieved Unvested Company PSU, by (2) the Merger Consideration (the “Unvested Company PSU Consideration”). Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates, such Unvested Company PSU Consideration will vest and become payable at the same time as the Company PSU from which such Unvested Company PSU Consideration was converted would have vested pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Achieved Unvested Company PSU immediately prior to the Effective Time, including vesting acceleration terms (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Achieved Unvested Company PSU Consideration amounts, provided that no such changes shall adversely affect the rights of the applicable holder of Unvested Company PSU Consideration unless necessary to comply with applicable Law) with respect to receipt of the Unvested Company PSU Consideration.
(d)    Certain Actions. Prior to the Effective Time, the Company, acting through the Company Board or an appropriate committee thereof, shall take or cause to be taken, all actions, and provide all notices that are required to effectuate the terms of this Section 1.5. All Company Equity Plans (other than the agreements underlying, and the terms of the Company Equity Plans applicable to, the Unvested Company Option Consideration, the Unvested Company RSU Consideration and the Unvested Company PSU Consideration, in each case, solely to the extent relevant to the terms and conditions of this Section 1.5) will terminate as of the Effective Time and the Company will take all action necessary to effect the foregoing. The Company will use its reasonable best efforts to ensure that following the Effective Time no participant in any such Company Equity Plans will have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any of their respective Subsidiaries. Following the date hereof, the Company shall provide to Parent or its counsel for review and approval drafts of any documentation prepared by the Company or its counsel to effectuate the foregoing and shall consider in good faith Parent’s timely comments thereto.
(e)    Treatment of Employee Stock Purchase Plan. With respect to the Company ESPP, as soon as practicable (but in any event within five (5) Business Days) following the date of this Agreement, the Company Board (or, if appropriate, any committee thereof administering the Company ESPP) shall adopt such resolutions or take such other actions as may be required so that (i) participation in the Company ESPP shall be limited to those employees who are participants on the date of this Agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement or make any separate non-payroll contributions to the Company ESPP on or following the date of this Agreement, (iii) no offering or purchase period shall be commenced after the date of this Agreement, (iv) each then outstanding purchase right shall be exercised as of the earlier of (1) the end of the offering or purchase period in effect on the date of this Agreement or (2) no later than five (5) days prior to the date on which the Effective Time occurs, and (v) the Company ESPP shall terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, and subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the Company ESPP). On such exercise date, the Company will apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of Company Common Stock in accordance with the terms of the Company ESPP, as amended pursuant to this Section 1.5(e), and each share purchased thereunder immediately prior to the Effective Time shall be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with Section 1.4(b), subject to withholding of any applicable withholding Taxes. Any accumulated contributions of each participant under the Company ESPP as of immediately prior to the Effective Time shall, to the extent not used to purchase shares in
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accordance with the terms and conditions of the Company ESPP, as amended pursuant to this Section 1.5(e), be refunded to such participant as promptly as practicable following the Effective Time (without interest).
Section 1.6    The Surviving Corporation.
(a)    Articles of Incorporation of Surviving Corporation. Subject to Section 6.9, at the Effective Time, the certificate of incorporation of Merger Sub as in effect as of the date hereof (but amended so that the name of the Surviving Corporation shall be “Smartsheet Inc.”) shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the WBCA and such articles of incorporation.
(b)    Bylaws of Surviving Corporation. Subject to Section 6.9, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time (but amended so that the name of the Surviving Corporation shall be “Smartsheet Inc.”) shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the WBCA and such bylaws.
(c)    Directors of Surviving Corporation. The directors of Merger Sub as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation as of the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
(d)    Officers of Surviving Corporation. The officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation as of the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
Section 1.7 No Dividends or Distributions. No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Book-Entry Shares.
ARTICLE 2
THE CLOSING
Section 2.1 The Closing. The Merger shall be consummated at a closing (the “Closing”) taking place (a) via the electronic exchange of documents and signature pages on the second (2nd) Business Day (except, if the Last Condition is Section 2.2(a)(i), the fourth (4th) Business Day) after the satisfaction or waiver (if and to the extent permitted hereunder) of the last to be satisfied conditions set forth in Section 2.2 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (if and to the extent permitted hereunder) of such conditions) (such condition, the “Last Condition”) or (b) at such other place, time and date as the Company and Parent may otherwise agree in writing, but subject in each case to the satisfaction or waiver (if and to the extent permitted hereunder) of the conditions set forth in Section 2.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (if and to the extent permitted hereunder) of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 2.2    Conditions to Closing.
(a)    Conditions to Obligation of Each Party. The respective obligations of each of Parent, Merger Sub and the Company to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:
(i)    Shareholder Approval. The Company Shareholder Approval shall have been obtained.
(ii)    Regulatory Approvals. (1) Any waiting period under the HSR Act applicable to the Merger (and any customary timing agreement delaying the Closing entered into in connection therewith in accordance with Section 6.5(a)) shall have expired or been earlier terminated and (2) all approvals, clearances and
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consents (including deemed approvals in the event that the relevant authority fails to issue a decision within the required time period specified by applicable Law) set forth in Section 2.2(a)(ii) of the Company Disclosure Schedules (the “Required Foreign Approvals”) shall have been obtained.
(iii)    No Legal Restraints. No Law, injunction or similar Order by any Governmental Entity of competent jurisdiction that prohibits or makes illegal the consummation of the Merger shall have been entered, enacted or promulgated and shall continue to be in effect that prohibits or makes illegal the consummation of the Merger.
(b)    Additional Conditions to Obligation of Parent and Merger Sub. The obligation of Parent and Merger Sub to effect the Merger is further subject to the satisfaction (or waiver by Parent and Merger Sub) of the following conditions:
(i)    The Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing.
(ii)    Other than the representations and warranties listed in clauses (iii), (iv) and (v) of this Section 2.2(b), the representations and warranties of the Company set forth in Article 3 shall be true and correct in all respects (without giving effect to any materiality, Company Material Adverse Effect or similar qualifications set forth therein) as of the date hereof and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not reasonably be expected to have a Company Material Adverse Effect.
(iii)    The representations and warranties of the Company set forth in Section 3.1(a)-(b) (Qualification, Organization, Subsidiaries), Section 3.3 (Authority; Enforceability), Section 3.4(a) and Section 3.4(b)(i) (Consents and Approvals; No Violation), Section 3.23 (Opinion of Financial Advisor), Section 3.24 (Finders or Brokers) and Section 3.25 (Takeover Laws) that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all material respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date); and (B) are qualified by Company Material Adverse Effect or other materiality qualifications shall be true and correct in all respects (without disregarding such Company Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);
(iv)    The representations and warranties of the Company set forth in the second sentence of Section 3.2(a), Section 3.2(b) and Section 3.2(c) (Capitalization) shall be true and correct in all respects (without giving effect to any Company Material Adverse Effect or other materiality qualifications) as of the date hereof and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct in all respects would not reasonably be expected to result in additional cost, expense or liability to the Company, Parent or their Affiliates, individually or in the aggregate, that is more than $12,500,000.
(v)    The representations and warranties of the Company set forth in Section 3.8(b) (Absence of Certain Changes) shall be true and correct in all respects as of the date hereof and as of the Closing as if made at and as of such time.
(vi)    Parent shall have received from the Company a certificate, dated as of the Closing Date and signed by its chief executive officer, certifying (on behalf of the Company) that the conditions set forth in Section 2.2(b)(i) through Section 2.2(b)(v) and Section 2.2(b)(vii) have been satisfied.
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(vii)    No Company Material Adverse Effect will have occurred after the date hereof.
(c)    Additional Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver by the Company) of the following conditions:
(i)    Parent and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Closing.
(ii)    The representations and warranties of Parent and Merger Sub set forth in Article 4 shall be true and correct in all respects as of the date hereof and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect.
(iii)    The Company shall have received from Parent and Merger Sub a certificate, dated as of the Closing Date and signed by their respective president or chief executive officer, certifying (on behalf of Parent and Merger Sub, respectively) that the conditions set forth in Section 2.2(c)(i) and Section 2.2(c)(ii) have been satisfied.
Section 2.3    Payment of Merger Consideration.
(a)    Payment Fund.
(i)    Creation of Payment Fund. Prior to or at the Effective Time, Parent shall deposit, or shall cause to be deposited, with Equiniti Trust Company, LLC (or another U.S. bank or trust company mutually agreed by Parent and the Company in writing) (the “Paying Agent”), for the benefit of holders of shares of Company Common Stock, cash in U.S. dollars sufficient to pay the aggregate Merger Consideration payable at the Closing pursuant to Section 1.4. Such cash deposited with the Paying Agent shall be referred to as the “Payment Fund.” With respect to any Dissenting Shares, Parent shall not be required to deposit or cause to be deposited with the Paying Agent cash sufficient to pay any Merger Consideration that would be payable in respect of such Dissenting Shares if such Dissenting Shares were not Dissenting Shares.
(ii)    Investment of Payment Fund. The Paying Agent shall invest all cash included in the Payment Fund as reasonably directed by Parent; provided, however, that any investment of such cash shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government; provided, further, that no such investment or loss thereon shall affect the amounts payable to holders of Book-Entry Shares pursuant to this Section 2.3, and following any losses from any such investment, Parent shall promptly provide additional funds to the Paying Agent for the benefit of the holders of shares of Company Common Stock. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation pursuant to Section 2.3(a)(iii).
(iii)    Termination of Payment Fund. Any portion of the Payment Fund (including the proceeds of any investments thereof) that remains undistributed to the former holders of shares of Company Common Stock on the one-year anniversary of the Effective Time shall thereafter be delivered to the Surviving Corporation on demand, and any former holders of shares of Company Common Stock who have not surrendered their shares in accordance with this Section 2.3 shall thereafter look only to the Surviving Corporation (as general unsecured creditors) for payment of their claim for the Merger Consideration without any interest thereon, on due surrender of their shares.
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(b)    Payment Procedures.
(i)    Transmittal Materials. Promptly after the Effective Time (and in any event within three Business Days thereafter), the Surviving Corporation shall cause the Paying Agent, if required thereby, to mail or otherwise provide to each former holder of record of Book-Entry Shares (other than holders of Cancelled Shares and Dissenting Shares), (A) transmittal materials, including a letter of transmittal in customary form reasonably acceptable to the Company, specifying that delivery shall be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of an “agent’s message” regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request), such transmittal materials to be in such form and have such other provisions as Parent and the Company may reasonably agree, (B) a copy of RCW Chapter 23B.13 and all information contemplated thereby, and (C) instructions for use in effecting the surrender of Book-Entry Shares in exchange for the Merger Consideration. The Paying Agent will accept transferred Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices.
(ii)    Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares will not be required to deliver any certificate to receive the applicable Merger Consideration. In lieu thereof, each holder of record of one or more Book- Entry Shares (other than Cancelled Shares and Dissenting Shares) shall upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered the shares of Company Common Stock represented by such Book-Entry Shares upon receipt by the Paying Agent of such “agent’s message” or such other evidence, if any, as the Paying Agent may reasonably request) be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time in exchange therefor, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 2.5) equal to the product obtained by multiplying (A) the number of shares of Company Common Stock represented by such Book-Entry Shares by (B) the Merger Consideration, and the Book-Entry Shares so surrendered shall immediately be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares.
(c)    Closing of Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Book-Entry Shares are presented to the Surviving Corporation, Parent or the Paying Agent for transfer or any other reason, the holder of any such Book-Entry Shares shall be given a copy of the letter of transmittal referred to in Section 2.3(b)(i) and instructed to comply with the instructions in that letter of transmittal in order to receive the cash to which such holder is entitled pursuant to this Section 2.3.
(d)    No Liability. Anything herein to the contrary notwithstanding, none of the Company, Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
Section 2.4 Payment of Equity Award Consideration. Parent shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation (to the extent applicable) to each holder of a Vested Company Option, Vested Company RSU and Vested Company PSU, the Vested Company Option Consideration, Vested Company RSU Consideration and/or Vested Company PSU Consideration, as applicable, without interest, no later than the end of the second regularly scheduled payroll cycle following the Effective Time. Notwithstanding anything herein to the contrary, (a) with respect to any Company Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code, such payment will be made at the earliest time permitted under the applicable Company Equity Plan or Company Benefit Plan that will not trigger a Tax or penalty under Section 409A of the Code and (b) with respect to Company Equity Awards held by individuals subject to Taxes imposed by the Laws of a country other than the United States, the Parties hereto shall use reasonable best efforts to cooperate in good faith prior to the Effective Time to minimize the Tax impact of the provisions set forth
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in Section 1.5 and this Section 2.4 (it being understood that Parent and Merger Sub need not take, and the Company shall not take, any action which would increase the costs associated with terminating the Company Equity Awards).
Section 2.5 Withholding. The Paying Agent, the Company, Parent, Merger Sub, the Surviving Corporation and their Affiliates and agents, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable to any holder or former holder of Company Common Stock or Company Equity Awards, or any other Person, pursuant to this Agreement such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or under any provision of state, local or non-U.S. Tax Law with respect to the making of such payment. To the extent that amounts are so deducted or withheld and paid over to the relevant Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as disclosed in the Company SEC Documents filed with, or furnished to, the SEC on or after February 1, 2024 and not less than one Business Day prior to the date hereof; provided, that nothing disclosed in the Company SEC Documents shall be deemed disclosed with respect to, or modify or qualify the representations and warranties set forth in Section 3.1 (Qualification, Organization, Subsidiaries), Section 3.2 (Capitalization), Section 3.3 (Authority; Enforceability), Section 3.4 (Consents and Approvals; No Violations), Section 3.8(b) (Absence of Changes) or Section 3.24 (Finders or Brokers), any disclosures contained or referenced therein under the captions “Risk Factors,” “Special Note Regarding Forward-Looking Statements” or “Quantitative and Qualitative Disclosures About Market Risk,” solely to the extent such disclosures are predictive, cautionary or forward-looking in nature), or set forth in corresponding sections or subsections in the disclosure schedules delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Schedules”) (it being acknowledged and hereby agreed that disclosure of any information in any section or subsection of the Company Disclosure Schedules shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Company Disclosure Schedules to the extent that the relevance thereof is reasonably apparent on the face of such disclosure, the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.1    Qualification, Organization, Subsidiaries.
(a)    The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Washington. Except where the failure to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and (where such concept is recognized) in good standing under the Laws of its respective jurisdiction of organization. Each of the Company and its Subsidiaries has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)    All of the outstanding shares of capital stock or voting securities of, or other equity interests in, each of the Company’s Subsidiaries have been validly issued, and are owned by the Company, by another Subsidiary of the Company or by the Company and another Subsidiary of the Company, free and clear of all Liens (other than restrictions imposed by applicable securities Laws or the organizational documents of any such Subsidiary or any Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date hereof.
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(c)    Section 3.1(c) of the Company Disclosure Schedules contains a true, correct and complete list of the name, jurisdiction of organization, and schedule of stockholders of each Subsidiary of the Company as of the date hereof. The Company has made available to Parent true, correct and complete copies of the articles of incorporation, bylaws and other similar organizational documents of the Company and each of its Subsidiaries as amended and in effect on the date hereof. All of the outstanding shares of capital stock or voting securities of, or other equity interests in, each of the Company’s Subsidiaries have been fully paid, are non-assessable and are not subject to or issued in violation of any pre-emptive rights, purchase option, call option, right of first refusal, subscription right or any similar right under the Laws of the jurisdiction in which such Subsidiary is organized. Except as set forth on Section 3.1(c) of the Company Disclosure Schedules and except for securities held by the Company in connection with its ordinary course treasury investment activities, as of the date hereof, neither the Company nor any of its Subsidiaries directly owns any (i) outstanding shares of capital stock of, or other equity or voting interests in, or, (ii) outstanding securities of any Person convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interests in, any other Person.
Section 3.2    Capitalization.
(a)    The authorized share capital of the Company consists of 500,000,000 shares of Company Class A Common Stock, without par value, 500,000,000 shares of Company Class B Common Stock, without par value, and 10,000,000 shares of Company Preferred Stock, without par value (the “Company Preferred Stock”). As of the close of business on September 19, 2024 (the “Capitalization Date”), there were (i) 139,145,006 shares of Company Class A Common Stock issued and outstanding, (ii) no shares of Company Class B Common Stock issued and outstanding, (iii) no shares of Company Common Stock held in treasury, (iv) no shares of Company Preferred Stock issued and outstanding, (v) no shares of Company Preferred Stock held in treasury, (vi) Company Options to purchase an aggregate of 2,695,228 shares of Company Class A Common Stock issued and outstanding with a weighted-average exercise price of $24.90, (vii) 5,997,693 shares of Company Class A Common Stock underlying outstanding Company RSUs, (viii) 1,048,563 shares of Company Common Stock underlying outstanding Company PSUs (assuming the maximum achievement of Company PSUs subject to a current performance period), and (ix) a maximum of 218,850 shares of Company Common Stock could be acquired with accumulated payroll deductions under the Company ESPP as of the final date of the offering period in effect as of the Capitalization Date, assuming that (A) the final date of the current offering period is December 31, 2024, (B) the market price of a share of Company Common Stock on such date is equal to the Merger Consideration and (C) payroll deductions continue at the amounts as in effect as of the Capitalization Date. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to, and were not issued in violation of, any preemptive or similar right, purchase option, call or right of first refusal or similar right. Section 3.2(a) of the Company Disclosure Schedules sets forth a correct and complete list of all Company Equity Awards outstanding as of the Capitalization Date, including with respect to each such Company Equity Award: (1) the grantee identification number of the applicable grantee; (2) the number of shares of Company Class A Common Stock subject to such Company Equity Award (in the case of Company PSUs, assuming maximum achievement of applicable performance criteria); (3) the equity incentive plan under which the Company Equity Award was granted; (4) the grant or issuance date; (5) any applicable vesting schedule; and (6) with respect to each Company Option, the exercise price and the expiration date and whether such Company Option is intended to be an “incentive stock option” as defined in Section 422 of the Code.
(b)    Except as set forth in Section 3.2(a) or as required by the existing terms of the Company Benefit Plans, as of the date of this Agreement, (i) the Company does not have any shares of its capital stock or other ownership or equity or equity-based interests issued or outstanding, other than shares of Company Common Stock that have become outstanding after the Capitalization Date, which were reserved for issuance as of the Capitalization Date as set forth in Section 3.2(a), and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, phantom stock, rights of first refusal, profit participation or other similar rights, agreements, obligations or contractual commitments relating to the issuance of, or measured by reference to, capital stock or other equity, ownership or voting interests of the Company or any of the Company’s Subsidiaries to which the Company or any of the Company’s Subsidiaries is a party obligating the Company or any of the Company’s Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity, ownership or voting interests of the Company or any of the Company’s Subsidiaries or securities convertible into, exercisable for, exchangeable for
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or measured by reference to such shares or other interests, (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, or (C) redeem or otherwise acquire any such shares of capital stock or other interests.
(c)    Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with the shareholders of the Company on any matter.
(d)    There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.
Section 3.3    Authority; Enforceability.
(a)    The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company Board at a duly held meeting has unanimously (i) determined that it is in the best interests of the Company and the Company's shareholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, with the Company surviving the Merger as a wholly owned Subsidiary of Parent, in accordance with the WBCA, and (iii) resolved to recommend that the shareholders of the Company approve this Agreement (the “Company Recommendation”) and (iv) directed that this Agreement be submitted to the shareholders of the Company at the Company Shareholder Meeting for their approval.
(b)    The affirmative vote of the holders of a majority of the outstanding shares of Company Voting Stock in favor of the approval of this Agreement (the “Company Shareholder Approval”) is the only vote of holders of securities of the Company that is required to approve this Agreement and consummate the transactions contemplated hereby, including the Merger.
(c)    Except for the Company Shareholder Approval and the filing of the Articles of Merger with the Secretary of State of the State of Washington as required by the WBCA, no other corporate action, proceedings, shareholder vote or similar action on the part of the Company is necessary to authorize the execution and delivery of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation of the transactions contemplated hereby.
(d)    This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).
Section 3.4    Consents and Approvals; No Violation.
(a)    The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company do not and will not require the Company or any of its Subsidiaries to procure, make or provide prior to the Closing Date any consent, approval, authorization or permit of, action by, filing with or notification to any United States or foreign national or
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supranational, state or local governmental or regulatory agency, commission, court, body, entity or authority or any public or private arbitrator or arbitral body (each, a “Governmental Entity”), other than (i) the filing of the Articles of Merger, (ii) compliance with the Hart- Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and any applicable Antitrust and Foreign Investment Laws, (iii) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of a proxy statement relating to the Company Shareholder Approval (as amended or supplemented from time to time, the “Proxy Statement”), and (iv) compliance with the rules and regulations of NYSE (the foregoing clauses (i) through (iv), collectively, the “Company Approvals”), and other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not (A) reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (B) prevent or materially delay the consummation of the Merger.
(b)    Assuming compliance with the matters referenced in Section 3.4(a) and receipt of the Company Approvals and the Company Shareholder Approval, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby, do not and will not (i) contravene or conflict with the organizational or governing documents of the Company or any of its Subsidiaries, (ii) contravene or conflict with or constitute a violation of any provision of any Law binding on or applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of payment, approval, notice, amendment, modification, termination, cancellation or acceleration of any material obligation, or to the loss of a material benefit, under any Company Material Contract binding on the Company or any of its Subsidiaries (or require a consent relating to the foregoing), or (iv) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company, other than, in the case of the foregoing clauses (ii), (iii) and (iv), any such contravention, conflict, violation, default, termination, cancellation, acceleration, right, loss, or Lien that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.5    Reports and Financial Statements.
(a)    The Company has filed or furnished all forms, documents, reports, schedules, statements, amendments and certifications required to be filed or furnished by it with the SEC prior to the date of this Agreement (the “Company SEC Documents”) since February 1, 2021, each of which, in each case as of its date, or, if amended, as finally amended prior to the date of this Agreement, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and no Company SEC Document as of its date (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such amended or superseding filing) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)    The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents (or, if any such Company SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Company SEC Document) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) and were prepared in conformity with GAAP (except, in the case of the unaudited financial statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).
Section 3.6    Internal Controls and Procedures.
(a)    (i) The Company has established and maintains disclosure controls and procedures over financial reporting (as such terms are defined in paragraph (e) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and (ii) the Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports and other
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documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since February 1, 2021, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act (including Section 302 and 906 thereof).
(b)    The Company has established and maintains a system of internal accounting controls that are reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal control over financial reporting utilized by the Company that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents, and to the Knowledge of the Company as of the date hereof, no Company SEC Documents are subject to ongoing investigation or SEC review. None of the Company’s Subsidiaries is, or at any time has been, required to file or furnish any forms, reports or documents with the SEC.
Section 3.7 No Undisclosed Liabilities. Except (a) as disclosed, reflected or reserved against in the unaudited consolidated balance sheet of the Company and its Subsidiaries as of July 31, 2024 (the “Company Balance Sheet”), and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s report on Form 10-Q for the fiscal quarter ended July 31, 2024, (b) as expressly permitted or contemplated by this Agreement, or incurred pursuant to the transactions contemplated by this Agreement, (c) for liabilities or obligations that have been discharged or paid in full prior to the date hereof, (d) for liabilities and obligations incurred in the ordinary course of business (none of which relates to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action) since July 31, 2024 (the “Company Balance Sheet Date”) or (e) as would not have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary of the Company has any liabilities or obligations that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act.
Section 3.8    Absence of Certain Changes.
(a)    From the Company Balance Sheet Date through the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses, in all material respects, in the ordinary course of business.
(b)    From January 31, 2024 through the date of this Agreement, there has not been any event, change, occurrence or development that has had, individually or in the aggregate, a Company Material Adverse Effect.
(c)    Since the Company Balance Sheet Date the Company has not taken any action that would be prohibited by clauses (i), (ii), (v), (vi), (x), (xiv), (xv), (xvi), (xviii), (xix), (xx), (xxi), (xxii) and (xxv) of Section 5.1(b), if taken or proposed to be taken after the date hereof.
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Section 3.9    Compliance with Laws.
(a)    Since February 1, 2021, the Company and its Subsidiaries have been in compliance in all material respects with and not in default under or in violation of any material Law applicable to the Company and its Subsidiaries.
(b)    The Company and its Subsidiaries are in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, accreditations and approvals of any Governmental Entity (“Permits”) necessary for the Company and the Company’s Subsidiaries to own, lease and operate their properties and assets and to carry on their businesses as they are now being conducted (such Permits, the “Company Permits”). All Company Permits are valid and in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)    Neither the Company nor any of its Subsidiaries has, since February 1, 2021 to the date of this Agreement, received any written notice that the Company or its Subsidiaries is in violation of any Law applicable to the Company or any of its Subsidiaries or any Permit in any material respect. There are no Actions pending or, to the Knowledge of the Company, threatened that would reasonably be expected to result in the revocation, withdrawal, suspension, non-renewal, termination, revocation, or adverse modification or limitation of any such Permit, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)    Since February 1, 2019, none of the Company or any of its Subsidiaries or any of their directors, officers, agents, employees, or, to the Knowledge of the Company, other Persons acting on behalf of any of the Company or its Subsidiaries, in their capacity as such, (i) is or has been in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other similar applicable Law that prohibits corruption or bribery (collectively, “Anti-Corruption Laws”); (ii) has directly or indirectly made, offered, agreed, requested, authorized, received or taken any other act in furtherance of an offer, promise or authorization of any unlawful bribe, rebate, payoff, influence payment, kickback, gift or other similar unlawful payment in violation of any of the applicable Anti-Corruption Laws; or (iii) otherwise taken or failed to take any action that would cause the Company or any Subsidiary to violate any Anti- Corruption Laws. The Company and its Subsidiaries maintain reasonably detailed and accurate books and records, including records of payments to any agents, consultants, representatives, third parties, and Government Officials. The Company has instituted, enforces, and maintains policies and procedures reasonably designed to provide reasonable assurance of compliance with the applicable Anti-Corruption Laws and Trade Control Laws.
(e)    None of the Company or any of its Subsidiaries or any of their directors, officers, employees or, to the Knowledge of the Company, agents or other Persons acting on behalf of any of the Company or its Subsidiaries, in their capacity as such, is currently, or has since February 1, 2019 been: (i) a Sanctioned Person or a Restricted Person, (ii) organized, ordinarily resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with, or for the benefit of, any Sanctioned Person or Restricted Person or in any Sanctioned Country or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws, or anti-boycott Laws (collectively, “Trade Control Laws”).
(f)    Since April 24, 2019, none of the Company or any of its Subsidiaries or any of their directors, officers, employees or, to the Knowledge of the Company, agents or other Person acting on behalf of any of the Company or its Subsidiaries, in their capacity as such; (i) has received from any Governmental Entity or, to the Knowledge of the Company, any other Person any written or, to the Knowledge of the Company, oral notice, inquiry or internal or external allegation, (ii) made any voluntary or involuntary disclosure to a Governmental Entity or (iii) conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing, in each case, related to, or in connection with Anti-Corruption Laws or Trade Control Laws. There are no pending or, to the Company’s Knowledge, threatened claims against the Company or any Subsidiary with respect to Anti-Corruption Laws or Trade Control Laws.
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(g)    For purposes of this Agreement:
(i)    “Ex-Im Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer, retransfer and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administrated by U.S. Customs and Border Protection.
(ii)    “Restricted Person” means any Person identified on any applicable U.S. and non-U.S. export-related restricted party list, including the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List.
(iii)    “Sanctioned Country” means any country or region or government thereof that is, or has been since April 24, 2019, the subject or target of a comprehensive embargo under Trade Control Laws (including Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, Donetsk, and Luhansk regions of Ukraine).
(iv)    “Sanctioned Person” means any Person that is the subject or target of Sanctions or restrictions under Trade Control Laws including: (A) any Person listed on any applicable U.S. or non-U.S. sanctions list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List, or any other sanctions or export-related restricted party list maintained by OFAC, the U.S. Department of Commerce Bureau of Industry and Security (“BIS”), or the U.S. Department of State, the UK Consolidated List of Financial Sanctions Targets, or the OFSI List of Persons Named in Relation to Financial and Investment Restrictions; (B) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (A); (C) any Person located, organized, or ordinarily resident in a Sanctioned Country or (D) any national of a Sanctioned Country with whom U.S. Persons are prohibited from dealing.
(v)    “Sanctions Laws” means applicable U.S. and non-U.S. Laws relating to economic or trade sanctions, including those administered or enforced by United States (including by OFAC, BIS, or the U.S. Department of State), His Majesty’s Treasury of the United Kingdom, the European Union and the United Nations Security Council.
Section 3.10 Investigations; Litigation. There are currently no, and since February 1, 2021 there have been no: (a) pending or, to the Knowledge of the Company, threatened Actions, investigations or reviews before any Governmental Entity with respect to the Company or any of the Company’s Subsidiaries; and (b) there are no Actions pending (or, to the Knowledge of the Company, threatened) against or affecting the Company or any of the Company’s Subsidiaries, or any of their respective assets or properties at law or in equity, and there are no Orders of any Governmental Entity against or affecting the Company or any of the Company’s Subsidiaries, or any of their respective assets or properties, in each case, that would (x) reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or (y) prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.
Section 3.11    Employee Benefit Plans.
(a)    Section 3.11(a) of the Company Disclosure Schedules sets forth all material Company Benefit Plans. With respect to each material Company Benefit Plan, other than any such Foreign Plan, the Company has made available to Parent, true and complete copies of, (i) each current plan document constituting a part of such Company Benefit Plan (or, if unwritten, an accurate and complete description of all material terms), including all amendments thereto, (ii) the most recent summary plan description, (iii) any related trust agreement or other funding instrument, (iv) the most recent Annual Report (Form 5500 Series) and accompanying schedules, if any, (v) the most recent determination or opinion letter from the Internal Revenue Service (if applicable) for such Company Benefit Plan, and (vi) any material correspondence from a Governmental Entity in the previous three (3) years. With respect to each material Foreign Plan, the Company has made available to Parent either a true and complete copy of such Foreign Plan or a summary of the material terms of such Foreign Plan.
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(b)    Except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Company Benefit Plan has been established, maintained, funded and administered in compliance with its terms and with applicable Law, including ERISA and the Code to the extent applicable thereto; (ii) each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a current favorable determination letter from the Internal Revenue Service or is entitled to rely on a favorable opinion issued by the Internal Revenue Service and nothing has occurred that could reasonably be expected to adversely affect the qualification of such Company Benefit Plan; (iii) all contributions, reimbursements, premiums or payments that have become due have been made timely in accordance with the terms of the Company Benefit Plan and in compliance with the requirements of applicable Law, and all such contributions, reimbursements, premiums or payments that are not yet due have been made or properly accrued in accordance with GAAP; (iv) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code) or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Company Benefit Plan; (v) none of the Company or any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code and no circumstances exist that could reasonably be expected to result in the imposition of any such penalty or Tax; (vi) there are no pending, threatened or, to the Knowledge of the Company, anticipated claims (other than claims for benefits in the ordinary course of business in accordance with the terms of the Company Benefit Plans) by, on behalf of or against, or related to any of the Company Benefit Plans or any trusts related thereto; and (vii) no Company Benefit Plan and none of the Company or any of its Subsidiaries has any Liability under a plan or arrangement that provides (or has promised to provide) for post-employment, post-service or retiree health, medical or other welfare benefits (except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985 or other applicable Law and at the expense of the applicable employee). No Company Benefit Plan is, and none of the Company or any of its Subsidiaries has any Liability (including on account of an ERISA Affiliate) with respect to: (A) any plan or arrangement that is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA; (B) a Multiemployer Plan or a plan subject to Title IV of ERISA that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA; or (C) a “defined benefit plan” (as defined in Section 3(35) of ERISA), whether or not subject to ERISA. Without limiting the generality of the foregoing, with respect to each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Plan”) and except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (w) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities, (x) each Foreign Plan intended to receive favorable tax treatment under applicable Tax Laws has been qualified or similarly determined to satisfy the requirements of such Laws, (y) no Foreign Plan is a defined benefit plan, and (z) no Foreign Plan has any unfunded liabilities, nor are such unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.
(c)    Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could, either alone or in combination with another event, (i) entitle any current or former employee, independent contractor or director of the Company or any of its Subsidiaries to severance pay, or any other payment or benefit from the Company or its Subsidiaries, (ii) accelerate the time of funding, payment or vesting, or increase the amount of, compensation or benefits due to any such current or former employee, independent contractor or director, (iii) result in any funding (through a grantor trust or otherwise) of any compensation or benefit, (iv) limit or restrict the right of Parent to merge, amend or terminate any Company Benefit Plan without material liability or (v) result in the payment of any amount that could, individually or in combination with any other amount, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.
(d)    The Company and its Subsidiaries are not party to, nor do they have any current or contingent obligation under, any Company Benefit Plan to compensate, gross-up, indemnify or otherwise make-whole any person for excise Taxes or related interest or penalties payable pursuant to Section 4999 of the Code or Section 409A of the Code.
(e)    Each Company Benefit Plan that is, in whole or in part, a “nonqualified deferred compensation plan” subject to Section 409A of the Code to which the Company or any of its Subsidiaries is a party complies with and has been maintained, in each case, in all material respects, in accordance with the requirements of
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Section 409A of the Code and the Treasury Regulations promulgated thereunder, and no amount under any such plan is or has been subject to the interest and additional tax set forth under Section 409A(a)(1)(B) of the Code.
Section 3.12    Labor Matters.
(a)    Except as set forth in Section 3.12(a) of the Company Disclosure Schedules, the Company and its Subsidiaries are neither party to nor bound by any Collective Bargaining Agreement and no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to their employment with the Company or its Subsidiaries. Current, correct and complete copies of any Collective Bargaining Agreements set forth in Section 3.12(a) of the Company Disclosure Schedules have been provided to Parent.
(b)    During the three years prior to the date of this Agreement, there have been no actual or, to the Knowledge of the Company, threatened strikes, lockouts, work stoppages, slowdowns, picketing, handbilling, unfair labor practice charges, material labor grievances, material labor arbitrations or other labor disputes against or affecting the Company or any of its Subsidiaries. To the Knowledge of the Company, in the past three years, there has been no union organizing effort or activity pending or threatened against the Company or any of its Subsidiaries. The Company and its Subsidiaries have satisfied in all material respects any legal or contractual requirements to provide notice to, or to enter into any consultation procedure with, any labor union, labor organization or works council, which is representing any employee of the Company or its Subsidiaries, in connection with the execution of this Agreement or the transactions contemplated by this Agreement.
(c)    Except as would not be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, during the three years prior to the date of this Agreement, to the Knowledge of the Company, (i) no allegations of sexual harassment, other sexual misconduct or discrimination have been made against any employee of the Company with the title of director, Vice President or above, (ii) there are no Actions, suits, investigations or proceedings pending or, to the Knowledge of the Company, threatened related to any allegations of sexual harassment, other sexual misconduct or unlawful discrimination by any employee of the Company with the title of director, Vice President or above and (iii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment, other sexual misconduct or discrimination by any employee of the Company with the title of director, Vice President or above.
(d)    The Company and each of its Subsidiaries is and since February 1, 2021 has been in compliance in all material respects with all applicable Laws respecting labor, employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non- exempt employees), immigration (including the completion of Forms I-9 for all U.S. employees and the proper confirmation of employee visas), employment discrimination, harassment, retaliation, restrictive covenants, pay transparency, disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), outsourced labor or workforce, workers' compensation, labor relations, employee leave issues, employee trainings and notices, affirmative action, unemployment insurance, automated employment decision tools and other artificial intelligence.
Section 3.13    Tax Matters.
(a)    The Company and each of its Subsidiaries have prepared and timely filed (taking into account any valid extension of time within which to file) all material Tax Returns required to be filed by the Company or such Subsidiary and all such Tax Returns are complete and accurate in all material respects.
(b)    The Company and each of its Subsidiaries have timely paid in full all material Taxes required to be paid by any of them (whether or not shown on any Tax Return); the Company and each of its Subsidiaries have withheld all material Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.
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(c)    There are not pending, or threatened in writing, any audits, examinations, investigations or other Action in respect of material Taxes of the Company or any of its Subsidiaries. There are no requests for rulings or determinations in respect of any income or other material Tax pending between any of the Company or any of its Subsidiaries, on the one hand, and any Governmental Entity, on the other hand.
(d)    Other than customary extensions of the due date to file a Tax Return obtained in the ordinary course of business, none of the Company or any of its Subsidiaries has requested, granted, or become the beneficiary of, or consented to, any extension or waiver of any statute of limitations period related to the assessment or collection of any material Tax, which period (after giving effect to such extension or waiver) has not yet expired.
(e)    There are no Liens for Taxes on any property or other assets of the Company or any of its Subsidiaries, except for Permitted Liens.
(f)    Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code.
(g)    Neither the Company nor any of its Subsidiaries has participated in or is participating in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
(h)    Neither the Company nor any of its Subsidiaries has (i) been a member of an Affiliated Group filing a combined, consolidated, joint, unitary or other similar Tax Return (other than an Affiliated Group the common parent of which is the Company or any Subsidiary of the Company) or (ii) any material liabilities for Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by Contract (other than Contracts entered into in the ordinary course of business the primary purpose of which is not Taxes) or otherwise as a matter of Law.
(i)    Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (ii) closing agreement under Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) entered into prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date (other than any installment sale or open transaction disposition made in the ordinary course of business), (iv) prepaid amount received or deferred revenue accrued on or prior to the Closing Date (other than any prepaid amount received or deferred revenue accrued in the ordinary course of business), (v) inclusion pursuant to Section 965 of the Code, (vi) excess loss account, as described in Treasury Regulations under Section 1502 of the Code (or any similar provision of Law), or (vii) any gain recognition agreement to which the Company or any of its Subsidiaries is a party under Code Section 367 (or any corresponding or similar provision of income Tax Law), in respect of taxable periods ending on or prior to the Closing Date.
(j)    Schedule 3.13(j) sets forth the entity classification of the Company and each of its Subsidiaries for U.S. federal income Tax purposes and such classification has been effective since each such entity’s formation unless otherwise stated therein.
(k)    Neither the Company nor any of its Subsidiaries has a permanent establishment (as defined in any applicable Tax treaty) or other fixed place of business in, or is tax resident in, a country other than the country in which it is organized.
(l)    The Company and each of its Subsidiaries are in compliance with all applicable transfer pricing Laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology and conducting intercompany transactions at arm’s length, in all material respects.
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(m)    Neither the Company nor any of its Subsidiaries has received from any Governmental Entity in a jurisdiction where such Person has not filed a specific type of Tax Return any written claim that such Person is or may be subject to taxation by, or required to file such Tax Returns in, that jurisdiction, which claim has not been fully resolved.
Section 3.14 Real Property. Neither the Company nor any of its Subsidiaries owns, or has ever owned, any real property. Section 3.14 of the Company Disclosure Schedules sets forth the address of all real property in which the Company or its Subsidiaries holds a leasehold or subleasehold interest or other rights to use or occupy such real property (such real property, together with buildings, structures, improvements or fixtures thereon, the “Leased Real Property”), as well as the original date of, and names of the parties that are currently party to, each of the Leases pertaining to such Leased Real Property. A true and complete copy of each of the Leases has been made available to Parent. The Company or one of its Subsidiaries holds a legal, valid, binding, enforceable and in full force and effect as of the date hereof, leasehold interest under each of the Leases, and such leasehold interest is free and clear of Liens (other than Permitted Liens). With respect to each Lease and except as would not reasonably be expected to materially impair the operations of the Business: (i) neither the Company or any of its Subsidiaries nor, to the Knowledge of the Company as of the date hereof, any other party to the Lease is in material breach of, or default under, any Lease to which it is a party, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a material breach or default, or permit the termination of, or the modification or acceleration of rent under, such Lease; (ii) either the Company or the applicable Subsidiary has possession and quiet enjoyment of the Leased Real Property, and to the Knowledge of the Company, no Lease has been disturbed and there are no disputes with respect to any Leases; (iii) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any other security interest in any Lease or any interest therein that remains effective as of the date hereof; (iv) to the Knowledge of the Company, there is no pending or threatened condemnation or similar action affecting any of the Leased Real Property; (v) neither the Company nor any of its Subsidiaries (as applicable) has subleased, licensed, assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in any Lease or any Leased Real Property; (vi) to the Knowledge of the Company all buildings, structures, improvements, and fixtures consisting of or serving the Leased Real Property, including all mechanical, electrical and other systems are in good operating condition and repair, and are suitable for the purposes for which they are currently used; and (vii) to the Knowledge of the Company, the use and occupancy of the Leased Real Property by the Company or its Subsidiaries (as applicable) is in compliance with all applicable fire, health, building, use, occupancy and zoning Laws.
Section 3.15    Intellectual Property.
(a)    The issued Patents, Patent applications, registered Marks, applications for registration of Marks, registered Internet domain names, registered Copyrights and applications for registration of Copyrights within the Company Intellectual Property are referred to collectively as the “Company Registered Intellectual Property” and are set forth on Section 3.15(a) of the Company Disclosure Schedules. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Registered Intellectual Property (other than any applications for Company Registered Intellectual Property) has expired or been cancelled or abandoned except in accordance with the expiration of the term of such rights, (ii) all Company Intellectual Property is subsisting and valid, and (iii) to the Knowledge of the Company, all Company Registered Intellectual Property (other than any applications therefor) is enforceable.
(b)    The Company and its Subsidiaries (i) exclusively own all right, title, and interest in all Company Intellectual Property, free and clear of all Liens (other than Permitted Liens) and (ii) have sufficient rights to all Intellectual Property used in or necessary for the conduct the business of the Company and its Subsidiaries, in each case of clauses (i) and (ii), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All licenses granted by the Company and is Subsidiaries to the Company Intellectual Property are non-exclusive and have been granted in the ordinary course of business, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the conduct of the business of the Company and its Subsidiaries does not
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infringe, violate or constitute misappropriation of, and has not in the last six years, infringed, violated or constituted misappropriation of, any Intellectual Property of any third Person, (ii) to the Knowledge of the Company, as of the date of this Agreement, no third Person is infringing, violating, or misappropriating any Company Intellectual Property, (iii) there is no (and there has not, during the six years preceding the date of this Agreement, been any) pending claim or asserted claim in writing asserting that the Company or any Subsidiary has infringed, violated or misappropriated, or is infringing, violating or misappropriating any Intellectual Property of any third Person (including any unsolicited demand or request from any Person to license any Intellectual Property) or that any Company Intellectual Property is invalid or unenforceable, (iv) the Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of the material Trade Secrets of the Company and its Subsidiaries and third-party confidential information provided to the Company or any of its Subsidiaries that the Company or such Subsidiary is obligated to maintain in confidence and (v) there is no (and there has not, during the six years prior to the date of this Agreement, been any) pending claim by the Company or any of its Subsidiaries against any third Person with respect to the alleged infringement, misappropriation or other violation of any Company Intellectual Property or unenforceability or invalidity of any Intellectual Property.
(d)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (i) each Person who has participated in the authorship, conception, creation, reduction to practice, or development of any Company Intellectual Property for, on behalf of or under the direction or supervision of the Company or any its Subsidiaries has executed a valid and enforceable written Contract providing for (A) the confidentiality and non-disclosure by such Person of all Trade Secrets of the Company or its Subsidiaries and (B) the assignment by such Person (by way of present grant of assignment) to the Company or any of its Subsidiaries of all right, title and interest in and to such Company Intellectual Property that the Company or any of its Subsidiaries does not already own by operation of Law by virtue of such Person’s employment or engagement by the Company or any of its Subsidiaries and (ii) to the Knowledge of the Company, no Person is in breach of any Contract referenced in this Section 3.15(d).
(e)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries has used, incorporated, linked, combined, modified, or distributed any Open Source Software in a manner that: (A) requires (or has failed to meet any condition of use in any Open Source License applicable to the Company or its Subsidiaries that results in) the disclosure, licensing or distribution of any source code that is Company Intellectual Property; (B) imposes any restriction on the consideration to be charged for the distribution of any Company Intellectual Property; or (C) other than any attribution or notice requirement, imposes any other limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any Company Intellectual Property; and (ii) the Company and its Subsidiaries are in compliance with the terms of all Open Source Licenses for Open Source Software used by any of them.
(f)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no source code for any Company Intellectual Property has been disclosed, delivered, licensed or made available to any escrow agent or other third Person who was not, as of the time thereof, an employee or contractor of the Company or its Subsidiaries in connection with their performance of services for the Company or its Subsidiaries and (ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Intellectual Property to any other Person who is not, as of the date of this Agreement, an employee or contractor of the Company or its Subsidiaries for the performance of such services.
(g)    Neither the Company nor any of its Subsidiaries is under any obligation to license any material Company Intellectual Property to any (i) Governmental Entity because it has received funding to develop such Company Intellectual Property from a Governmental Entity and no Governmental Entity has any right to restrict the sale, licensing, distribution or transfer of any material Company Intellectual Property or (ii) Person due to being a participant in any standards-setting, patent pool or similar organization.
Section 3.16     Information Technology. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries have
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implemented, maintained and monitored reasonable measures with respect to technical, administrative and physical security designed to preserve and protect the confidentiality, availability, security and integrity of the Company IT Assets and Company Products, (b) the Company and its Subsidiaries have implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures, (c) the Company IT Assets are adequate for, and perform the functions necessary to carry on the conduct of their respective businesses, and to the Knowledge of the Company, the Company IT Assets and Company Products are free of Malicious Code, (d) during the three years prior to the date of this Agreement, the Company and its Subsidiaries have experienced no continued substandard performance, failure or other adverse event of the Company IT Assets that has caused any material disruption of or interruption in or to the use of the Company IT Assets and there are no claims pending or, to the Knowledge of the Company, threatened against the Company and its Subsidiaries with respect to the security, confidentiality, availability, or integrity of the Company IT Assets, (e) during the three years prior to the date of this Agreement, there have been no Security Incidents with respect to the Company IT Assets or Company Products and (f) the Company and its Subsidiaries own or have sufficient rights pursuant to a written Contract to access and use all Company IT Assets.
Section 3.17    Privacy. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) there are no (and there have not been during the three years prior to the date of this Agreement, any) claims pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Privacy Obligations (including related to any fines or other sanctions), (b) neither the Company nor any of its Subsidiaries has notified or been required to notify any Person of any Security Incidents, (c) during the three years prior to the date of this Agreement, there has been no Security Incident, including no unauthorized access, unauthorized acquisition or disclosure, or any loss or theft, of Personal Data of the Company or its Subsidiaries while such Personal Data was in the possession or control of the Company, its Subsidiaries or third Persons acting on their behalf, (d) the Company and its Subsidiaries have complied, and since February 1, 2021, are in compliance, with all Privacy Obligations, including with respect to the Processing of Personal Data and (e) the entry into the transactions contemplated by this Agreement shall not result in a breach or violation of, or constitute a default under, any Privacy Obligations.
Section 3.18    Material Contracts.
(a)    Except for this Agreement, agreements filed as exhibits to the Company SEC Documents or as set forth in Section 3.18 of the Company Disclosure Schedules, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract (including all amendments thereto, and excluding any Company Benefit Plan (other than with respect to clauses (xiii) and (xiv) below) or Lease) that:
(i)    would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act) with respect to the Company and its Subsidiaries, taken as a whole;
(ii)    (A) contains material restrictions on the right of the Company or any of its Subsidiaries (or after the Closing Date, the Surviving Corporation or Parent) (1) to compete or engage in any line of business with any Person in any geographic area anywhere in the world, (2) that limits the rights of such party to enter into any partner or similar agreements with third parties, (3) that binds any such party through any customer non-solicitation or non-competition covenant; (B) that grants exclusivity or “most favored nation” protections or rights of first refusal, first offer or first negotiation or similar restrictions to the counterparty to such Contract (including any exclusive supply agreements with any of the Company’s or its Subsidiaries’ suppliers); or (C) contains exclusivity obligations that materially limit the freedom or right of the Company or any of its Subsidiaries (or, after the Closing Date, the Surviving Corporation or Parent), to develop, sell or distribute any products or services for any other Person;
(iii)    provides for the formation, creation, operation, management or control of any joint venture with a third party;
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(iv)    is an indenture, credit agreement, loan agreement, note, security agreement, guarantee, bond or other similar Contract providing for indebtedness for borrowed money of the Company or any of its Subsidiaries (other than indebtedness among the Company and/or any of its Subsidiaries) in excess of $1,000,000;
(v)    is a settlement, conciliation or similar Contract that would require the Company or any of its Subsidiaries to pay consideration of more than $2,000,000 after the date of this Agreement or that contains restrictions on the business and operations of the Company and its Subsidiaries that are material to the business of the Company and its Subsidiaries, taken as a whole;
(vi)    (A) provides for the acquisition or disposition by the Company or any of its Subsidiaries of any business or Person (whether by merger, sale of stock, sale of assets or otherwise) or (B) pursuant to which the Company or any of its Subsidiaries acquired or will acquire any ownership interest in any other Person or other business enterprise other than any Subsidiary of the Company, in each case, under which the Company or any of its Subsidiaries has any earn-out, holdback, indemnification or any other similar deferred or contingent payment obligations remaining to be performed as of the date hereof;
(vii)    obligates the Company or any Subsidiary of the Company to make any future capital investment or capital expenditure outside the ordinary course of business and in excess of $1,000,000;
(viii)    prohibits or requires the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or prohibits or requires the pledging of the capital stock of the Company or any Subsidiary of the Company;
(ix)    has resulted in payments by the Company or any of its Subsidiaries of more than $3,000,000 in the aggregate for the prior fiscal year (other than Contracts subject to clause (v) above);
(x)    has resulted in payments to the Company or any of its Subsidiaries of more than $3,000,000 in the aggregate for the 12 months ended July 31, 2024;
(xi)    is a Collective Bargaining Agreement or similar agreement to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries is bound;
(xii)    is with (A) each of the customers of the Company and its Subsidiaries (the “Material Customers”) that (I) has resulted in payments to the Company and its Subsidiaries in excess of $1,000,000 for the fiscal year ending January 31, 2024 or (II) is anticipated by the Company, as of the date hereof, to result in payments to the Company and its Subsidiaries in excess of $1,000,000 for the fiscal year ending January 31, 2025; (B) each of the top twenty (20) largest vendors of the Company and its Subsidiaries by dollar amount taken as a whole for (I) the fiscal year ending January 31, 2024 or (II) the six months ending July 31, 2024 (the “Material Vendors”); and (C) each of the top twenty (20) largest resellers and distributors of the Company and its Subsidiaries by dollar amount taken as a whole for (I) the fiscal year ending January 31, 2024 or (II) the six months ending July 31, 2024 (the “Material Partners”);
(xiii)    provides for (A) indemnification of any officer, director or employee by the Company, other than Contracts entered into on substantially the same form as the Company’s standard forms previously made available to Parent or (B) accelerated vesting in connection with a change of control (including as a result of any termination of employment in connection with or following a change of control);
(xiv)    is a Contract that is for the employment or engagement of any directors, officers, employees or independent contractors of the Company or any of its Subsidiaries at the level of Senior Vice President or above;
(xv)    is a material Government Contract;
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(xvi)    (A) is between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any of its Subsidiaries or any Person beneficially owning five percent or more of the outstanding shares of the Company Common Stock, on the other hand, except for any Company Benefit Plan or (B) that would be required to be disclosed under Item 404 under Regulation S-K under the Securities Act;
(xvii)    (A) under which the Company or any of its Subsidiaries has granted or received an exclusive license to any Intellectual Property, (B) otherwise restricting the Company or any of its Subsidiaries’ ability to use, enforce, or disclose any Company Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, (C) under which the Company or any of its Subsidiaries has granted or received a license or right in or to use any Intellectual Property licensed from or to a third Person that is material to the business of the Company and its Subsidiaries, taken as a whole, or (D) under which the Company or any of its Subsidiaries has delivered, made available, licensed, or placed into escrow any source code owned by any of them that is material to the business of the Company and its Subsidiaries, taken as a whole, or (E) relating to the provision of co-location or hosting services to the Company and its Subsidiaries, which services are used by the Company or its Subsidiaries to fulfill their obligations to provide Software and data hosting services to customers other than, with respect to each of (A) through (E), (1) non-disclosure agreements entered into in the ordinary course of business, (2) nonexclusive, “off-the-shelf” software licenses (including software-as-a-service) granted by third parties to the Company or any of its Subsidiaries with annual subscription or maintenance fees of less than $2,000,000, (3) Open Source Licenses, (4) Contracts for the integration of third-party services or applications with the Company Products in the ordinary course of business and which third-party service or applications are (x) not material to the Company Products’ functionality, (y) replaceable without material cost to the Company and its Subsidiaries or its customers or (z) substantially providing for the use of such third-party’s application programming interface (API) to permit an end user connection to the third-party service or application via the Company Products, (5) non-exclusive licenses of Company Intellectual Property granted by the Company or any of its Subsidiaries to its customers, vendors, resellers or distributors in the ordinary course of business, and (6) agreements with employees and individual contractors of the Company or any of its Subsidiaries in the ordinary course of business;
(xviii)    any Lease; or
(xix)    provides for the development of material Intellectual Property for the benefit of the Company or any of its Subsidiaries.
Each Contract required to be listed pursuant to clauses (i) – (xix) of this Section 3.18(a), and each Contract of the type described in clauses (i) – (xix) of this Section 3.18(a) that are entered into by the Company or any of its Subsidiaries’ after the date of this Agreement, is referred to herein as a “Company Material Contract.”
(b)    True and correct copies of each Company Material Contract have been publicly filed prior to the date of this Agreement or otherwise have been made available to Parent prior to the date hereof. Neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract where such breach or default would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, each Company Material Contract is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, subject to the Enforceability Exceptions.
(c)    To the Knowledge of the Company, since February 1, 2024 to the date hereof, neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from or on behalf of any Material Customer or Material Vendor indicating that such Person intends to terminate or not renew any Company Material Contract with such Person (except in accordance with the terms thereof).
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Section 3.19 Government Contracts. Neither the Company nor any of its Subsidiaries have (a) materially breached or violated any Law, certification, representation, clause, provision or requirement pertaining to any Government Contract; (b) been, since September 1, 2021, suspended or debarred from bidding on governmental contracts by a Governmental Entity; (c) been, since September 1, 2018, audited or investigated by any Governmental Entity with respect to any Government Contract that resulted in any adverse finding with respect to any alleged unlawful conduct, misstatement or omission arising under or relating to any Government Contract; (d) made, since September 1, 2018, any mandatory disclosure under FAR 52.203-13(b)(i) or any voluntary disclosure to any Governmental Entity with respect to any alleged unlawful conduct, misstatement or omission arising under or relating to a Government Contract; (e) received from any Governmental Entity or any other Person any written notice of breach, cure, show cause or default with respect to any Active Government Contract that remains unresolved; (f) had any Government Contract terminated by any Governmental Entity or any other Person for default or the Company’s or any of its Subsidiaries’ failure to perform; (g) received any Government Contract based on the Company or a Subsidiary having small business status or other preferred bidder status afforded by statute or regulation since September 1, 2021; or (h) any Active Government Contracts payable on a cost- reimbursement basis. The Company and its Subsidiaries have established and maintained adequate internal controls for compliance with their respective Government Contracts in all material respects. Since September 1, 2018, all invoices and claims for payment submitted by the Company and its Subsidiaries were current, accurate and complete in all material respects as of their respective submission dates. As of the date hereof, there are no material outstanding claims or disputes between the Company or any of its Subsidiaries, on the one hand, and any Governmental Entity or any prime contractor, on the other hand, arising under or relating to any of the Company’s or any of its Subsidiaries’ Government Contracts.
Section 3.20 Insurance Policies. Except as would not reasonably be expected to be material to the Company, taken as a whole, the Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as the Company reasonably believes, based on past experience, is adequate for the businesses and operations of the Company and its Subsidiaries (taking into account the cost and availability of such insurance). Section 3.20 of the Company Disclosure Schedules sets forth a true and complete list as of the date of this Agreement of all currently effective material insurance policies issued in favor of the Company or any of its Subsidiaries (the “Company Insurance Policies”). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) each of the Company Insurance Policies is in full force and effect and all premiums due and payable thereon are not past due, and the applicable insured entity (whether the Company or any of its Subsidiaries) is in compliance in all respects with the terms and conditions of such Company Insurance Policies; (b) neither the Company nor any of its Subsidiaries is in breach or default under any Material Insurance Policy, and, to the Company’s Knowledge as of the date hereof, no event has occurred that, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since February 1, 2021, neither the Company nor any of its Subsidiaries has received any written notice regarding any non-renewal, termination, invalidation or cancellation of any Material Insurance Policy.
Section 3.21 Affiliate Party Transactions. Since February 1, 2021, there have been no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company or any of its Affiliates, on the other hand, that would be required to be disclosed by the Company under Item 404 under Regulation S-K under the Securities Act and that have not been so disclosed in the Company SEC Documents, other than ordinary course of business employment agreements and similar employee arrangements otherwise set forth on the Company Disclosure Schedules.
Section 3.22 Proxy Statement. The Proxy Statement (x) will not, at the time it is filed with the SEC, or at the time it is first mailed to the shareholders of the Company or at the time of the Company Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading and (y) will, at the time of the Company Shareholder Meeting, comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder; provided that, in the case of both clause (x) and clause (y), no representation or warranty is made by the Company with respect to statements
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made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference therein.
Section 3.23 Opinion of Financial Advisor. The Company Board has received the opinion of the Company Financial Advisor, to the effect that, as of the date of this Agreement and based upon and subject to the various qualifications, assumptions, limitations and other matters considered in the preparation thereof, the Merger Consideration to be received pursuant to, and in accordance with, the terms of this Agreement by the holders of Company Common Stock (other than Parent, Merger Sub and their respective Affiliates) is fair, from a financial point of view, to such holders. It is hereby understood and agreed that such opinion is for the benefit of the Company Board and may not be relied upon by Parent or Merger Sub.
Section 3.24 Finders or Brokers. Except for the Company Financial Advisor, neither the Company nor any of its Subsidiaries has employed or engaged any investment banker, broker or finder who would be entitled to any fee or any commission in connection with or on consummation of the Merger.
Section 3.25 Takeover Laws. Assuming the representations and warranties of Parent and Merger Sub set forth in Section 4.11 are true and correct, as of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other form of anti-takeover statute or regulation or any similar anti-takeover provision in the articles of incorporation or bylaws of the Company (each, a “Takeover Law”) is, and the Company has no rights plan, “poison pill” or similar agreement that is, applicable to this Agreement, the Merger or the other transactions contemplated hereby and the Company Board has taken all necessary actions so that any restrictions on business combinations under any applicable “anti-takeover” Law will not be applicable to the Merger.
Section 3.26 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)    The Company and its Subsidiaries are, and have been since February 1, 2021, in compliance with all Environmental Laws and the Company and its Subsidiaries have not received any written notice regarding any violation of, or any liability (contingent or otherwise) under, any Environmental Law;
(b)    There has been no release, storage, handling, manufacture, distribution, sale, treatment, arrangement for the disposal or disposal of, contamination by, or exposure of any Person to any Hazardous Substances that has given or would give rise to any liability (contingent or otherwise) for the Company or any of its Subsidiaries under Environmental Laws; and
(c)    The Company and its Subsidiaries have furnished to Parent all environmental audits, reports and other material environmental documents relating to the Company’s, its Subsidiaries’, or its Affiliates’ or predecessors’, past or current properties, facilities or operations which are in their possession or under their reasonable control.
Section 3.27 Indebtedness. Section 3.27 of the Company Disclosure Schedules contains a true, correct and complete list of all indebtedness for borrowed money of the Company and its Subsidiaries as of the date hereof.
Section 3.28 No Other Representations or Warranties; No Reliance. The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 or in any other Transaction Document, none of Parent, Merger Sub or any other Person acting on behalf of Parent or Merger Sub has made or makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to Parent, Merger Sub, their respective Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to the Company or any of its representatives by or on behalf of Parent or Merger Sub. The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 or in any other Transaction Document, none of Parent, Merger Sub or any other Person acting on behalf of Parent or Merger Sub has made or
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makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to the Company or any of its representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Parent, Merger Sub, or any of their respective Subsidiaries. The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 or in any other Transaction Document, none of Parent, Merger Sub nor any Person acting on behalf of Parent or Merger Sub has made or makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to Parent or Merger Sub.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB
Except as disclosed in the corresponding sections or subsections of the disclosure schedules delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Schedules”) (it being acknowledged and hereby agreed that disclosure of any information in any section or subsection of the Parent Disclosure Schedules shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Parent Disclosure Schedules to the extent that the relevance thereof is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:
Section 4.1    Qualification, Organization, Subsidiaries. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Each of Parent and Merger Sub has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the Closing or prevent or materially delay or materially impair the ability of Parent or Merger Sub to satisfy the conditions precedent to the Merger, to obtain financing for the Merger or to consummate the Merger and the other transactions contemplated by this Agreement (a “Parent Material Adverse Effect”). Parent has made available to the Company prior to the date of this Agreement a true and complete copy of the certificates of incorporation and bylaws or other equivalent organizational documents of Parent and Merger Sub, each as amended through the date of this Agreement.
Section 4.2    Authority; Enforceability.
(a)    Each of Parent and Merger Sub has all requisite corporate or similar power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The board of directors (or equivalent governing body) of Parent has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger and the Financing, and the board of directors of Merger Sub has unanimously (i) determined that it is in the best interests of Merger Sub and its sole shareholder, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the sole shareholder of Merger Sub adopt this Agreement and directed that such matter be submitted for consideration of the sole shareholder of Merger Sub.
(b)    Except for the adoption of this Agreement by Parent, as the sole shareholder of Merger Sub (which such adoption shall occur immediately following the execution of this Agreement) and the filing of the Certificate of Merger with the Secretary of State of the State of Washington, no other corporate or similar proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No vote of the equityholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any applicable Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or the applicable rules
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of any exchange on which securities of Parent are traded, in order for Parent to consummate the transactions contemplated hereby.
(c)    This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.
Section 4.3    Consents and Approvals; No Violation.
(a)    The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by Parent and Merger Sub do not and will not require Parent, Merger Sub or any of their Subsidiaries to procure, make or provide prior to the Closing Date any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Entity or other third party, other than (i) the filing of the Articles of Merger, (ii) compliance with the HSR Act and any applicable Antitrust and Foreign Investment Laws, (iii) compliance with the applicable requirements of the Exchange Act, (iv) compliance with the rules and regulations of NYSE and (v) any consents, approvals or authorizations which are required only because of facts and circumstances specific to the Company (the foregoing clauses (i) through (v), collectively, the “Parent Approvals”), and other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)    Assuming compliance with the matters referenced in Section 4.3(a) and receipt of the Parent Approvals, the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, do not and will not (i) contravene or conflict with the organizational or governing documents of Parent or any of its Subsidiaries, (ii) contravene or conflict with or constitute a violation of any provision of any Law binding on or applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of payment, approval, notice, amendment, modification, termination, cancellation or acceleration of any material obligation, under any Contract, instrument, permit, concession, franchise, right or license binding on Parent or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii) above, any such contravention, conflict, violation, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.4    Financing. Parent has delivered to the Company true, complete (other than as may be redacted as expressly permitted by this Section 4.4) and correct copies of (a) the executed commitment letter, dated as of the date hereof (including all exhibits, schedules and annexes thereto, and the executed fee letter associated therewith redacted in a manner as described below, collectively, the “Debt Financing Commitments”), between Merger Sub and the Debt Financing Sources, pursuant to which the Debt Financing Sources have committed, subject to the terms and conditions set forth therein, to lend the aggregate amounts set forth therein (the “Debt Financing”) for the purpose of funding a portion of the Financing Uses and (b) the Equity Commitment Letters (the “Equity Financing Commitments”, and together with the Debt Financing Commitment, the “Financing Commitments”), pursuant to which each Guarantor has committed, subject to the terms and conditions set forth therein, to invest the cash amount set forth therein (the “Equity Financing” and, together with the Debt Financing, the “Financing”) for the purposes of funding a portion of the Financing Uses. The Equity Financing Commitments each provide that the Company is a third-party beneficiary thereof. (i) None of the Financing Commitments has been amended, supplemented or modified prior to the date hereof, (ii) no such amendment, supplement or modification is contemplated or pending by Parent or Merger Sub or, to the Knowledge of Parent and Merger Sub, by any other party thereto, (iii) the respective commitments contained in the Financing Commitments have not been withdrawn, terminated or rescinded in any respect and (iv) to the Knowledge of Parent, no such withdrawal, termination or rescission is contemplated. Except for the fee letter (a complete copy of which has been provided to the Company, redacted with respect to fee amounts, “market flex” provisions, any other economic terms and any other information customarily redacted, so long as such redaction does not cover terms that could be expected to affect the
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conditionality, amount, availability, enforceability or termination of the Debt Financing) with respect to the Debt Financing, there are no side letters or Contracts that could reasonably be expected to affect the conditionality, amount, availability, enforceability or termination of the Financing. Parent or Merger Sub, as applicable, has fully paid any and all commitment fees or other fees in connection with the Financing Commitments that are required to be paid on or prior to the date hereof and Parent or Merger Sub, as applicable, will, directly or indirectly, continue to pay in full any such amounts required to be paid as and when they become due and payable on or prior to the Closing Date. As of the date hereof, the Financing Commitments are in full force and effect and are the legal, valid, binding and enforceable obligations of Parent and/or Merger Sub, as the case may be, and, to the Knowledge of Parent, each of the other parties thereto, subject to the Enforceability Exceptions. The Financing Commitments contain all of the conditions precedent and other conditions to the obligations of the parties thereunder to make the full amount of the Financing available to Parent on the terms therein. To the Knowledge of Parent and Merger Sub, as of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to (i) constitute a default or material breach on the part of Parent or Merger Sub or any other party thereto under any of the Financing Commitments, (ii) constitute a failure to satisfy a condition precedent as a result of actions taken or expected to be taken by Parent or Merger Sub or any other party under the Financing Commitments or (iii) result in any portion of the Financing Commitments to be provided, funded or invested in accordance with the Financing Commitments being unavailable on the Closing Date as a result of actions taken or expected to be taken by Parent or Merger Sub or any other party under the Financing Commitments. Assuming satisfaction of the conditions precedent set forth in Section 2.2(a) and Section 2.2(b), as of the date hereof (i) Parent has no reason to believe that any of the conditions to the Financing contemplated by the Financing Commitments will not be satisfied or that the full amount of the Financing necessary to fund the Financing Uses will not be made available to Parent or Merger Sub, as applicable, in full, in each case, on the Closing Date, (ii) Parent has no Knowledge that any Guarantor will not perform its obligations thereunder and (iii) Parent is not aware of the existence of any fact or event that would or would reasonably be expected to cause such conditions to the Financing necessary to fund the Financing Uses not to be satisfied or the full amount of the Financing not to be made available to Parent or Merger Sub in full on the Closing Date. Assuming the Financing is funded and/or invested in accordance with the Financing Commitments and the accuracy of the representations and warranties of the Company set forth in Article III, the Financing, will in the aggregate, and together with the available cash on hand at the Company at Closing, be sufficient to (i) pay the aggregate Merger Consideration and the other payments pursuant to Article II, (ii) pay any and all fees and expenses required to be paid by Parent, Merger Sub and the Surviving Corporation in connection with the Merger and the Financing, (iii) satisfy all of the other payment obligations of Parent, Merger Sub and the Surviving Corporation contemplated hereunder required to be paid in connection with the Closing (clauses (i) through (iii), the “Financing Uses”). In no event shall the receipt or availability of any funds or financing by or to Parent or any of its Affiliates or any other financing transaction be a condition to the Closing hereunder.
Section 4.5    Guarantees. Concurrently with the execution of this Agreement, Parent has delivered to the Company true, complete and correct copies of the Guarantees. As of the date hereof, each Guarantee is valid and in full force and effect and constitutes the legal, valid and binding obligation of the Guarantors, enforceable in accordance with its terms (subject to the Enforceability Exceptions). As of the date hereof, no Guarantor is in default or breach under the terms and conditions of its respective Guarantee and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition under the terms and conditions of such Guarantee. Each Guarantor has, and at all times will have, access to sufficient capital to satisfy in full the full amount of the guaranteed obligations under its respective Guarantee.
Section 4.6    Capitalization of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, no par value per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent. Merger Sub does not have outstanding any option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any equity security of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.
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Section 4.7    Investigations; Litigation. Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, as of the date of this Agreement, (a) to the Knowledge of Parent, there is no investigation or review pending or threatened by any Governmental Entity with respect to Parent or any of its Subsidiaries; and (b) there are no Actions pending (or, to the Knowledge of Parent, threatened) against or affecting Parent or any of Parent’s Subsidiaries or any of their respective assets or properties at law or in equity, and there are no Orders of any Governmental Entity against or affecting Parent or any of Parent’s Subsidiaries or any of their respective assets or properties.
Section 4.8    Proxy Statement; Other Information. None of the information supplied by or on behalf of Parent or Merger Sub concerning Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement (the “Parent Information”) will, at the time it is filed with the SEC, or at the time it is first mailed to the shareholders of the Company or at the time of the Company Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made by Parent or Merger Sub with respect to statements made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of the Company or any of its Affiliates for inclusion or incorporation by reference therein.
Section 4.9    Finders or Brokers. Neither Parent nor any Subsidiary of Parent (including Merger Sub) has employed or engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission from the Company or any of its Subsidiaries in connection with or on consummation of the Merger or the other transactions contemplated hereby.
Section 4.10    Certain Arrangements. As of the date of this Agreement, there are no contracts, undertakings, commitments, agreements, obligations or understandings, whether written or oral, between Parent or Merger Sub, the Guarantors or any of their Affiliates, on the one hand, and any beneficial owner of five percent or more of the outstanding shares of Company Common Stock or any member of the Company’s management or the Company Board, on the other hand, relating in any way to the Company, the transactions contemplated by this Agreement or to the operations of the Surviving Corporation after the Effective Time.
Section 4.11    Ownership of Common Stock. Neither Parent nor Merger Sub is, nor has been during the five years prior to the date of this Agreement, an “acquiring person” (as defined in Chapter 23B.19 of the WBCA) with respect to the Company.
Section 4.12    Solvency. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith), assuming the accuracy of the representations and warranties set forth in Article 3 in all material respects:
(a)    the Fair Value of the assets of Parent and its Subsidiaries, on a consolidated basis, shall be greater than the total amount of Parent’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), on a consolidated basis;
(b)    Parent and its Subsidiaries, on a consolidated basis, shall be able to pay their debts and obligations as they become due;
(c)    Parent and its Subsidiaries, on a consolidated basis, shall not have unreasonably small capital to carry on the businesses in which they are engaged or proposed to be engaged; and
(d)    For the purposes of this Section 4.12, “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
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Section 4.13    No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement and the Merger. The vote or consent of Parent, as the sole shareholder of Merger Sub is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to approve this Agreement and the Merger.
Section 4.14    No Other Representations or Warranties; No Reliance. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other document, agreement or instrument delivered by the Company pursuant to this Agreement, none of the Company or any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to the Company, its Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to Parent, Merger Sub or any of their respective representatives by or on behalf of the Company. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other Transaction Document, neither the Company nor any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to Parent, Merger Sub or any of their respective representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company or any of its Subsidiaries. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other document, agreement or instrument delivered by the Company pursuant to this Agreement, neither the Company nor any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to the Company.
ARTICLE 5
INTERIM OPERATION OF BUSINESS
Section 5.1    Conduct of Company Business During Pendency of Merger.
(a)    From and after the date of this Agreement and prior to earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 7.1 (the “Termination Date”), except (i) as may be required by applicable Law, (ii) with the prior written consent of Parent, (iii) as may be expressly required or contemplated by this Agreement or (iv) as set forth in Section 5.1(a) of the Company Disclosure Schedules, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to (A) conduct its business in all material respects in the ordinary course of business and (B) to preserve intact in all material respects its existing business organization and business relationships (including its relationships with Governmental Entities, customers, partners, suppliers, creditors, licensors, licensees, lessors and other Persons with which it has significant business dealings); provided, however, that no action taken by the Company or its Subsidiaries that is expressly permitted by any provision of Section 5.1(b) (including any qualification or exception to any of the restrictions set forth in Section 5.1(b)) shall be deemed to be a breach of this Section 5.1(a).
(b)    From and after the date of this Agreement and prior to the earlier of the Effective Time and the Termination Date, except (i) as may be required by applicable Law, (ii) with the prior written consent of Parent (which consent, solely with respect to Sections 5.1(b)(iii), (iv), (vii), (xi), (xii) and (xiii), shall not be unreasonably withheld, delayed or conditioned), (iii) as may be expressly required or contemplated by this Agreement or (iv) as set forth in Section 5.1(b) of the Company Disclosure Schedules, the Company:
(i)    shall not declare, set aside, make, authorize, set a record date for, or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of the Company or its Subsidiaries), except dividends and distributions paid by wholly-owned Subsidiaries of the Company to the Company or to any of the Company’s wholly-owned Subsidiaries;
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(ii)    shall not, and shall not permit any of its Subsidiaries to, adjust, split, subdivide, repurchase, redeem, combine or reclassify any of its capital stock or other ownership or equity or equity-based interests in the Company or any of its Subsidiaries, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except as may be permitted by Section 5.1(b)(vii), and except for any such transaction by a wholly owned Subsidiary of the Company that remains a wholly owned Subsidiary after consummation of such transaction;
(iii)    except as required under the existing terms of a Company Benefit Plan or a Collective Bargaining Agreement, shall not, and shall not permit any of its Subsidiaries to (A) increase or decrease the compensation or other benefits payable or provided to the current or former independent contractors, directors or employees of the Company or any of its Subsidiaries, (B) enter into any employment, change of control, severance or retention agreement or other compensation or benefit agreement with any current or former employee of the Company or any of its Subsidiaries (except for at- will offer letters (or, for jurisdictions outside of the United States, employment agreements that provide for employment periods or rights no greater than required by applicable law) entered into with new hires of employees in the ordinary course of business (provided that such hires are otherwise permitted by this Agreement), (C) enter into any consulting agreement or other compensation or benefit agreement with any current or former independent contractor, of the Company or any of its Subsidiaries (except for consulting agreements that are terminable without liability on no more than 30 days’ notice), (D) enter into any agreement to employ or engage contingent workers outside of the United States, (E) grant any new change of control, severance, retention, pension or other cash compensation or benefits in respect of, or accelerate (or commit to accelerate) the funding, vesting or payment of any compensation or benefit for, any current or former independent contractor, director or employee of the Company or any of its Subsidiaries, (F) grant any new equity or equity-based compensation or benefits in respect of any current or former independent contractor, director or employee of the Company or any of its Subsidiaries, or (G) except as provided under clause (B), enter into, adopt, amend, terminate or increase the coverage or benefits available under any Company Benefit Plan (or other compensation or benefit plan, program, agreement or arrangement that would be a Company Benefit Plan if in effect on the date of this Agreement), other than, in the case of this clause (G), changes made in the ordinary course of business in conjunction with annual renewals of group welfare benefits;
(iv)    shall not, and shall not permit any of its Subsidiaries to, (a) hire or engage any Person, in each case, with an annual base salary or wages (or, in the case of non-employee service providers, equivalent compensation), of $250,000 or more, or (b) promote or terminate (without cause), furlough, or temporarily layoff any employee or independent contractor at the level of Vice President or above (or, in the case of non-employee service providers, compensation of $250,000 or more);
(v)    shall not, and shall not permit any of its Subsidiaries to, materially change financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or SEC rule or policy;
(vi)    shall not adopt any amendments to the Company’s or any of its Subsidiaries’ certificate of incorporation or bylaws or any other similar organizational document other than immaterial amendments to such organizational documents of the Company’s Subsidiaries;
(vii)    except for transactions among the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries, shall not, and shall not permit any of its Subsidiaries to, issue, sell, assign, pledge, transfer, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership or equity or equity-based interests in the Company or any Subsidiaries of the Company or any securities convertible into, exercisable for, exchangeable or measured by reference to for any such shares or ownership interests or take any action to cause to be vested any otherwise unvested Company Equity Award (except as required by the express terms of any such Company Equity Award outstanding on the date of this Agreement or entered into following the date of this Agreement in accordance with Section 5.1(b)(vii) of the Company Disclosure Schedules), other than (A) issuances of shares of Company Common Stock in respect of any exercise of or settlement of Company Equity Awards in accordance with the terms
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of such Company Equity Award, (B) any Permitted Liens, and (C) as required by the existing terms of the Company ESPP;
(viii)    except for transactions solely among the Company and its wholly owned Subsidiaries or solely among the Company’s wholly owned Subsidiaries, shall not, and shall not permit any of its Subsidiaries to, adjust, reclassify, combine, split, subdivide, purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or any rights, warrants or options to acquire any such shares, other than the acquisition of shares of Company Common Stock from a holder of Company Equity Awards upon the vesting, settlement or sale thereof in satisfaction of withholding obligations or, in the case of Company Options, in payment of the exercise price thereof in accordance with the existing terms of such Company Equity Award;
(ix)    shall not, and shall not permit any of its Subsidiaries to, incur, amend, refinance, prepay, assume, guarantee or become liable for, any indebtedness for borrowed money, except for (A) any indebtedness solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (B) guarantees or credit support provided by the Company or any of its wholly owned Subsidiaries for indebtedness of the Company or any of its wholly owned Subsidiaries, to the extent such indebtedness is (1) in existence on the date of this Agreement and made available to Parent prior to the date hereof or (2) incurred in compliance with this Section 5.1(b)(ix), in the ordinary course of business, and (C) indebtedness incurred in accordance with revolving credit agreements in effect prior to the execution of this Agreement; provided that any indebtedness incurred pursuant to this Section 5.1(b)(ix) shall permit the full refinancing thereof without penalty or fees at the Closing and cannot otherwise interfere with the Financing;
(x)    shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange or swap, or subject to any Lien (other than Permitted Liens), or otherwise dispose of, any portion of its material properties or assets, including the capital stock of its Subsidiaries, in each case in excess of $75,000 individually or $500,000 in the aggregate, other than (except for the capital stock of its Subsidiaries) (A) sales of the Company’s products or services in the ordinary course of business, (B) non-exclusive licenses of Company Intellectual Property that are permitted by clause (xxiii) of this Section 5.1(b), (C) dispositions of surplus or obsolete equipment in the ordinary course of business and (D) transactions solely among the Company and its wholly owned Subsidiaries or solely among the Company’s wholly owned Subsidiaries;
(xi)    shall not, and shall not permit any of its Subsidiaries to, (A) terminate, modify, assign, amend or expressly waive any claims, benefits or rights under any Company Material Contract in any material respect in a manner that is adverse to the Company and its Subsidiaries, taken as a whole, in each case, other than in the ordinary course or business or as otherwise contemplated by this Section 5.1(b), or (B) enter into any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement, other than Company Material Contracts that (1) are not of the type contemplated in Section 3.18(a)(ii), Section 3.18(a)(xii)(B) (with respect to cloud computing services agreements with an aggregate value in excess of $5,000,000), Section 3.18(a)(xii)(C) (to the extent such agreements are for an aggregate value in excess of $5,000,000) or Section 3.18(a)(xvii)(A), (B) or (D) and (2) are entered into in the ordinary course of business (including automatic renewals of Contracts in the ordinary course of business with vendors, customers and partners if in existence as of the date of this Agreement);
(xii)    shall not, and shall not permit any of its Subsidiaries to, settle, pay, discharge or satisfy any pending or threatened Action, other than any such Action that solely involves a monetary settlement resulting in the payment of damages not in excess of $250,000 individually or $2,000,000 in the aggregate, except with respect to Shareholder Litigation, which shall be governed by Section 6.16, and any Action related to dissenters’ rights which shall be governed by Section 1.4(d);
(xiii)    shall not, and shall not permit any of its Subsidiaries to, make or authorize any capital expenditures other than capital expenditures (A) not in excess of $1,000,000 individually or $3,000,000 in the aggregate in any 12-month period or (B) as otherwise contemplated by the capital expenditure budget set forth in Section 5.1(b)(xiii) of the Company Disclosure Schedules;
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(xiv)    shall not, and shall not permit any of its Subsidiaries to, adopt or enter into a plan or arrangement of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, except for any such transactions solely between or among the Company’s Subsidiaries or solely between or among any of the Company’s Subsidiaries and the Company;
(xv)    shall not, and shall not permit any of its Subsidiaries to (A) make any entity Tax classification election or other material Tax election, (B) surrender any claim for a refund of material Taxes, (C) enter into any closing agreement with respect to material Taxes, (D) file a material amended Tax Return, (E) settle or compromise any material Tax Liability or any audit or proceeding relating to material Taxes, (F) request or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment in respect of material Taxes (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business), or (G) knowingly fail to pay any material Tax that becomes due and payable (including estimated tax payments);
(xvi)    shall not, and shall not permit any of its Subsidiaries to make any acquisition of (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest in, any corporation, partnership or other business organization or material assets or division thereof, in each case, except for (A) purchases of inventory and supplies in the ordinary course of business or pursuant to existing Contracts in effect as of the date hereof; or (B) capital expenditures that are permitted under Section 5.1(b)(xiii));
(xvii)    shall not, and shall not permit any of its Subsidiaries to, negotiate, enter into, adopt, extend, amend or terminate or agree to any Collective Bargaining Agreement or similar agreement with any labor organization;
(xviii)    shall not, and shall not permit any of its Subsidiaries to, recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries;
(xix)    shall not, and shall not permit any of its Subsidiaries to, implement or announce any employee layoffs, facility closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions, in each case, that would reasonably be expected to implicate notification requirements pursuant to the WARN Act or implicate labor protection payments under any Collective Bargaining Agreement;
(xx)    shall not, and shall not permit any of its Subsidiaries to, expressly waive or release any noncompetition, nonsolicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or independent contractor of the Company or any of its Subsidiaries;
(xxi)    shall not, and shall not permit any of its Subsidiaries to, engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xxii)    shall not make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) extensions of credit to customers pursuant to the terms of a Contract entered into prior to the date of this Agreement, (B) advances to directors, officers and other employees for reasonable and documented out-of-pocket travel and other business-related expenses, in each case in the ordinary course of business and in compliance in all material respects with the Company’s policies related thereto, or (C) loans, advances or capital contributions to, or investments in, direct or indirect wholly owned Subsidiaries of the Company;
(xxiii)    shall not, and shall not permit any of its Subsidiaries to, dispose of (whether by merger, consolidation or disposition of stock or assets or otherwise), or otherwise sell, assign, transfer, license,
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abandon, permit to lapse or otherwise dispose of or subject to any Lien (or in the case of Trade Secrets, disclose), any Company Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, other than (A) non-exclusive licenses of Intellectual Property granted by the Company and its Subsidiaries in the ordinary course of business, (B) the disclosure of any Trade Secrets in the ordinary course of business pursuant to confidentiality obligations or (C) the expiration of Company Intellectual Property at the end of its maximum statutory term;
(xxiv)    shall not intentionally disclose, make available, deliver, or license or place into escrow, any source code owned by the Company or any of its Subsidiaries with respect to Software that is material to the business of the Company and its Subsidiaries, taken as a whole, except (1) to the extent any such disclosure, license or placement is required by an existing Contract as of the date hereof or (2) to the extent such source code is released as Open Source Software in the ordinary course of business (which shall not include the release of source code (x) related to (or developed for) a Company Product that is not released as Open Source Software as of the date hereof other than contributions of modifications of Software that is Open Source Software as of the date hereof or (y) under a “copyleft” or similar software license that requires the licensing or availability of any such source code);
(xxv)    shall not, and shall not permit any of its Subsidiaries to, enter into any new material line of business;
(xxvi)    shall not, and shall not permit any of its Subsidiaries to, modify in any material respect any of its policies related to Privacy Obligations, or any administrative, technical or physical safeguards related to privacy or data security, except (A) to remediate any security issue, (B) to enhance data security or integrity, (C) to comply with applicable Laws or (D) as otherwise directed or required by a Governmental Entity;
(xxvii)    shall not (A) purchase any real property; (B) enter into any new lease agreement with respect to real property that is not leased by the Company or one of its Subsidiaries as of the date hereof; or (C) with respect to any Lease in effect on the date hereof, (1) expressly waive, release, assign, or sublease any material rights or claims thereunder, (2) amend or modify the terms thereof, (3) terminate such Lease (other than as a result of expiration of the then-existing term), (4) extend the term thereof, as in effect on the date hereof, or (5) grant any express waiver or give any express consent thereunder; and
(xxviii)    shall not, and shall not permit any of its Subsidiaries to, authorize, commit or agree to, or to enter into any agreement, in writing or otherwise, to take any of the foregoing actions;
(c)    Nothing contained in this Section 5.1 or elsewhere in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, without limiting or modifying the restrictions set forth in Section 5.1(a) and Section 5.1(b), the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 5.2    Conduct of Business of Parent and Merger Sub. From the date of this Agreement until the earlier of (a) the Termination Date and (b) Effective Time, Parent and Merger Sub shall not, and shall not permit Vista Equity Partners Fund VIII, L.P. or Blackstone Capital Partners IX L.P. to acquire or agree to acquire by merger or consolidation with, or by purchasing a portion of the assets of or equity in, any person (a “Specified Acquisition”), in each case, that requires any filing pursuant to the HSR Act or other Antitrust and Foreign Investment Law (other than with respect to the transactions contemplated by this Agreement), if the entering into a definitive agreement relating to, or the consummation of such a Specified Acquisition, would reasonably be expected to prevent, materially delay or materially impede the obtaining of the expiration or termination of the waiting period under the HSR Act applicable to the Merger and the receipt of Consents (or expiration of applicable waiting periods) of the Governmental Entities set forth on Schedule 2.2(a)(ii), including by (i) imposing any material delay in the obtaining of, or materially increasing the risk of not obtaining, any consent of any Governmental Entity necessary to consummate the Merger or the expiration or termination of any applicable waiting period, (ii) materially increase the risk of any Governmental Entity seeking or entering an order, ruling, judgment or injunction
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prohibiting the consummation of the transactions contemplated hereby or (iii) materially increasing the risk of not being able to remove any such order on appeal or otherwise.
ARTICLE 6
ADDITIONAL COVENANTS AND AGREEMENTS
Section 6.1    Go-Shop Period; No Solicitation.
(a)    Go Shop; No Solicitation or Negotiation. Notwithstanding anything to the contrary set forth in this Agreement but subject to Section 6.1(d), during the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m., Pacific time, on November 8, 2024 (the “No-Shop Period Start Date”), the Company and its Affiliates and their respective Representatives (including its financial advisor and outside legal counsel) shall have the right to, solely with respect to any Person that is not a No-Shop Party: (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Alternative Acquisition Proposal; (ii) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, furnish to any Person (and its Representatives subject to the terms and obligations of such Acceptable Confidentiality Agreement applicable to such Person) any non-public information relating to the Company or its Subsidiaries or afford to any such Person (and such Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or is reasonably expected to lead to an Alternative Acquisition Proposal; provided that the Company will promptly (and in any event within 24 hours) make available to Parent any such non-public information concerning the Company or its Subsidiaries that is provided to any such Person or its Representatives that was not previously provided to Parent or its Representatives; and (iii) participate or engage in discussions or negotiations with any such Person (and such Representatives) with respect to an Alternative Acquisition Proposal. Subject to the terms of Section 6.1(b), (a) from the execution of this Agreement to the earlier to occur of the Termination Date and the Effective Time with respect to any No-Shop Party and (b) from the No-Shop Period Start Date until the earlier to occur of the Termination Date and the Effective Time with respect to any other Person, the Company will, and shall cause its Affiliates and Representatives to, cease and cause to be terminated any discussions or negotiations with such Person and their Representatives, promptly request the prompt return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any such No-Shop Party or any other Person who entered into a confidentiality agreement during the Go-Shop Period with respect to its consideration of an Alternative Acquisition Proposal, cease providing any further information with respect to the Company or any Alternative Acquisition Proposal to any such Person or its Representatives and terminate all access granted to any such Person and its Representatives to any physical or electronic data room. Subject to the terms of Section 6.1(b), (a) from the execution of this Agreement to the earlier to occur of the Termination Date and the Effective Time with respect to any No-Shop Party and (b) from the No-Shop Period Start Date until the earlier of the Termination Date and the Effective Time with respect to any other Person, the Company and its Subsidiaries will not, and will not instruct, authorize or knowingly permit any of its Representatives to, directly or indirectly, (i) solicit, initiate, propose or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (ii) furnish to any such Person (other than to Parent or any designees of Parent) any non-public information relating to the Company or its Subsidiaries or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries (other than Parent or any designees of Parent), in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal or inquiry that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (iii) participate or engage in discussions or negotiations with any Person with respect to any inquiry or proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (iv) approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (v) negotiate or enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Alternative Acquisition
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Proposal, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (vi) authorize or commit to do any of the foregoing. From the date of this agreement until the earlier of (x) the date on which the Company Shareholder Approval is obtained and (y) Termination Date, the Company will not be required to enforce, and will, if requested, be permitted to waive, any provision of any standstill or confidentiality agreement, in each case, solely to the extent that the Company Board has determined in good faith (after consultation with its outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law.
(b)    Superior Proposals. Notwithstanding anything to contrary set forth in this Section 6.1 (but subject to the provisos in this Section 6.1(b)), and without limitation to the rights of the Company pursuant to Section 6.1(a), at any time from the date hereof until the Company’s receipt of the Company Shareholder Approval, the Company and the Company Board may, directly or indirectly through one or more of their Representatives (including its financial advisor and outside legal counsel), participate or engage in discussions or negotiations with, furnish any non-public information relating to the Company or its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to any Person or its Representatives that has made or delivered to the Company an Alternative Acquisition Proposal after the date of this Agreement that did not result from a breach of Section 6.1, and otherwise facilitate such Alternative Acquisition Proposal or assist such Person (and its Representatives) with such Alternative Acquisition Proposal (in each case, if requested by such Person); provided, that prior to and as a condition precedent to taking such actions, the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Alternative Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to or result in a Superior Proposal and the Company Board has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 6.1(b) would be inconsistent with its fiduciary duties pursuant to applicable Law; provided further, that the Company will promptly (and in any event within 24 hours) make available to Parent any non-public information concerning the Company or its Subsidiaries that is provided to any such Person or its Representatives that was not previously made available to Parent.
(c)    No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement. Except as provided by Section 6.1(d), at no time after the date hereof may the Company Board (or a committee thereof):
(i)    (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Recommendation in a manner adverse to Parent; (B) adopt, approve, endorse, recommend or otherwise declare advisable an Alternative Acquisition Proposal; (C) following the public announcement of an Alternative Acquisition Proposal, fail to publicly reaffirm the Company Recommendation within 10 Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than two occasions with respect to any Alternative Acquisition Proposal); (D) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer within 10 Business Days after commencement thereof, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (or a committee thereof) to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); or (E) fail to include the Company Recommendation in the Proxy Statement (any action described in clauses (A) through (E), a “Recommendation Change”); provided, however, that, for the avoidance of doubt, none of (1) the determination by the Company Board that an Alternative Acquisition Proposal constitutes a Superior Proposal or (2) the delivery by the Company to Parent of any notice contemplated by Section 6.1(d) will, in and of itself, constitute a Recommendation Change; or
(ii)    cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.
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(d)    Recommendation Change; Entry into Alternative Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Shareholder Approval:
(i)    the Company Board (or a committee thereof) may effect a Recommendation Change pursuant to clause (A), (C) or (E) of Section 6.1(c)(i) only in response to any material event or development or material change in circumstances with respect to the Company and its Subsidiaries, taken as a whole, that was (A) not actually known to, or reasonably foreseeable to, the Company Board as of the date of this Agreement (or if known or reasonably foreseeable to the Company Board as of the date of this Agreement, the material consequences of which were not known or reasonably foreseeable to the Company Board as of the date of this Agreement), which became known to the Company Board after the date of this Agreement but prior to the Company Shareholder Approval; and (B) does not relate to (a) any Alternative Acquisition Proposal; (b) the mere fact, in and of itself, that the Company meets or exceeds any internal or published or third-party projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of this Agreement, or changes after the date hereof in the market price or trading volume of the Company Class A Common Stock or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account); or (c) any change resulting primarily from a breach of this Agreement by the Company or its Subsidiaries (each such event, an “Intervening Event”), if the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law and if and only if:
(1)    the Company has provided prior written notice to Parent at least four Business Days in advance (a “Intervening Event Notice Period”) to the effect that the Company Board (or a committee thereof) (A) so determined; and (B) resolved to effect a Recommendation Change pursuant to this Section 6.1(d)(i), which notice will specify the applicable Intervening Event in reasonable detail and the rationale for the Recommendation Change; and
(2)    prior to effecting such Recommendation Change, the Company and its Representatives, during such Intervening Event Notice Period, must have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement and the other documents contemplated hereby, and after taking into account any revisions to the terms of this Agreement and the other documents contemplated hereby proposed by Parent, the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that the failure to make a Recommendation Change in response to such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law; and (B) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation); provided, however, that in the event of any material changes to the facts and circumstances relating to such Intervening Event, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.1(d)(i) with respect to such new written notice (it being understood that the “Intervening Event Notice Period” in respect of such new written notice will be three (3) Business Days); or
(ii)    if the Company has received a bona fide written Alternative Acquisition Proposal, whether during the Go-Shop Period or after the No-Shop Period Start Date, that the Company Board has concluded in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board may (A) effect a Recommendation Change with respect to such Alternative Acquisition Proposal; or (B) authorize the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, in each case if and only if:
(1)    the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;
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(2)    the Company, and its Subsidiaries, and its Representatives have complied in all material respects with their obligations pursuant to this Section 6.1 with respect to such Alternative Acquisition Proposal, and the Alternative Acquisition Proposal did not, directly or indirectly, principally arise out of a material breach of this Section 6.1;
(3)    (i) the Company has provided prior written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received a bona fide written Alternative Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and legal counsel) that such Alternative Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Recommendation Change or to terminate this Agreement pursuant to this Section 6.1(d)(ii) absent any revision to the terms and conditions of this Agreement, which notice will specify the basis for such Recommendation Change or termination, including the identity of the Person or “group” of Persons making such Alternative Acquisition Proposal, the status of discussions relating to such Alternative Acquisition Proposal, the material terms and conditions thereof and unredacted copies of such Alternative Acquisition Proposal and all written requests, proposals, offers, agreements and other relevant documents (including, among others, all financing commitments) relating to such Alternative Acquisition Proposal; (ii) prior to effecting such Recommendation Change or termination, the Company and its Representatives, during the Notice Period, must have (x) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation) and (y) negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement and the other documents contemplated hereby so that such Alternative Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that in the event of any change to the form or amount of consideration or any other material revisions, updates or supplements to such Alternative Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.1(d)(ii)(3) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be three Business Days); and (iii) at the end of the applicable Notice Period, the Company Board (or a committee thereof) concludes in good faith (after taking into account any revisions to the terms and conditions of this Agreement and the other documents contemplated hereby proposed by Parent) that such Alternative Acquisition Proposal remains a Superior Proposal and that failing to effect a Recommendation Change or terminate this Agreement pursuant to Section 6.1(d)(ii) would be inconsistent with its fiduciary duties pursuant to applicable Law; and
(4)    solely in the event of any termination of this Agreement in order to cause or permit the Company or its Subsidiaries to enter into an Alternative Acquisition Agreement with respect to such Alternative Acquisition Proposal which constitutes a Superior Proposal under sub- clause (B) of this Section 6.1(d)(ii), the Company will have validly terminated this Agreement in accordance with Section 7.1(c)(iii), including with respect to complying with its obligation to pay the Company Termination Fee in accordance with Section 7.3(a).
(e)    Notice. From the date of this Agreement until the Termination Date, the Company will promptly (and, in any event, within 24 hours from the receipt thereof) notify Parent in writing if any inquiries, offers or proposals that constitute, or that would reasonably be expected to lead to or result in, an Alternative Acquisition Proposal are received by the Company or any of its Representatives or any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives with respect to an Alternative Acquisition Proposal, or that would reasonably be expected to lead to or result in an Alternative Acquisition Proposal. Such notice must include (i) the identity of the Person or “group” of Persons making such offers or proposals; and (ii) a summary of the material terms and conditions of such offers or proposals. Thereafter, the Company must keep Parent reasonably informed on a prompt basis of any material developments (including all amendments or proposed amendments, whether or not in writing, and unredacted copies of any written documentation reflecting such modification or proposed modification) regarding any Alternative Acquisition Proposals and any material discussions or negotiations thereof.
(f)    Certain Disclosures. Nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (i) taking and disclosing to the shareholders of the Company a
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position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof) to the shareholders of the Company pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (ii) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (iii) informing any Person of the existence of the provisions contained in this Section 6.1; or (iv) making any disclosure to the shareholders of the Company (including regarding the business, financial condition or results of operations of the Company and its Subsidiaries) that the Company Board (or a committee thereof) has determined to make in good faith in order to comply with applicable Law, regulation or stock exchange rule or listing agreement and will not limit or otherwise affect the obligations of the Company or the Company Board (or any committee thereof) and the rights of Parent under this Section 6.1, it being understood that nothing in the foregoing will be deemed to permit the Company or the Company Board (or a committee thereof) to effect a Recommendation Change other than in accordance with Section 6.1(d). In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof), to the extent required by Law, that solely describes the Company’s receipt of an Alternative Acquisition Proposal, the identity of the Person making such Alternative Acquisition Proposal, and the material terms of such Alternative Acquisition Proposal will not, in and of itself, be deemed to be (A) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Recommendation; (B) an adoption, approval or recommendation with respect to such Alternative Acquisition Proposal; or (C) a Recommendation Change, in each case, so long as the Company Board (or a committee thereof), expressly reaffirms the Company Recommendation in such public statement.
(g)    Breach by Representatives. The Company agrees that any breach of this Section 6.1 by any director, officer or other Representative of the Company (other than a consultant or an employee of the Company who is not an officer of the Company) will be deemed to be a breach of this Section 6.1 by the Company. The Company will not authorize, direct or knowingly permit any consultant or employee of the Company to breach this Section 6.1, and upon becoming aware of any breach or threatened breach of this Section 6.1 by a consultant or employee of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.
Section 6.2    Notices. The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (a) any notice or other communication received by such Party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated herein, if the subject matter of such communication or the failure of such Party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent, (b) any Actions commenced or, to such Party’s Knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby and (c) in the case of the Company, any event, development, change, effect, fact, circumstance or occurrence that would reasonably be expected to have a Company Material Adverse Effect or is reasonably likely to result in any of the conditions set forth in Section 2.2 not being able to be satisfied prior to the End Date; provided that the delivery of any notice pursuant to this Section 6.2 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement or (ii) limit the remedies available to the Party receiving such notice. The Parties agree and acknowledge that the Company’s, on the one hand, and Parent’s, on the other hand, compliance or failure of compliance with this Section 6.2 shall not be taken into account for purposes of determining whether the condition referred to in Section 2.2(b)(i) or Section 2.2(c)(i), respectively, shall have been satisfied with respect to performance in all material respects with this Section 6.2.
Section 6.3    Company Shareholder Approval.
(a)    The Company shall prepare and, as promptly as reasonably practicable (but in no event later than twenty (20) Business Days) after the date hereof, file with the SEC the preliminary Proxy Statement. Parent shall reasonably cooperate with the Company in the preparation of the Proxy Statement and furnish all information concerning Parent and Merger Sub that is required by the Exchange Act in connection with the preparation of the Proxy Statement. Subject to applicable Law, and anything in this Agreement to the contrary
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notwithstanding, prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the shareholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and comment on such document or response, and the Company shall consider in good faith any comments proposed by Parent or its counsel. The Company shall respond promptly to any comments from the SEC or the staff of the SEC with respect to the Proxy Statement (or any amendment or supplement thereto). The Company shall notify Parent promptly of the receipt of any comments or substantive communications (whether written or oral) from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company and any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act. If at any time prior to the Company Shareholder Meeting (or any adjournment or postponement thereof) (i) any information provided by Parent to the Company relating to Parent or Merger Sub or any of their respective officers or directors, is discovered by Parent (solely with respect to information relating to Parent or Merger Sub or any of their respective officers or directors) or (ii) the Company discovers that the Proxy Statement otherwise contains information that, in each case, (A) has become false and misleading and (B) the correction of which would require, in accordance with the Exchange Act, that an amendment or supplement to the Proxy Statement be filed with the SEC, so that the Proxy Statement would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then either Parent or the Company, as applicable, shall promptly notify the other Party of such discovery, and the Company shall promptly file an amendment or supplement to the Proxy Statement to correct such information and, to the extent required by applicable Law, disseminate such Proxy Statement to the shareholders of the Company, provided, that except in connection with a Recommendation Change, no amendment or supplement to the Proxy Statement will be made by the Company and filed with the SEC unless the Company shall have provided Parent and its counsel with a reasonable opportunity to review and comment on such amendment or supplement, and the Company shall consider in good faith any comments thereon proposed by Parent or its counsel. The Company shall cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as reasonably practicable (and in no event more than three Business Days) after the resolution of any comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement (which resolution will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth (10th) calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement, the “Clearance Date”).
(b)    The Company shall (i) conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act as soon as practicable after the date hereof and (ii) subject to the terms of Section 6.1(d), take all action necessary in accordance with applicable Law (including the WBCA), NYSE requirements and the certificate of incorporation and bylaws of the Company to set a record date for, duly give notice of, convene and hold a meeting of its shareholders following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (the “Company Shareholder Meeting”) as soon as reasonably practicable following the Clearance Date and, subject to the terms of Section 6.3(c), in any event no later than forty-five (45) days following the Clearance Date. Once established, the Company shall not change the record date for the Company Shareholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as otherwise required by applicable Law (including any requirement of Law in connection with any rescheduling, postponement or adjournment of the Company Shareholder Meeting that is permitted hereunder). Unless the Company shall have made a Recommendation Change in accordance with Section 6.1(d), the Company shall include the Company Recommendation in the Proxy Statement and shall solicit, and use its reasonable best efforts to obtain, the Company Shareholder Approval at the Company Shareholder Meeting (including by soliciting proxies in favor of the adoption of this Agreement).
(c)    The Company shall cooperate with and keep Parent reasonably informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its shareholders. The Company may adjourn or postpone the Company Shareholder Meeting (i) as required by applicable Law, including any order or a request from the SEC or its staff (as determined in good faith by the Company Board, after consultation with its outside legal counsel), (ii) to allow time for the filing and dissemination
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of any supplemental or amended disclosure document that the Company Board has determined in good faith (after consultation with its outside legal counsel) is required under applicable Law to be filed and disseminated within a reasonable amount of time in advance of the Company Shareholder Meeting, (iii) if as of the time that the Company Shareholder Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholder Meeting (it being understood that the Company may not postpone or adjourn the Company Shareholder Meeting for more than 20 calendar days in total pursuant to this clause (iii) without Parent’s prior written consent), (iv) if the Company reasonably determines in good faith that the Company Shareholder Approval is unlikely to be obtained (it being understood that the Company may not postpone or adjourn the Company Shareholder Meeting for more than 20 calendar days in total pursuant to this clause (iv) without Parent’s prior written consent), (v) if requested by Parent in order to allow additional time for the solicitation of votes in order to obtain the Company Shareholder Approval (it being understood that the Company shall not be required to postpone or adjourn the Company Shareholder Meeting for more than 20 calendar days in total pursuant to this clause (v)) or (vi) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s shareholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the shareholders of the Company at the Company Shareholder Meeting.
Section 6.4    General Efforts to Complete Merger. Subject to the terms and conditions set forth in this Agreement (including any different standard set forth herein with respect to any covenant or obligation of any Party, including with respect to Antitrust and Foreign Investment Laws, which are the subject of Section 6.5), each of the Parties hereto shall use its reasonable best efforts to take (or cause to be taken) all actions, and promptly do (or cause to be done), and to assist and cooperate with the other Party or Parties in doing (or causing to be done) all things, in each case that are necessary, proper or advisable under applicable Laws or otherwise, to consummate and make effective the Merger and the other transactions contemplated by this Agreement as promptly as practicable after the date of this Agreement (subject to the terms of this Agreement) and in any event prior to the End Date, including (i) delivering all required notices and using reasonable best efforts to obtain all necessary actions or nonactions, authorizations, permits, waivers, consents, clearances, approvals and expirations or terminations of waiting periods (collectively, “Consents”), including the Company Approvals and the Parent Approvals, in each case, from Governmental Entities, and making all necessary registrations and filings and using reasonable best efforts to obtain approvals, clearances or waivers from, or to avoid an action or proceeding by, any Governmental Entity, (ii) using reasonable best efforts to obtain, upon the request of Parent, all necessary Consents from counterparties to any of the Company Material Contracts listed on Schedule 3.4(b) of the Company Disclosure Schedule, (iii) defending any Actions, lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement or actions taken by the Company, Parent, Merger Sub or any of their Affiliates in connection with this Agreement and the transactions contemplated hereby, including by resisting, appealing, and using reasonable best efforts to obtain consent pursuant to, resolve or lift, as applicable, any injunction or other Order enjoining or prohibiting the consummation of the Merger, and (iv) executing and delivering any additional instruments necessary to consummate the Merger and other transactions contemplated by this Agreement; provided, however, that in no event shall the Company or any of its Subsidiaries or Parent or any of its Subsidiaries be required to pay (and without the consent of Parent, none of the Company nor any of its Subsidiaries shall pay or agree to pay) prior to the Effective Time any fee, penalty or other consideration to any third party for any Consent required for or triggered by the consummation of the transactions contemplated by this Agreement under any contract or agreement or otherwise. For the avoidance of doubt, to the extent any of the requirements or terms of this Section 6.4 conflict with the requirements or terms of Section 6.4, then the terms of Section 6.4 shall control and nothing in this Section 6.4 shall modify or supersede any of the obligations, limitations and/or restrictions set forth in Section 6.4; provided, however, that this Section 6.4 shall not require any Party to take any action related to any Antitrust and Foreign Investment Laws that is not expressly required by Section 6.5.
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Section 6.5    Governmental Approvals.
(a)    Subject to the terms and conditions herein provided and without limiting the generality of Section 6.5, the Company and its Subsidiaries and Parent and its Subsidiaries (including Merger Sub) shall each use its reasonable best efforts to (i) promptly, but in no event later than ten (10) Business Days after the date of this Agreement, file any and all required notification and report forms under the HSR Act with respect to the Merger and the other transactions contemplated by this Agreement, and use their reasonable best efforts to cause the expiration or termination of any applicable waiting periods under the HSR Act as soon as reasonably practicable after the date of this Agreement, (ii) as soon as reasonably practicable after the date hereof file any and all notification and report forms required under other applicable Antitrust and Foreign Investment Laws in the jurisdictions set forth in Section 2.2(a)(ii) of the Company Disclosure Schedules, with respect to the Merger and the other transactions contemplated by this Agreement, and use their reasonable best efforts to obtain clearances or approvals or cause the expiration or termination of any applicable waiting periods under applicable Antitrust and Foreign Investment Laws as soon as reasonably practicable after the date of this Agreement, (iii) cooperate with each other in promptly making all such filings and submissions and timely obtaining all such Consents, and shall not (and shall permit any of their respective Affiliates, as applicable, to) withdraw any filing, or commit to or agree with any Governmental Entity to stay, toll, or extend, any applicable waiting period or enter into any similar timing agreement, without the prior written consent of the other Parties (not to be unreasonably withheld, conditioned or delayed) or (iv) promptly make an appropriate response to any request by a Governmental Entity for any additional information or documents pursuant to any Law. Notwithstanding anything to the contrary contained in this Agreement, and in furtherance and not in limitation of the foregoing, Parent and Merger Sub shall use reasonable best efforts to (x) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by this Agreement under any Antitrust and Foreign Investment Laws or (y) avoid the entry of any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the contemplated transactions, so as to enable the Parties to close the contemplated transactions as soon as reasonably practicable (but in no event later than the End Date). In the event that any information in the filings submitted pursuant to this Section 6.5 or any such supplemental information furnished in connection therewith is deemed confidential by either Party, the Parties shall maintain the confidentiality of the same, and the Parties shall seek authorization from the applicable Governmental Entity to withhold such information from public view. Notwithstanding anything in this Agreement to the contrary, nothing in Section 6.4 or this Section 6.5 shall require or obligate Parent, Merger Sub, or any of Parent’s Affiliates or Subsidiaries to take any action with respect to any of Parent’s Affiliates (excluding Parent and Merger Sub), including (x) Blackstone Inc. (“Blackstone”) and Vista Equity Partners Management, LLC (“Vista”) and any investment funds or investment vehicles affiliated with, or managed and advised by, Blackstone or Vista, and (y) any portfolio company (as such term is commonly understood in the private equity industry) or investment of Blackstone or Vista or of any such investment funds or investment vehicles, or any interests therein).
(b)    The Company, Parent and Merger Sub shall use reasonable best efforts to cooperate and consult with each other in connection with the making of all registrations, filings, notifications, substantive written or oral communications and submissions pursuant to this Section 6.5, and, subject to applicable Law and the instructions of any Governmental Entity, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall keep each other apprised of the status of matters relating to the completion of the transactions contemplated thereby, including promptly furnishing the other with copies of (or, in the case of oral communications, advise the other party of) notices or other substantive communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Entity with respect to such transactions. Subject to applicable Law relating to the exchange of information, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith the views of the other Party in connection with, any proposed notifications or filings (except for those pursuant to Antitrust and Foreign Investment Laws) and any substantive written or oral communications or submissions to any Governmental Entity; provided, however, that any Party hereto may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other Parties hereto under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside counsel, economists and consultants of the recipient Party without approval of the Party providing such materials, and the recipient Party shall cause such outside counsel, economists and consultants not to disclose such materials or information to any employees, officers,
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directors or other Representatives of the recipient Party or its Affiliates, unless express written permission is obtained in advance from the Party providing such materials. Notwithstanding anything to the contrary, materials provided pursuant to this Section 6.5 may be redacted (i) to remove references concerning the valuation of the businesses of the Company and its Subsidiaries, or proposals from third parties with respect thereto, (ii) as necessary to comply with contractual agreements and (iii) as necessary to address reasonable privilege or confidentiality concerns. Each of the Company, Parent and Merger Sub (A) agrees not to participate in any meeting or discussion, either in person or by telephone or videoconference, with any Governmental Entity in connection with the proposed transactions unless it consults with the other Party in advance and, to the extent not prohibited by such Governmental Entity, gives the other Party the opportunity to attend and participate; and (B) in the event one such Party is prohibited by the applicable Governmental Entity from participating or attending any such meeting or discussion, the attending Party agrees to keep such non-participating Party reasonably apprised with respect thereto.
(c)    In furtherance and not in limitation of the other covenants of the parties contained in this Section 6.5, but subject to Section 6.5(a), if any administrative or judicial action or proceeding, including any proceeding brought by any Governmental Entity or by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Law, each of the Company, Parent and Merger Sub shall (i) contest and resist any such Action or proceeding, (ii) seek to have vacated, lifted, reversed or overturned any Action, decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger and the other transactions contemplated by this Agreement and (iii) reasonably cooperate in all respects with each other with respect to the foregoing clauses (i) and (ii).
Section 6.6    Parent Financing.
(a)    Parent and Merger Sub shall (i) use their reasonable best efforts to take, or cause to be taken, as promptly as practicable after the date hereof, all actions and to do, or cause to be done, all things necessary to arrange, obtain and consummate the Financing on the Closing Date in accordance with the Definitive Financing Agreements (as defined below), including using reasonable best efforts to (A) maintain in full force and effect the Financing Commitments, (B) satisfy on a timely basis (or obtain the waiver of) all conditions to funding set forth in the Debt Financing Commitments that are to be satisfied by Parent and to consummate the Financing at or prior to the Closing, and (C) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and conditions contained in the Debt Financing Commitments (or on terms that, are otherwise acceptable to Parent or Merger Sub and that would not violate Section 6.6(d)), in each case, which terms shall not in any respect expand on, or add to, the conditions to the funding of the Financing at the Closing or reduce the aggregate amount of the Financing available to be funded at the Closing below the amount required to fund the Financing Uses (net of all available Company cash on hand at the time of Closing) (such definitive agreement, the “Definitive Financing Agreements”) prior to the Closing Date and (ii) comply with their obligations under the Financing Commitments and Definitive Financing Agreements and enforce their rights under the Financing Commitments if and to the extent necessary to consummate the transactions contemplated herein. Parent shall obtain the Equity Financing contemplated by the Equity Financing Commitments upon satisfaction or waiver of the conditions to Closing in Section 2.2(a) or Section 2.2(b) (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing). Upon reasonable request by the Company, Parent shall keep the Company informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the Financing (or Alternative Financing).
(b)    In the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Financing Commitments for any reason, or to the extent that Parent reasonably believes in good faith that it will not have funds available on the Closing Date that are sufficient (together with all available Company cash on hand at the time of Closing) to enable it to fund the Financing Uses in full, (i) Parent shall promptly notify the Company in writing and (ii) Parent and Merger Sub shall use, and shall cause each Guarantor to use, their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to arrange to obtain alternative financing from alternative sources (the “Alternative Financing”) in an amount, when added to the portion of the Financing that is and remains available to Parent, sufficient to consummate the transactions contemplated by this Agreement and pay all Financing Uses, and to obtain
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and provide the Company with a copy of, the new financing commitment that provides for such Alternative Financing (the “Alternative Financing Commitment”), which Alternative Financing Commitment would not (x) include or add any conditions to funding the Debt Financing that are not contained in the Debt Financing Commitments or (y) reasonably be expected to prevent, impede or delay the consummation of the Debt Financing or such Alternative Financing or the transactions contemplated by this Agreement; provided that, notwithstanding anything to the contrary in this Agreement, Parent and Merger Sub shall not be required to (i) pay any additional fees, bear material original issue discounts or incur an increase in pricing relative to the pricing or fee terms of the Debt Commitment as in effect on the date of this Agreement, taking into account any flex terms, or (ii) seek equity financing from any Person other than the Equity Investors or in an amount in excess of the Equity Financing contemplated by the Equity Commitment as of the date hereof. As applicable, references in this Agreement (other than with respect to representations in this Agreement made by Parent that speak as of the date hereof) (A) to Financing or Debt Financing shall include any such Alternative Financing, (B) to the Financing Commitments or Debt Financing Commitments shall include any such Alternative Financing Commitments and (C) to Definitive Financing Agreements shall include the definitive documentation relating to any such Alternative Financing. Parent shall, promptly upon request, deliver to the Company true and complete copies of all agreements pursuant to which any such alternative source shall have committed to provide Parent and Merger Sub with any portion of the Financing necessary to fund the Financing Uses (in each case, redacted with respect to fee amounts).
(c)    Without limiting the generality of Section 6.6(b), Parent shall promptly (and in any event within two Business Days) notify the Company in writing of the occurrence of any of the following, in each case to the extent Parent has actual Knowledge thereof: (i) termination, withdrawal, repudiation, rescission, cancellation or expiration of any Financing Commitment, (ii) any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default) under any Financing Commitment by any party to such Financing Commitment, (iii) receipt by any of Parent, Merger Sub or any of their respective Affiliates or Representatives of any written notice or other written communication from any Debt Financing Source, any lender or any other Person with respect to any (A) actual, threatened or alleged material breach, default, termination, withdrawal, rescission or repudiation by any party to any Financing Commitment or any provision of any Financing Commitment (including any proposal by any Debt Financing Source, lender or other Person to withdraw, terminate, repudiate, rescind or make a material change in the terms of (including the amount of necessary to fund the Financing Uses by) any Financing Commitment) or (B) material dispute or disagreement between or among any parties to any Financing Commitment with respect to their obligation to fund the Financing on the Closing Date or (iv) if for any reason Parent in good faith believes that it is likely that it will not be able to obtain all or any portion of the Financing in the manner or from the sources contemplated by the Financing Commitments. As soon as reasonably practicable, but in any event within two Business Days, Parent shall provide the Company with any and all reasonably requested information in its possession or obtain thereby relating to any circumstance referred to in this Section 6.6(c).
(d)    Parent, Merger Sub and the Guarantors shall not (without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed) permit or consent to or agree to (i) any amendment, restatement, replacement, supplement, termination, reduction or other modification or waiver of any condition, provision or remedy under, the Equity Financing Commitments (other than to increase the amount of Equity Financing available thereunder), (ii) any amendment, restatement, replacement, supplement, termination, reduction or other modification or waiver of any provision or remedy under, the Debt Financing Commitment or Definitive Financing Agreement solely to the extent that such amendment, restatement, supplement, termination, reduction, modification or waiver would reasonably be expected to, in each case, in a manner materially adverse to the Company, (A) impose new or additional conditions precedent to the funding of the Debt Financing or would otherwise adversely change, amend, modify or expand any of the conditions precedent to the funding of the Debt Financing, (B) impair, delay or prevent the availability of all or a portion of the Debt Financing or the consummation of the transactions contemplated by this Agreement, (C) reduce the aggregate cash amount of the Debt Financing (including by changing the amount of fees to be paid or original issue discount of the Debt Financing) or (D) otherwise materially adversely affect the ability of the Parent to enforce its rights under the Debt Financing Commitments or to consummate the transactions contemplated by this Agreement or the timing of the Closing, including by making the funding of the Financing less likely to occur; or (iii) the early termination of the Financing Commitments or any Definitive Financing Agreement unless an Alternative Financing Commitment
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satisfying the terms of a permissible amendment pursuant to this Section 6.6(d) is concurrently entered into or the proceeds of such Financing Commitments are not necessary to fund the Financing Uses on the Closing Date; provided, however, for the avoidance of doubt and notwithstanding, anything to the contrary contained herein, Parent and Merger Sub may amend, replace, supplement and/or modify the Debt Financing Commitments (x) solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties thereto who had not executed the Debt Financing Commitments as of the date hereof and, in connection therewith, (y) reallocate the commitments and economic percentages with respect to the appointment of such additional lenders, purchasers, investors, lead arrangers, bookrunners, syndication agents or other financing sources or (z) otherwise modify or replace the Debt Financing Commitments to the extent such amended or replaced Debt Financing Commitments would not violate the terms of this Section 6.6(d). Parent shall furnish to the Company a copy of any amendment, restatement, replacement, supplement, modification, waiver or consent of or relating to the Debt Financing Commitments or the Definitive Financing Agreements promptly upon execution thereof. For purposes of this Agreement (other than with respect to representations in this Agreement made by Parent that speak as of the date hereof), references to the “Debt Financing Commitment” shall include such document as permitted or required by this Section 6.6 to be amended, restated, replaced, supplemented or otherwise modified or waived, in each case from and after such amendment, restatement, replacement, supplement or other modification or waiver.
(e)    If the Debt Financing Commitment is replaced, amended, supplemented or modified, including as a result of obtaining Alternative Financing, or if Parent or Merger Sub substitutes other debt financing for all or any portion of the Debt Financing in accordance with this Section 6.6, Parent or Merger Sub shall comply with their obligations under this Agreement, including this Section 6.6, with respect to the Debt Financing Commitment as so replaced, amended, supplemented or modified to the same extent that Parent and Merger Sub were obligated to comply prior to the date the Debt Financing Commitment was so replaced, amended, supplemented or modified. Notwithstanding anything in this Section 6.6 to the contrary, compliance by Parent and Merger Sub with this Section 6.6 shall not relieve Parent or Merger Sub of its obligation to consummate the transactions contemplated by this Agreement whether or not the Financing is available and each of Parent and Merger Sub acknowledges that this Agreement and the transactions contemplated hereby, including the Merger, are not contingent on Parent or Merger Sub’s ability to obtain the financing (or any alternative financing) or any specific term with respect to such financing.
(f)    From and after the date of this Agreement and prior to the Closing Date, the Company shall, and shall cause its Subsidiaries (and their respective Representatives) to, provide reasonable and customary cooperation to Parent and Merger Sub, in each case, at Parent’s sole cost and expense, in connection with the arrangement of the Debt Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company or any of its Affiliates), in each case to the extent reasonably requested by Parent in writing (for the avoidance of doubt, email correspondence being sufficient), including:
(i)    furnishing Parent as promptly as practicable, after written request therefor by Parent, the Required Financial Information;
(ii)    utilizing reasonable best efforts to assist in preparation for and participate in a reasonable number of investor and lender meetings (including a reasonable and limited number of one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions and sessions with rating agencies and accountants, at reasonable times and with reasonable advance notice (which meetings, presentations, road shows and sessions shall be virtual) and to assists with the marketing or syndication efforts of Parent in connection with the Debt Financing;
(iii)    utilizing reasonable best efforts to facilitate the pledging of collateral of the Company and its Subsidiaries effective no earlier than the Closing, including the use of reasonable best efforts to provide original copies of all certificated securities (with transfer powers executed in blank) required to be delivered under the definitive agreements with respect to the Definitive Financing Agreements to the extent in the possession of the Company or its Subsidiaries;
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(iv)    provide a fully-executed customary payoff letter and lien terminations and instruments of discharge (to the extent applicable) for all indebtedness for borrowed money (including any indebtedness for borrowed money permitted under Section 5.1(b)(ix)) (such indebtedness, collectively, the “Bank Debt”) in form and substance reasonably acceptable to Parent and Merger Sub (the “Payoff Letters”), in each case to be delivered at least two (2) Business Days prior to the Closing (x) confirming the total payment required to be made as of the Closing Date to repay in full and extinguish all applicable Bank Debt, including all principal, interest, fees, interest rate swap breakage and any other costs, prepayment premiums, penalties or fees, if any, together with pay-off instructions for payment of the such amount on the Closing Date, and (y) indicating that upon payment of such amount, all of such Bank Debt shall be repaid and satisfied in full, and providing for such lender’s or holder’s release of all liens securing such Bank Debt (including authorization of the Company or its respective designees to file any financing statements and any other documents and instruments as are necessary to effect the release and termination of all such liens), release of all obligations with respect to such Bank Debt and delivery of all possessory collateral in the possession of such lender or holder in respect of such Bank Debt;
(v)    utilizing reasonable best efforts to provide reasonable and customary assistance to Parent and the Debt Financing Source in the preparation of customary offering documents, lender presentations, private placement memoranda, bank information memoranda, syndication memoranda, ratings agency presentations (including providing customary authorization and representation letters authorizing the distribution of information relating to the Company and its Subsidiaries to prospective lenders or investors and containing representations with respect to the presence of or absence of material non-public information relating to the Company and its Subsidiaries and the accuracy of the information relating to the Company and its Subsidiaries contained therein) and other customary marketing material for the Debt Financing;
(vi)    (A) so long as requested by Parent at least eight (8) Business Days prior to the Closing Date, providing at least four (4) Business Days prior to the Closing Date, all documentation and other information relating to the Company or any of its Subsidiaries required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and (B) if the Company is a “legal entity” customer under 31 C.F.R. § 1010.230, so long as requested by Parent at least eight (8) Business Days prior to the Closing Date, provide at least four (4) Business Days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Company;
(vii)    utilizing reasonable best efforts to provide reasonable and customary assistance to assist Parent in producing any Required Pro Forma Financial Information and to provide such other information reasonably requested by Parent; provided that, in each case, it is understood that the Company and its Subsidiaries shall not be (A) responsible for preparing such pro forma financial information or (B) required to provide any information or assistance relating to (x) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses related to such debt and equity capitalization, (y) any post-Closing or pro forma cost savings, synergies, capitalization ownership or other pro forma adjustments or (z) any information related to Parent or any of its Subsidiaries;
(viii)    utilizing reasonable best efforts to cooperate with Parent to obtain reasonable and customary corporate and facilities credit ratings;
(ix)    utilizing reasonable best efforts to cooperate with the Debt Financing Sources’ due diligence, to the extent customary and reasonable;
(x)    utilizing reasonable best efforts to assist in the preparation of, and executing and delivering at Closing, Definitive Financing Agreements (including schedules, annexes and exhibits thereto), including guarantee and collateral documents, certificates, instruments or other documents as may be reasonably requested by Parent, customary closing certificates, a customary solvency certificate, perfection certificates and other customary documents and instruments as may be reasonably requested by Parent in writing and, in each case, necessary and customary as may be required by the Definitive Financing Agreements; provided that the effectiveness of any documentation executed by the Company or any of its Subsidiaries shall be subject to the occurrence of the Closing; and
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(xi)    utilizing reasonable best efforts to take reasonable corporate actions, subject to and only effective upon the occurrence of the Closing (and subject to the Definitive Financing Agreements with respect to subsidiary guarantors), reasonably necessary to permit the consummation of the Debt Financing.
(g)    The foregoing notwithstanding, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 6.6 that would: (i) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing, except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing, (ii) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is not contingent upon the Closing or that would be effective prior to the Closing (other than the execution of customary authorization letters and representation letters referenced above), (iii) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing prior to the Closing or have any obligation of the Company or any of its Affiliates under any agreement, certificate, document or instrument be effective prior to the Closing, (iv) cause any director, officer, employee or shareholder of the Company or any of its Affiliates to incur any personal liability, (v) conflict with the organizational documents of the Company or any of its Affiliates or any Laws, (vi) reasonably be expected to result in a material violation or breach of, or a material default (with or without notice, lapse of time, or both) under, any material Contract to which the Company or any of its Affiliates is a party; provided that in the event the Company does not disclose any such information in reliance on the foregoing clause (vi), the Company shall inform Parent thereof and of the general nature of the information being withheld, (vii) require the Company or any of its Affiliates to provide access to or disclose information that the Company or any of its Affiliates reasonably determines would jeopardize any attorney-client privilege; provided that in the event the Company does not disclose any such information in reliance on the foregoing clause (vii), the Company shall inform Parent thereof and of the general nature of the information being withheld, (viii) require the Company or any of its Affiliates to provide information not reasonably available to the Company under its current reporting system or maintained in the ordinary course of business (except with respect to the Required Financial Information and Required Pro Forma Financial Information), (ix) require the Company or any of its Affiliates to provide any information that is not readily available or reasonably obtainable to the Company, subject to the immediately preceding clause (f), or (x) require the Company or any of its Affiliates to provide any projections, forecasts or other forward-looking information relating to post-Closing Periods; provided that in the case of clauses (vi) and (vii), the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Debt Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality. Nothing contained in this Section 6.6 or otherwise shall require the Company or any of its Affiliates, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing. Parent shall, promptly on request by the Company, reimburse the Company or any of its Affiliates for all reasonable and documented out-of-pocket costs incurred by them or their respective Representatives in connection with such cooperation (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses that are incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements or which would have been incurred regardless of any cooperation with the Debt Financing) and shall indemnify and hold harmless the Company and its Affiliates and their respective Representatives from and against any and all losses (excluding lost profits and losses from any consequential, indirect, special or punitive damages (other than any such damages awarded to a third party in a final non-appealable judgment of a court of competent jurisdiction)) suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent or its representatives pursuant to this Section 6.6 and any information used in connection therewith, except (x) with respect to any losses suffered or incurred as a result of the bad faith, fraud, gross negligence or willful misconduct by the Company or any of its Subsidiaries or (y) to the extent resulting primarily from any material misstatement or omission in any written historical financial information relating to the Company or any of its Subsidiaries furnished by or on behalf of the Company or any of its Subsidiaries specifically for use in connection with the Debt Financing.
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(h)    The Parties hereto acknowledge and agree that the provisions contained in this Section 6.6 represent the sole obligation of the Company and its Subsidiaries with respect to cooperation in connection with the arrangement of the Debt Financing to be obtained by Parent with respect to the transactions contemplated by this Agreement, the Debt Commitments and the Equity Commitments, and no other provision of this Agreement (including the Exhibits and Schedules hereto), the Debt Commitment Letters or the Equity Commitment Letters shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including the Equity Financing or Debt Financing) by Parent or any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s obligations under this Agreement.
(i)    All non-public or otherwise confidential information regarding the Company or any of its Affiliates obtained by Parent or its Representatives pursuant to this Section 6.6 shall be kept confidential in accordance with each Confidentiality Agreement; provided, however, that Parent shall be permitted to disclose information as necessary and consistent with customary practices in connection with the Financing subject to customary confidentiality arrangements.
(j)    The Company hereby consents to the use of the trademarks, service marks and logos of the Company and its subsidiaries by Parent in connection with the Debt Financing; provided, however, that Parent shall ensure that such logos are used solely in a manner that is not intended, or that is not reasonably likely, to harm or disparage the Company or the Company’s reputation or goodwill.
(k)    Prior to the No-Shop Period Start Date, Parent and Merger Sub shall not, and Parent shall use its commercially reasonable efforts to not permit any Parent Related Party (which for this purpose will be deemed to include each actual stockholder in Parent and the debt financing sources or potential debt financing sources of the Parent Related Parties) to enter into any Contract prohibiting any potential provider of debt financing from providing debt financing to any Person in connection with an Alternative Acquisition Proposal. Parent and Merger Sub acknowledge and agree that, in the event any Person who becomes a Parent Related Party after the date hereof takes any action prior to the No-Shop Period Start Date that is prohibited by this Section 6.6(k) in circumstances where Parent shall have failed to use commercially reasonable efforts to not permit such Parent Related Party to take such prohibited action, such action shall be deemed to be a breach of this Section 6.6(k) by Parent and Merger Sub, even if the Person taking such action was not a Parent Related Party at the time.
Section 6.7 Interim Access to Company. Subject to compliance with applicable Laws, the Company shall, and shall cause its Subsidiaries and its and their Representatives to, afford to Parent and to its Representatives (including the Debt Financing Sources) reasonable access, as is necessary in connection with the consummation of the Merger and the other transactions contemplated hereby, and other integration and transition planning relating thereto, during normal business hours, on reasonable advance notice, throughout the period prior to the earlier of the Effective Time and the Termination Date, to the Company’s and its Subsidiaries’ officers, employees and other personnel, properties, contracts, commitments, and books and records, other than any such matters that relate to the negotiation and execution of this Agreement, including with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto, or any Alternative Acquisition Proposal or Superior Proposal; provided that the Company may provide the access required by this Section 6.7 by electronic means if physical access is not reasonably feasible; provided, further, that Parent and its Representatives shall conduct any such activities in a manner as not to interfere unreasonably with the operations of the Company and its Subsidiaries. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, the Company and its Subsidiaries shall not be required to afford such access or furnish such information if and to the extent it (i) would (based on the advice of counsel) cause a risk of a loss of any attorney-client privilege, work product doctrine or other applicable privilege or Trade Secret protection to the Company or any of its Subsidiaries, (ii) would result in the disclosure of any information in connection with any litigation or similar dispute between the Parties hereto, (iii) such information is not readily available to the Company or (iv) would (based on the advice of counsel) constitute a violation of any applicable Law; provided that with respect to information withheld pursuant to clauses (i) through (iv), the Company shall give notice to Parent of the fact that it is withholding such information or documents and inform Parent as to the general nature of the information or documents being withheld, and thereafter the Company shall use its commercially reasonable efforts to make substitute arrangements to allow the disclosure of such information (or as much of it as possible) in a manner that would not violate the foregoing clauses (i) or (iv)
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(including, if reasonably requested by Parent, entering into a joint defense agreement with Parent on customary and mutually acceptable terms if requested with respect to any such information). Parent hereby agrees that all information provided to it or any of its Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be “Confidential Information,” as such term is used in, and shall be treated in accordance with, each Confidentiality Agreement; provided that the definition of “Representatives” in paragraph 1 of the Confidentiality Agreements shall be deemed to include any potential debt or equity financing sources of Parent or Merger Sub.
Section 6.8    Employee Matters.
(a)    Change in Control. Parent hereby acknowledges that a “change in control” (or similar phrase) within the meaning of the Company Benefit Plans set forth on Section 3.11(c) of the Company Disclosure Schedules will occur at the Effective Time.
(b)    Post-Closing Protection Period. For the period commencing on the Effective Time and ending on the earlier of (A) the first (1st) anniversary of the Effective Time and (B) the date of termination of the Company Employee (such earlier period, the “Continuation Period”), Parent shall cause the Surviving Corporation or its Affiliates to provide to each current employee of the Company and its Subsidiaries as of the Effective Time who remains so employed immediately after the Effective Time (“Company Employees”) (i) base compensation and target annual or short-term cash incentive opportunities (including target short-term commission-based cash incentive opportunities) that, in each case, are no less favorable than were provided to the Company Employee immediately before the Effective Time, and (ii) employee benefits (other than stock purchase plans, change in control, transaction, nonqualified deferred compensation, defined benefit pension, or post-employment welfare plans or arrangements) that are substantially comparable in the aggregate to those that were provided to the Company Employee immediately before the Effective Time under the Company Benefit Plans set forth on Company Disclosure Schedules 3.11(a) (subject to the same exclusions); provided, however, that nothing set forth in this Section 6.8 will require Parent to provide compensation in the form of equity or equity-based compensation. Without limiting the generality of the foregoing, Parent shall cause the Surviving Corporation to provide to each Company Employee whose employment terminates during the Continuation Period under circumstances that would give rise to cash severance pay, vesting acceleration or benefits under the existing terms of the Company Benefit Plans set forth on Section 6.8(b) of the Company Disclosure Schedules and designated thereon as a severance plan, policy or practice (the “Company Severance Plans”), cash severance pay, vesting acceleration or benefits equal to those provided under the Company Severance Plans.
(c)    Service Crediting. For all purposes of vesting, eligibility to participate and level of benefits under the corresponding employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employees after the Effective Time (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent and for the same purpose as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply with respect to any defined benefit pension benefits or to the extent that its application would result in a duplication of compensation or benefits. In addition, and without limiting the generality of the foregoing, (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any New Plans to the extent coverage under such New Plan is comparable to and replaces a Company Benefit Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, and vision insurance benefits to any Company Employee, Parent shall use commercially reasonable efforts to cause all preexisting condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived or satisfied under the comparable plans of the Company or its Subsidiaries in which such employee participated immediately prior to the Effective Time, and Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New
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Plan for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan to the extent such amounts were credited to such person for the same purpose under the Old Plan.
(d)    No Employment Commitments. Without limiting the generality of Section 8.12, the provisions of this Section 6.8 are solely for the benefit of the Parties to this Agreement, and (i) no current or former director, employee or consultant or any other person shall be a third-party beneficiary of this Agreement, (ii) nothing herein shall be construed as an amendment to, or the establishment, modification or termination of, any Company Benefit Plan or other compensation or benefit plan or arrangement for any purpose, (iii) subject to compliance with this Section 6.8, nothing herein shall alter or limit Parent’s, the Company's or any of their Affiliates’ ability to amend, modify or terminate any particular benefit plan, program, agreement or arrangement, and (iv) nothing herein shall confer upon any current or former employee any right to employment or continued employment for any period of time by reason of this Agreement, or any right to a particular term or condition of employment.
Section 6.9    Indemnification and Insurance.
(a)    For a period of six (6) years from and after the Effective Time, the Surviving Corporation shall , and Parent shall cause the Surviving Corporation to, honor and fulfill the obligations of the Company and its Subsidiaries with respect to (i) the exculpation, indemnification and advancement of expenses provisions of the certificates of incorporation and bylaws or similar organizational documents of the Company and any Subsidiaries of the Company as in effect as of the date hereof and (ii) any indemnification agreements between any current or former directors or officers, on the one hand, and the Company or any of its Subsidiaries, on the other hand, in each case in effect on the date hereof and set forth on Section 6.9 of the Company Disclosure Schedules (the “Company Indemnification Agreements”) and which have been made available to Parent prior to the date of this Agreement, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors or officers of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any Proceeding (as defined below) pending or asserted or any claim made within such period shall continue until the final disposition of such Proceeding or resolution of such claim, even if beyond such six-year period. From and after the Effective Time, Parent shall assume, be jointly and severally liable for, and honor, guarantee and stand surety for, and shall cause the Surviving Corporation and its Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.9.
(b)    Each of Parent and the Surviving Corporation shall, to the fullest extent provided in the governing and organizational documents of the Company and its Subsidiaries as in effect on the date hereof and the Company Indemnification Agreements, indemnify and hold harmless (and advance funds in respect of each of the foregoing or any related expenses) each current and former (in each case, as of the Effective Time) director and officer of the Company or any of its Subsidiaries (each, together with such Person’s heirs, executors or administrators, and successors and assigns, an “Indemnified Party”) against any costs or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any Proceeding to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, obligations, costs, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (a “Proceeding”), arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions in connection with such Persons serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of the Company or its Subsidiaries), whether asserted or claimed prior to, at or after the Effective Time, in all cases solely to the extent provided in the governing and organizational documents of the Company and its Subsidiaries as in effect on the date hereof. In the event of any such Proceeding, Parent and the Surviving Corporation shall cooperate with the Indemnified Party in the defense of any such Proceeding, provided that the Surviving Corporation shall have the ultimate right to control any Proceeding for which it is required to indemnify any Indemnified Party (it being understood that, by electing to control the defense thereof, the Surviving Corporation, on behalf of itself and its Affiliates, will be deemed to have waived any right to object to the Indemnified Party’s entitlement to
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indemnification hereunder with respect thereto). Each Indemnified Party will be entitled to retain his or her own counsel, whether or not the Surviving Corporation elects to control the defense of any such Proceeding.
(c)    Prior to the Effective Time, the Company shall purchase a six-year prepaid “tail” policy on the Company’s current policies of directors’ and officers’ liability insurance on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby; provided that the aggregate cost of such “tail” policy shall not exceed 350% of the last annual premium paid by the Company prior to the date of this Agreement (the “Maximum Premium”) in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for the Maximum Premium. Parent and the Surviving Corporation shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance hereunder.
(d)    The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the certificates of incorporation or bylaws or other organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement, the WBCA or otherwise. The provisions of this Section 6.9 shall survive the consummation of the Merger for a period of six years and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties.
(e)    In the event that Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.9.
Section 6.10    Takeover Statute. If any Takeover Law shall become applicable to the transactions contemplated hereby, each of the Company, Parent and Merger Sub and the members of their respective boards of directors shall use reasonable best efforts to grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby. Nothing in this Section 6.10 shall be construed to permit Parent or Merger Sub to do any act that would constitute a violation or breach of, or as a waiver of any of the Company’s rights under, any other provision of this Agreement.
Section 6.11    Public Announcements. Parent and the Company agree to issue an initial joint press release announcing this Agreement, the Merger and the transactions contemplated hereby in a form mutually agreed upon by the Parties. Prior to the issuance of any subsequent press release or other public statement or comment relating to this Agreement (including any proposed termination hereof) or the transactions contemplated hereby, the Company, Parent and Merger Sub shall consult with each other and provide each other with the opportunity to review and comment on any press release or other public statement or comment relating to this Agreement or the transactions contemplated herein, and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or as may be requested by a Governmental Entity; provided, however, that the restrictions in this Section 6.11 shall not apply (a) to any Company communication (including a press release or other public statement) regarding an Alternative Acquisition Proposal or Company communication (including a press release or other public statement) made by the Company from and after a Recommendation Change by the Company Board, (b) to communications that are disclosures or communications by Parent, Merger Sub and their Affiliates to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and deal descriptions on such Person’s website in the ordinary course of business, (c) in connection with any dispute between the Parties regarding this Agreement, the Merger or the other transactions
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contemplated hereby or (d) made by the Company or Parent, Merger Sub or their respective Affiliates in response to questions by the press, analysts, investors, employees or those participating in investor calls or industry conferences so long as such statements are consistent with information previously disclosed in previous press releases, public disclosures or public statements made by the Company and/or Parent in compliance with this Section 6.11. Notwithstanding anything to the contrary in this Agreement, nothing herein shall restrict Parent or the Debt Financing Sources or their respective Affiliates or Representatives from making customary communications in connection with the arrangement and consummation of the Debt Financing.
Section 6.12 Management. Prior to receipt of the Company Shareholder Approval, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), Parent shall not, and shall not knowingly permit or agree to permit any Person (acting at its direction) to, directly or indirectly, enter into any agreement, arrangement or understanding (whether or not binding) with any director, officer or other employee of the Company relating to (a) any retention, severance or other compensation, incentives or benefits that may be or become payable in connection with the transactions contemplated hereby or after the Effective Time, (b) any equity rollover or other similar transaction, or any equity or other investment in Parent, the Company or any parent company thereof, or any affiliate of Parent, the Company or any parent company thereof, following the Effective Time or (c) any directorship, employment, consulting arrangement or other similar association or involvement of any directors, officers or other employees of the Company with Parent, the Company or any parent company thereof, or affiliate of Parent, the Company or any parent company thereof, from and after the Effective Time.
Section 6.13 Stock Exchange De-listing; Exchange Act Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable on its part (including in accordance with applicable Laws and rules and policies of NYSE and the SEC) to cause the de-listing of the Company Class A Common Stock from NYSE and the deregistration of the Company Class A Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Section 6.14 Counterparties. Without the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned), Parent shall not, and shall not permit or agree to permit any Person (acting at its direction) to have any formal or informal commercial discussions, enter into any commercial agreement, arrangement or understanding (whether or not binding) with any current or known prospective customers, suppliers, partners or competitors of the Company or any of its Subsidiaries relating to the Company or any of its Subsidiaries; provided, that the foregoing shall not prevent the Parent Related Parties, to the extent not acting at the direction of Parent, from contact with such Persons unrelated to the transactions contemplated by this Agreement.
Section 6.15    Rule 16b-3. Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.16    Shareholder Litigation. Prior to the Effective Time, the Company shall keep Parent reasonably informed of the status of (including by promptly providing copies of all pleadings with respect thereto), and cooperate with Parent in connection with, any shareholder demand, Action or other proceeding (including class action or derivative claims) asserted, commenced or threatened against the Company, on behalf of or in the name of or otherwise involving the Company, its Affiliates and/or its and its Affiliates’ directors or officers relating , directly or indirectly, to this Agreement, the Merger or the other transactions contemplated by this Agreement (such litigation, “Shareholder Litigation”). Without limiting the generality of the foregoing, the Company shall (a) give Parent a reasonable opportunity to participate in the defense or settlement of any such litigation or claim, (b) consult in good faith with Parent with respect to the defense, settlement and prosecution of any Shareholder Litigation and (c) not compromise or settle, or agree to compromise or settle, any shareholder litigation or claim arising or resulting from the transactions contemplated by this Agreement without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). For purposes of this Section 6.16, “participate” means that
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Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Shareholder Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Shareholder Litigation, which the Company and its counsel shall consider in good faith. For the avoidance of doubt, any Action related to Dissenting Shares will be governed by Section 1.4(d).
Section 6.17    Director Resignations. Prior to the Closing, the Company shall use reasonable best efforts deliver to Parent resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.
Section 6.18    Cash and Marketable Securities. The Company and Parent shall cooperate in good faith to agree, promptly following the Clearance Date and in no event later than 14 days prior to the Closing, on a schedule with respect to the repatriation of cash held by the Company and its Subsidiaries (to the extent permitted by applicable Law), which schedule shall set forth the timing, jurisdiction, amounts and other relevant details regarding such repatriation, and the Company shall use commercially reasonable efforts to take such actions reasonable necessary to effectuate such repatriation prior to the Closing. To the extent reasonably requested by Parent, the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to sell the securities set forth on Section 6.18 of the Company Disclosure Schedules and any similar securities then owned by the Company or any of its Subsidiaries sufficiently in advance of the Closing Date so as to permit the net proceeds of such sales to be used by, or at the direction of, Parent or Merger Sub as a partial source for the payments contemplated by this Agreement.
ARTICLE 7
TERMINATION OF AGREEMENT
Section 7.1    Termination or Abandonment. This Agreement may be terminated and the Merger and the other transactions contemplated by this Agreement abandoned at any time prior to the Effective Time, whether before or after any approval by the shareholders of the Company of the matters presented in connection with the Merger:
(a)    by the mutual written consent of the Company and Parent;
(b)    by either the Company or Parent, if:
(i)    the Effective Time shall not have occurred on or before April 24, 2025 (the “Initial End Date”); provided that the Initial End Date shall be automatically extended until September 24, 2025 (the “Extended End Date”) if the conditions set forth in Section 2.2(a)(ii) (but for purposes of Section 2.2(a)(ii) only if failure to satisfy such condition is attributable to any Antitrust and Foreign Investment Law) or Section 2.2(a)(iii) shall not have been satisfied as of the close of business on the date that is two (2) Business Days immediately prior to the Initial End Date but all other conditions to Closing set forth in Article 2 shall have been satisfied or waived, as applicable (except for those conditions which by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date) (as used in this Agreement, the term “End Date” shall mean the Initial End Date, unless the Initial End Date has been extended according to the foregoing proviso, in which case, the term “End Date” shall mean the Extended End Date); provided, further, that this Agreement may not be terminated by a Party pursuant to this Section 7.1(b)(i) if such Party’s actions or failure to act are the primary cause of the failure to satisfy the conditions to such Party’s obligation to consummate the Merger under this Agreement on or before the End Date (as extended pursuant to this Section 7.1(b)(i)) or to consummate the Merger on or before the End Date and, in any such case, such actions or failures to act constitute a breach of such Party’s covenants or other obligations required to be performed at or prior to the Effective Time under this Agreement;
(ii)    any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, entered or enforced (A) an injunction or similar Order that permanently enjoins, prohibits, restrains or makes illegal the consummation of the Merger, and such injunction or Order shall have become final and non-appealable or (B) any Law that prohibits, restrains or makes illegal the consummation of the Merger; provided,
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however, that this Agreement may not be terminated by a Party pursuant to this Section 7.1(b)(ii) if such Party’s actions or failure to act are the primary cause of the enactment, issuance, promulgation, entry or enforcement of such Law, injunction or Order and, in any such case, such actions or failures to act (A) constitute a material breach of such Party’s covenants or other obligations under this Agreement, or (B) constitute a failure to comply with its obligations under Section 6.4 and Section 6.5; or
(iii)    the Company Shareholder Meeting (including any adjournments or postponements thereof) shall have been held and been concluded and the Company Shareholder Approval shall not have been obtained;
(c)    by the Company:
(i)    if Parent or Merger Sub shall have breached any of their respective representations or warranties or failed to perform any of their covenants or other agreements under this Agreement, in any such case where such breach or failure to perform (i) would result in, and be the primary cause of, a failure of a condition set forth in Section 2.2(a) or Section 2.2(c) and (ii) cannot be cured by the End Date or, if curable by such date, is not cured within the earlier of (1) thirty (30) days following the Company’s delivery of written notice to Parent of such breach or failure to perform and (2) the End Date; provided, however, that the Company shall not have a right to terminate this Agreement pursuant to this Section 7.1(c)(i)) if the Company is then in breach of any of its representations, warranties, agreements or covenants in this Agreement such that Parent would be entitled to terminate pursuant to Section 7.1(d)(i);
(ii)    if (A) the conditions set forth in Section 2.2(a) and Section 2.2(b) have been and continue to be satisfied or waived at the time the Closing is required to have occurred pursuant to Section 2.1 (other than those conditions that by their nature are to be satisfied at the Closing (but subject to such conditions being capable of being satisfied at the Closing)), (B) Parent fails to consummate the Closing on the date on which Parent is required to consummate the Closing pursuant to Section 2.1 and (C) the Company has, at least three (3) Business Days prior to seeking to terminate this Agreement pursuant to this Section 7.1(c)(ii), irrevocably confirmed in a written notice delivered to Parent that the Company is ready, willing and able to consummate the Closing subject to closing conditions that by their terms or nature are to be satisfied at the Closing, and Parent and Merger Sub have not consummated the Closing (but subject to such conditions being capable of being satisfied at the Closing) by the end of such three (3) Business Day period; or
(iii)    at any time prior to receipt of the Company Shareholder Approval if (i) the Company has received a Superior Proposal after the date of this Agreement, (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal in accordance with the procedures set forth in Section 6.1(d)(ii), (iii) the Company has complied in all material respects with the terms of Article 6 and Section 6.1(d)(ii) with respect to such Superior Proposal, and (iv) concurrently with (and as a condition to) such termination the Company pays Parent the Company Termination Fee in accordance with Section 7.3(a);
(d)    by Parent:
(i)    if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements under this Agreement, in any such case where such breach or failure to perform (A) would result in, and be the primary cause of, a failure of a condition set forth in Section 2.2(a) or Section 2.2(b) and (B) cannot be cured by the End Date or, if curable by such date, is not cured within the earlier of (1) thirty (30) days following Parent’s delivery of written notice to the Company of such breach or failure to perform and (2) the End Date; provided, however, that Parent shall not have a right to terminate this Agreement pursuant to this Section 7.1(d)(i)if Parent or Merger Sub is then in breach of any of their representations, warranties, agreements or covenants in this Agreement such that the Company would be entitled to terminate pursuant to Section 7.1(c)(i); or
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(ii)    prior to receipt of the Company Shareholder Approval, if the Company Board effects a Recommendation Change.
Section 7.2    Effect of Termination. In the event of a valid termination of this Agreement pursuant to Section 7.1, the terminating Party shall forthwith give written notice thereof to the other Party or Parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall terminate, and the transactions contemplated hereby shall be abandoned, without further action by any of the Parties hereto. In the event of a valid termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Parent, Merger Sub or their respective Subsidiaries or Affiliates, except that, subject to the limitations set forth in Section 7.3: (i) no such termination shall relieve any Party of its obligation to pay the Company Termination Fee or the Parent Termination Fee, if, as and when required pursuant to Section 7.3; (ii) no such termination shall relieve any Party for liability for such Party’s fraud or willful and material breach of any covenant or obligation contained in this Agreement prior to its termination (in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity); and (iii) the Guarantees, the Confidentiality Agreements, the provisions of the last sentence of Section 6.6(g), this Section 7.2, Section 7.3 and all of Article 8 (to the extent applicable after a termination of this Agreement) shall survive the termination hereof.
Section 7.3    Termination Fees.
(a)    Company Termination Fee. If (i) this Agreement is terminated by the Company pursuant to Section 7.1(c)(iii), (ii) this Agreement is terminated by Parent pursuant to Section 7.1(d)(ii) or (iii)    (A) after the date of this Agreement, an Alternative Acquisition Proposal is made, proposed, communicated or otherwise becomes publicly known prior to the Company Shareholder Meeting, (B) this Agreement is terminated pursuant to Section 7.1(b)(iii) or Section 7.1(d)(i) and (C) concurrently with or within twelve (12) months after such termination, the Company shall have (1) consummated any Alternative Acquisition Proposal (substituting for purposes of this Section 7.3(a)(iii)(C) in the definition thereof “50%” for “20%” and “80%” in each place each such phrase appears) or (2) entered into a definitive agreement providing for any Alternative Acquisition Proposal (substituting for purposes of this Section 7.3(a)(iii)(C) in the definition thereof “50%” for “20%” and “80%” in each place each such phrase appears), then, in each case, the Company shall pay to Parent or Parent’s designee(s), by wire transfer of immediately available funds to an account or accounts designated in writing by Parent or such designee, a fee of $250,000,000 in cash (the “Company Termination Fee”); provided, however, that if this Agreement is terminated by the Company pursuant to Section 7.1(c)(iii) prior to the No-Shop Period Start Date to enter into a definitive agreement with respect to a Superior Proposal received from an Excluded Party, then the “Company Termination Fee” shall be $125,000,000. The payment of any Company Termination Fee shall be made concurrently with (and as a condition to) such termination in the case of clause (i) above, within three (3) Business Days after such termination in the case of clause (ii) above, or on the earlier of (x) the execution of a definitive agreement with respect to an Alternative Acquisition Proposal and (y) consummation of any Alternative Acquisition Proposal in the case of clause (iii) above (it being understood and agreed that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion). On the payment by the Company of the Company Termination Fee as and when required by this Section 7.3(a), none of the Company, its Subsidiaries or their respective former, current or future officers, directors, partners, shareholders, managers, members, Affiliates and Representatives shall have any further liability with respect to this Agreement or the transactions contemplated hereby to Parent, Merger Sub or their respective Affiliates or Representatives, except to the extent provided in Section 7.2. Notwithstanding the foregoing, this Section 7.3(a) will not relieve the Company from liability for fraud or willful and material breach of this Agreement.
(b)    Parent Termination Fee. If this Agreement is terminated by the Company pursuant to Section 7.1(c)(i) or Section 7.1(c)(ii), then Parent shall pay, by wire transfer of immediately available funds to an account designated in writing by the Company, a fee of $500,000,000 in cash (the “Parent Termination Fee”). The payment of any Parent Termination Fee shall be made within three (3) Business Days of such termination (it being understood that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion). On the payment by Parent of the Parent Termination Fee as and when required by this Section 7.3(b), none of Parent, Merger Sub or their respective former, current or future officers, directors, partners, stockholders,
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shareholders, managers, members, Affiliates and Representatives shall have any further liability with respect to this Agreement or the transactions contemplated hereby to the Company or its Affiliates or Representatives.
(c)    Acknowledgements. Each Party acknowledges that the agreements contained in this Section 7.3 are an integral part of this Agreement and that, without Section 7.3(a), Parent would not have entered into this Agreement and that, without Section 7.3(b), the Company would not have entered into this Agreement. Accordingly, if the Company or Parent fails to pay any amount due when such amount becomes due pursuant to this Section 7.3 and, in order to obtain such payment, Parent or Merger Sub, on the one hand, or the Company, on the other hand, commences an Action with respect to the other Party’s failure to pay an amount due pursuant to this Section 7.3, the non-prevailing party in such Action shall pay to the prevailing party in such Action all of the prevailing party’s reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including reasonable and documented out-of- pocket attorneys’ fees and expenses incurred in connection with such action), together with interest on the amount of the Company Termination Fee or the Parent Termination Fee, as applicable, at the prime lending rate as published in the Wall Street Journal, in effect on the date such payment is required to be made, plus 2%; provided, that in no event shall Parent or the Company be obligated to pay more than $5,000,000 in the aggregate under this Section 7.3(c). The Parties further acknowledge that neither the Company Termination Fee nor the Parent Termination Fee shall constitute a penalty but is liquidated damages, in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which the Company Termination Fee or the Parent Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The Parties further acknowledge that the right to receive the Company Termination Fee or the Parent Termination Fee, as applicable, shall not limit or otherwise affect any such Party’s right to specific performance as provided in Section 8.5; provided that in no event shall either Party be entitled to receive both specific performance and payment of the Company Termination Fee or Parent Termination Fee, as applicable.
(d)    Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting Parent’s rights to specific performance expressly set forth in Section 8.5, if this Agreement is terminated under circumstances in which the Company Termination Fee is payable and Parent is paid the Company Termination Fee from the Company pursuant to this Section 7.3, the Company Termination Fee and, if applicable, the costs and expenses of Parent pursuant to Section 7.3(c) shall, subject to Section 8.5, be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Parent Related Parties against the Company, its subsidiaries and any of their respective former, current or future general or limited partners, holders of equity, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, shareholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or in respect of representations made or alleged to be made in connection herewith, whether in equity or at law, in contract, in tort or otherwise, except that nothing shall relieve the Company of its obligations under Section 6.11. Notwithstanding the foregoing, this Section 7.3(d) will not relieve the Company from liability for fraud or willful and material breach of this Agreement; provided that under no circumstances will the collective monetary damages payable by the Company for breaches (including any willful and material breach) under this Agreement (taking into account the payment of the Company Termination Fee pursuant to this Agreement) exceed an amount equal to $500,000,000 in the aggregate for all such breaches (if any) plus any amounts due by the Company pursuant to Section 7.3(c) (the “Company Liability Limitation”). In no event will any of the Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Company Liability Limitation against any of the Company Related Parties, and in no event will Parent or Merger Sub be entitled to seek or obtain consequential, special, indirect or punitive damages in excess of the Company Liability Limitation against the Company Related
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Parties for, or with respect to, this Agreement or the Merger, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure.
(e)    Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting the Company’s rights to specific enforcement expressly set forth in Section 8.5, in any circumstance in which this Agreement is terminated and the Company is paid the Parent Termination Fee pursuant to this Section 7.3 and, if applicable, any costs and expenses of the Company pursuant to Section 7.3(c), the termination of this Agreement pursuant to Section 7.1(c)(ii) and receipt of payment of the Parent Termination Fee shall, subject to Section 8.5, be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company Related Parties against any of Parent, Merger Sub, the Guarantors, or any of their respective former, current or future direct or indirect general or limited partners, holders of equity, controlling Persons, direct or indirect equity holders, managers, members, directors, officers, employees, Affiliates, affiliated (or commonly advised) funds, counsel, financial advisors, auditors, representatives, agents or any their respective assignees or successors or any former, current or future direct or indirect general or limited partner, holder of equity, controlling Person, direct or indirect equity holder, manager, member, director, officer, employee, Affiliate, affiliated (or commonly advised) fund, counsel, financial advisor, auditor, representative, agent, assignee or successor of any of the foregoing (collectively, excluding Parent and Merger Sub, the “Parent Related Parties”) and/or the lenders, agents, underwriters, commitment parties and arrangers of any Debt Financing (including pursuant to the Debt Financing Commitments or any other commitment letters, fee letters, engagement letters, credit agreements, loan agreements, joinders or indentures relating to any Debt Financing) or any Debt Financing Sources, together with their respective Affiliates, and their respective Affiliates’ officers, directors, employees, controlling persons, advisors, attorneys, agents and representatives and their successors and assigns, including any successors or assigns via joinder agreements or credit agreements related thereto (collectively, each, a “Lender Related Party” and, together, the “Lender Related Parties”) for any cost, expense, loss or damage suffered as a result of, or arising from or otherwise in connection with (i) this Agreement, the Debt Financing Commitments, the Guarantees, the Equity Financing Commitments or any of the other agreements, instruments, and documents contemplated hereby or executed in connection herewith, the transactions contemplated hereby or thereby, (ii) the failure of the Merger or the other transactions contemplated by this Agreement to be consummated (including the funding of the Financing), (iii) any breach or willful and material breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise or (iv) any oral representation made or alleged to have been made in connection herewith or therewith (collectively, the “Transaction Related Matters”); provided, however, that this Section 7.3(e) shall not relieve any Parent Related Party for any liability (for any breach of any Confidentiality Agreement; provided, further, that under no circumstances will the collective monetary damages payable by Parent, Merger Sub or any of their Affiliates for breaches (including any fraud or willful and material breach) under this Agreement (taking into account the payment of the Parent Termination Fee pursuant to this Agreement), the Guarantees or the Equity Commitment Letters exceed an amount equal to $500,000,000 in the aggregate for all such breaches plus the reimbursement obligations set forth in Section 6.6(g) plus any amounts due by Parent pursuant to Section 7.3(c) (the “Parent Liability Limitation”). In no event will any of the Company Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Liability Limitation against the Parent Related Parties, and in no event will the Company be entitled to seek or obtain consequential, special, indirect or punitive damages in excess of the Parent Liability Limitation against the Parent Related Parties for, or with respect to, this Agreement, the Equity Commitment Letters, the Guarantee, the Support Agreement or the transactions contemplated hereby and thereby (including, any breach by a Guarantor, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure; provided that the foregoing shall not preclude any liability of the Debt Financing Sources to the Company, Parent or Merger Sub under the definitive agreements relating to the Debt Financing (subject to the effectiveness of such definitive documentation and the terms thereof). Except as expressly provided in this Article 7, none of Parent, Merger Sub, the Parent Related Parties or the Lender Related Parties shall have any liability or obligation relating to or arising out of or in connection with any Transaction Related Matters, except that nothing shall relieve Parent of its reimbursement obligations set forth under Section 6.6(g), and none of the Company, its Subsidiaries nor any other Company Related Party shall seek or be entitled to
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seek or recover any damages or seek or be entitled to any remedy, whether based on a claim at Law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with any Transaction Related Matters; provided that (x) the foregoing shall not limit the rights of any party to specific performance in accordance with Section 8.5 and (y) in no event shall either Party be entitled to receive both specific performance and payment of the Company Termination Fee or Parent Termination Fee, as applicable.
(f)    Except for (i) claims against any Guarantor in accordance with and under the terms of the Guarantee, (ii) claims for specific performance of the Equity Commitment Letters to the extent provided therein, and (iii) claims against the parties to a Confidentiality Agreement for breaches thereof in accordance with the terms thereof (the foregoing (i), (ii) and (iii), “Permitted Claims”), this Agreement may only be enforced against, and all actions or claims (whether at law, in equity, in contract, in tort or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to any Transaction Related Matters may only be made against (and are those solely of) the entities that are expressly identified as Parties hereto, and, except for Permitted Claims, none of the Guarantors or any other Parent Related Party shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim against the Parties to this Agreement (whether in tort, contract or otherwise). In no event shall the Company or any of the Company Related Parties, and the Company agrees not to and to cause the Company Related Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or make any claims in respect of any Transaction Related Matters against or seek to recover monetary damages from, any Parent Related Party (other than in respect of Permitted Claims).
ARTICLE 8
MISCELLANEOUS
Section 8.1 Non-Survival of Representations and Warranties. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Merger, except for covenants and agreements that contemplate performance after the Effective Time or otherwise expressly by their terms survive the Effective Time.
Section 8.2 Expenses. Except as set forth in Section 6.6 or Section 7.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring or required to incur such expenses, except that all filing fees paid by any Party in respect of any and all filings under the Antitrust and Foreign Investment Laws shall be borne by Parent; provided, however, Parent or the Surviving Corporation will pay or cause to be paid all transfer, documentary, sales, use, stamp, registration, real property transfer and other similar Taxes and fees imposed with respect to, or as a result of, entering into this Agreement and the consummation of the Merger, and such Taxes and fees expressly shall not be a liability of holders of Company Common Stock, or Company Equity Awards.
Section 8.3 Counterparts; Effectiveness. This Agreement may be executed in counterparts (including by facsimile, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy, facsimile, electronic mail or otherwise as authorized by the prior sentence) to the other Parties.
Section 8.4 Governing Law; Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Merger or the other transactions contemplated by this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware, except that matters relating to the fiduciary duties of the Company Board and matters that are specifically required by the WBCA in connection with the Merger shall be governed by the laws of the State of Washington. In addition, each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations
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arising hereunder, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Merger, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the Action in such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party hereto irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 8.4 in the manner provided for notices in Section 8.7.
Nothing in this Agreement shall affect the right of any Party hereto to serve process in any other manner permitted by applicable Law.
Section 8.5    Specific Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, may not be an adequate remedy, would occur in the event that the Parties do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that unless and until this Agreement is validly terminated in accordance with Section 7.1, the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of actual damages and without any requirement for the posting of security, this being in addition to any other remedy to which they are entitled at law or in equity. The Parties agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for such breach. The Parties hereby further acknowledge and agree that prior to the Closing, the Parties shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of this Agreement, (other than Parent and Merger Sub’s obligation to cause the Equity Financing to be funded and to effect the Closing, which shall be governed solely by the next sentence), on the terms and subject to the conditions in this Agreement. Notwithstanding anything herein, the Guarantees, the Equity Commitment Letters, the Debt Commitment or the Confidentiality Agreements to the contrary, it is hereby acknowledged and agreed that unless this Agreement is validly terminated in accordance with Section 7.1, the Company shall be entitled to specific performance to cause Parent and Merger Sub to cause the Equity Financing to be funded and to consummate the Closing if, and only if, (i) all of the conditions set forth in Section 2.2(a) and Section 2.2(b) (other than those conditions that by their nature are to be satisfied at the Closing; provided that each such condition is then capable of being satisfied at a Closing on such date) have been and continue to be satisfied or waived, and Parent is required to consummate the Closing pursuant to Section 2.1, and Parent fails to consummate the Closing by the date the Closing is required to have occurred pursuant to Section 2.1, (ii) the Debt Financing has been funded or will be funded in accordance with the terms and conditions of the Debt Financing Commitments at the Closing if the Equity Financing is funded at the Closing and (iii) the Company has irrevocably confirmed in writing to Parent that if the Equity Financing and Debt Financing (including any Alternative Financing that has been obtained in accordance with Section 6.6) are funded, then the Company will take such actions that are required of it to cause the Closing to occur in accordance with Section 2.1 (and the Company has not revoked, withdrawn, modified or conditioned such confirmation) and Parent has failed to consummate the closing within three Business Days after receipt of such irrevocable conditions. For the avoidance of doubt, (a) in no event shall the Company be entitled to specifically enforce (or to bring any action or proceeding
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in equity seeking to specifically enforce) Parent’s rights under the Financing Commitments to cause the Equity Financing to be funded or to effect the Closing other than as expressly provided in the immediately preceding sentence, and (b) in no event shall the Company be entitled to seek to specifically enforce any provision of this Agreement or to obtain an injunction or injunctions, or to bring any other action or proceeding in equity in connection with the transactions contemplated by this Agreement, against Parent other than under the circumstances expressly set forth in this Section 8.5. Subject to the two preceding sentences, each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (x) either Party has an adequate remedy at Law or (y) an award of specific performance is not an appropriate remedy for any reason at Law or equity. Notwithstanding anything else to the contrary in this Agreement, for the avoidance of doubt, while the Company may concurrently seek (i) specific performance or other equitable relief, subject in all respects to this Section 8.5 and (ii) payment of the Parent Termination Fee or monetary damages if, as and when required pursuant to this Agreement, under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance to cause the Equity Financing to be funded (whether under this Agreement or the Equity Financing Commitments), on the one hand, and payment of the Parent Termination Fee or monetary damages, on the other hand.
Section 8.6    WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 8.6.
Section 8.7    Notices. Any notice or other communication required to be given hereunder shall be sufficient if in writing, and sent by emails by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:
To Parent or Merger Sub:
Einstein Parent, Inc.
c/o Vista Equity Partners Management, LLC
Four Embarcadero Center, 20th Floor
San Francisco, CA 94111
Attention:          Christina Lema; John Stalder
Email:
and
c/o Blackstone Management Partners, L.L.C.
101 California Street, 44th Floor
San Francisco, California 94111
Attention:          Sachin Bavishi; Steven Cook
Email:
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with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Ave
New York, NY 10022
Attention:          Jonathan Davis, P.C.; Andrew Norwich
Email:
and
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:          Anthony F. Vernace; William J. Allen
Email:
To the Company:
Smartsheet Inc.
500 108th Ave NE, #200
Bellevue, WA 98004 USA
Attention:          Mark Mader; Jolene Marshall
Email:
with a copy (which shall not constitute notice) to:
Fenwick & West LLP
401 Union Street, Fifth Floor
Seattle, WA 98101
Attention:          Alan C. Smith; David K. Michaels;
Ethan Skerry; Christopher N. Gorman
Email:
or to such other address as a Party shall specify by written notice so given, and such notice shall be deemed to have been delivered (a) when sent by email (so long as no transmission error is received), (b) on proof of service when sent by reliable overnight delivery service, (c) on personal delivery in the case of hand delivery or (d) on receipt of the return receipt when sent by certified or registered mail. Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this Section 8.7. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.
Section 8.8    Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other Party or Parties; provided that Parent and Merger Sub shall have the right, without the prior written consent of the Company, to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) from and after the Effective Time in connection with a merger or consolidation involving Parent or the Surviving Corporation or other disposition of all or substantially all of the assets of Parent or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Debt Financing Source or any other lender pursuant to the terms of the Debt Financing or any other debt financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing or other debt financing; provided that no such assignment pursuant to clause (b) or (c) shall relieve Parent or Merger Sub of any
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of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding on and shall inure to the benefit of the Parties hereto and their respective successors and assigns.
Section 8.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction; provided, that the Parties intend that the remedies and limitations contained in Section 7.3(e), Section 7.3(f) and Section 8.5 be construed as an integral provision of this Agreement and as such, this Agreement cannot be construed without such sections. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.
Section 8.10 Confidentiality. The Parties hereto hereby agree that the terms of (a) that certain confidentiality letter agreement, dated as of July 12, 2024, by and between the Company and Vista Equity Partners Management, LLC and (b) that certain confidentiality letter agreement, dated as of July 13, 2024, by and between the Company and Blackstone Management Partners L.L.C. ((a) and (b), collectively, the “Confidentiality Agreements”) shall remain in full force and effect.
Section 8.11 Entire Agreement. This Agreement (including the exhibits and schedules hereto), the Company Disclosure Schedule, the Equity Financing Commitments, the Debt Financing Commitments, the Guarantees, the Support Agreement and the Confidentiality Agreements (the “Transaction Documents”) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof.
Section 8.12 No Third-Party Beneficiaries. Except for (a) the provisions of Article 1 and Article 2 (which, from and after the Effective Time, shall be for the benefit of holders of the Company Common Stock (including Company Equity Awards) as of immediately prior to the Effective Time solely with respect to their right to receive the Merger Consideration, Vested Company Option Consideration, Vested Company RSU Consideration, Vested Company PSU Consideration, Unvested Company Option Consideration, Unvested Company RSU Consideration and/or Unvested Company PSU Consideration, as applicable and, in each case, in accordance with the terms and conditions of this Agreement), (b) Section 6.9 (which, from and after the Effective Time, shall be for the benefit of the Indemnified Parties), (c) the rights of the Company Related Parties set forth in Section 7.3(d), (d) the rights of the Parent Related Parties set forth in Section 7.3(e), (e) notwithstanding anything to the contrary contained herein, the rights of the Debt Financing Parties set forth in Section 6.7, Section 7.3(e), Section 8.5, Section 8.8, this Section 8.12 and Section 8.15 and (f) the provisions of the last sentence of Section 6.6(g) (which shall be for the benefit of the express beneficiaries thereof), this Agreement is not intended to, and will not, confer upon any Person (other than the Persons expressly parties to this Agreement) any rights or remedies hereunder.
Section 8.13    Amendments; Waivers. At any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after receipt of the Company Shareholder Approval, if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require further approval of the shareholders of the Company or the sole shareholder of Merger Sub, as applicable, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company or the sole shareholder of Merger Sub, as applicable. The foregoing notwithstanding, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
Section 8.14 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
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Section 8.15 Debt Financing Provisions. The Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby: (a) agrees that, subject to clause (c) any legal action, whether in Law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each Party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by, construed and enforced in accordance with the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise expressly provided in any agreement relating to the Debt Financing, (c) waives any and all rights or claims against the Debt Financing Sources in connection with this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in Law or equity, contract, tort or otherwise, and each such Person agrees not to commence (and if commenced agrees to dismiss or otherwise terminate) any proceeding or legal or equitable action against any Debt Financing Source in connection with this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (d) knowingly, intentionally and voluntarily waives, to the fullest extent permitted by applicable law, trial by jury in any such legal action brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby, (e) agrees that none of the Debt Financing Sources shall have any liability to the Company, any of its Subsidiaries or any of their respective controlled Affiliates or representatives or any Company Related Party relating to or arising out of this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise (subject to the last sentence of this Section 8.15), and (f) agrees that the Debt Financing Sources are express third-party beneficiaries of, and may rely upon and enforce, any of the provisions of Section 6.7, Section 7.3(e), Section 8.5, Section 8.8, Section 8.12 and this Section 8.15 and that Section 6.7, Section 7.3(e), Section 8.5, Section 8.8, Section 8.12 and this Section 8.15 (or any other provision of this Agreement the amendment, modification or alteration of which has the effect of modifying such provisions) may not be amended in a manner adversely affecting any Debt Financing Source without the written consent of such adversely affected Debt Financing Source. Notwithstanding the foregoing, nothing in this Section 8.15 shall in any way limit or modify the rights and obligations of Parent or Merger Sub under this Agreement or any Debt Financing Source’s obligations to Parent or Merger Sub under any Debt Financing Commitment (it being understood that following consummation of the Merger, nothing in this Section 8.15 shall limit the rights of any of the parties to any Debt Financing Commitment or the Definitive Financing Agreements, as applicable). In the event of a conflict between the provisions of this Section 8.15 and any other provision of this Agreement, the provisions of this Section 8.15 shall control.
Section 8.16    Interpretation. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” means “and/or.” The phrase “ordinary course of business” will be construed to mean “ordinary course of business, in a manner consistent with past practice.” All references herein to “$” or “dollars” shall be to U.S. dollars. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any specific Law defined or referred to herein or in any schedule that is referred to herein means such Law as from time to time amended and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, such references shall be deemed to refer to such law, as amended, and any rules or regulations promulgated thereunder, in each case, as of such date). Each of the Parties has participated in the drafting and negotiation of this Agreement. If
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an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement. The words “made available to Parent” and words of similar import refer to documents (A) posted to the “Sevilla” virtual data room maintained by Datasite by or on behalf of the Company or (B) delivered electronically to Parent, Merger Sub or their respective Representatives, in each case, at least one Business Day prior to the date of this Agreement.
Section 8.17    Obligations of Merger Sub. Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Merger Sub to take such action. Within one Business Day following the execution of this Agreement, Parent shall provide the Company with a true, accurate and complete copy of its written consent to adopt this Agreement (by consent in lieu of a meeting).
[Signature Page Follows]
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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

EINSTEIN PARENT, INC.

By: /s/ John Stalder
Name: John Stalder
Title: Vice President

EINSTEIN MERGER SUB, INC.

By: /s/ John Stalder
Name: John Stalder
Title: Vice President
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SMARTSHEET INC.

By: /s/ Mark Mader
Name: Mark Mader
Title: President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINITIONS
For purposes of this Agreement, the following terms (as capitalized below) shall have the following meanings when used herein:
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the date hereof, or (ii) executed, delivered and effective after the date hereof, in either case containing customary provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receive non-public information of or with respect to the Company and/or its Subsidiaries to keep such information confidential; provided, however, that (x) with respect to clause (ii), the provisions contained therein relating to the confidential treatment of information and the use thereof are no less restrictive in any material respect to such counterparty (and any of its Affiliates and representatives named therein) than the terms of either Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Alternative Acquisition Proposal), and (y) with respect to each of the foregoing clauses (i) and (ii), that such agreement does not contain provisions which prohibit the Company from providing any information to Parent in accordance with Section 6.1(e) or that otherwise prohibits the Company from complying with the provisions of Section 6.1(e).
“Action” means a claim, counterclaim, charge, inquiry, action, suit, complaint, audit, investigation, arbitration or proceeding, whether civil, criminal or administrative.
“Active Government Contract” means a Government Contract that, as of the date of this Agreement, has not been closed out under the procedure of the Governmental Entity responsible for administering the Government Contract.
“Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated, joint, unitary or similar group under state, local or non-U.S. Tax Law).
“Affiliates” means, with respect to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.
“Alternative Acquisition Proposal” means any offer, proposal or indication of interest made by any Person or group of Persons (other than Parent or Merger Sub or their respective Affiliates) relating to or concerning (i) a merger, reorganization, share exchange, consolidation, tender offer, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, in each case, as a result of which the shareholders of the Company immediately prior to such transaction would cease to own at least 80% of the total voting power of the Company or the surviving entity (or any direct or indirect parent company thereof), as applicable, immediately following such transaction, (ii) the direct or indirect acquisition by any Person of assets constituting or accounting for more than 20% of the consolidated assets, revenue or net income of the Company and its Subsidiaries, on a consolidated basis (including equity interests in any Subsidiaries), or (iii) the direct or indirect acquisition by any Person of more than 20% of the outstanding shares of Company Common Stock or securities representing more than 20% of the total voting power of the Company.
“Antitrust and Foreign Investment Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other applicable supranational, national, federal, state or foreign statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, that are (i) designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition, or (ii) pertain to the regulation of foreign investments.
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“Beneficial Ownership Certification” means a certification regarding the beneficial ownership required by 31 C.F.R. § 1010.230.
“Business Day” means any day other than a Saturday, Sunday or a day on which the banks in Seattle, Washington or New York, New York are authorized by Law or executive order to be closed.
“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), and (ii) Division N – Additional Coronavirus Response and Relief of the Consolidated Appropriations Act, 2021 (H.R. 133), in each case, together with all rules and regulations and guidance issued by any Governmental Entity with respect thereto.
“Collective Bargaining Agreement” means any collective bargaining agreement or other Contract with a labor union, trade union works council, labor organization, or other employee representative.
“Company Benefit Plans” means all independent contractor, employee or director compensation and/or benefit plans, programs, Contracts, policies, agreements or other arrangements, including any “employee welfare plan” within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA), any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA) and any superannuation, bonus, incentive, equity, or equity- based, deferred compensation, retirement, termination indemnity, welfare, post-employment welfare, profit-sharing, vacation, stock purchase, stock option, severance, transition, employment, consulting, retention, change of control, tax gross-up, fringe benefit or other compensation or benefit plan, Contract, policy, arrangement, program or agreement (other than any Multiemployer Plan, or any other plan or program required by statute that is maintained by a Governmental Entity to which the Company or any of its Affiliates contributes pursuant to applicable Law), in each case that are sponsored, maintained or contributed to by the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries are party, or with respect to which the Company or any of its Subsidiaries has any Liability.
“Company Class A Common Stock” means the Class A Common Stock, without par value, of the Company.
“Company Class B Common Stock” means the Class B Common Stock, without par value, of the Company.
“Company Common Stock” means, collectively, the Company Class A Common Stock and the Company Class B Common Stock.
“Company Equity Awards” means, collectively, the Company Options, Company RSUs and Company PSUs.
“Company Equity Plans” means, collectively, the Company’s 2018 Equity Incentive Plan, the Company’s 2015 Equity Incentive Plan and the Company’s 2005 Stock Option/Restricted Stock Plan (including any related sub-plans or addenda).
“Company ESPP” means the Company’s 2018 Employee Stock Purchase Plan. “Company Financial Advisor” means Qatalyst Partners LP.
“Company Intellectual Property” means the Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company IT Assets” means the computer systems, Software and Software platforms, hardware, electronic data processing and telecommunications networks, servers, routers, hubs, switches, circuits, networks, data communications lines and all other information technology infrastructure and equipment, including any outsourced
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systems and processes, in each case, that are used by or for, or otherwise relied on by, the Company or any of its Subsidiaries in connection with the operation of the business of the Company and its Subsidiaries.
“Company Material Adverse Effect” means any fact, circumstance, event, change, occurrence, effect or development that (A) individually or taken together with all other facts, circumstances, events, changes, occurrences, effects or developments, has or would reasonably be expected to have a material adverse effect on the business, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (B) would reasonably be expected to, individually or in the aggregate, prevent or materially delay or materially impair the ability of the Company to satisfy the conditions precedent to the Merger, or consummate the Merger and the other transactions contemplated by this Agreement prior to the End Date, but, with respect to clause (A) only, shall not include facts, circumstances, events, changes, occurrences, effects or developments relating to or resulting from (a) changes in general economic or political conditions or the securities, equity, credit or financial markets, or changes in or affecting domestic or foreign interest or exchange rates, (b) any decline in the market price or trading volume of the Company Common Stock or the Company Preferred Stock or any change in the credit rating of the Company or any of its securities (provided that the facts and circumstances underlying any such decline or change may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof), (c) changes or developments in the industries in which the Company or its Subsidiaries operate, (d) changes in Law or the interpretation or enforcement thereof, (e) the execution, delivery or performance of this Agreement or the public announcement or pendency or consummation of the Merger or other transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with employees, partnerships, customers or suppliers or Governmental Entities (provided that this clause (e) shall not apply to any representation or warranty set forth in Section 3.4(b) or the related condition to Closing), (f) the identity of Parent, any Guarantor or any of their respective Affiliates as the acquiror of the Company, (g) compliance with the terms of, or the taking or omission of any action expressly required by, this Agreement or consented to or requested by Parent or any of its Representatives (provided that this clause (g) shall not apply to any representation or warranty set forth in Section 3.4(b) (or the related condition to Closing) or compliance of the covenants set forth in Section 5.1), (h) any act of civil unrest, mass protest, political instability, political election, insurrection, civil disobedience, war, terrorism, military activity, sabotage, including an outbreak or escalation of hostilities involving the United States or any other Governmental Entity or the declaration by the United States or any other Governmental Entity of a national emergency or war, or any worsening or escalation of any such conditions threatened or existing on the date of this Agreement, (i) any hurricane, tornado, flood, earthquake, natural disasters, acts of God or other comparable events, (j) any pandemic, epidemic or disease outbreak or other comparable events, (k) changes in GAAP or the interpretation or enforcement thereof, (l) any Shareholder Litigation relating to or resulting from this Agreement or the transactions contemplated hereby or any exercise of appraisal or dissenters’ with respect to the Merger, (m) any failure to meet internal or published projections, forecasts, guidance or revenue or earning predictions (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof), or (n) the availability or cost of equity, debt or other financing to Parent or Merger Sub (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof); except, with respect to the foregoing clauses (a), (c), (d), (h), (i), (j) and (k), if the impact thereof is disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to the operations of other participants operating in the industries in which the Company and its Subsidiaries operate, the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect.
“Company Options” shall mean each compensatory option to purchase shares of Company Common Stock granted pursuant to a Company Equity Plan.
“Company Products” means all of the existing Software products, including software-as-a- service products sold, licensed, distributed, or provided by the Company or any of its Subsidiaries or from which the Company and its Subsidiaries are currently deriving revenue from the sale, license, distribution or provision thereof.
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“Company PSU” shall mean each restricted stock unit granted pursuant to a Company Equity Plan that vests on the basis of, in whole or in part, performance and pursuant to which the holder has a right to receive shares of Company Common Stock or cash following the vesting or lapse of restrictions applicable to such restricted stock unit.
“Company RSU” shall mean each restricted stock unit granted pursuant to a Company Equity Plan that vests solely on the basis of time and pursuant to which the holder has a right to receive shares of Company Common Stock or cash following the vesting or lapse of restrictions applicable to such restricted stock unit.
“Company Securities” means, collectively, the Company Voting Stock and Company Equity Awards.
“Company Voting Stock” means, collectively, the Company Common Stock and the Company Preferred Stock.
“Contract” means any legally binding, contract, note, bond, mortgage, indenture, deed of trust, lease, license, commitment, agreement or other obligation.
“Debt Financing Sources” means the financial institutions, agents, arrangers, institutional investors and lenders that at any time have committed to provide or arrange or otherwise enter into agreements in connection with the Debt Financing, including the parties to the Debt Financing Commitments or any debt commitment letter, joinder agreements, credit agreements or the other definitive documentations relating thereto entered into in connection therewith, together with their respective Affiliates and their respective Affiliates’ officers, directors, general or limited partners, shareholders, members, employees, controlling persons, agents and representatives and their respective permitted successors and assigns.
“Environmental Law” means any Law relating to (a) pollution or the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (b) public or worker health or safety or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release, discharge or disposal of Hazardous Substances.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means each Person treated at any relevant time as a single employer with the Company or any of its Subsidiaries pursuant to Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934.
“Excluded Party” means any Person (i) who is not a No-Shop Party, (ii) from whom the Company receives a written Alternative Acquisition Proposal during the Go-Shop Period and (iii) whose Alternative Acquisition Proposal the Company Board determines in good faith, after consultation with its outside financial advisor and legal counsel, either to be a Superior Proposal or an Alternative Acquisition Proposal that could reasonably be expected to lead to or result in a Superior Proposal; provided, however, that a Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (1) such Superior Proposal or Alternative Acquisition Proposal is withdrawn by such Person or (2) such Superior Proposal or Alternative Acquisition Proposal, in the good faith determination of the Company Board, after consultation with its outside financial advisor and legal counsel, no longer is or could no longer be reasonably expected to lead to or result in a Superior Proposal, as applicable.
“GAAP” means United States generally accepted accounting principles consistently applied.
“Government Contract” means (a) any Contract entered into between Company and a Governmental Entity, and (b) any subcontract (at any tier) of the Company with another entity that holds either a prime Contract with such Governmental Entity or a subcontract (at any tier) under such a prime Contract. For clarity, any task,
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delivery or other order under any government-wide acquisition vehicle, indefinite-delivery or indefinite-quantity, or blanket purchase type Government Contract shall not be deemed a separate contract but shall be deemed a part of the Government Contract (including a prime contract) under which such order was placed.
“Government Official” means any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any person acting in an official capacity for or on behalf of any such government, department, agency or instrumentality or on behalf of any such public organization.
“Hazardous Substance” means any substance for which liability or standards of conduct may be imposed under Environmental Law or that is listed, defined, regulated, designated or classified as hazardous, toxic, radioactive or dangerous (or words of similar meaning and regulatory effect) under any Environmental Law, including any substance to which exposure is regulated by any Governmental Entity or any Environmental Law, including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation, mold, odor, lead-based paint, noise, per- and polyfluoroalkyl substances or polychlorinated biphenyls.
“Intellectual Property” means any and all intellectual property rights existing anywhere in the world, including: (a) patents and patent applications, including continuations, divisionals, continuations- in-part, reissues or reexaminations and patents issuing thereon (collectively, “Patents”); (b) trademarks, service marks, trade dress, logos, slogans, corporate names, trade names, and other indicia of origin, and all applications and registrations therefor (this clause (b), collectively, “Marks”); (c) Internet domain names, (d) works of authorship, copyrights and any other equivalent rights in works of authorship (including rights in Software as a work of authorship) and any other related rights of authors (this clause (d), collectively, “Copyrights”); (e) trade secrets and industrial secret rights, inventions (whether or not patentable), know-how, ideas, methods, techniques, specifications, designs, algorithms, source code, confidential or proprietary business or technical data or information (clause (e), collectively, “Trade Secrets”), (f) social media accounts, and (g) any other intellectual property rights, in each case together with all goodwill associated therewith and in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights, and all rights or forms of protection having equivalent or similar effect anywhere in the world.
“Knowledge” means (a) with respect to Parent, the actual knowledge of the individuals listed on Section A-I of the Parent Disclosure Schedules after having made reasonable inquiry and (b) with respect to the Company, the actual knowledge of the individuals listed on Section A-I of the Company Disclosure Schedules after having made reasonable inquiry.
“Law” means any federal, state, local, or municipal statute, law (including common law), act, ordinance, regulation, rule, code, Order, or principle of common law enacted, promulgated, issued, enforced or entered by any Governmental Entity.
“Lease” means all leases, subleases, or licenses applicable to the Leased Real Property, and any ancillary documents pertaining thereto, including amendments, modifications, supplements, exhibits, schedules, addenda, notices, consents, waivers and restatements thereto and thereof.
“Liability” or “Liabilities” means all debts, liabilities, guarantees, assurances, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including whether arising out of any Contract or tort based on negligence or strict liability).
“Lien” means a lien, mortgage, pledge, security interest, charge or other encumbrance of any kind or nature whatsoever, but excluding any restrictions or limitations under any securities Laws.
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“Malicious Code” means any (i) “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “ransomware,” or “worm” (as such terms are commonly understood in the software industry), or (ii) other code designed or intended to have any of the following functions: (a) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a Company IT Asset on which such code is stored or installed; or (b) damaging or destroying any data or file without the user’s consent.
“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
“No-Shop Party” means any Person or group of Persons, or any Affiliate thereof, who (a) entered into a confidentiality agreement between March 31, 2024 and the date of this Agreement with the Company with respect to such Person’s consideration and evaluation of any transaction with or involving the Company of a type described in the definition of “Alternative Acquisition Proposal”, (b) held discussions or negotiations with the Company or any of its Representatives with respect to such Person’s consideration and evaluation of any such transaction, and (c) received confidential information from or on behalf of the Company relating to such Person’s consideration and evaluation of any such transaction.
“NYSE” means the New York Stock Exchange.
“Open Source License” means the GNU General Public License, the Affero General Public License, the GNU Lesser General Public License, the Eclipse Public License, the Common Public License, the Mozilla Public License, any other license identified as an open source license by the Open Source Initiative (www.opensource.org), or any substantially similar license or another “free software” license or “open source software” license.
“Open Source Software” means any Software licensed under an Open Source License.
“Order” means any order, writ, decree, determination judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity.
“Permitted Lien” means (a) any Lien for Taxes or governmental assessments, charges or claims either (i) not yet delinquent or (ii) that are being contested in good faith and by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (b) any Lien that is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar lien arising in the ordinary course of business or that are not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (c) any Lien that is an entitlement, permit, license, utility easement or right of way, or zoning, building or other land use regulation imposed or promulgated by any Governmental Entity having jurisdiction over any of the Leased Real Property which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon, (d) any Lien that is disclosed on the most recent consolidated balance sheet of the Company or notes thereto (or securing liabilities reflected on such balance sheet), (e) any Lien that secures indebtedness (i) in existence on the date of this Agreement and set forth on Section A-II of the Company Disclosure Schedules or (ii) not prohibited by Section 5.1(b)(ix), (f) any Lien that is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements, including any purchase money Lien or other Lien securing rental payments under capital lease arrangements, , (h) any Lien that was incurred in the ordinary course of business since the date of the most recent consolidated balance sheet of the Company, (i) any Lien that will be released at or prior to the Closing, (j) any Lien that is an easement, declaration, covenant, condition, reservation, right-of-way, restriction, encroachment, servitude, permits and oil, gas, mineral and any mining reservations, rights, licenses and leases and other charge, instrument or encumbrance of record with respect to any Leased Real Property which do not or would not materially impair the use or occupancy of such Leased Real Property in the operation of the business conducted thereon, (k) any Lien arising in the ordinary course of business under worker’s compensation, unemployment insurance, social security, retirement and similar legislation, (l) statutory or contractual Liens in favor of lessors arising in connection with any Lease which (i) are not the result of delinquent payments and (ii) do not or would not materially impair the use or occupancy of such Leased Real Property in the operation of the business conducted thereon, (m) any Lien created under federal, state or foreign securities Laws, (m) any Lien that is
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deemed to be created by this Agreement or any other document executed in connection herewith, or (o) non-exclusive licenses of Intellectual Property. Except for clauses (e) and (o), no other clause set forth in the foregoing shall apply to Intellectual Property.
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.
“Personal Data” shall mean data or information that (i) identifies a particular individual or (ii) is defined as “personal data,” “personal information,” or “personally identifiable information” or a similar term under applicable Law.
“Privacy Obligations” means, to the extent applicable to the Company or its Subsidiaries, all (a) applicable Laws (including, to the extent applicable, the General Data Protection Regulation (EU) 2016/679 and the California Consumer Privacy Act), (b) written policies of the Company or its Subsidiaries, (c) industry standards applicable to business of the Company and its Subsidiaries to which the Company adheres or holds itself out as adhering to, including the industry standards listed at https:// www.smartsheet.com/trust/compliance as of the date hereof, (including, those industry standards by the American Institute of Certified Public Accounts, the International Organization for Standardization, the U.S. Department of Defense in the Cloud Computing Security Requirements Guide, the U.S. Federal Government in the Federal Risk and Authorization Management Program, and, if applicable, the PCI DSS), or (d) contractual requirements or obligations, that in each case: pertains to privacy or restrictions or obligations related to the Processing or security of Personal Data (including any security breach notification requirements) by the Company or its Subsidiaries.
“Process” and its cognates shall have the meaning set forth in the General Data Protection Regulation (EU) 2016/679.
“Representatives” means, with respect to any Person, its Affiliates, directors, officers, employees, financial advisors, financing sources, attorneys, accountants, consultants, agents, advisors and other representatives.
“Required Financial Information” means the historical financial statements and historical financial data regarding the Company and its Subsidiaries to the extent required by the Debt Financing Commitments as in effect on the date hereof.
“Required Pro Forma Financial Information” means the pro forma financial statements and data regarding the Company and its Subsidiaries to the extent expressly required by the Debt Financing Commitments as in effect on the date hereof.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended. “SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Incident” means incidents of security breaches or intrusions, denial of service, or unauthorized entry, Processing, or destruction of, any information or data stored on Company IT Assets, Personal Data (including sensitive Personal Data, or Trade Secrets), or any loss, distribution, compromise or unauthorized disclosure of (or unauthorized access to) any of the foregoing.
“Software” means software and computer programs, whether in source code or object code form, and including (a) software implementations of algorithms, models, and methodologies, firmware, and application programming interfaces, and (b) documentation, including user documentation, user manuals and training materials, files, and records relating to any of the foregoing.
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“Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
“Superior Proposal” means a bona fide written Alternative Acquisition Proposal substituting in the definition thereof “80%” for “20%” in each place each such phrase appears, made by a third party that (i) did not result from a breach of Section 6.1 and (ii) the Company Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, and considering such factors as the Company Board considers to be appropriate (including after taking into account (a) all legal, regulatory and financial aspects of the proposal (including the conditionality and certainty of closing), the identity of the Person making the Alternative Acquisition Proposal and the likelihood that such Alternative Acquisition Proposal will be consummated in accordance with its terms, and (b) any revisions to this Agreement made or proposed in writing by Parent in accordance with Section 6.1(d)(ii)), to be more favorable from a financial point of view to the Company and its shareholders (in their capacity as such) than the transactions contemplated by this Agreement.
“Tax” or “Taxes” means any and all U.S. federal, state, local and non-U.S. taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including income, capital gains, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation, net worth, excise, withholding, estimated ad valorem, value added and goods and services taxes or other charge, fee, impost, levy, duty in the nature of (or similar to) a tax, however denominated, whether disputed or not.
“Tax Return” means any return, report, form or other document (or similar filing) made or required to be made (including any schedules or attachments thereto or amendments thereof) with respect to Taxes, including any information return, claim for refund, notice, election or declaration of estimated Taxes.
“Transaction Documents” has the meaning set forth in Section 8.11.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws.
“willful and material breach” means with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with actual knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a material breach of this Agreement.
The following capitalized terms shall have the respective meanings ascribed thereto in the sections of the Agreement noted below opposite each such capitalized term.

Term	Section
Achieved Unvested Company PSUs	Section 1.5(c)(ii)
Agreement	Preamble
Alternative Acquisition Agreement	Section 6.1(a)
Alternative Financing	Section 6.6(b)
Alternative Financing Commitment	Section 6.6(b)
Anti-Corruption Laws	Section 3.9(d)
Articles of Merger	Section 1.2
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Bank Debt	Section 6.6(f)(iv)
BIS	Section 3.9(g)(iv)
Blackstone	Section 6.5(a)
Blackstone Guarantors	Recitals
Book-Entry Shares	Section 1.4(b)
Canceled Shares	Section 1.4(c)
Capitalization Date	Section 3.2(a)
Clearance Date	Section 6.3(a)
Closing	Section 2.1
Closing Date	Section 2.1
Code	Section 2.5
Company	Preamble
Company Approvals	Section 3.4(a)
Company Balance Sheet	Section 3.7
Company Balance Sheet Date	Section 3.7
Company Board	Recitals
Company Disclosure Schedules	Article 3
Company Employees	Section 6.8(b)
Company Insurance Policies	Section 3.20
Company Indemnification Agreements	Section 6.9(a)
Company Liability Limitation	Section 7.3(d)
Company Material Contract	Section 3.18(a)(xx)
Company Permits	Section 3.9(b)
Company Preferred Stock	Section 3.2(a)
Company Recommendation	Section 3.3(a)
Company Registered Intellectual Property	Section 3.15(a)
Company Related Parties	Section 7.3(d)
Company SEC Documents	Section 3.5(a)
Company Severance Plans	Section 6.8(b)
Company Shareholder Approval	Section 3.3(b)
Company Shareholder Meeting	Section 6.3(b)
Company Termination Fee	Section 7.3(a)
Confidentiality Agreements	Section 8.10
Consents	Section 6.4
Continuation Period	Section 6.8(b)
Debt Financing	Section 4.4
Debt Financing Commitments	Section 4.4
Definitive Financing Agreements	Section 6.6(a)
Dissenting Shares	Section 1.4(d)
Effective Time	Section 1.2
End Date	Section 7.1(b)(i)
Enforceability Exceptions	Section 3.3(d)
Equity Commitment Letters	Recitals
Equity Financing	Section 4.4
Equity Financing Commitments	Section 4.4
79

Ex-Im Laws	Section 3.9(g)(i)
Extended End Date	Section 7.1(b)(i)
Fair Value	Section 4.13(d)
Financing	Section 4.4
Financing Commitments	Section 4.4
Financing Uses	Section 4.4
Foreign Plan	Section 3.11(b)
Go-Shop Period	Section 6.1(a)
Governmental Entity	Section 3.4(a)
Guarantee	Recitals
Guarantors	Recitals
HSR Act	Section 3.4(a)
Indemnified Party	Section 6.9(b)
Initial End Date	Section 7.1(b)(i)
Intervening Event	Section 6.1(d)(i)
Intervening Event Notice Period	Section 6.1(d)(i)(1)
Last Condition	Section 2.1
Leased Real Property	Section 3.14
Lender Related Parties	Section 7.3(e)
Lender Related Party	Section 7.3(e)
Material Customers	Section 3.18(a)(xii)
Material Insurance Policies	Section 3.20
Material Vendors	Section 3.18(a)(xii)
Material Vendors	Section 3.18(a)(xii)
Maximum Premium	Section 6.9(c)
Merger	Recitals
Merger Consideration	Section 1.4(b)
Merger Sub	Preamble
New Plans	Section 6.8(c)
No-Shop Period Start Date	Section 6.1(a)
Notice Period	Section 6.1(d)(ii)(3)
OFAC	Section 3.9(g)(iv)
Old Plans	Section 6.8(c)
Parent	Preamble
Parent Approvals	Section 4.3(a)
Parent Disclosure Schedules	Article 4
Parent Information	Section 4.8
Parent Liability Limitation	Section 7.3(e)
Parent Material Adverse Effect	Section 4.1
Parent Related Parties	Section 7.3(e)
Parent Termination Fee	Section 7.3(b)
participate	Section 6.16
Parties	Preamble
Party	Preamble
Paying Agent	Section 2.3(a)(i)
80

Payment Fund	Section 2.3(a)(i)
Payoff Letters	Section 6.6(f)(iv)
Permits	Section 3.9(b)
Permitted Claims	Section 7.3(f)
PF Guarantor	Recitals
Proceeding	Section 6.9(b)
Proxy Statement	Section 3.4(a)
Recommendation Change	Section 6.1(c)(i)
Restricted Person	Section 3.9(g)(ii)
Sanctioned Country	Section 3.9(g)(iii)
Sanctioned Person	Section 3.9(g)(iv)
Sanctions Laws	Section 3.9(g)(v)
Shareholder Litigation	Section 6.16
Specified Acquisition	Section 5.2
Support Agreement	Recitals
Surviving Corporation	Section 1.1
Takeover Law	Section 3.25
Termination Date	Section 5.1(a)
Trade Control Laws	Section 3.9(e)
Transaction Documents	Section 8.11
Transaction Related Matters	Section 7.3(e)
Unvested Company Option	Section 1.5(a)(ii)
Unvested Company Option Consideration	Section 1.5(a)(ii)
Unvested Company PSU	Section 1.5(c)(ii)
Unvested Company PSU Consideration	Section 1.5(c)(ii)
Unvested Company RSU	Section 1.5(b)(ii)
Unvested Company RSU Consideration	Section 1.5(b)(ii)
Vested Company Option	Section 1.5(a)(i)
Vested Company Option Consideration	Section 1.5(a)(i)
Vested Company PSU	Section 1.5(c)(i)
Vested Company PSU Consideration	Section 1.5(c)(i)
Vested Company RSU	Section 1.5(b)(i)
Vested Company RSU Consideration	Section 1.5(b)(i)
Vista	Section 6.5(a)
Vista Guarantor	Recitals
Vista Investor	Recitals
WBCA	Recitals
81

Annex B
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of September 24, 2024, is entered into by and between Smartsheet Inc., a Washington corporation (the “Company”), and VEPF VIII SPV I, L.P., a Delaware limited partnership (the “Stockholder”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Einstein Parent, Inc., a Delaware corporation (“Parent”) and (iii) Einstein Merger Sub, Inc., a Washington corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), will enter into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock, no par value per share, of the Company (as adjusted pursuant to Section 8, the “Company Common Stock”) set forth opposite the Stockholder’s name on Exhibit A hereto under the heading “Owned Shares”, being all of the shares of Company Common Stock owned of record or beneficially by the Stockholder as of the date hereof (as adjusted pursuant to Section 8, collectively, the “Owned Shares”); and
WHEREAS, as a condition to the willingness of the Company to enter into the Merger Agreement and as an inducement and in consideration therefor, the Company has required that the Stockholder agrees, and the Stockholder has agreed, to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder and the Company hereby agree as follows:
1.    Agreement to Vote the Covered Shares.
1.1    Agreement to Vote. Beginning on the date hereof until the Termination Date (as defined below), at every meeting of the Company’s stockholders, including any postponement or adjournment thereof, or in any other circumstance, however called, the Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents, with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) and not to withdraw or modify any such vote or consent with respect to, all of the Owned Shares and any additional shares of Company Common Stock or other voting securities of the Company acquired by the Stockholder or its controlled Affiliates after the date hereof and prior to the Termination Date (as adjusted pursuant to Section 8, collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Merger, including any amended and restated Merger Agreement or amendment to the Merger Agreement that, in any such case, increases the Merger Consideration or otherwise results in the Merger Agreement being objectively more economically favorable to the holders of Company Common Stock than the Merger Agreement in effect as of the date of this Agreement, (ii) the approval of any proposal to adjourn or postpone any Company Stockholder Meeting to a later date if the Company proposes or requests such postponement or adjournment in accordance with Section 6.3(c) of the Merger Agreement, and (iii) the approval of any other proposal considered and voted upon by the Company Stockholders at any Company Stockholder Meeting necessary for consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Alternative Acquisition Proposal or any other proposal made in opposition to or in competition with, or which is inconsistent with, the Merger Agreement or the transactions contemplated thereby, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as expressly contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede, adversely affect or materially delay the consummation of the Merger or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at such meeting, or otherwise cause the Covered Shares to be counted as present threat for purposes of establishing a quorum. For the avoidance of doubt, other than with respect to the Supported Matters, the Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), the Stockholder shall be entitled to vote the Covered Shares in its sole discretion.
2.    Termination. This Agreement shall terminate automatically and without further action of the parties hereto upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, or (iii) the mutual written consent of the Company and the Stockholder (the earliest such date set forth in clauses (i) through (iii), the “Termination Date”); provided, that the provisions set forth in Sections 13 to 22 shall survive the termination of this Agreement; and provided, further, subject to the provisions set forth in Section 7.3(e) of the Merger Agreement, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful and Material Breach of this Agreement that may have occurred on or before such termination. For the purpose hereof, “Willful and Material Breach” means with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with actual knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a material breach of this Agreement.
3.    Certain Covenants of the Stockholder.
3.1    Transfers. Beginning on the date hereof until the Termination Date, the Stockholder hereby covenants and agrees that, except as expressly contemplated by this Agreement, (a) the Stockholder shall not, directly or indirectly, (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose (collectively, “Transfer”) or enter into any Contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or (v) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 3.1 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, the Stockholder may transfer any or all of the Covered Shares, in accordance with applicable law, to the Stockholder’s controlled Affiliates; provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Covered Shares or any interest in any of such Covered Shares is or may be transferred shall have executed and delivered to the Company a counterpart of this Agreement in a form reasonably acceptable to the Company pursuant to which such Affiliate shall be bound by all of the terms and provisions hereof in which case such Affiliate shall be deemed a Stockholder hereunder.
4.    Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company as follows:
4.1    Due Authority. The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. The Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and
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no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally.
4.2    No Conflict. The execution and delivery of, compliance with and performance by the Stockholder of this Agreement does not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (i), (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.3    Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable Antitrust and Foreign Investment Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.4    Ownership of the Owned Shares.
(a)    The Stockholder is, as of the execution hereof, the record and beneficial owner of the Owned Shares, all of which are free and clear of any liens, other than those created by this Agreement or arising under applicable securities laws. The Stockholder and its controlled Affiliates do not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, the Stockholder has not entered into any agreement to transfer any Owned Shares and no person has a right to acquire any of the Owned Shares held by the Stockholder.
4.5    Absence of Litigation. As of the date hereof, there is no Action pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder that would reasonably be expected to prevent, materially delay or materially impair the ability of the Stockholder to perform its obligations under this Agreement.
4.6    Reliance by Company. The Stockholder understands and acknowledges that the Company is entering into the Merger Agreement in reliance upon such Stockholder’s execution, and delivery of this Agreement and the performance of such Stockholder’s obligations hereunder.
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5.    Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholder as follows:
5.1    Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally.
5.2    No Conflict. The execution and delivery of, compliance with and performance by the Company of this Agreement does not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, provided, that any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
6.    Non-Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall not survive the Termination Date.
7.    Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Chapter 23B.13 of the WBCA or otherwise with respect to the Covered Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.
8.    Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Covered Shares” and “Owned Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
9.    Further Assurances. The Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
10.    Notices. Any notice or other communications under this Agreement must shall be sufficient if writing, and sent by emails by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), to the addresses and intended recipients set forth below, or to such other address as a party shall specify by written notice so given, and such notice shall be deemed to have been delivered (a) when sent by email (so long as no transmission error is received), (b) on proof of
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service when sent by reliable overnight delivery service, (c) on personal delivery in the case of hand delivery or (d) on receipt of the return receipt when sent by certified or registered mail. Any Party may notify any other party of changes to the address or any of the other details specified in this Section 10. Rejection or other refusal to accept or the inability to deliver because of changed address, of which no notice was given, shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.
If to Stockholder to:
VEPF VIII SPV I, L.P.
c/o Vista Equity Partners Management, LLC
Four Embarcadero Center, 20th Floor
San Francisco, California 94111
Attn:    John Stalder
Christina Lema
Email:
with a copy (which will not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attn:    Jonathan Davis, P.C.
Andrew Norwich
Email:
if to the Company (prior to the Effective Time) to:
Smartsheet Inc.
500 108th Ave NE, #200
Bellevue, WA 98004 USA
Attn:    Mark Mader; Jolene Marshall
Email:
with a copy (which will not constitute notice) to:
Fenwick & West LLP
401 Union Street, Fifth Floor
Seattle, WA 98101
Attn:    Alan C. Smith; David K. Michaels;
Ethan Skerry; Christopher N. Gorman
Email:
11.    Interpretation. Where a reference in this Agreement is made to a section or exhibit, such reference shall be to a section of or exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The word “or” means “and/or.” The words “include,” “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a law shall include any rules and regulations promulgated thereunder, and any reference to any law in this Agreement
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shall mean such law as from time to time amended, modified or supplemented. Each reference to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.
12.    Entire Agreement. This Agreement (along with the documents referenced herein) and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
13.    No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
14.    Governing Law; Waiver of Jury Trial. This Agreement is governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause or permit the application of laws of any jurisdictions other than those of the State of Delaware, except that matters that are specifically required by the WBCA in connection with the Supported Matters shall be governed by the laws of the State of Washington. Each of the parties (i) irrevocably consents and submits itself and its properties and assets in any Action to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware (and any appellate court therefrom) or, if any federal court within the State of Delaware declines to accept jurisdiction over a particular matter, any state court within the State of Delaware (and any appellate court therefrom)) (the “Chosen Courts”) in the event that any dispute or controversy arises out of or relates to this Agreement, (ii) the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Action arising out of or relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 10 or in such other manner as may be permitted by applicable law, but nothing in this Section 14 will affect the right of any party to serve legal process in any other manner permitted by applicable law; (iii) irrevocably and unconditionally agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Action arising out of or relating to this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Action in the Chosen Courts or that such Action was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Action arising out of or relating to this Agreement in any court other than the Chosen Courts. Each of the parties agrees that a final judgment in any Action in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.
15.    Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation
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of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
16.    Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof and without bond or other security being required, (b) if any party hereto is seeking injunctive relief, specific performance or other equitable relief pursuant hereto, the other parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company the Stockholder would have entered into this Agreement.
17.    Non-Recourse. This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the Persons that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability to any Stockholder or the Company for any obligations or liabilities of any party under this Agreement or for any Action (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith.
18.    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction.
19.    Counterparts. This Agreement may be executed in counterparts (including by facsimile, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, facsimile, electronic mail or otherwise as authorized by the prior sentence) to the other parties.
20.    Amendment; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
21.    No Presumption Against Drafting Party. The Company and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require
7

interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
22.    No Agreement until Executed. This Agreement shall not be effective unless and until (i) the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the WBCA, the certificate of incorporation of the Company, the bylaws or any similar organization document of the Company, the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Merger, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by all parties hereto.
[Signature pages follow]
8

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

VEPF VIII SPV I, L.P.

By:	Vista Equity Partners Fund VIII GP, L.P.
Its:	General Partner

By:	VEPF VIII GP, LLC
Its:	General Partner

By:	/s/ Robert F. Smith
Name: Robert F. Smith
Title: Managing Member
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

SMARTSHEET INC.

By:	/s/ Mark Mader
Name: Mark Mader
Title: Chief Executive Officer
[Signature Page to Support Agreement]

Exhibit A
Owned Shares

Stockholder	Owned Shares

VEPF VIII SPV I, L.P.	6,466,672

Annex C
September 24, 2024
Board of Directors
Smartsheet Inc.
500 108th Ave NE, Suite 200
Bellevue, Washington 98004
Members of the Board:
We understand that Smartsheet Inc., a Washington corporation (the “Company”), Einstein Parent, Inc., a Delaware corporation (“Parent”), and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (“Merger Sub”), plan to enter into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 24, 2024, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”). The Company will be the surviving entity in the Merger, and from and after the effective time of the Merger, will be a wholly owned subsidiary of Parent. Pursuant to the Merger, each share of (i) Class A common stock, without par value, of the Company that is outstanding immediately prior to the effective time of the Merger (such shares, “Company Class A Common Stock”) and (ii) Class B common stock, without par value, of the Company that is outstanding immediately prior to the effective time of the Merger (“Company Class B Common Stock,” and together with Company Class A Common Stock, “Company Common Stock” or “Shares” and each, a “Share”), other than (i) each Share to be cancelled in accordance with Section 1.4(c) of the Merger Agreement and (ii) Dissenting Shares (as such term is defined in the Merger Agreement), shall be converted automatically into and shall thereafter represent the right to receive $56.50 in cash, without interest thereon (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the holders of shares of Company Common Stock (other than Parent, Merger Sub and their respective affiliates) (the “Holders”) is fair, from a financial point of view, to such Holders.
For purposes of the opinion set forth herein, we have reviewed a draft of the Merger Agreement dated September 24, 2024 (the “Draft Merger Agreement”), certain related documents and certain publicly available financial statements and other business and financial information of the Company. We have also reviewed certain forward-looking information relating to the Company prepared by the management of the Company, including financial projections and operating data of the Company (the “Company Projections”). Additionally, we discussed the past and current operations and financial condition and the prospects of the Company with senior management of the Company. We also reviewed the historical market prices and trading activity for Company Class A Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Class A Common Stock with that of certain other selected publicly- traded companies and their securities. In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.
One Maritime Plaza | 24th Floor | San Francisco, CA 94111
Tel: 415.844.7700 | www.qatalyst.com | Fax: 415.391.3914

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by the Company. With respect to the Company Projections, we have been advised by the management of the Company, and have assumed based on discussions with the management and Board of Directors of the Company, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company and other matters covered thereby. We express no view as to the Company Projections or the assumptions on which they were based. We have assumed that the terms of the Draft Merger Agreement will not differ materially from the final executed Merger Agreement, and that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company or the contemplated benefits expected to be derived in the proposed Merger. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or its affiliates nor have we been furnished with any such evaluation or appraisal. In addition, we have relied, without independent verification, upon the assessment of the management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products.
We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which will become payable upon delivery of this opinion. We will receive an additional, larger fee if the Merger is consummated. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement. During the two-year period prior to the date hereof, no material relationship existed between Qatalyst Partners or any of its affiliates, on the one hand, and the Company, Parent, Vista Equity Partners, Blackstone or the Abu Dhabi Investment Authority (“ADIA”), on the other hand, pursuant to which compensation was received by Qatalyst Partners or its affiliates, except that Qatalyst Partners has provided financial advisory services to (a) Cvent, a then-majority-owned portfolio company of Vista Equity Partners, an affiliate of Parent, and received approximately $49 million in connection with such services and (b) Apptio, a then-majority-owned portfolio company of Vista Equity Partners, an affiliate of Parent, and received approximately $7.5 million in connection with such services. Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to the Company, Parent, Vista Equity Partners, Blackstone, ADIA and their respective affiliates for which we would expect to receive compensation.
Qatalyst Partners provides investment banking and other services to a wide range of entities and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Parent, Vista Equity Partners, Blackstone, ADIA or certain of their respective affiliates.
2
One Maritime Plaza | 24th Floor | San Francisco, CA 94111
Tel: 415.844.7700 | www.qatalyst.com | Fax: 415.391.3914

This opinion has been approved by our opinion committee in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent. This opinion does not constitute a recommendation as to how to vote with respect to the Merger or any other matter and does not in any manner address the price at which Company Class A Common Stock will trade at any time.
Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we have neither been asked nor do we assume any obligation to update, revise or reaffirm this opinion. Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company. Our opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Holders, and we express no opinion with respect to the fairness of (i) the amount or nature of the compensation to any of the officers, directors or employees of the Company or any of its affiliates, or any class of such persons, relative to such consideration, (ii) the allocation of the aggregate consideration to be paid to Holders between the holders of Company Class A Common Stock and the holders of Company Class B Common Stock or (iii) the voting rights associated with the Company Class B Common Stock or any governance or other rights of the holders thereof (and we have not taken any such rights into account in our analysis.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received pursuant to, and in accordance with, the terms of the Merger Agreement by the Holders is fair, from a financial point of view, to such Holders.

Yours faithfully,

/s/ Qatalyst Partners LP

Qatalyst Partners LP
3
One Maritime Plaza | 24th Floor | San Francisco, CA 94111
Tel: 415.844.7700 | www.qatalyst.com | Fax: 415.391.3914

Annex D
Annex D
Chapter 23B.13 of the Revised Code of Washington
RCW 23B.13.010—Definitions.
As used in this chapter:
(1) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2) “Dissenter” means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.
(3) “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(4) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
(5) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
(6) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(7) “Shareholder” means the record shareholder or the beneficial shareholder.
RCW 23B.13.020—Right to dissent.
(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:
(a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, or would have been required but for the provisions of RCW 23B.11.030, and the shareholder was, or but for the provisions of RCW 23B.11.030 would have been, entitled to vote on the merger, or (ii) if the corporation was a subsidiary and the plan of merger provided for the merger of the subsidiary with its parent under RCW 23B.11.040;
(b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;
(c) A sale, lease, exchange, or other disposition, which has become effective, of all, or substantially all, of the property and assets of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale, lease, exchange, or other disposition, including a disposition in dissolution, but not including a disposition pursuant to court order or a disposition for cash pursuant to a plan by which all or substantially all of the net proceeds of the disposition will be distributed to the shareholders within one year after the date of the disposition;
(d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation;
(e) Any action described in RCW 23B.25.120;
(f) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; or

(g) A plan of entity conversion in the case of a conversion of a domestic corporation to a foreign corporation, which has become effective, to which the domestic corporation is a party as the converting entity, if: (i) The shareholder was entitled to vote on the plan; and (ii) the shareholder does not receive shares in the surviving entity that have terms as favorable to the shareholder in all material respects and that represent at least the same percentage interest of the total voting rights of the outstanding shares of the surviving entity as the shares held by the shareholder before the conversion.
(2) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.
(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder’s shares shall terminate upon the occurrence of any one of the following events:
(a) The proposed corporate action is abandoned or rescinded;
(b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or
(c) The shareholder’s demand for payment is withdrawn with the written consent of the corporation.
RCW 23B.13.030—Dissent by nominees and beneficial owners.
(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders.
(2) A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:
(a) The beneficial shareholder delivers to the corporation the record shareholder’s executed written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.
RCW 23B.13.200—Notice of dissenters’ rights.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 would be submitted for approval by a vote at a shareholders’ meeting but for the provisions of RCW 23B.11.030(9), the offer made pursuant to RCW 23B.11.030(9) must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter. (3) If corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.
RCW 23B.13.210—Notice of intent to demand payment.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 does not require shareholder approval pursuant to RCW 23B.11.030(9), a shareholder who wishes to assert dissenters’ rights with respect to any class or series of shares:
(a) Shall deliver to the corporation before the shares are purchased pursuant to the offer under RCW 23B.11.030(9) written notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected; and
(b) Shall not tender, or cause to be tendered, any shares of such class or series in response to such offer.
(3) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters’ rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.
(4) A shareholder who does not satisfy the requirements of subsection (1), (2), or (3) of this section is not entitled to payment for the shareholder’s shares under this chapter.
RCW 23B.13.220—Dissenters’ rights—Notice.
(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved at a shareholders’ meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (6) of this section.
(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.11.030(9), the corporation shall within 10 days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(2) a notice in compliance with subsection (6) of this section.
(3) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(3) shall comply with subsection (6) of this section.
(4) In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(a)(ii), the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders of the subsidiary other than the parent a notice in compliance with subsection (6) of this section.
(5) In the case of proposed corporate action creating dissenters’ rights under RCW 23B.13.020(1)(d) that, pursuant to RCW 23B.10.020(4)(b), is not required to be approved by the shareholders of the corporation, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders entitled to dissent under RCW 23B.13.020(1)(d) a notice in compliance with subsection (6) of this section.
(6) Any notice under subsection (1), (2), (3), (4), or (5) of this section must:
(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1), (2), (3), (4), or (5) of this section is delivered; and
(e) Be accompanied by a copy of this chapter.

RCW 23B.13.230—Duty to demand payment.
(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to RCW 23B.13.220(6)(c), and deposit the shareholder’s certificates, all in accordance with the terms of the notice.
(2) The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.
(3) A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder’s shares under this chapter.
RCW 23B.13.240—Share restrictions.
(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.
(2) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.
RCW 23B.13.250—Payment.
(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.
(2) The payment must be accompanied by:
(a) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;
(b) An explanation of how the corporation estimated the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter’s right to demand payment under RCW 23B.13.280; and
(e) A copy of this chapter.
RCW 23B.13.260—Failure to take corporate action.
(1) If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.
(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must deliver a new dissenters’ notice under RCW 23B.13.220 and repeat the payment demand procedure.
RCW 23B.13.270—After-acquired shares.
(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall deliver with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under RCW 23B.13.280.
RCW 23B.13.280—Procedure if shareholder dissatisfied with payment or offer.
(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under RCW 23B.13.250, or reject the corporation’s offer under RCW 23B.13.270 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:
(a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;
(b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or
(c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.
(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.
RCW 23B.13.300—Court action.
(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(2) The corporation shall commence the proceeding in the superior court of the county where a corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.
RCW 23B.13.310—Court costs and counsel fees.
(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.20; or
(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Annex E
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SMARTSHEET INC.
ARTICLE I
The name of the corporation (the “Corporation”) is Smartsheet Inc.
ARTICLE II
The Corporation is authorized to issue only one class of stock, consisting of Common Stock, par value of $0.0001 per share. The total number of shares of Common Stock which the Corporation is authorized to issue is one thousand (1,000).
ARTICLE III
The registered agent of the Corporation and the address of its registered office are as follows:
GKL Registered Agents of WA, Inc.
811 First Avenue, Suite 457
Seattle, WA 985104
ARTICLE IV
Subject to the requirements set forth herein, the number of directors of the Corporation shall be determined in the manner provided by the Corporation’s bylaws and may be increased or decreased from time to time in the manner provided therein.
ARTICLE V
(a)To the fullest extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or the Corporation’s shareholders for monetary damages for conduct as a director.
(b)The Corporation shall, to the maximum extent permitted by applicable law, indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B.08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by this Second Amended and Restated Articles of Incorporation of the Corporation.
(c)Any amendments to or repeal of this ARTICLE V shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring before such amendment or repeal. Additionally, any amendment to the Washington Business Corporation Act that serves to limit the applicability of paragraph (a) or paragraph (b) of this ARTICLE V shall not operate as any such limitation with respect to acts or omissions, or alleged acts or omissions of a director prior to the date of such amendment.
[Signature Page Follows]

Dated: _______________________, 2024	SMARTSHEET INC.

	By:	_________________________________
Name:
Its:

CERTIFICATE OF OFFICER
OF
SMARTSHEET INC.
Pursuant to the provisions of RCW 23B.10.070, the Second Amended and Restated Articles of Incorporation of Smartsheet Inc., a Washington corporation, are hereby submitted for filing.
1.The name of record of the Corporation is Smartsheet Inc., a Washington corporation (the “Corporation”).
2.The Amended and Restated Articles of Incorporation of the Corporation filed on April 30, 2018 are amended and restated in their entirety and replaced with the Second Amended and Restated Articles of Incorporation of the Corporation as set forth on Exhibit A attached hereto (the “Restated Articles”).
3.The Restated Articles were duly approved by the board of directors of the Corporation and by the sole shareholder of the Corporation on the date hereof in accordance with the provisions of RCW 23B.10.030 and 23B.10.040.

IN WITNESS WHEREOF, the undersigned certifies that [he / she] is the [__________] of the Corporation and has executed these Second Amended and Restated Articles of Incorporation of the Corporation this _______ day of ____________________, 2024.

SMARTSHEET INC.

By:	_________________________________
Name:
Its:

Exhibit A
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SMARTSHEET INC.
ARTICLE I
The name of the corporation (the “Corporation”) is Smartsheet Inc.
ARTICLE II
The Corporation is authorized to issue only one class of stock, consisting of Common Stock, par value of $0.0001 per share. The total number of shares of Common Stock which the Corporation is authorized to issue is one thousand (1,000).
ARTICLE III
The registered agent of the Corporation and the address of its registered office are as follows:
GKL Registered Agents of WA, Inc.
811 First Avenue, Suite 457
Seattle, WA 985104
ARTICLE IV
Subject to the requirements set forth herein, the number of directors of the Corporation shall be determined in the manner provided by the Corporation’s bylaws and may be increased or decreased from time to time in the manner provided therein.
ARTICLE V
(a)To the fullest extent that the Washington Business Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be personally liable to the Corporation or the Corporation’s shareholders for monetary damages for conduct as a director.
(b)The Corporation shall, to the maximum extent permitted by applicable law, indemnify any individual made a party to a proceeding because that individual is or was a director of the Corporation and shall advance or reimburse the reasonable expenses incurred by such individual in advance of final disposition of the proceeding, without regard to the limitations in RCW 23B08.510 through 23B.08.550 of the Washington Business Corporation Act, or any other limitation which may hereafter be enacted to the extent such limitation may be disregarded if authorized by this Second Amended and Restated Articles of Incorporation of the Corporation.
(c)Any amendments to or repeal of this ARTICLE V shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring before such amendment or repeal. Additionally, any amendment to the Washington Business Corporation Act that serves to limit the applicability of paragraph (a) or paragraph (b) of this ARTICLE V shall not operate as any such limitation with respect to acts or omissions, or alleged acts or omissions of a director prior to the date of such amendment.

Annex F

SECOND AMENDED AND RESTATED BYLAWS
OF
SMARTSHEET INC.
Adopted on [●], 2024

i.

3.8 QUORUM	6

3.9 MANNER OF ACTING	6

3.10 PRESUMPTION OF ASSENT	6

3.11 ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING	6

3.12 RESIGNATION	6

3.13 REMOVAL	7

3.14 VACANCIES	7

3.15 EXECUTIVE AND OTHER COMMITTEES	7

3.16 COMPENSATION	8

SECTION 4. OFFICERS	8

4.1 APPOINTMENT AND TERM	8

4.2 RESIGNATION	9

4.3 REMOVAL	9

4.4 CONTRACT RIGHTS OF OFFICERS	9

4.5 CHAIRMAN OF THE BOARD	9

4.6 CHIEF EXECUTIVE OFFICER	9

4.7 VICE PRESIDENT	9

4.8 SECRETARY	10

4.9 TREASURER	10

4.10 SALARIES	10

SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS	10

5.1 CONTRACTS	10

5.2 LOANS TO THE CORPORATION	10

5.3 CHECKS, DRAFTS, ETC	10

5.4 DEPOSITS	10

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER	11

6.1 ISSUANCE OF SHARES	11
ii.

6.2 CERTIFICATES FOR SHARES	11

6.3 STOCK RECORDS	11

6.4 LOST OR DESTROYED CERTIFICATES	11

SECTION 7. BOOKS AND RECORDS	11

SECTION 8. ACCOUNTING YEAR	12

SECTION 9. SEAL	12

SECTION 10. INDEMNIFICATION	12

10.1 RIGHT TO INDEMNIFICATION	12

10.2 RESTRICTIONS ON INDEMNIFICATION	13

10.3 ADVANCEMENT OF EXPENSES	13

10.4 RIGHT OF INDEMNITEE TO BRING SUIT	13

10.5 PROCEDURES EXCLUSIVE	13

10.6 NONEXCLUSIVITY OF RIGHTS	14

10.7 INSURANCE, CONTRACTS AND FUNDING	14

10.8 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION	14

10.9 PERSONS SERVING OTHER ENTITIES	14

SECTION 11. AMENDMENTS	14
iii.

SECOND AMENDED AND RESTATED BYLAWS
OF
SMARTSHEET INC.
SECTION 1. OFFICES
The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors (“Board”) may designate. The corporation may have such other offices, either within or without the State of Washington, as the Board may designate or as the business of the corporation may require from time to time.
SECTION 2. SHAREHOLDERS
2.1    ANNUAL MEETING
The annual meeting of the shareholders shall be held on such date, time and place, either within or without the State of Washington, as may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected and any other proper business may be transacted.
2.2    SPECIAL MEETINGS
The Chairman of the Board, the Chief Executive Officer or the Board may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.
2.3    MEETINGS BY COMMUNICATION EQUIPMENT
Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.
2.4    DATE, TIME AND PLACE OF MEETING
Except as otherwise provided herein, all meetings of shareholders, including those held pursuant to demand by shareholders as provided herein, shall be held on such date and at such time and place, within or without the State of Washington, designated by or at the direction of the Board.
2.5    NOTICE OF MEETING
Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than ten (10) nor more than sixty (60) days before the meeting, except that notice of a meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all of the corporation’s assets other than in the regular course of business or the dissolution of the corporation shall be given not less than twenty (20) nor more than sixty (60) days before such meeting. Such notice may be transmitted by mail, private carrier, personal delivery, telegraph, teletype or communications equipment which transmits a facsimile of the notice to like equipment which receives and reproduces such notice. If these forms of written notice are impractical in the view of the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary, written notice may be transmitted by an advertisement in a newspaper of general circulation in the area of the corporation’s principal office. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder’s address as it appears in the corporation’s current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder’s address, telephone number or other number appearing on the records of the corporation. Any notice given by publication as herein provided shall be deemed effective five (5) days after first publication.
2.6    WAIVER OF NOTICE
Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance thereat in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.
2.7    FIXING OF RECORD DATE FOR DETERMINING SHAREHOLDERS
For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than seventy (70) days, and in case of a meeting of shareholders not less than ten (10) days prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date, which it shall do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting. If no record date is set for the determination of shareholders entitled to receive payment of any stock dividend or distribution (other than one involving a purchase, redemption, or other acquisition of the corporation’s shares), the record date shall be the date the Board authorizes the stock dividend or distribution.
2.8    VOTING RECORD
At least ten (10) days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, arranged by voting group and by each class or series of shares therein, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for ten (10) days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder’s agent.
2.

2.9    QUORUM
A majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Articles of Incorporation or the Washington Business Corporation Act, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than a majority of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice if the new date, time or place is announced at the meeting before adjournment. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented thereat. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business thereat, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
2.10    MANNER OF ACTING
If a quorum is present, action on a matter other than the election of Directors shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Articles of Incorporation or the Washington Business Corporation Act requires a greater number of affirmative votes.
2.11    PROXIES
A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid eleven (11) months after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.
2.12    VOTING OF SHARES
Except as provided in the Articles of Incorporation or in Section 2.13 hereof, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.
2.13    VOTING FOR DIRECTORS
Each shareholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote, or (unless otherwise provided in the Articles of Incorporation) each such shareholder may cumulate such shareholder’s votes by distributing among one or more candidates as many votes as are equal to the number of such Directors multiplied by the number of such shareholder’s shares. Unless otherwise provided in the Articles of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected.
3.

2.14    ACTION BY SHAREHOLDERS WITHOUT A MEETING
Any action which could be taken at a meeting of the shareholders may be taken without a meeting or a vote if the action is taken by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted. The taking of action by shareholders without a meeting or vote must be evidenced by one or more written consents describing the action taken, signed by shareholders holding of record or otherwise entitled to vote in the aggregate not less than the minimum number of votes necessary in order to take such action by written consent.
SECTION 3. BOARD OF DIRECTORS
3.1    GENERAL POWERS
All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.
3.2    NUMBER AND TENURE
The Board shall be composed of five (5) Directors, and thereafter, the specific number shall be set by resolution of the Board. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Unless a Director dies, resigns, or is removed, his or her term of office shall expire at the next annual meeting of shareholders; provided, however, that a Director shall continue to serve until his or her successor is elected or until there is a decrease in the authorized number of Directors. Directors need not be shareholders of the corporation or residents of the State of Washington and need not meet any other qualifications.
3.3    ANNUAL AND REGULAR MEETINGS
An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution the Board, or any committee thereof, may specify the time and place either within or without the State of Washington for holding regular meetings thereof without notice other than such resolution.
3.4    SPECIAL MEETINGS
Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the Chief Executive Officer, the Secretary or, in the case of special Board meetings, any Director and, in the case of any special meeting of any committee designated by the Board, by the Chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Washington as the place for holding any special Board or committee meeting called by them.
3.5    MEETINGS BY COMMUNICATIONS EQUIPMENT
Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by
4.

which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.
3.6    NOTICE OF SPECIAL MEETINGS
Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.
3.6.1    Personal Delivery
If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two (2) days before the meeting.
3.6.2    Delivery by Mail
If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five (5) days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.
3.6.3    Delivery by Private Carrier
If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the corporation at least three (3) days before the meeting.
3.6.4    Facsimile Notice
If notice is delivered by wire or wireless equipment which transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least two (2) days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.
3.6.5    Delivery by Telegraph
If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company for delivery to a Director at his or her address shown on the records of the corporation at least three (3) days before the meeting.
3.6.6    Oral Notice
If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least two (2) days before the meeting.
3.7    WAIVER OF NOTICE
3.7.1    In Writing
Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether
5.

before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.
3.7.2    By Attendance
A Director’s attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business thereat and does not thereafter vote for or assent to action taken at the meeting.
3.8    QUORUM
A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.
3.9    MANNER OF ACTING
If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board meeting shall be the act of the Board, unless the vote of a greater number is required by these Bylaws, the Articles of Incorporation or the Washington Business Corporation Act.
3.10    PRESUMPTION OF ASSENT
A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director’s arrival, to holding the meeting or transacting any business thereat, (b) the Director’s dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director’s dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.
3.11    ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING
Any action which could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.
3.12    RESIGNATION
Any Director may resign at any time by delivering written notice to the Chairman of the Board, the Chief Executive Officer, the Secretary or the Board. Any such resignation is effective upon delivery
6.

thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
3.13    REMOVAL
At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles of Incorporation permit removal for cause only) by the holders of the shares entitled to elect the Director or Directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the Director. If the Articles of Incorporation permit cumulative voting in the election of Directors, then a Director may not be removed if the number of votes sufficient to elect such Director if then cumulatively voted at an election of the entire Board or, if there are classes of Directors, at an election of the class of Directors of which such Director is a part, is voted against the Director’s removal.
3.14    VACANCIES
Unless the Articles of Incorporation provide otherwise, any vacancy occurring on the Board may be filled by the shareholders, the Board or, if the Directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining Directors. Any vacant office held by a Director elected by the holders of one or more classes or series of shares entitled to vote and be counted collectively thereon shall be filled only by the vote of the holders of such class or series of shares. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.
3.15    EXECUTIVE AND OTHER COMMITTEES
3.15.1    Creation of Committees
The Board, by resolution adopted by the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws, may create standing or temporary committees, including an Executive Committee, and appoint members thereto from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws and applicable law. Each committee must have two or more members, who shall serve at the pleasure of the Board.
3.15.2    Authority of Committees
Each committee shall have and may exercise all of the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions pertaining thereto and adopted in like manner, except that no such committee shall have the authority to: (a) authorize or approve a distribution except according to a general formula or method prescribed by the Board, (b) approve or propose to shareholders actions or proposals required by the Washington Business Corporation Act to be approved by shareholders, (c) fill vacancies on the Board or any committee thereof, (d) adopt, amend or repeal Bylaws, (e) amend the Articles of Incorporation pursuant to RCW 23B.10.020, (f) approve a plan of merger not requiring shareholder approval, or (g) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares except that the Board may authorize a committee or a senior executive officer of the corporation to do so within limits specifically prescribed by the Board.
7.

3.15.3    Quorum and Manner of Acting
A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. Except as may be otherwise provided in the Washington Business Corporation Act, if a quorum is present when the vote is taken the act of a majority of the members present shall be the act of the committee.
3.15.4    Minutes of Meetings
All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.
3.15.5    Resignation
Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the Chief Executive Officer, the Secretary or the Board. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.
3.15.6    Removal
The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of the greater of a majority of the Directors then in office and the number of Directors required to take action in accordance with these Bylaws.
3.16    COMPENSATION
By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.
SECTION 4. OFFICERS
4.1    APPOINTMENT AND TERM
The officers of the corporation shall be those officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term “executive officer” shall mean the Chief Executive Officer or any other officer who performs a policy-making function. The Board may appoint such other officers and assistant officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.
8.

4.2    RESIGNATION
Any officer may resign at any time by delivering written notice thereof to the corporation. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
4.3    REMOVAL
Any officer may be removed by the Board at any time, with or without cause. An officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.
4.4    CONTRACT RIGHTS OF OFFICERS
The appointment of an officer does not itself create contract rights.
4.5    CHAIRMAN OF THE BOARD
If appointed, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and shareholders unless another officer is appointed or designated by the Board as Chairman of such meetings.
4.6    CHIEF EXECUTIVE OFFICER
If appointed, the Chief Executive Officer shall be the chief executive officer of the corporation, shall preside over meetings of the Board and shareholders in the absence of a Chairperson of the Board, and, subject to the Board’s control, shall supervise and control all of the assets, business and affairs of the corporation. The Chief Executive Officer may sign, with the Secretary or an Assistant Secretary or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation, deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as are prescribed by the Board from time to time.
4.7    VICE PRESIDENT
In the event of the death of the Chief Executive Officer or a vacancy in the office of the Chief Executive Officer, or his or her inability to act, the Vice President shall, if appointed, perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the Chief Executive Officer. If there is more than one Vice President, the Vice President who was designated by the Board as the successor to the Chief Executive Officer, or if no Vice President is so designated, the Vice President first elected to the office of Vice President, shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the Chief Executive Officer. Any Vice President may sign, with the Secretary of an Assistant Secretary or with the Treasurer or an Assistant Treasurer, certificates for shares of the corporation. Vice Presidents shall perform other duties as from time to time may be assigned to them by the Chief Executive Officer or by or at the direction of the Board.
9.

4.8    SECRETARY
If appointed, the Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation records and stock registers, and authentication of the corporation’s records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chief Executive Officer or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.
4.9    TREASURER
If appointed, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for funds due and payable to the corporation from any source whatsoever, and deposit funds in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general shall perform all duties incident to the office of Treasurer and other duties as from time to time may be assigned to him or her by the Chief Executive Officer or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.
4.10    SALARIES
The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.
SECTION 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS
5.1    CONTRACTS
The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.
5.2    LOANS TO THE CORPORATION
No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.
5.3    CHECKS, DRAFTS, ETC.
All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.
5.4    DEPOSITS
All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.
10.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER
6.1    ISSUANCE OF SHARES
No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.
6.2    CERTIFICATES FOR SHARES
Shares may, but need not, be represented by certificates. If certificated, certificates representing shares of the corporation shall be signed, either manually or in facsimile, by any two (2) duly appointed officers of the corporation and shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares. All certificates shall be consecutively numbered or otherwise identified.
6.3    STOCK RECORDS
The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation’s transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.
6.4    LOST OR DESTROYED CERTIFICATES
In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.
SECTION 7. BOOKS AND RECORDS
The corporation shall:
(a)Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.
(b)Maintain appropriate accounting records.
(c)Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.
(d)Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.
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(e)Keep a copy of the following records at its principal office:
(i)the Articles of Incorporation and all amendments thereto as currently in effect;
(ii)the Bylaws and all amendments thereto as currently in effect;
(iii)the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three (3) years;
(iv)the financial statements described in Section 23B.16.200(1) of the Washington Business Corporation Act, for the past three (3) years;
(v)all written communications to shareholders generally within the past three (3) years;
(vi)a list of the names and business addresses of the current Directors and officers; and
(vii)the most recent annual report delivered to the Washington Secretary of State.
SECTION 8. ACCOUNTING YEAR
The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.
SECTION 9. SEAL
The Board may provide for a corporate seal which shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.
SECTION 10. INDEMNIFICATION
10.1    RIGHT TO INDEMNIFICATION
Each person who was, is or is threatened to be made a named party to or is otherwise involved (including, without limitation, as a witness) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or officer of the corporation or, that being or having been such a Director or officer or an employee of the corporation, he or she is or was serving at the request of an executive officer of the corporation as a Director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an “indemnitee”), whether the basis of a proceeding is alleged action in an official capacity as such a Director, officer, partner, trustee, employee or agent or in any other capacity while serving as such a Director, officer, partner, trustee, employee or agent, shall be indemnified and held harmless by the corporation against all expense, liability and loss (including counsel fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification
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shall continue as to an indemnitee who has ceased to be a Director, officer, partner, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Except as provided in Section 10.4 of this Section with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if a proceeding (or part thereof) was authorized or ratified by the Board. The right to indemnification conferred in this Section shall be a contract right.
10.2    RESTRICTIONS ON INDEMNIFICATION
No indemnification shall be provided to any such indemnitee for acts or omissions of the indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for conduct of the indemnitee finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act, for any transaction with respect to which it was finally adjudged that such indemnitee personally received a benefit in money, property or services to which the indemnitee was not legally entitled or if the corporation is otherwise prohibited by applicable law from paying such indemnification, except that if Section 23B.08.560 or any successor provision of the Washington Business Corporation Act is hereafter amended, the restrictions on indemnification set forth in this Section 10.2 shall be as set forth in such amended statutory provision.
10.3    ADVANCEMENT OF EXPENSES
The right to indemnification conferred in this Section 10.3 shall include the right to be paid by the corporation the expenses incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”). An advancement of expenses shall be made upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 10.3.
10.4    RIGHT OF INDEMNITEE TO BRING SUIT
If a claim under Section 10.1 or 10.3 of this Section is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part, in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 10.4 upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the corporation) and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is so entitled.
10.5    PROCEDURES EXCLUSIVE
Pursuant to Section 23B.08.560(2) or any successor provision of the Washington Business Corporation Act, the procedures for indemnification and advancement of expenses set forth in this Section 10.5 are in lieu of the procedures required by Section 23B.08.550 or any successor provision of the Washington Business Corporation Act.
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10.6    NONEXCLUSIVITY OF RIGHTS
The right to indemnification and the advancement of expenses conferred in this Section 10.6 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation or Bylaws of the corporation, general or specific action of the Board, contract or otherwise.
10.7    INSURANCE, CONTRACTS AND FUNDING
The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, partner, trustee, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act. The corporation may enter into contracts with any Director, officer, partner, trustee, employee or agent of the corporation in furtherance of the provisions of this Section and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.
10.8    INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION
The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees and agents or any class or group of employees and agents of the corporation (a) with the same scope and effect as the provisions of this Section with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; (b) pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act; or (c) as are otherwise consistent with law.
10.9    PERSONS SERVING OTHER ENTITIES
Any person who, while a Director, officer or employee of the corporation, is or was serving (a) as a Director or officer of another foreign or domestic corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation or (b) as a partner, trustee or otherwise in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the corporation or a wholly owned subsidiary of the corporation is a general partner or has a majority ownership shall be deemed to be so serving at the request of an executive officer of the corporation and entitled to indemnification and advancement of expenses under Sections 10.1 and 10.3 of this section.
SECTION 11. AMENDMENTS
These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, except that the Board may not repeal or amend any Bylaw that the shareholders have expressly provided, in amending or repealing such Bylaw, may not be amended or repealed by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws adopted by the Board may be amended, repealed, altered or modified by the shareholders.
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V58865-S99945 3. If necessary or appropriate, to adjourn the Special Meeting of the Shareholders to a later date or dates as provided in the Merger Agreement, including to solicit additional votes if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting of the Shareholders. 1. To adopt the Agreement and Plan of Merger, dated September 24, 2024 (the "Merger Agreement"), by and among Smartsheet Inc. ("Smartsheet"), Einstein Parent, Inc., a Delaware corporation (“Parent”), and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”), pursuant to which, Merger Sub will merge with and into Smartsheet (which we refer to as the “Merger”), whereupon the separate corporate existence of Merger Sub shall cease, with Smartsheet surviving the Merger as a wholly owned subsidiary of Parent. 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Smartsheet's named executive officers that is based on or otherwise relates to the Merger. For Against Abstain ! !! ! !! ! !! SMARTSHEET INC. The Board of Directors recommends you vote FOR the following proposals: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SMARTSHEET INC. 500 108TH AVE NE, SUITE 200 BELLEVUE, WA 98004 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMAR2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The shareholder materials are available at www.proxyvote.com. V58866-S99945 SMARTSHEET INC. SPECIAL MEETING OF SHAREHOLDERS [TBD] AT [TBD] A.M. PACIFIC TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoint(s) Mark P. Mader and Jolene Marshall, or either of them, as proxies, each with the power to appoint their own substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Smartsheet Inc. that the undersigned is/are entitled to vote at the Special Meeting of Shareholders to be held at [TBD] A.M. Pacific Time, on [TBD], at www.virtualshareholdermeeting.com/SMAR2024SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE